Prospectus 1

Lincoln Level Advantage 2® B-Share Index-Linked Annuity Contracts
May 1, 2026
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-877-737-6872
This prospectus describes an individual single premium index-linked deferred annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) or 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. We offer other types of annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this Contract is the best product for you.
This Contract is a complex investment and involves risks, including potential loss of principal.
The Contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners and describes all material rights and obligations of annuity purchasers under the Contract. The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please check with your registered representative regarding availability.
The availability of Indexed Accounts, Contract benefits, or other Contract features described in this prospectus may vary depending on the broker-dealer/financial intermediary through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations for additional information.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties although any Contract Adjustments will be applied. In some states, or if you are replacing an existing contract, this free look or cancellation period may be longer. Upon cancellation, and depending on state requirements, you will receive: 1) the greater of a full refund of the amount you paid with your application or your total Contract Value; or 2) a full refund of the amount you paid with your application, less any withdrawals. You should review this prospectus and consult with your registered representative for additional information about the specific cancellation terms that may apply.
The minimum Purchase Payment for the Contract is $25,000. No Purchase Payments will be accepted after the date the Contract is issued. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. The minimum allocation to an Indexed Account is $2,000 and you can only reallocate Contract Value to an Indexed Account on an Indexed Anniversary Date.
You may invest in one or more of the available Indexed Accounts, subject to any limitations described herein. See Appendix A – Investment Options Available Under The Contract. Indexed Accounts are established for either 1-Year, 3-Year, or 6-Year Terms, and the return on these accounts at the end of the Indexed Term is based in part on the performance of a specified Index. Each Indexed Account will have either (i) a specified Performance Cap, which is the highest Performance Rate that we will credit; (ii) a specified percentage of positive Index performance based on a Participation Rate; (iii) a Performance Trigger Rate that provides a specified rate of return if the performance of the Index is zero or positive; (iv) a Dual Performance Trigger Rate, which will either provide a specific rate of return if the performance of the Index is positive, zero or negative within the Protection Level or be added to the Index performance percentage and the Protection Level if the Index performance is negative and beyond the Protection Level; or (v) a Dual Rate, which will provide either a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative, and a Performance Cap that applies if the Index performance exceeds the Dual Rate. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual
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Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. The amount of gain credited for each Indexed Segment at the end of an Indexed Term may be limited by the Performance Cap, Participation Rate, Performance Trigger Rate or Dual Performance Trigger Rate we declare. We guarantee a minimum declared crediting rate for each Indexed Account. See Appendix A – Investment Options Available Under The Contract for the guaranteed minimum declared crediting rates for each Indexed Account.
The amount of loss from negative Index performance for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level or the Dual Rate for that Segment. Your Contract Value may not be impacted by any loss up to the applicable Protection Level or Dual Rate that you choose if you do not make withdrawals during the Indexed Term. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or a 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or a 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection Level. This potential of loss exists for each Indexed Term, and over the life of the Contract which could be much greater. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, in which case you could lose the entire amount of your investment.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in surrender charges, negative Contract Adjustments, taxes, and tax penalties. Your risk of loss may be greater if you make a withdrawal prior to the End Date of an Indexed Term because a negative Contract Adjustment based on the Interim Value of the Indexed Segment may apply. The Interim Value for each Indexed Segment is calculated each Valuation Date prior to the End Date of the Indexed Term. The Interim Value calculation is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Indexed Crediting Base for each of your Indexed Segments in a proportion equal to the reduction in the Interim Value of each Indexed Segment. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised.
We hold all or a portion of the assets for our obligations for the Indexed Account options in a non-registered, non-insulated separate account, established by Us. We do not guarantee how any of the Indexed Accounts will perform. There is a risk of loss of your investment because you agree to absorb all losses in excess of the level of protection you selected.
Investors should consult a registered representative about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon your financial situation and objectives. We do not guarantee that all of the Indexed Account options will always be available. Our obligations under the Contract, including amounts to be paid to you from the Indexed Accounts, are subject to our financial strength and claims-paying ability.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available online at www.Investor.gov.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
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Special Terms
In this prospectus, the following terms have the indicated meanings:
Annual Locks—An Indexed Account with Annual Locks is a multi-year account in which the performance is calculated on each Indexed Anniversary Date, but the performance is not credited to or deducted from the Indexed Segment until the End Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contract Adjustment—A positive or negative adjustment to the Contract based on the Interim Value of an Indexed Segment.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Participation Rate, Performance Trigger Rate, Dual Performance Trigger Rate, and Dual Plus.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
Dual Performance Trigger Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
Dual Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment of a Dual Plus Indexed Account at the end of the Indexed Term.
Dual Plus—A Crediting Method that uses, in part, a Performance Cap and Dual Rate to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
End Date—The last day of the Indexed Term.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an Index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base or Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term or Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interim Value—Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation, annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term. The Interim Value is also used when Secure Lock+® is chosen.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Monthly Anniversary—The same calendar day as the Contract Date for each succeeding month following the Contract Date.
Participation Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive Index performance.
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Performance Rate—A rate of return for an Indexed Segment based on the performance of an Index over a specified period of time, adjusted for the applicable Protection Method and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate— The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the Index performance is zero or positive.
Protection Level—The portion of loss that the Company will absorb from any negative Index performance. If the Index performance is negative by more than the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner. The Protection Level is not available on Dual Plus accounts.
Protection Method—The method used in protecting from negative Index performance at the end of an Indexed Term, including Protection Levels and Dual Rates.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Reset Rate—The new Performance Cap, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate if you choose to lock the Interim Value of an Indexed Segment before the end of the Indexed Term under Secure Lock+®.
Secure Lock+®—A feature that allows the Interim Value to be locked in on any given Valuation Date, other than an Indexed Anniversary, for an Indexed Segment.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Overview of the Contract
Purpose of the Contract
The Lincoln Level Advantage 2® B-Share Index-Linked Annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select and a Death Benefit payable to your designated Beneficiaries upon the death of a Contractowner or Annuitant.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals. See Surrenders and Withdrawals.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Commencement Date; and (2) a payout (income) phase, after the Annuity Commencement Date.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your Purchase Payment and earnings in the Indexed Accounts available under the Contract, each of which has its own Index, Indexed Term, Crediting Method, and Protection Method. The available Indexed Accounts are listed in Appendix A – Investment Options Available Under The Contract.
Different Crediting Methods and Protection Methods are available for your Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term to amounts allocated to an Indexed Account based, in part, on the performance of the Index. Interest is credited for any gain or deducted for any loss only on the End Date of an Indexed Segment. You could lose a significant portion of your investment if the Index declines in value.
The Protection Method you select determines the type of protection you will have for each Indexed Segment. For Indexed Accounts with Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you do not make any withdrawals until the End Date of the Indexed Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, the Indexed Segment will be impacted for the remaining portion of the loss. For example, if the Index return is -15% and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%.
For Indexed Accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Dual Rates of 10% or 15%.
We will always make at least one Indexed Account available under this Contract, but we do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The Crediting Method you select determines the Performance Rate for an Indexed Segment. Any applicable Crediting Method may limit the positive Index return used in calculating interest on the End Date of an Indexed Segment. Each Indexed Account will have either:
i)
a specified Performance Cap, which is the highest Performance Rate that we will credit. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
ii)
a Participation Rate, which is a specified percentage of positive Index performance. For example, if the Index return is 20%, and the Participation Rate is 90%, we will credit 18% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 18%;
iii)
a Performance Trigger Rate that provides a specified rate of return if the Index performance is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
iv)
a Dual Performance Trigger Rate, which will either provide a specific rate of return if the Index performance is positive, zero
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or negative within the Protection Level or be added to the Index performance and the Protection Level if the Index performance is negative and beyond the Protection Level. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; if the Index return is 2% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; or
v)
a Dual Rate, which will either provide a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative. An Index Account with a Dual Rate will also have a Performance Cap, which is the highest Performance Rate that we will credit if the Index performance exceeds the Dual Rate. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%; if the Index return is 4% and the Performance Cap is 50% and the Dual Rate is 15%, we will credit 15% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 15%.
In addition, the Reset Rate may limit a positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock, and these Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
We guarantee a minimum declared crediting rate for each Indexed Account. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a set period of years, for as long as you live, or for the longer of the two.
If you annuitize, your investments will be converted to income payments and you will no longer be able to choose to make withdrawals from your Contract. All benefits during the accumulation phase (including guaranteed minimum Death Benefits) terminate upon annuitization.
Primary Features and Options of the Contract
Accessing your money. During the accumulation phase, you can surrender the Contract or withdraw part of the Contract Value. If you surrender or take an early withdrawal, you may have to pay a surrender charge, taxes and a tax penalty if you are younger than 59½. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term. Additionally, if you surrender the Contract or withdraw from an Indexed Segment prior to its End Date, you will be subject to a Contract Adjustment based on the Interim Value.
Secure Lock+®. On any Valuation Date, excluding an Indexed Anniversary, between a Term’s Start Date and Term’s End Date, you may request to lock the Interim Value (“Secure Lock+®”) of an Indexed Segment.
You could lose a significant amount of money due to the Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. The Interim Value calculated at the end of the Valuation Date will be locked in and once selected, a Secure Lock+® is irrevocable. If you request a lock-in of the Indexed Segment when the Interim Value is below your Indexed Crediting Base, Protection Methods do not apply, and you assume all loss. Secure Lock+® is not available with all Crediting Methods and Protection Methods or upon the selection of an Annuity Payout option. Withdrawals prior to the Segment End Date may have a significant impact on your Contract Value. See the Contract Adjustments discussion below.
Tax treatment. Earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
Death Benefit. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner(s) or the Annuitant.
Additional Service. The Automatic Withdrawal Service allows you to automatically take periodic withdrawals from your Contract, and is available under the Contract for no additional charge.
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Contract Adjustments
If you make any withdrawals, surrender, or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be subject to a Contract Adjustment based on Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of Index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value generally would be lower the earlier a withdrawal or surrender is made in a Term.
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Important Information You Should Consider About the Lincoln Level Advantage 2® B-Share Index-linked Annuity Contract
FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
A surrender charge may apply to a surrender or withdrawal of a
Purchase Payment prior to the 6th anniversary since the Purchase
Payment was invested, up to 7% of the amount withdrawn, declining to
0% over that time period. For example, if you make a withdrawal of
$100,000 during the first year after your Purchase Payment, you could be assessed a charge of up to $7,000 on the Purchase Payment withdrawn. A surrender charge will not apply if your surrender or withdrawal is made after the 6th anniversary since a Purchase Payment was invested. This loss will be greater if there is a negative Contract
Adjustment based on Interim Values, taxes or tax penalties.
If you remove Contract Value prior to the End Date of an Indexed Term, we will apply a Contract Adjustment based on Interim Value, which could be negative, and you could lose up to 100% of your investment due to the Contract Adjustment. For example, if you allocate $100,000 to an Indexed Account and later withdraw the entire amount before the
Indexed Term has ended, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also have to pay a surrender charge, taxes, and tax penalties. Contract
Adjustments are applied to withdrawals, surrenders, reallocations, annuitizations and Death Benefit payments prior to the End Date of an
Indexed Term and when Secure Lock+® is exercised.
●Fee Tables ●Charges and Adjustments – Surrender Charge ●Charges and Adjustments – Contract Adjustments
Are There Transaction Charges?	No: The Contract does not impose any transaction charges other than surrender charges.	●Fee Tables ●Charges and Adjustments
Are There Ongoing Fees and Expenses?
Yes:
There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by the Company through the use of a Performance Cap, Participation Rate,
Performance Trigger Rate, Dual Performance Trigger Rate, or Reset
Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. Additionally, in certain cases your Contract Value may be subject to a negative Interim
Value adjustment.
●Fee Tables ●Charges and Adjustments – Surrender Charge
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	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes:
●You can lose money by investing in the Contract. Your investment in the Indexed Accounts is subject to all losses in excess of the
Protection Method you choose including any loss experienced from a negative Index performance. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or
15% Dual Rate, up to 80% of your investment in an Indexed
Account with a 20% Protection Level, up to 75% of your
investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a
30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.
●An Interim Value is calculated if an early withdrawal is taken prior to the end of an Indexed Term. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●Indexed interest will only be credited to an Indexed Account at the end of an Indexed Term. No interest will be credited to funds withdrawn, reallocated, or surrendered before the end of an Indexed
Term.
●Withdrawals or reallocations taken prior to the end of an Indexed
Term may result in a negative Contract Adjustment based on the
Interim Value and loss of positive Index performance. The Interim
Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●A surrender or withdrawal may result in surrender charges. Any surrender charge will reduce the Contract Value or the amount of money that you actually receive.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●At the end of an Indexed Term, you may reallocate the Indexed
Segment Ending Value to any available Indexed Account as long as the reallocation request is received on or before the Indexed
Anniversary Date. If we do not hear from you by the end of the
Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method, Indexed
Term, Index and Protection Method if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum rates. If the same type of Indexed Segment is not
available, your Segment Ending Value will be moved to the 1-Year
S&P 500® Price Return Index with Performance Cap and 10%
Protection Level and will not be eligible for reallocation into another
Indexed Account until the next Indexed Anniversary Date.
●Fee Tables ●Principal Risks of Investing in the Contract ●Surrenders and Withdrawals ●Charges and Adjustments
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RISKS	Location in Prospectus
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the Indexed Accounts you choose.
Performance can vary depending on the performance of the Indexes linked to the Indexed Accounts.
●Each Indexed Account has its own unique risks and you should review the available Indexed Accounts before making an investment decision.
●The Crediting Method you select may limit positive (upside) Index returns. This may result in you earning less than the Index return.
For example:
●If the Indexed Account has a Performance Cap, and the Index
return is 12% and the Performance Cap is 10%, we will credit
10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Participation Rate, and the Index
return is 12%, and the Participation Rate is 90%, we will credit
10.8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Performance Trigger Rate, and the
Index return is 12% and the Performance Trigger Rate is 10%, we will credit 10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Performance Trigger Rate, and
the Index return is 12% and the Dual Performance Trigger Rate is
8%, we will credit 8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Rate and Performance Cap, and
the Index return is 60% and the Performance Cap is 50%, we will credit 50% in interest at the end of the Indexed Term.
●A Reset Rate may limit positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. For example, if the Index return is 12%, and the Reset Rate is a 2%
Performance Cap, we will credit 2% in interest at the end of the
Indexed Term.
●While an Indexed Account with Dual Performance Trigger Rate or
Dual Plus may provide for a positive Performance Rate even in the event of negative Index performance, there is no guarantee of investment gain. Negative Index performance may result in
significant loss.
●The Protection Level will limit negative (downside) Index returns.
For example, if the Index return is -25% and the Protection Level is
10%, we will deduct 15% (the amount that exceeds the Protection
Level) at the end of the Indexed Term.
●The Dual Rate will limit negative (downside) Index returns. For example, if the Index return is -25% and the Dual Rate is 15%, we will deduct 10% at the end of the Indexed Term.
●Each Index is a “price return Index”, not a “total return Index”, and does not, therefore, reflect dividends paid on the underlying securities. This will cause the Index to underperform a direct investment in the securities composing the Index.
●The providers of ETFs that serve as Indexes for certain Indexed
Accounts deduct fees and costs when calculating performance.
●These factors may result in you earning less than the Index return.
●Principal Risks of Investing in the Contract ●Appendix A – Investment Options Available Under the Contract
11

RISKS	Location in Prospectus
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to
Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-877-737-6872 or visiting www.LincolnFinancial.com.
●Each Index’s returns do not include any dividends or other
distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index.
●Principal Risks of Investing in the Contract
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●You cannot reallocate from an Indexed Account to another Indexed
Account except on an Indexed Anniversary. If you reallocate from an
Indexed Account on an Indexed Anniversary Date that is not the End
Date of the Indexed Term, any such reallocation will be based on the
Interim Value of the Indexed Account (or the value locked-in through previous exercise of Secure Lock+®).
●All Indexed Segments must begin on the Indexed Anniversary Date.
All future Indexed Terms must begin on the same Indexed
Anniversary Date. This means that after the initial Indexed Segment is created you can only make reallocations of Contract Value to the
Indexed Accounts one time a year. If you have more than one 3-Year or 6-Year Term Indexed Segment in effect at any time, Indexed
Terms of the same Indexed Term length must have the same Start
Date.
●We determine and provide the available Indexed Accounts and applicable rates for the Crediting Methods of each Indexed Segment at least 5 business days in advance of the Indexed Anniversary Date.
We may not offer new Indexed Segments for the Indexed Accounts or we may change the features of an Indexed Account from one
Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees).
Therefore, an Indexed Account may not be available for you to reallocate your Contract Value on an Indexed Anniversary Date.
●We have the right to substitute an alternative Index prior to the End
Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed
Segment, we will not change the Crediting Method or Protection
Method for the Indexed Term. We will attempt to choose a new
Index that has a similar investment objective and risk profile to the existing Index.
●The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold.
●Indexed Accounts ●Appendix A – Investment Options Available Under the Contract ●Appendix C - Broker- Dealer Material Variations
12

	RESTRICTIONS	Location in Prospectus
Are There any Restrictions on Contract Benefits?
Yes:
●Withdrawals will reduce the Death Benefit.
●The Contract will terminate when any Death Benefit is paid due to the death of the Annuitant.
●Benefits availability may vary by state of issue or selling broker-
dealer. All variations, if material, will be disclosed in the prospectus.
●The Contracts ●Appendix C - Broker- Dealer Material Variations
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your registered representative may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns with the professional’s firm.
(Your investment professional may be your broker-dealer,
investment adviser, insurance agent, or someone else.)
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you currently own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance
13

Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Indexed Account or from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Indexed Account. State premium taxes may also be deducted.
  TRANSACTION EXPENSES

Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn)[1]	7.00%
1
The surrender charge percentage is reduced over a 6-year period at the following rates: 7%, 7%, 6%, 5%, 4%, 3%. We may reduce or waive this charge in certain situations. See Charges and Adjustments – Surrender Charge.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Indexed Account or from the Contract before the expiration of an Indexed Term.
  ADJUSTMENTS

Contract Adjustment (Interim Value) Maximum Potential Loss (as a percentage of Contract Value at the start of an Indexed Term)	100%
1
If you make any withdrawals, surrender or terminate your Contract, reallocate Contract Value from an Index Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method or Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The maximum loss would occur if there is a total distribution for an Indexed Segment at a time when the Index
Value has declined to zero or close to zero.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
  ANNUAL CONTRACT EXPENSES

Base Contract Expenses	N/A
Optional Guarantee of Principal Death Benefit (as a percentage of Contract Value on each Contract Date Anniversary)
Age at Contract Issue 75 or younger (all Contractowners and Annuitants)	0.00%
Age at Contract Issue 76 or older (any Contractowners and Annuitants)	1.00%
In addition to the fees described above, we limit the amount you can earn on Indexed Accounts. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
14

Principal Risks of Investing in the Contract
This section describes potential risks associated with the Contract.
Market Risk. There is a risk of loss of your investment in the Indexed Segments since the performance tracks a market Index. You are responsible for all losses in excess of the Protection Method you choose. Under extreme circumstances, at the end of an Indexed Term, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level and up to 70% of your investment in an Indexed Account with a 30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that will limit Index losses, which would mean risk of loss of the entire amount invested.
The Protection Method applies for the full term of the Indexed Segment including Segments with Annual Locks. Each time you move into a new Indexed Segment, you may have a new Protection Method and are subject to the same risk of loss as described above. There is also a risk of loss upon an early withdrawal. For Annual Lock accounts, since the gain or loss is established each year, losses can accumulate so that you could actually lose more than the amount in excess of the Protection Level percent. Losses you incur in one year will reduce the amount invested for the next year. In a continuing down market over the Indexed Term, however, your loss could exceed the Protection Level. For example, if you chose a 10% Protection Level and if loss occurred during each Annual Lock period for the remainder of the term, you could lose more than 90% of your principal in an Annual Lock account.
Early Withdrawal Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income also mean that the Contract is more beneficial to investors with a long-term horizon. You should carefully consider the risks associated with taking a withdrawal or surrendering the Contract. You may incur a surrender charge upon the surrender or withdrawal of Contract Value. See Charges and Adjustments – Surrender Charge. If you take a withdrawal or surrender the Contract, any applicable surrender charges will reduce the value of your Contract or the amount of money that you ultimately receive. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
If you withdraw Contract Value from an Indexed Account prior to the End Date of an Indexed Term it will be based on the Interim Value of the Indexed Account. Under extreme conditions, a negative Contract Adjustment based on Interim Values could result in a loss of up to 100% of your Contract Value in an Indexed Segment. Additionally, the withdrawal will cause an immediate reduction to your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Indexed Segment Ending Value at the end of the Indexed Term unless Secure Lock+® is exercised. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term. Contract Value must remain in an Indexed Segment until the end of the Indexed Term to be credited with all or partial interest unless Secure Lock+® is exercised.
To determine the Interim Value, we apply a formula which is not the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be less than if you had held the Indexed Segment for the full Indexed Term. It also means that you could have a negative performance, even if the value of the Index has increased during the calculation period. All withdrawals (including surrender or termination of your Contract), reallocation of Contract Value from an Indexed Segment, annuitization of your Contract or payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date will be based on the Interim Value.
Indexed-Account Risk. Each available Index will expose you to risks associated with equity markets. Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with the Indices, which means that the value of the Indices can change dramatically over a short period of time in either direction. The Indices used are “price return Indices”, not “total return Indices”, meaning that each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index. Additionally, the ETF providers deduct fees and costs when calculating performance, which will reduce the ETF returns and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indices and ETFs do not represent a direct investment in the Index or ETF or in the securities tracked by the Index.
We may change the Index on a particular Indexed Account if the Index is discontinued or if we feel the Index is no longer appropriate. This change may occur in the middle of an Indexed Segment and this change may impact how your Indexed Segment performance and Interim Value are calculated. See the Discontinuance or Substitution of an Index section later in the prospectus for more information.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Ending Value in a new Indexed Segment with the same Crediting Method, Indexed Term, Index, Protection Level, or Dual Rate, as applicable, if available. The Crediting Method for the new Indexed Segment could be less advantageous than the current Indexed Segment because the rate may be different. If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P
15

500® Price Return Index with Performance Cap, 10% Protection Level. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.
Investors in an Indexed Account have no rights in the linked Index. You will not have voting rights or rights to receive cash dividends or other rights that shareholders who invest in mutual funds based on these Indices or in the ETFs would have.
Additional risks for specific Indices are as follows:
●
S&P 500® Price Return Index: This Index is comprised of equity securities issued by large-capitalization U.S. companies. In general large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
●
Russell 2000® Price Return Index: Compared to mid-and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
●
Capital Strength Net Fee IndexSM: This Index has fewer stocks than broad based indices; therefore, the risk is spread between fewer equity securities. This Index may not track other large cap indices.
●
First Trust American Leadership IndexTM: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
●
MSCI EAFE Price Return Index: International investing involves special risks not found in domestic investing, including political and social differences and currency fluctuations due to economic decisions. Emerging markets can be riskier than investing in well-established foreign markets. The risks associated with investing on a worldwide basis include differences in the regulation of financial data and reporting, currency exchange differences, as well as economic and political systems differences.
●
Capital Group Global Growth Equity ETF: Market conditions and global events can affect the value of securities held by the fund. Growth-oriented stocks and investments outside the United States may entail larger price swings and susceptibility to economic, political, and regulatory changes. Additionally, trading fund shares on the secondary market can lead to further fluctuations due to trading at different times and foreign exchanges differences.
●
Capital Group Growth ETF: Market conditions and global events can affect the value of securities held by the fund. Growth-oriented stocks and investments outside the United States may entail larger price swings and susceptibility to economic, political, and regulatory changes. Additionally, trading fund shares on the secondary market can lead to further fluctuations due to trading at different times and foreign exchanges differences.
Risks Associated with Crediting Methods and Protection Methods. The available Indexed Accounts with applicable Crediting Methods and Protection Methods will vary over time. Before investing in a new Indexed Segment, you should determine exactly what Indexed Accounts, Protection Methods, and Crediting Methods are available to you. There is no guarantee that more than one Indexed Account will be available in the future. You risk the possibility that you would find declared caps and rates unacceptable (i.e. could be lower than what were available at the time your Contract was issued), so you should make sure the Segment(s) you select is appropriate for your investment goals.
●
The Protection Method that is applicable to an Indexed Account only provides you with limited protection from negative Index performance at the end of an Indexed Term, or, in the case of Indexed Account with an Annual Lock, each Contract Year during the Indexed Segment. You could lose a significant amount of your Purchase Payment and/or prior earnings under the Contract despite these limits on negative Index returns. You also bear the risk that continued negative Index returns may result in zero or a negative Performance Rate being credited to your Contract Value over multiple strategy periods. Given that the Protection Method applies to a single Indexed Term, if an Indexed Account is credited with a negative Performance Rate for multiple Indexed Terms, the cumulative loss may exceed any single Indexed Term’s stated Protection Method. Similarly, if you select an Indexed Account with an Annual Lock, the Protection Level will apply each Contract Year during an Indexed Term, so if the Index has negative performance for multiple Contract Years during the Indexed Term, the cumulative loss reflected in the Performance Rate at the end of the Indexed Term may exceed any single Contract Year’s stated Protection Level. The Protection Method does not apply to your Interim Value, so in order to receive the full protection you must hold your investment until the end of the Indexed Term.
●
Gains in your Indexed Segments are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Performance Cap exists for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Generally, Indexed Segments with greater Protection Levels have lower Performance Caps. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times.
●
Gains in your Indexed Segments may be limited by any applicable Participation Rate, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. If the Participation Rate is less than 100%, the increase in your Segment Ending Value will never reflect the entire corresponding performance in the applicable Index over the Indexed Term. The Participation Rate exists for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Participation Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Participation Rates for new Segments
16

will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times.
●
Gains in your Indexed Segments are limited by any applicable Performance Trigger Rate. If the performance of the Index is zero or positive, a specified rate is used to determine the Segment Ending Value. The Performance Trigger Rate may be lower than the actual performance of the Index, which means that your return may be lower than if you had invested directly in a fund based on the applicable Index. The Performance Trigger Rate applies for the full term on the Indexed Segment unless Secure Lock+® is exercised. Generally, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate may be lower for Contracts with Guarantee of Principal Death Benefit. Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
●
Gains in your Indexed Segment are limited by any applicable Dual Performance Trigger Rate. The Dual Performance Trigger Rate is used in determining the Segment Ending Value. The Dual Performance Trigger Rate may be lower than the actual performance of the Index, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Dual Performance Trigger Rate applies for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Dual Performance Trigger Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Dual Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new Contracts or for the other Contracts issued at different times.
●
Gains in your Dual Plus Indexed Segment are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Performance Cap exists for the full term of the Indexed Segment. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or other Contracts issued at different times.
●
For Indexed Accounts without an Annual Lock, the indexed performance credited to or deducted from your Indexed Segment is determined on the last day of the Indexed Term. It is not affected by the price of the Index on any date in between the effective date of the Indexed Account and the End Date of the Indexed Term. Annual Lock accounts are not affected by Index prices between the Annual Lock anniversaries.
Risks Associated with Secure Lock+®
You should carefully consider whether and when to elect a Secure Lock+® of your Interim Value. A lock-in may only be requested once per Contract Year per Indexed Segment and is irrevocable. Your locked-in value could be less than if you chose not to lock- in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply, and you assume all loss. If you have elected to lock-in and the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase. Additionally, you assume the risk that your Reset Rate may not be known when you request a lock-in and the Reset Rate may be lower, significantly lower than the rate prior to the lock-in. Secure Lock+® is not available with all Indexed Accounts. Refer to the “Secure Lock+®” section for additional details and examples.
Insurance Company Risk
●
An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
●
Your receipt of funds invested in the Indexed Segments is based on the claims paying ability of Lincoln Life. You have no ownership rights in the underlying securities. The assets backing the Indexed Accounts are not segregated from other business of Lincoln Life.
Contract Changes Risk
●
We reserve the right, within the law, to make certain changes to the structure and operation of the Indexed Accounts at our discretion and without your consent. We may add to or delete Indexed Accounts currently available or change the features of an Indexed Account from one Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees). We do not guarantee that more than one Indexed Account option will always be available.
●
We have the right to substitute an alternative Index prior to the End Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed Segment, we will not change the Crediting Method or Protection Method for the Indexed Term. We will attempt to choose a new Index that has a similar investment objective and risk profile to the existing Index.
●
You may incur a surrender charge upon the surrender or withdrawal of Contract Value. See Charges and Adjustments — Surrender Charge.
17

Cybersecurity and Business Interruption Risks. We rely heavily on our computer systems and those of our business partners and service providers to conduct our business. As such, our business is vulnerable to cybersecurity risks and business interruption risks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data; interference with or denial of service; attacks on websites or systems; operational disruptions; and unauthorized release of confidential customer or business information. Cybersecurity risks affecting us, any third-party administrators, underlying funds, index providers, intermediaries, and service providers may adversely affect us and/or your Contract. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including order processing; impact our ability to calculate Contract values; cause the release and possible destruction of confidential customer or business information; and/or subject us to regulatory fines, litigation, financial losses or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that systems disruptions, cyberattacks and information security breaches will always be detected, prevented, or avoided in the future.
In addition to cybersecurity risks, we are exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. Any such disasters could interfere with our business and our ability to administer the Contract. For example, they could lead to delays in our processing of Contract transactions, including orders from Contractowners, or could negatively impact our ability to calculate Contract values. They may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that negative impacts associated with natural and man-made disasters will always be avoided.
Purchase Payment Risk. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. You should carefully consider the amount of your Purchase Payment when purchasing the Contract and whether to take a withdrawal under the Contract. The reduction of Contract Value as a result of a withdrawal, including any applicable surrender charges, may not be offset by gains as a result of positive performance of your investment selections.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same owner, joint owner, or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Indexed Accounts
The Contract offers several Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term based, in part, on the performance of an Index. This rate of return is the Performance Rate. An Indexed Account is defined by the Index tracked, the length of the Indexed Term, the Crediting Method, and the Protection Level or Dual Rate, as applicable, it provides, and whether or not it includes an Annual Lock. An investment in an Indexed Account is not an investment in the Index or in any Index fund.
You could lose a significant portion of your investment in an Indexed Segment if the Index declines in value. You are responsible for all losses in excess of the Protection Level or Dual Rate you choose. There is also a risk of loss upon an early withdrawal. If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will be based on Interim Value and will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. You could lose a significant portion of your investment in an Indexed Segment if amounts are removed from the Indexed Segment prior to the end of the Indexed Term.
You may allocate all or a portion of your Purchase Payment into one or more Indexed Accounts. The minimum allocation to an Indexed Account is $2,000; there is no maximum allocation limit. A new Indexed Segment is established upon an allocation to an Indexed Account. Each Indexed Segment may have its own:
●
Start Date
●
Crediting Base
●
Performance Rate
●
Performance Cap
●
Participation Rate
●
Performance Trigger Rate
●
Dual Performance Trigger Rate
●
Dual Rate
●
Contract Value
●
End Date
Information regarding each Indexed Account, including 1) its name, 2) its type, 3) its Indexed Term, 4) its Crediting Method, 5) its Protection Method, and 6) its minimum limit on Index gain, is available in Appendix A – Investment Options Available Under The Contract.
18

Indices. Each Indexed Account references a market index or ETF that determines the performance of its associated Indexed Segments. A market index, unlike an ETF, is not a fund; it is unmanaged and is not available for direct investment. We currently offer Indexed Accounts based on the performance of the following securities indices and ETFs:
S&P 500® Price Return Index (SPX). The S&P 500® Index is comprised of 500 stocks considered representative of the overall market.
Russell 2000® Price Return Index (RTY). The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 2000® Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.
Capital Strength Net Fee IndexSM (NQCAPSTNF). The Index is comprised of 50 stocks selected based on cash on hand, debt ratios and volatility. The Capital Strength Price Return IndexSM will be reduced by 0.65% to result in the Capital Strength Net Fee IndexSM.
First Trust American Leadership IndexTM (FTUSLDRS). The First Trust American Leadership IndexTM provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership IndexTM incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.
MSCI EAFE Price Return Index (MXEA). The MSCI EAFE Index measures the equity market performance of 22 developed market country indices located in Europe, Australia and the Far East.
Capital Group Global Growth Equity ETF (CGGO). The fund’s investment objective is to provide long-term growth of capital. The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. The fund normally invests at least 80% of its assets in equity securities. Under normal market conditions, the fund will invest at least 40% of assets outside the U.S.
Capital Group Growth ETF (CGGR). The fund’s investment objective is to provide growth of capital. The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Up to 25% of assets can be invested outside the U.S.
The Indices used are “price return Indices,” not “total return Indices,” meaning that each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index. Additionally, the ETF providers of the ETFs that serve as Indices for certain Indexed Accounts deduct fees and costs when calculating performance, which will reduce the ETF returns and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indices and ETFs do not represent a direct investment in the Index or ETF. If an Index is discontinued or substantially changes (for example if an Index sponsor announces that it will make a material change in the formula for or the method of calculating the Index or in any other way materially modifies the Index, or an ETF provider substantially changes the investment objective), we reserve the right to select an alternative Index or ETF and we will notify the Contractowner of such changes. In selecting an alternative Index or ETF we will attempt to approximate the performance of the original investment in a commercially reasonable manner in light of relevant market circumstances at the time. Any substitution is subject to approval by the state insurance authorities where the Contract and rider were issued, if required by law. A change to the Index or ETF in the middle of a Segment may impact the calculation of the Performance Rate for the Segments. When we notify you of a change to the Index or ETF, we will also state how the change will impact your Performance Rate. Investments in new Segments are available on an Indexed Anniversary Date.
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Performance Cap and a hypothetical 10% Protection Level. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any specific Indexed Account. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains
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and losses than the Indexed Account. This performance does not reflect any Contract Adjustment based on Interim Value or any Contract fees and charges, including surrender charges, which may reduce performance.

The S&P 500® Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Russell 2000® Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Capital Strength Net Fee IndexSM is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.

The First Trust American Leadership IndexTM is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.
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The MSCI EAFE Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in securities composing the Index.

The Capital Group Global Growth Equity ETF deducts fees and costs when calculating the Index return. This will reduce the ETF return and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that is linked to this ETF does not participate in dividend or capital gains distributions of the ETF, if any.

The Capital Group Growth ETF deducts fees and costs when calculating the Index return. This will reduce the ETF return and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that is linked to this ETF does not participate in dividend or capital gains distributions of the ETF, if any.
Indexed Term. The Indexed Term is the specified period of time over which an Index’s performance is measured, subject to applicable limits on Index gains and losses, to determine the amount of positive, negative or zero interest that will be credited to an Indexed Account at the end of the period. 1-Year, 3-Year, and 6-Year Indexed Terms are available in this Contract. An Indexed Segment begins on the day your money is allocated to an Indexed Segment, called the Start Date. The yearly anniversary of the Start Date of the initial Indexed Segment is the Indexed Anniversary Date of your Contract. This is the Indexed Anniversary Date for the life of your Contract.
You may choose to allocate your Purchase Payment to different Indexed Accounts, but all Indexed Segments must begin on the Indexed Anniversary Date. All future Indexed Terms must begin on the same Indexed Anniversary Date. This means you can only allocate to Indexed Accounts one time a year. For example, you may start a 6-Year Indexed Segment, and three years later, you can start a 1-Year or 3-Year Indexed Segment, as long as the 1-Year or 3-Year Indexed Segment begins on the Indexed Anniversary Date for your Contract. If you have more than one 3-Year or 6-Year Indexed Segment in effect at any time, Indexed Terms of the same term length must have the same Start Date.
Your Contract Value must remain in an Indexed Account until the end of the Indexed Term to be credited with all or partial interest and to avoid a possible Contract Adjustment based on Interim Value, in addition to potential surrender charges and tax consequences. If you make any withdrawals (including surrender or termination of your Contract), reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. For more information, see “Interim Value” later in this section. Lincoln reserves the right to make additional Indexed Account options available or to withdraw currently available Indexed Account options and change the features of an Indexed Account from one Indexed Term to the next, including the Index and the current limits on Index gains and losses, in the future.
Indexed Contract Value. For each Indexed Segment the daily value is determined as follows:
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a. On the Start Date of the Indexed Segment, the value of the Indexed Segment equals the initial Indexed Crediting Base. The initial Indexed Crediting Base is the amount of Purchase Payment or Contract Value allocated to the Indexed Segment.
b. On each Valuation Date during the Indexed Term, the value of the Indexed Segment equals the Interim Value.
c. On the last date of the Indexed Term, called the End Date, the value of the Indexed Segment equals the Segment Ending Value.
Crediting Methods and Protection Methods. Different Crediting Methods and Protection Methods are available for your Indexed Account. Interest is credited for any performance earned or deducted for any loss only on the End Date of a Segment. The Crediting Method you select may limit positive (upside) Index returns credited on the End Date of a Segment and the Protection Method will limit the negative Index returns deducted on the End Date of a Segment. If the End Date is not a Valuation Date, then the amount will be credited or deducted on the next business day. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Indexed Segments with Performance Caps, No Annual Locks. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. The Performance Cap may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Caps. The Performance Cap will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Cap. The Performance Rate can be positive, negative or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If your Indexed Account has a Performance Cap and the percentage change of the Index Value from the Start Date to the End Date is positive and equal to or greater than the Performance Cap, then the Performance Rate equals the Performance Cap. If the percentage change is zero or positive and less than the Performance Cap, the Performance Rate equals the percentage change of the Index Value. If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The Performance Rate for Indexed Segments with a 100% Protection Level is zero if the percentage change is negative.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value (described later in the Interim Value section). Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
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The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

20%
15%
10%
5%
0%
Index
Indexed Segment
15%
12%
Performance Cap
7%
7%

SCENARIO 1
Index Growth is Capped

SCENARIO 2
Full Index Growth is Captured

When the Index performance is less than the declared Performance Cap, your Performance Rate is the same as the Index performance.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Performance Caps with Annual Locks. For an Indexed Segment with Annual Locks, the Performance Rate will be calculated in the same manner as without Annual Locks (see discussion above), except it will be calculated on each Index Anniversary Date. The performance will NOT be credited to or deducted from the Indexed Segment, however, until the End Date of the Indexed Term (at the end of the 6th year). The amount of the performance credited or deducted from the Indexed Segment on the End Date equals the sum of the annual performance amounts on each Indexed Anniversary Date, adjusted for any withdrawals, transfers, or annuitization. On the first Indexed Anniversary Date, the performance equals the Performance Rate change multiplied by the Indexed Crediting Base. This performance amount is added to or deducted from the Indexed Crediting Base. This adjusted Indexed Crediting Base becomes the Indexed Crediting Base for the next one-year period. On each Indexed Anniversary Date thereafter, the return for the year is credited to or deducted from the Indexed Crediting Base and the adjusted Indexed Crediting Base carries over to the next one-year period. As a result, a loss you incur in one year will reduce the amount invested for the next year. In a continuing down market, you could lose in excess of the applicable Protection Level. For example, if the Protection Level is 10%, in a continuing down market, you could lose more than 90% of your investment. On the other hand, a gain you incur in one year will increase the Indexed Crediting Base for the next year, upon which future gains (if any) will be calculated. The Segment Ending Value will equal the value of the Indexed Crediting Base on the End Date (after the adjustment for performance on the last Indexed Anniversary Date).
The Indexed Crediting Base is used only to calculate the performance of Indexed Segments on the Indexed Anniversary Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit. In addition to the Indexed Crediting Base adjustment for performance, withdrawals and transfers reduce the Indexed Crediting Base in the same proportion that withdrawals and transfers reduce the Interim Value.
The initial Performance Cap applies to the initial Indexed Term. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated in this prospectus by reference.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits
23

on Index gains and losses. The examples assume no withdrawals.
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 6-Year with Annual Locks with a 10% annual Performance Cap and 10% Protection Level

Allocation to Indexed Segment = $100,000
Indexed Crediting Base at Beginning of Term = $100,000
Indexed Segment Anniversary	Index % Change	Indexed Segment Performance Rate (adjusted for Cap or Protection Level)	Indexed Segment Performance Amount	Adjusted Indexed Crediting Base/ Anniversary Value
1/8/2027	+7%	+7%	$7,000	$107,000
1/8/2028	+12%	+10%	$10,700	$117,700
1/8/2029	-13%	-3%	-$3,531	$114,169
1/8/2030	-5%	0%	$0	$114,169
1/8/2031	+5%	+5%	$5,708	$119,877
1/8/2032	+17%	+10%	$11,988	$131,865

Note: The Segment Ending Value is $131,865. The $31,865 (the sum of the values on each Index Anniversary) is not credited to your Contract Value until the end of the 6-year Indexed Term. Until the end of the Indexed Term, with an Annual Lock account, the Interim Value calculation applies. The anniversary amounts are not available to you and are used only for calculation purposes as the Indexed Crediting Base for the next year.
Depending on market conditions, Performance Caps on subsequent 6-year Indexed Terms with Annual Locks may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Participation Rates. The Participation Rate represents the portion of the Index performance that is reflected in the value of the Indexed Segment. For example, if the Index return is 20%, and the Participation Rate is 90%, we will credit 18% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 18%. The Participation Rate may be equal to, or greater or less than 100%, and may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. The Participation Rate will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Participation Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Participation Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Participation Rate for each subsequent Indexed Term. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times. In no event will a Participation Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Participation Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Participation Rate and the Protection Level. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If the percentage change of the Index Value from the Start Date to the End Date is zero or positive, then the Performance Rate equals the Participation Rate multiplied by the percentage change. If the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your
Indexed Segment will not change. The Segment Ending Value on the End Date is equal to the sum of A and (A multiplied by B) where:
A = the Indexed Crediting Base on the End Date and
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B = the Performance Rate.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 3-Year with a 115% Participation Rate
Allocation to Indexed Segment = $100,000
Indexed Crediting Base = $100,000
			B	A	= A + (A x B)
Indexed Segment Anniversary	Index % Change	Participation Rate	Performance Rate	Indexed Crediting Base on the End Date (Prior to Segment Maturity Value calculation)	Segment Maturity Value
1/8/2029	+20%	115%	20% x 115% = 23%	$100,000	$123,000

Example for Indexed Segment with lower declared Participation Rate:
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 3-Year with a 95% Participation Rate
Allocation to Indexed Segment = $100,000
Indexed Crediting Base = $100,000
			B	A	= A + (A x B)
Indexed Segment Anniversary	Index % Change	Participation Rate	Performance Rate	Indexed Crediting Base on the End Date (Prior to Segment Maturity Value calculation)	Segment Maturity Value
1/8/2029	+15%	+95%	15% x 95% = 14.25%	$100,000	$114,250

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The following examples show Performance Rates assuming an initial Participation Rate of 95% and 105%.

80%
70%
60%
50%
40%
30%
20%
10%
0%
Index
Indexed Segment
60%
57%
60%
63%
95% Participation Rate
105% Participation Rate

SCENARIO 1 **Index Growth times the Participation Rate**	**SCENARIO 2** **Index Growth times the Participation Rate**
When the Index performance is positive, your Performance Rate is the positive change multiplied by the declared Participation Rate.	When the Index performance is positive, your Performance Rate is the positive change multiplied by the declared Participation Rate.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
Depending on market conditions, subsequent Participation Rates may be higher or lower than the initial Participation Rate. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Participation Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Performance Trigger Rate. The Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the Index return for the Indexed Term is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%.
The Performance Trigger Rate may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Trigger Rate for each subsequent Indexed Term. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. In no event will a Performance Trigger Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Trigger Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Performance Trigger Rate. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
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The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The example assumes no withdrawals.

15%
10%
5%
0%
Index
Indexed Segment
12%
10%
Performance Trigger Rate
10%
0%

SCENARIO 1 Index Growth	SCENARIO 2 Flat Index Return
When the Index performance is positive, your Performance Rate equals the declared Performance Trigger Rate.	When the Index performance is flat (0%), your Performance Rate equals the declared Performance Trigger Rate.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Trigger Rates may be higher or lower than the initial Performance Trigger Rate. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Dual Performance Trigger Rate. The Dual Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term. It is used, in part, to determine the Segment Ending Value.
The Dual Performance Trigger Rate may vary depending on the Death Benefit option, the Index, the Indexed Term, and the Protection Level you select. The Dual Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+® is elected. Typically, Indexed Segments with greater Protection Levels have lower Dual Performance Trigger Rates.
The initial Dual Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Dual Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Dual Performance Trigger Rate for each subsequent Indexed Term, if any. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. In no event will a Dual Performance Trigger Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Dual Performance Trigger Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and the Dual Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, with the difference
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then divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Dual Performance Trigger Rate. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%. If the percentage change in the Index Value is less than zero but within the Protection Level, the Performance Rate is equal to the Dual Performance Trigger Rate. For example, if the Index return is -5%, the Protection Level is 10% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%. If the percentage change in the Index Value is negative and beyond Protection Level, the Performance Rate is the percentage change in the Index Value, plus the Dual Performance Trigger Rate, plus the Protection Level. The Performance Rate could be negative. For example, if the Index return is -20%, the Protection Level is 10% and the Dual Performance Trigger Rate is 8%, we will deduct 2% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will decrease by 2%.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount that you have allocated to the Indexed Segment, less any transfers or withdrawals during the Indexed Term deducted proportionately by the amount that the transfers or withdrawals reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment will be reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
The following examples show the Performance Rates assuming an initial Dual Performance Trigger Rate of 6% and a Protection Level of 10%.

Index
Indexed Segment
Dual Performance Trigger Rate
10% Protection Level
12%
6%
0%
6%
-5%
6%
-20%
-4%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%

SCENARIO 1 Index Growth	SCENARIO 2 Zero Index Return	SCENARIO 3 Index Decline	SCENARIO 4 Index Decline
When the Index performance is positive, your Performance Rate equals the declared Dual Performance Trigger Rate.	When the Index performance is zero, your Performance Rate equals the declared Dual Performance Trigger Rate.	When the Index performance is down within the Protection Level, your Performance Rate equals the declared Dual Performance Trigger Rate.	When the Index performance is down more than the Protection Level, your Performance Rate equals the Index performance plus the declared Dual Performance Trigger Rate plus the Protection Level.

Depending on market conditions, subsequent Dual Performance Trigger Rates may be higher or lower than the initial Dual Performance Trigger Rate. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new contracts or for other contracts issued at different times. The Company will determine new Dual Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Dual Plus. The Dual Plus Indexed Accounts offer a Dual Rate and Performance Cap for an Indexed Segment that we declare at the beginning of the Indexed Term that are both used in determining the Segment Ending Value. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%. The Performance Cap may vary depending on the Death Benefit
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option, the Index, and the Indexed Term length. The Performance Cap will not change during the Indexed Term. The Dual Rate will not vary depending on the Death Benefit option, the Index, or the Indexed Term length and will not change from one Indexed Term to the next.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Dual Rate and Performance Cap Rate. The percentage change is calculated by subtracting the Index Value as of the beginning of the Indexed Term from the Index Value at the end of the Indexed Term. The difference is then divided by the Index Value as of the beginning of the Indexed Term.
The Performance Rate equals (1) the Dual Rate if the percentage change of the Index Value from the Start Date to the End Date for an Indexed Term is zero, or is positive and equal to or less than the Dual Rate; or (2) the percentage change up to the Performance Cap if the percentage change is higher than the Dual Rate; or (3) the Performance Cap if the percentage change is higher than the Performance Cap; or (4) the percentage the Index has decreased plus the Dual Rate, if the Index Value at the end of the Indexed Term is less than the Index Value at the beginning of the Indexed Term. If the Performance Rate is negative, the value of your Indexed Segment is reduced.
The amount credited to or deducted from the Indexed Segment, is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount that you have allocated to the Indexed Segment, less any transfers or withdrawals during the Indexed Term deducted proportionately by the amount that the transfer or withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax, or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments.
The Segment Ending Value on the End Date is equal to the sum of A plus (A multiplied by B) where:
A = the Indexed Crediting Base on the End Date and
B = the Performance Rate.
The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit.
The following examples show the Performance Rates assuming a Dual Rate of 15% and an initial Performance Cap of 75%.

Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
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Protection Methods. For Indexed Accounts with a Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you remain invested until the End Date of the Indexed Segment. For example, if the Index return is -15%, and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, you will be impacted for the remaining portion of the loss. This loss will reduce the amount of your investment (principal) in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%. If you choose an Indexed Account with a Performance Cap, Participation Rate, or Performance Trigger Rate and a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance if you stay invested until the End Date of the Segment. Any remaining negative percentage will be absorbed by you. If you choose an Indexed Account with a 100% Protection Level, you will not lose any of your principal allocated to the Indexed Account, due to Index performance, if you stayed invested until the End Date of the Segment. If an Indexed Account with Annual Locks is selected, the Protection Level is the percentage of the Index loss that will not impact your Indexed Crediting Base each year during the Indexed Term.
The Protection Level is not available on Dual Plus Indexed Accounts, but the Dual Rate itself may provide some protection from Index loss, as discussed below.
We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The following examples illustrate how we calculate and credit interest assuming hypothetical Index returns and hypothetical lim its on Index gains and losses. The examples assume no withdrawals.
For example:
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 1-Year Indexed Account with a 10% Protection Level
Index Value at beginning of term = 1,569
Indexed Crediting Base = $100,000
Indexed Term Segment End Date = 1/8/2027
Index Value at End Date = 1,333
Index Value percentage change = -15% ((1,333 – 1,569) / 1569)
Indexed Segment Ending Value = $95,000 ($100,000 - $5,000)
Because your Contract Value is not impacted by the first 10% of the loss, you only experience a 5% loss (-15% Index Value per centage change + 10% Protection Level = 5% loss) or $100,000 * 5.00% = $5,000.
The following year assuming you chose a new 1-Year Segment with a 10% Protection Level:
(The Indexed Segment Ending Value is used to establish the Indexed Crediting Base for the new Indexed Segment.)
Indexed Term Segment Start Date = 1/8/2027
Indexed Crediting Base = $95,000
Indexed Term Segment End Date = 1/8/2028
Index Value at End Date = 1,298
Index Value percentage change = -3% ((1,298 – 1,333)/1,333)
Indexed Segment Ending Value = $95,000 ($95,000 - $0)
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Because your Contract Value is not impacted by the first 10% of the loss, you experience no loss of Contract Value for this Segment because the Index Value percentage change was less than the 10% Protection Level.

5%
0%
-5%
-10%
-15%
Index
Indexed Segment
0%
-8%
Protection Level
-2%
-12%

SCENARIO 1 **Index Decline Results in Full Protection**	**SCENARIO 2** **Index Decline Results in Some Loss**
When the Index performance is within the Protection Level, your Indexed Segment value is protected from loss.	When the Index performance is negative beyond the Protection Level, your Indexed Segment will lose value.

For the Dual Performance Trigger Indexed Accounts, the Protection Level is used to determine the Performance Rate on the End Date of the Segment when there is negative Index performance. If the percentage change in the Index Value is negative but within the Protection Level, the Performance Rate is equal to the Dual Performance Trigger Rate. However, if the percentage change in the Index Value has decreased by a greater percentage than the Protection Level then the amount of your investment in the Indexed Segment may be reduced. The Performance Rate would equal the percentage change in the Index Value, plus the Dual Performance Trigger Rate, plus the Protection Level. The amount of loss or gain is dependent on the percentage change in the Index Value, the Dual Performance Trigger Rate and the Protection Level on the Indexed Segment.
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The following examples show the Performance Rate(s) based on the percentage change in the Index Value using a 6% Dual Performance Trigger Rate.

10%
5%
0%
-5%
-10%
-15%
-20%
Dual Performance Trigger Rate
10% Protection Level
6%
-6%
3%
-13%
0%
-16%
-2%
-18%
Index
Indexed Segment

SCENARIO 1	SCENARIO 2	SCENARIO 3	SCENARIO 4
Index Decline Results in Full Interest Credited	**Index Decline Results in Partial Interest Credited**	**Index Decline Results in Full Protection**	**Index Decline Results in Some Loss**

When the Index performance is down within the Protection Level, your Performance Rate equals the declared Dual Performance Trigger Rate.

When the Index performance is down more than the Protection Level, your Performance Rate equals the Index performance plus the declared Dual Performance Trigger Rate plus the Protection Level.

- In Scenario 2 the Indexed Segment interest is: (-13% + 6% + 10%) = 3%
- In Scenario 3 the Indexed Segment interest is: (-16% + 6% + 10%) = 0%
- In Scenario 4 the Indexed Segment loss is: (-18% + 6% + 10%) = -2%

Dual Plus accounts do not include a Protection Level, but the Dual Rate itself may provide some protection. If Index performance is down, your Performance Rate equals the Index performance plus the Dual Rate which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term.
The following examples show the Performance Rate(s) based on the percentage change in the Index Value and using a Dual Rate of 15%.

10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
7%
-10%
-8%
-25%
Index
Indexed Segment
SCENARIO 1
Index Decline Results in Some Loss
SCENARIO 2
Index Decline Results in Some Gain

Crediting Method Considerations. We determine Performance Caps, Participation Rates, Performance Trigger Rates and Dual Performance Trigger Rates for each new Indexed Segment at our discretion, subject to the guaranteed minimums. We consider a number of factors when declaring Performance Caps, Participation Rates, Performance Trigger Rates and Dual Performance Trigger Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by the market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower Performance Caps, Participation Rates,
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Performance Trigger Rates and Dual Performance Trigger Rates for future Indexed Segments, and that such rates could be as low as the guaranteed minimum for that Indexed Account. Rates offered for new Indexed Segments may be different from those offered to new investors or offered to you at Contract issuance.
You should choose a Crediting Method that is consistent with your risk tolerance and investment objectives. Generally, assuming the same Index and Indexed Term length, an Indexed Account that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Indexed Term length, an Indexed Account that provides more potential for Index gains will generally tend to have less protection from Index losses.
●
If you choose an Indexed Segment with a Performance Cap, and there is positive Index performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual Index performance. If the actual Index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual Index return.
●
If you choose an Indexed Segment with a Participation Rate, and there is positive Index performance, the Performance Rate that we apply on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.
●
If you choose an Indexed Segment with a Performance Trigger Rate, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date, could be lower, possibly significantly lower, than the actual Index return.
●
If you choose an Indexed Segment with an Annual Lock, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.
●
If you choose an Indexed Segment with a Dual Performance Trigger Rate, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.
●
If you choose an Indexed Segment with a Dual Rate and Performance Cap, and there is positive Index performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual Index performance. If the actual Index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual Index return.
Protection Method Considerations. We set the limit on Index losses for each Indexed Account at our sole discretion. We consider various factors in determining the limit on Index losses, including the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
You should choose a level of protection that is consistent with your risk tolerance and investment objectives. Generally, assuming the same Index and Indexed Term, an Indexed Account that provides more protection from Index losses will tend to have less potential for Index gains. Conversely, assuming the same Index and Indexed Term, an Indexed Account that provides less protection from Index losses will generally tend to have more potential for Index gains.
●
For accounts with a Performance Cap (with the exclusion of Dual Plus), Participation Rate, or Performance Trigger Rate, if there is negative Index performance, we absorb the first portion of the negative performance up to the stated percentage and you bear the risk of loss after your chosen Protection Level, including the loss of any previously credited amount.
●
For accounts with a Dual Performance Trigger Rate, if there is negative Index performance, we absorb the first portion of the negative Index performance up to the stated percentage of the Protection Level. If there is negative Index performance beyond the Protection Level, we continue to absorb the portion of the negative Index performance up to the stated percentage of the Dual Performance Trigger Rate. For example, if the Dual Performance Trigger Rate is 5%, we would absorb the first 5% of loss beyond the Protection Level. You bear the risk of loss thereafter, including the loss of any previously credited amount.
●
For accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return.
Reallocation. You will be notified 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods and Protection Methods will be provided at least 5 business days in advance of the Indexed Anniversary Date on your online account or by calling 1-877-737-6872. To view the available Indexed Segments and the applicable rates, log in to your account at www.LincolnFinancial.com and select Account Reallocation under Account Management. Current rates can also be found at www.lfg.com/llarates and are incorporated into this prospectus by reference. If your existing Indexed Segment is at the end of the Indexed Term, you may reallocate the Segment Ending Value to any available Indexed Account. If your existing Indexed Segment is at an Indexed Anniversary during the Indexed Term, you may reallocate the Interim Value to any available Indexed Account. A reallocation request must be received on or before the Indexed Anniversary Date or Indexed Term End Date, as applicable. We will hold reallocation instructions for up to 25 calendar days prior to the Indexed Anniversary Date. The reallocation will take place on the Indexed Anniversary Date. If we do not receive a reallocation notice from you, all Indexed Segments that are ending will invest into a new Indexed Segment with the same term, Index, and Protection Method as the Indexed Segment in which they were previously invested and with the Crediting Method rate applicable to a new Indexed Term. If the same type of Indexed Segment is no longer available, the funds will be moved to the 1-Year S&P 500® Price Return Index with Performance Cap, 10% Protection, and will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date. The following chart outlines possible reallocations among Indexed Accounts at the end of an Indexed Term or as described under Secure Lock+® and applies to the first 6 Contract Years. Indexed Terms of the same term length must have the same Start Date.
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Reallocating To	Reallocating From
	1-Year Term	3-Year Term	6-Year Term
1-Year Term	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date
3-Year Term	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date
6-Year Term	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date

Interim Value. The Interim Value is a daily value we calculate to provide you with a value of your Indexed Segment after the Start Date and before the End Date of an Indexed Term. The Contract Value for an Indexed Segment is equal to the Interim Value on each Valuation Date except the End Date. The Interim Value is used to calculate amounts available for withdrawal, surrender (including any applicable surrender charge, premium tax or rider fees and charges), reallocation, annuitization or payment of a death claim for each day during an Indexed Term other than the End Date. The Interim Value also is used to determine how much the Indexed Crediting Base will be reduced after a withdrawal. See Surrenders and Withdrawals. Once you reach the End Date of the Indexed Term, there is no Interim Value, and the actual performance will be credited to or deducted from your Indexed Segment based on the Performance Rate associated with the Crediting Methods you have chosen. The Interim Value calculation will vary depending on the Indexed Account selected and whether Secure Lock+® has been elected.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index.
The specifics of the Interim Value calculation are located in the Statement of Additional Information.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Refer to the Surrender and Withdrawal section for information about the Interim Value and how surrenders or withdrawals are calculated.
Secure Lock+®
On any Valuation Date, excluding an Indexed Anniversary Date, between an Indexed Term Start Date and Indexed Term End Date, you may request to lock the Interim Value of any unlocked Indexed Segments (“Secure Lock+®”). You can obtain the current Interim Value by calling 1-877-737-6872 or by logging into your account at www.LincolnFinancial.com. This value fluctuates daily and is calculated at the end of each business day and may be more or less than the value quoted earlier. The Interim Value as calculated as of the close of that Valuation Date will be locked in and once enacted, each singular lock-in is irrevocable. Once locked, the Indexed Segment’s Interim Value will not change until the next Monthly Anniversary date (except any withdrawal made once the Interim Value is locked will reduce the locked value by the dollar amount of the withdrawal). If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply, and you assume all loss of Indexed Account Value. If you have elected a lock-in, and the value of the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase that Contract Year. In addition, Interim Values that have been locked do not earn any interest while locked. If you request a lock-in of the Interim Value, you are not locking the actual Index performance, since the Interim Value is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Secure Lock+® is not available for Annual Lock or Dual Plus Indexed Accounts.
A request to lock the Interim Value may be made before 4:00 p.m. Eastern Standard Time (i.e. before market close) on any Valuation Date (in order to be processed that Valuation Day), one time between each Contract Year, prior to the Indexed Segment End Date;
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however, a lock cannot be processed on an Indexed Anniversary Date. You will not know the locked Interim Value until the next Valuation Date. Any request made after 4:00 p.m. Eastern Standard Time (i.e. after market close) or on a day other than a Valuation Date will take effect as of the market close on the following Valuation Date.
If you choose to lock the Interim Value of an Indexed Segment, you will remain in that Indexed Segment and the locked-in Interim Value will not change (unless a withdrawal is taken), and no fixed interest will be credited from the date of the lock-in to the reset date. On the next Monthly Anniversary date immediately after the election of this Secure Lock+® (if this is not the End Date of the Segment), we will reset the crediting rate for that Indexed Segment, and reset the beginning Index Value and the Segment’s Crediting Base to its locked Interim Value (reduced by the dollar amount of any applicable withdrawals, surrender charges, taxes, rider fees and charges), and the Interim Value will begin calculating daily again. These reset values are used in calculating the Segment Ending Value on the End Date of the Indexed Term unless another lock-in is requested, in which case a new crediting rate, beginning Index Value, and Crediting Base would be established following that lock-in. The Protection Level percentage associated with the Segment will not change. If the Monthly Anniversary date after the lock-in is the End Date, then the Segment Ending Value equals the Interim Value (reduced by the dollar amount of any applicable withdrawals, surrender charges, taxes, riders fees and charges).
In addition, the Reset Rate may limit a positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock, and these Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
Please note: Once your Interim Value is locked in, we will automatically reset your crediting rate on the next Monthly Anniversary date unless you deferred the reset until the Indexed Anniversary or you have elected to reallocate to another available Indexed Account. You may defer the reset until the next Contract Year Anniversary by logging onto your online account or by calling us at 1-877-737-6872. If you choose to defer the reset, this decision must be made prior to the Monthly Anniversary and may not be revoked.
The reset crediting rate will be available online (or by phone) 10 days prior to the Monthly Anniversary date. The minimum Reset Rate is 0.10%. Current Reset Rates can be found at www.lfg.com/lla2resetrates and are incorporated into this prospectus by reference. Alternatively, to view Reset Rates for the available Indexed Accounts, log in to your account at www.LincolnFinancial.com and select Secure Lock+® under Account Management. You should consult with your registered representative and carefully consider whether and when to elect a Secure Lock+® of your Interim Value. A lock-in may only be requested once per Contract Year during an Indexed Term and is irrevocable. Your locked-in value at the end of the Indexed Term could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all losses of Indexed Account Value.
It is possible to utilize the Secure Lock+® feature and lock-in when the Interim Value is down. While the Interim Value is locked-in, you will forego any participation in the investment experience of the Index and will not receive interest at the end of the term based on the Index return. You may have realized higher gain by not utilizing Secure Lock+®. Careful consideration must be given before choosing to do this since you would be locking in the full decline in the Interim Value without the benefit of the Protection Level. While potential continued losses in the Interim Value would cease until the next Indexed Anniversary Date, the existing losses would be realized with no guarantee that the Segment would experience any future gains to offset this loss. Below are examples of locking in an Interim Value higher than the Crediting Base and lower than the Crediting Base.
Locking in an Interim Value Higher than the Crediting Base
1/1/2026 Crediting Base is $100,000
4/1/2030 Interim Value is $120,000
4/1/2030 The Contractowner decides to lock-in the $120,000 Interim Value
5/1/2030 Crediting Base is reset to $120,000
Locking in an Interim Value Lower than the Crediting Base
1/1/2026 Crediting Base is $100,000
4/1/2030 Interim Value is $90,000
4/1/2030 The Contractowner decides to lock-in the $90,000 Interim Value
5/1/2030 Crediting Base is reset to $90,000
Additionally, you assume the risk that your Reset Rate may not be known when you request a lock-in, and the Reset Rate may be significantly lower than the rate prior to the lock-in. As less time remains in your Indexed Term, you should expect the Reset Rate to be
35

lower, possibly much lower. For example, assuming a 6-year term with a Performance Cap of 300%, if you choose to lock-in three months before the end of the Indexed Term, your rate is based on only two remaining months.

Performance Cap
Ⓒ Performance Cap
Ⓐ
Ⓑ
Ⓒ Protection Level
Protection Level
Start Date
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
End Date

This example is a 6-Year Performance Cap Indexed Account with Protection Level.

Ⓐ In the fourth indexed year, the Contractowner elects to lock-in the Interim Value.

Ⓑ On the next monthly anniversary date following the lock-in, the Crediting Base is reset to the locked-in value, and the Interim Value resumes calculating daily. The Interim Value can move up or down.

Ⓒ The Protection Level is reset and a new Performance Cap is set for the remainder of the Indexed Term.

Discontinuation or Substitution of an Index. We have the right to discontinue or substitute an existing Index for a comparable Index prior to the Indexed Segment End Date for reasons, such as, but not limited to:
●
An Index is discontinued;
●
We are engaged in a contractual dispute with the Index provider;
●
We determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index;
●
There is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or
●
A legal reason we cannot offer the Index.
Although we will attempt to choose a new Index that has a similar investment objective and risk profile to the existing Index, there is risk that the performance of the new Index may not be as good as the performance of the existing Index. As a result, funds allocated to the substituted Index may earn a return that is lower than the return they would have earned if the Index were not substituted. If we substitute an Index, we will notify you at least 30 days in advance of the substitution.
We would attempt to choose a new Index that has a similar investment objective and risk profile to the original Index. The selection criteria for a suitable alternative Index includes, but is not limited to, the following:
●
There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the Index to allow the company to hedge crediting rates;
●
The Index is recognized as a broad-based Index for the relevant market;
●
We can offer the same Crediting Method or Protection Method on the substitute Index; and
●
The publisher of the Index permits the use of the Index in the Contract and other materials for a reasonable fee.
If we substitute an Index during an Indexed Term, we will combine the return of the replaced Index from the Indexed Start Date to the substitution date with the return of the new Index from the substitution date to the end of the Indexed Term. The Indexed Term, and all applicable rates for the affected Indexed Segment, including the Crediting Method or Protection Method will not change due to the substitution of an Index during the Indexed Term.
If an Index is discontinued and a similar Index cannot be found or if we cannot offer the same Crediting Method or Protection Method, the Indexed Segment will end and the Interim Value on the Valuation Date the Index is discontinued will be used. Lincoln will move the funds into another available Indexed Segment of our choosing, and the funds will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date.
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Charges and Adjustments
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
●
processing applications for and issuing contracts;
●
processing purchases and redemptions from Indexed Accounts as required (including automatic withdrawal services if available – See Additional Services and the SAI for more information on this program);
●
maintaining records;
●
administering Annuity Payouts;
●
furnishing accounting and valuation services (including the calculation and monitoring of daily Indexed Contract Values and Interim Values);
●
reconciling and depositing cash receipts;
●
providing contract confirmations;
●
providing toll-free inquiry services; and
●
furnishing telephone and other electronic surrenders, withdrawals and reallocations.
The risks we assume include:
●
the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are stated in the Contract and cannot be changed);
●
the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
●
the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
●
the risks related to supporting and replicating Indexed Account performance with our assets.
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, any applicable surrender charges may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from the base contract expenses deducted from the account. We may profit from the charges deducted under the Contract and from amounts earned on the Indexed Accounts. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.
Obligations under the Contracts that are funded by our general account include 1) the obligation to pay Death Benefits that exceed the Contract Value; 2) the obligation to pay Annuity Payouts that exceed the Contract Value; and 3) our obligations under the Indexed Accounts. Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the Contract (and bearing all of the associated expenses).
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of the Purchase Payment that has been invested for the period below. The contract anniversary is the annually occurring date beginning with the effective date of the Contract. For example, if the effective date of your Contract is January 2nd, your contract anniversary would be on January 2nd of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payment	7%	7%	6%	5%	4%	3%	0%
A surrender charge does not apply to:
●
A surrender or withdrawal of a Purchase Payment beyond the sixth anniversary;
●
Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed free amount. The free amount is equal to 10% of the current Contract Value. This free amount exception does not apply upon surrender of the Contract;
●
Purchase Payment used in the calculation of the initial benefit payment to be made under an Annuity Payout option;
●
A surrender or withdrawal of the Purchase Payment, as a result of permanent and total disability of the Contractowner as defined
37

in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the Contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
●
A surviving spouse, at the time he or she assumes ownership of the Contract as a result of the death of the original owner (however, the surrender charge schedule of the original Contract will continue to apply to the spouse's Contract);
●
A surrender or withdrawal of the Purchase Payment, as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the facility occurs after the effective date of the Contract and the owner has been confined for at least 90 consecutive days;
●
A surrender or withdrawal of the Purchase Payment as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
●
A surrender of the Contract as a result of the death of the Contractowner or Annuitant;
●
A required minimum distribution (RMD) taken systematically under the Lincoln RMD program, in excess of the free amount;
●
Periodic income payments made under any Annuity Payout option made available by us.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.
The free amount will be withdrawn from the Purchase Payment.
2.
Any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
●
from the Purchase Payment until exhausted; then
●
from earnings until exhausted.
We apply the surrender charge as a percentage of the Purchase Payment, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with the surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Guarantee of Principal Death Benefit Charge
A charge is applied for the optional Guarantee of Principal Death Benefit if the oldest of the Contractowner, joint owner (if applicable), or Annuitant is age 76 and older at the time the Contract is issued. The charge will equal 1.00% of the Contract Value on each Contract Date Anniversary and will be charged proportionally to each Indexed Segment and any holding account and deducted from the current Contract Value at the end of each Contract Year. This deduction from the Contract Value will reduce the Crediting Base of each Segment proportionately. The charge will be applied proportionately on amounts withdrawn from each Segment at the time of full surrender. (There is no charge for this Death Benefit for Contractowners who are age 75 and under at the time the Contract is issued.)
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates generally range from zero to 5%.
Contract Adjustments
If you make any withdrawals, surrender or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a death benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. Under extreme conditions, a negative Contract Adjustment based on Interim Values could result in a loss of up to 100% of your Contract Value.
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The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method as well as Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The use of Interim Values transfers risk from us to you to protect us from losses on our investments supporting the Indexed Crediting Rate strategies if amounts are removed prematurely.
For more information about the Interim Value, including examples illustrating the operation of the Interim Values, please see the Statement of Additional Information.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
The Contracts
Lincoln Life
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. The address of Lincoln Life’s Home Office is 1301 South Harrison Street, Fort Wayne, IN 46802. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts, subject to its financial strength and claims-paying ability.
Purchase of Contracts
If you wish to purchase a Contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the Indexed Account to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase the Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this Contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also
39

consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payment
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. Any funds received after 45 days from the date you signed your application (or submitted an electronic application) will be returned to you.
If we choose to extend that time period, the 45-day rate hold period will expire and the crediting rates currently in effect would apply. Any funds received after your Contract has been issued will be returned to you. You can find the crediting rates currently in effect at www.lfg.com/llarates or by calling us at 1-877-737-6872.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same Contractowner, joint owner, and/or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Valuation Date
Indexed Segments will be valued once daily at the close of regular trading (normally, 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the value of the Indexed Segment will not change.
Allocation of the Purchase Payment
The Purchase Payment will be allocated, according to your instructions, among one or more of the Indexed Accounts available under your Contract. The minimum amount that may be allocated into an Indexed Account is $2,000.
The Contract effective date will be the date on which money is first applied to the Indexed Accounts to establish the initial Indexed Term and will be the Indexed Anniversary Date. After the Indexed Anniversary Date is established, that is the only date each year that allocations can be invested in the Indexed Accounts. Your Contract will be issued, at the earlier of, when the entire Purchase Payment is received or no later than the 45th calendar day after the date you signed your application (or submitted an electronic application), provided the minimum Purchase Payment requirement was met. All funds received on or prior to the Contract effective date will be considered your Purchase Payment.
If the last day to issue your contract is not a business day, the Contract effective date and the initial Indexed Value for your Indexed Segments will be the closing value of the next Valuation Date. Excluding February 29th, any calendar date can be a Contract Date, Indexed Anniversary Date, or Valuation Date.
The rates for the initial Indexed Segments you selected will be determined based on any applicable crediting rate hold restrictions. For current crediting rate hold restrictions please call us at 1-877-737-6872. Current rates are available on our website at www.lfg.com/llarates.
Telephone and Electronic Transactions
A surrender, withdrawal, or reallocation request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
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Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner. We reserve the right to limit certain types of ownership structures. Please contact your financial professional for more information.
As Contractowner, you have all rights under the Contract. We reserve the right to approve all ownership and Annuitant changes. To the extent allowed by state law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means approved by Lincoln. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date are not available.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., Eastern Time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Interim Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., Eastern Time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Interim Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);
2.
from an Indexed Segment with a 100% Protection Level (if any);
3.
proportionately from Indexed Segments with a one-year term (if any);
4.
proportionately from Indexed Segments with a term greater than one year.
Withdrawals are taken from the Contractowner’s own money and may have a significant negative impact on the value of certain death benefits offered under your Contract.
Prior to the End Date for the Indexed Segment, an amount equal to the Interim Value of the Indexed Segment is available for surrender or withdrawal. In addition, the Indexed Crediting Base for each individual Indexed Segment is reduced proportionately by the amount that the withdrawal reduced the Interim Value. A proportional reduction could be larger than the dollar amount of the withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. You cannot withdraw an amount equal to the Indexed Crediting Base. The following examples show how the Indexed Crediting Base is impacted by a withdrawal.
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Example 1:
1/1/2026 Allocation to Indexed Segment = $80,000
1/1/2026 Indexed Crediting Base = $80,000
6/1/2026 Indexed Crediting Base = $80,000; Interim Value = $100,000; Withdrawal = $80,000 (including any applicable surrender charge)
Withdrawal/Interim Value = $80,000 ÷ $100,000 = 80%
Removed Amount from the Indexed Crediting Base = $64,000 (80% of $80,000)
Indexed Crediting Base after withdrawal = $80,000 - $64,000 = $16,000
Interim Value after withdrawal ($100,000 - $80,000) = $20,000
Interim Value calculation going forward and Segment Ending Value will be based on the $16,000 Indexed Crediting Base
Example 2:
Indexed Crediting Base = $16,000; Interim Value = $15,000; Withdrawal = $15,000 (including any applicable surrender charge)
Withdrawal/Interim Value = $15,000 ÷ $15,000 = 100%
Removed Amount from the Indexed Crediting Base = $16,000 (100% of $16,000)
Indexed Crediting Base after withdrawal = $0
Interim Value after withdrawal = $0 ($15,000 - $15,000)
Note: The $15,000 Interim Value is the maximum that could be withdrawn during the Indexed Term. The Indexed Crediting Base is not available for withdrawal or transfer.
There may be surrender charges associated with surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Adjustments – Surrender Charge.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit follows the table.
The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Account Value Death Benefit	Provides a Death Benefit equal to the Contract Value.	None	●Poor investment performance could significantly reduce the benefit. ●Withdrawals could significantly reduce the benefit.
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None
●Withdrawals under AWS are subject to
applicable surrender charges.
●Withdrawals from Indexed Accounts will
be processed at a Segment’s Interim
Value as of the Valuation Date the
withdrawal is made unless the
withdrawal is processed on the End Date
of the Indexed Term.
●We reserve the right to discontinue this
administrative service at any time.

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Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) the Purchase Payment, adjusted for withdrawals.
●0.00%, if all
Contractowners and
Annuitants are age
75 or younger at the
time the Contract is
issued
●1.00% (as a
percentage of
Contract Value on
each Contract Date
Anniversary), if any
Contractowner or
Annuitant is age 76
or older at the time
the Contract is
issued
●Withdrawals could significantly reduce the benefit.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*
Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**
Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. This Death Benefit terminates on the Annuity Commencement Date.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
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If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner, or Annuitant was added or changed subsequent to the effective date of this Contract unless the change occurred because of the death of a prior Contractowner, joint owner, or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. For example, assume an initial deposit into the Contract of $25,000. The Contract Value increases and equals $28,000 on the Valuation Date the Death Benefit is approved by us for payment. The amount of Death Benefit paid equals $28,000. The Account Value Death Benefit is not available for election, but automatically becomes effective at the time all Contractowners and Annuitants are changed. Once you have the Account Value Death Benefit, this Death Benefit cannot be changed. There is no charge for this Death Benefit.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit rider must be elected at issue and provides a Death Benefit equal to the greater of:
●
the Contract Value as of the Valuation Date we approve the payment of the claim; or
●
the Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.
For example, assume a Purchase Payment into the Contract of $25,000. The Contract Value decreases and equals $22,000 on the Valuation Date the Death Benefit is approved. Since your principal is guaranteed (adjusted for withdrawals), the amount of Death Benefit paid equals $25,000.
There is an additional charge for this Death Benefit.
Note: The Contract Value for Indexed Segments is the Interim Value unless the claim is processed on a Segment End Date. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount of the withdrawal from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The Guarantee of Principal Death Benefit may not be terminated unless you surrender the Contract. In addition, the rider will terminate:
1.
on the Annuity Commencement Date;
2.
upon payment of a Death Benefit under the Guarantee of Principal Death Benefit (unless the Contract is continued by the surviving spouse); or
3.
at any time all Contractowners or Annuitants are changed. If this occurs, the Account Value Death Benefit will be in effect.
There are no investment requirements associated with the election of the Guarantee of Principal Death Benefit; however, the Company reserves the right to add investment requirements in the future.
General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, that individual may continue the Contract as sole Contractowner. Upon the death of the spouse who continued the Contract, we will pay the Account Value Death Benefit to the designated Beneficiary(ies) unless the Guarantee of Principal Death Benefit is in effect.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value and placed in a non-interest bearing holding account. You may reallocate any Contract Value from the holding account to an Indexed Account on the next Indexed Anniversary Date. If you do not provide reallocation instructions before the first Indexed Anniversary following the deposit into the holding account, your Contract Value will be moved to the 1-Year S&P 500® Price Index with Performance Cap, 100% Protection. If the Contract is continued in this way, the Guarantee of Principal Death Benefit rider and charge, if applicable, will continue. The rider charge rate that was in effect immediately prior to the death will continue to apply.
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All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order or one year from the date of the death for nonqualified contracts and December 31st of the year following death for IRAs. To be in Good Order, we require all the following:
1.
an original certified death certificate, or other proof of death satisfactory to us; and
2.
written authorization for payment; and
3.
all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
●
if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
●
if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. All methods of payment of Death Benefit must comply with Section 72(s) of the Code, or Section 401(a)(9) of the Code for qualified contracts. The Death Benefit payable to the Beneficiary or joint owner of a nonqualified contract must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy and payments must begin within one year of the Contractowner’s date of death.
For qualified contracts, the Death Benefit payable to the Beneficiary or joint owner must be distributed within 10 years of the Contractowner's date of death unless the Beneficiary qualifies as an eligible designated beneficiary and begins receiving distributions before December 31st of the year following the year of the Contractowner's death. The eligible designated beneficiary must begin receiving the distributions in the form of annuity not extending beyond the Beneficiary's life expectancy.
Note: Indexed Accounts cannot be divided into separate contracts when there are multiple beneficiaries. If more than one beneficiary chooses a death benefit option other than a lump sum, the existing Indexed Account(s) will need to be surrendered at the Interim Value to be allocated to multiple beneficiaries. New Indexed Accounts can be selected on the new contracts if desired with the currently available features.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
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Additional Service
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges. Withdrawals from Indexed Accounts will be at Interim Value unless they coincide with a Segment End Date. See Charges and Adjustments — Surrender Charge and Indexed Accounts – Interim Value. Participating in an AWS may potentially expose you to certain risks. See Principal Risks of Investing in the Contract. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
Currently, there is no charge for this service. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of this service, you will need to complete the appropriate election form that is available online at LincolnFinancial.com or from our Home Office. This service will stop once we are notified of a pending death claim.
We reserve the right to discontinue this administrative service at any time.
Annuity Payouts
Your Contract Value invested in the Indexed Accounts must be transferred to a fixed Annuity Payout prior to the Annuity Commencement Date. See Principal Risks of Investing in the Contract. When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your registered representative may recommend that you annuitize at an earlier age.
The Contract provides optional forms of payouts of annuities (annuity options). The Indexed Accounts are not available as Annuity Payout options. The Contract provides that all of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Period Certain. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose
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any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. Any portion of your Contract Value invested in the Indexed Accounts or any holding account must be moved to a fixed Annuity Payout prior to the Annuity Commencement Date. You may change the Annuity Commencement Date or change the annuity option up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed basis) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
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proof of the death, satisfactory to us;
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written authorization for payment; and
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all claim forms, fully completed.
Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
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your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Indexed Accounts you selected; and
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the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. If we surrender your Contract, we will not assess any surrender charge. Surrenders from the Indexed Accounts will be calculated using the Interim Value.
Delay of Payments
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your registered representative how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of the Purchase Payment. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the
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Contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 3.00% of annuitized value and/or ongoing annual compensation of up to 0.40% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners. All compensation is paid from our resources, which include fees and charges imposed on your Contract.
We pay an education and support fee to Capital Group for their educational and sales support in connection with the Capital Group ETFs referenced in the Indexed Accounts. This is an annual fee of 0.15% of the average daily value of the amount invested in the aggregate of all Indexed Accounts referencing a Capital Group ETF. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay an education and support fee to First Trust Portfolios L.P. (First Trust) for their educational and sales support in connection with the First Trust Capital Strength Methodology contained within the Capital Strength Net Fee IndexSM. This fee is an annual fee of 0.15% of the average daily value of the amount invested in the Capital Strength Indexed Accounts. First Trust will pay Lincoln an annual rate of 0.05% of the average daily value of the amount invested in the Capital Strength Indexed Accounts to compensate Lincoln for the expenses it incurs in assisting First Trust as it provides this education and support. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-877-737-6872.
Federal Tax Matters
Introduction
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
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Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
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An individual must own the Contract (or the Code must treat the Contract as owned by an individual).
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Your right to choose particular investments for a Contract must be limited.
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The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the investment in the Contract. Examples of contracts where the owner pays current tax on the Contract’s earnings are contracts issued to a corporation or a trust. Some exceptions to the rule are:
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Contracts in which the named owner is a trust or other entity that holds the Contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
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Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
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Contracts acquired by an estate of a decedent;
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Certain qualified contracts;
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Contracts purchased by employers upon the termination of certain qualified plans; and
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Certain contracts used in connection with structured settlement agreements.
Restrictions
The Code limits your right to choose particular investments for the Contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts.
Loss Of Interest Deduction
After June 8, 1997, if a Contract is issued to a taxpayer that is not an individual, or if a Contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a Contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Contract. This rule also does not apply to a Contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the Contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract’s Purchase Payment and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the Contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the Contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any Contract or of any transaction involving a Contract. However, the rest of this discussion assumes that your Contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your Contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the Contract. This income (and all other income from your Contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the Contract. In certain circumstances, your Purchase Payment and investment in the Contract are reduced by amounts received from your Contract that were not included in income.
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Taxation Of Annuity Payouts
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the Contract has been distributed, the amount not received will generally be deductible.
Taxation Of Death Benefits
We may distribute amounts from your Contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
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If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
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If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the Contract not yet distributed from the Contract. All Annuity Payouts in excess of the investment in the Contract not previously received are includible in income.
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If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of the Purchase Payment not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your Contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
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you receive on or after you reach 59½,
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you receive because you became disabled (as defined in the Code),
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you receive from an immediate annuity,
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a Beneficiary receives on or after your death, or
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you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your Contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your Contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
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Gifting A Contract
If you transfer ownership of your Contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the Contract not previously received. The new owner’s investment in the Contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your Contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your Contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Persons planning to use the Contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
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Individual Retirement Accounts and Annuities (“Traditional IRAs”)
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Roth IRAs
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Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
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SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
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401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
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403(a) plans (qualified annuity plans)
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403(b) plans (public school system and tax-exempt organization annuity plans)
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H.R. 10 or Keogh Plans (self-employed individual plans)
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457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
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Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
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Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
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Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
The Setting Every Community Up for Retirement Enhancement 2.0 (SECURE 2.0) Act of 2022
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0) Act (the “SECURE 2.0 Act”) was enacted on December 29, 2022. The SECURE 2.0 Act made specific changes to retirement plans and IRA’s, including:
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Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age
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72 prior to January 1, 2023. As a result, required minimum distributions are generally required to begin by April 1st of the year following the year in which the participant or IRA owner reaches age 73.
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Further increased the required beginning date measuring age to 75 by 2033.
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Created exception to the 10% additional tax for distributions for domestic violence and emergencies.
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Added provisions that permit rollover of 529 plan amounts to a Roth IRA for the beneficiary, within certain limits.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
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Federal tax rules limit the amount of the Purchase Payment or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
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Minimum annual distributions are required under some qualified retirement plans once you reach age 73 or retire, if later as described below.
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Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your Contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the Contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE 2.0 Act, the required beginning date was April 1 of the year following the year you attain age 72 or retired. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1st of the year following the year in which you attain age 73 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1st of the year following the year in which you attained age 72. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1st of the year following the year in which you attain age 73. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax is applied to the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your Contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the Contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
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Distribution received on or after the Annuitant reaches 59½,
●
Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
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Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
●
Distribution received as reimbursement for certain amounts paid for medical care, or
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●
Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your Contract are not included in the calculation of unearned income because your Contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Contract when we issue the Contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your Contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly
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transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
There are no voting rights associated with the Indexed Accounts.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, which includes the Interim Value for the Indexed Accounts, and any premium taxes which had been deducted. No applicable surrender charges will apply. A purchaser who participates in the Indexed Accounts risks the loss of principal as it will be based on Interim Value.
For Contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of the Purchase Payment or Contract Value as of the Valuation Date on which we receive the cancellation request.
If you cancel this Contract within the free-look period, we reserve the right not to accept another application for this Contract for a period of six months.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Electronic Delivery
You may elect to receive your Contract, prospectus, prospectus supplements, quarterly statements, and other notices electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without any material adverse effect on the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company’s operating results for any particular reporting period.
Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Financial Statements
The December 31, 2025 consolidated financial statements of Lincoln Life are included in the Statement of Additional Information (SAI). They should be considered only as they relate to our ability to meet our obligations under the Contract. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.
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Appendix A — Investment Options Available Under The Contract
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to the current limits on Index gains. Information about current limits on Index gains is available at www.lfg.com/llarates.
Note: If amounts are removed from an Indexed Account before the end of its Indexed Term, we will apply a Contract Adjustment based on Interim Value. This may result in significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Indexed Segment until the end of the Indexed Term. See Indexed Accounts – Interim Value in the prospectus for additional details.
The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations.
Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1,3]	Market Index	1-Year	Point-to-Point	100%	Protection Level	0.10%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
MSCI EAFEE Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
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Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
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Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1]	Market Index	3-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	3-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
First Trust American Leadership IndexTM 1, 4	Market Index	3-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
MSCI EAFE Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
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Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	10%	Dual Plus	10.0%	Performance Cap	N/A
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
S&P 500® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.0%	Performance Cap	N/A
Russell 2000® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.0%	Performance Cap	N/A
1 The Index is a “price return Index,” not a “total return Index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 The ETF provider deducts fees and costs when calculating performance. This will reduce the ETF return and may cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that tracts the ETF does not participate in dividend or capital gains distributions of the ETF, if any.
3 This Indexed Account provides total protection from Index losses at the end of the Indexed Term.
4 The Index deducts fees and costs when calculating Index performance which will reduce the Index return and cause each Index to underperform a direct investment in the securities composing the Index.
Each Indexed Account’s limit on Index losses is guaranteed not to change for as long as that Indexed Account remains available under the Contract. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. However, we reserve the right to add and remove Indexed Accounts and to offer Indexed Accounts with different Crediting Methods or Protection Methods. As such, the limits on Index loss offered under the Contract may change from one Indexed Term to the next. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses. See Indexed Accounts in the prospectus for additional details.
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Appendix B – Index Disclosures
S&P 500® Price Return Index
The S&P 500® Price Return Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln. It is not possible to invest directly in an index. Lincoln’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Lincoln’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Lincoln’s Product(s) particularly or the ability of the S&P 500® Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Lincoln with respect to the S&P 500® Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Lincoln or Lincoln’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Lincoln or the owners of Lincoln’s Product(s) into consideration in determining, composing or calculating the S&P 500® Price Return Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Lincoln’s Product(s) or the timing of the issuance or sale of Lincoln’s Product(s) or in the determination or calculation of the equation by which Lincoln’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Lincoln’s Product(s). There is no assurance that investment products based on the S&P 500® Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LINCOLN, OWNERS OF LINCOLN’S PRODUCTS(s), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LINCOLN, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Price Return Index
The Russell 2000® Price Return Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Lincoln products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which Lincoln’s products are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Lincoln products. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Lincoln or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Capital Strength Net Fee IndexSM
The Product(s) is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Capital Strength Net Fee Index to track general stock market performance. The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade
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names of the Corporations and the use of the Capital Strength Net Fee Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Capital Strength Net Fee Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH NET FEE INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
First Trust American Leadership IndexTM
The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”). FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.
The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee. S&P® is a trademark of Standard & Poor’s Financial Service LLC. DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze. NASDAQ® is a trademark of Nasdaq, Inc. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance. The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product. The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index. The Companies are not responsible for and have not participated in the determination or calculation of the Product. There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW
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INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.
MSCI EAFE Index
THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this product or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCl's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Capital Group Global Growth ETF and Capital Group Growth ETF
American Funds Distributors, Inc. is the distributor for Capital Group Global Growth Equity ETF (CGGO) and Capital Group Growth ETF (CGGR). Capital Group exchange-traded funds (ETFs) are actively managed and do not seek to replicate a specific index. ETF shares are bought and sold through an exchange at the then current market price, not net asset value (NAV), and are not individually redeemed from the fund. Shares may trade at a premium or discount to their NAV when traded on an exchange. There can be no guarantee that an active market for ETFs will develop or be maintained, or that the ETF’s listing will continue or remain unchanged. All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. Capital Group makes no representations or warranties, express or implied, to the owners of any products offered by The Lincoln National Life Insurance Company (Lincoln) or any member of the public regarding the advisability of purchasing any product or service offered by Lincoln or the results to be obtained from any product or service offered by Lincoln. Products offered by Lincoln are not sponsored, endorsed or sold by Capital Group, and purchasers of such products do not acquire any interest in CGGO or CGGR nor enter into any relationship with Capital Group. Capital Group has no obligation or liability for any errors, omissions, interruptions or use of CGGO or CGGR or any data related thereto, or in connection with the operation, marketing, trading or sale of any product or service offered by Lincoln.
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Appendix C — Broker-Dealer Material Variations
The table below describes variations in the availability of investment options, Contract benefits, and other Contract features described in this prospectus — including restrictions, limitations, and other variations — which may apply depending on the broker-dealer through which the Contract is sold.

Broker-Dealer	Variation
Merrill Lynch
●Account Value Death Benefit is not available on qualified
contracts.
●Guarantee of Principal Death Benefit is not available over the age of 75.
●The Participation Rate is not available.
●The following Indexed Accounts are not available:
●All Capital Group Growth ETF Indexed Accounts.

Primerica Financial Services Investment Inc.	●Any Indexed Accounts with a Dual Performance Trigger Rate are not available under the age of 50. ●Guarantee of Principal Death Benefit is not available over the age of 75.
Synovus Securities Inc.
●The following Indexed Accounts are not available
at the time of purchase:
●6-Year Capital Strength Net Fee IndexSM
Performance Cap – 15% Protection Level
●6-Year Capital Strength Net Fee IndexSM
Performance Cap – 25% Protection Level
●6-Year First Trust American Leadership IndexTM
Performance Cap – 15% Protection Level
●6-Year First Trust American Leadership IndexTM
Performance Cap – 25% Protection Level
●6-Year Russell 2000® Price Return Index
Performance Cap – 15% Protection Level
●6-Year Russell 2000® Price Return Index
Performance Cap – 25% Protection Level
●6-Year S&P 500® Price Return Index
Performance Cap – 25% Protection Level
●6-Year S&P 500® Price Return Index
Performance Cap – 10% Dual Plus

Broker-Dealer	Variation
Truist Investment Services Inc.
●The following Indexed Accounts are not available
at the time of purchase:
●1-Year Capital Group Global Growth Equity ETF
Performance Cap – 10% Protection Level
●1-Year Capital Group Global Growth Equity ETF
Performance Cap – 15% Protection Level
●1-Year Capital Group Global Growth Equity ETF
Dual Performance Trigger Rate – 10% Protection Level
●1-Year Capital Group Global Growth Equity ETF
Performance Trigger Rate – 10% Protection Level
●1-Year Capital Group Global Growth Equity ETF
Performance Trigger Rate – 15% Protection Level
●1-Year Capital Group Growth ETF
Performance Cap – 10% Protection Level
●1-Year Capital Group Growth ETF
Performance Cap – 15% Protection Level
●1-Year Capital Group Growth ETF
Dual Performance Trigger Rate – 10% Protection Level
●1-Year Capital Group Growth ETF
Performance Trigger Rate – 10% Protection Level
●1-Year Capital Group Growth ETF
Performance Trigger Rate – 15% Protection Level
●1-Year Capital Strength Net Fee IndexSM
Performance Cap – 10% Protection Level
●1-Year Capital Strength Net Fee IndexSM
Performance Cap – 15% Protection Level
●1-Year Capital Strength Net Fee IndexSM
Dual Performance Trigger Rate – 10% Protection Level
●1-Year First Trust American Leadership IndexTM
Performance Cap – 10% Protection Level
●1-Year First Trust American Leadership IndexTM
Performance Cap – 15% Protection Level
●1-Year First Trust American Leadership IndexTM
Dual Performance Trigger Rate – 10% Protection Level
●3-Year Capital Strength Net Fee IndexSM
Participation Rate – 10% Protection Level
●3-Year First Trust American Leadership IndexTM
Participation Rate – 10% Protection Level
●6-Year Capital Strength Net Fee IndexSM
Performance Cap – 15% Protection Level
●6-Year Capital Strength Net Fee IndexSM
Performance Cap – 20% Protection Level
●6-Year Capital Strength Net Fee IndexSM
Performance Cap – 25% Protection Level
●6-Year Capital Strength Net Fee IndexSM
Performance Cap – 30% Protection Level
●6-Year Capital Strength Net Fee IndexSM
Participation Rate – 10% Protection Level

Broker-Dealer	Variation
Truist Investment Services Inc.
●6-Year First Trust American LeadershipTM
Performance Cap – 15% Protection Level
●6-Year First Trust American LeadershipTM
Performance Cap – 20% Protection Level
●6-Year First Trust American LeadershipTM
Performance Cap – 25% Protection Level
●6-Year First Trust American LeadershipTM
Performance Cap – 30% Protection Level
●6-Year First Trust American LeadershipTM
Participation Rate – 10% Protection Level
●6-Year Capital Strength Net Fee IndexSM
Performance Cap – 15% Dual Plus
●6-Year First Trust American LeadershipTM
Performance Cap – 15% Dual Plus

Please note that there may be other variations of which we are not aware and that are not reasonably available to us, as variations may exist for some broker-dealers without our knowledge. For example, your registered representative may not recommend a particular investment option or Contract benefit to you. Based on several considerations, including but not limited to the fact that we do not administer all financial intermediary variations and the large number of broker-dealers through whom our contracts are distributed, we have not been able to identify other variations, if any.
You should discuss with your registered representative any limitations, restrictions, or other variations related to investment options, the Contract benefits, or other Contract features available to you through your broker-dealer.

The SAI includes additional information about the Contract and Lincoln Life, and is incorporated by reference in this prospectus. The SAI is dated the same date as this prospectus. We will provide the SAI without charge upon request. You may obtain a free copy of the SAI and submit inquiries by:
●
Mailing: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348
●
Visiting: www.lfg.com/VAprospectus
●
Emailing: CustServSupportTeam@lfg.com
●
Calling: 1-877-737-6872
You may also obtain reports and other information about the Company on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers and the Contract’s contract identifier number are listed below.
  SEC File No.:
333-267670
EDGAR Contract Identifier:
C000261543

SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2026
Relating to Prospectus Dated May 1, 2026 for
Lincoln Level Advantage 2® B-Share
The Lincoln National Life Insurance Company
The SAI provides you with additional information about Lincoln Life and your Contract. It is not a prospectus.
A copy of the product prospectus dated May 1, 2026, may be obtained without a charge by writing to the Home Office: Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, by calling: 1-877-737-6872, or by emailing: CustServSupportTeam@lfg.com and requesting a copy of the Lincoln Level Advantage 2® B-Share product prospectus.
TABLE OF CONTENTS OF THE SAI

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
General Information and History
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Our Financial Condition. Any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products in addition to the Contract. We also pay our obligations under these products from our assets in the general account. The assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the Contract would generally receive the same priority as our other Contractowner obligations.
The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed. The laws and regulations applicable to us regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are incorporated by reference into this SAI. See Financial Statements below. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.
Non-Principal Risks of Investing In The Contract
Opportunity Cost. Principal amounts committed to an annuity contract are only available to choose from investment options available in the Contract, potentially causing you an opportunity cost.
Dying early. If you die earlier than expected, your designated beneficiary may not receive the full benefit of the future payments.
Divorce. If you get divorced, you could forfeit some or all of the value of your annuity to your former spouse.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited the consolidated financial statements of The Lincoln National Life Insurance Company as of
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December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, as set forth in their report, which is included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.
Purchase of Securities Being Offered
The contracts are offered to the public through licensed insurance agents who specialize in selling our products and who are also associated with broker-dealers; through independent insurance brokers who are also associated with broker-dealers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Contract Adjustment – Interim Value Calculation
Interim Value for Indexed Segments with no Annual Locks
The Interim Value of a Segment is equal to the sum of (1) and (2), where:
(1) is the value of the Fixed Income Asset Proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment:
During the first 6 Contract Years as C x [1 / (1 +F)D x (1 +F)E / (1 + G)E], and
After the first 6 Contract Years as: C x [1 / (1 + F)D x (1 + F)D / (1 + G)D]
where:
C = is the Crediting Base of the Segment on the Valuation Date of the calculation.
D = is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term. The average number of days per Contract Year is total calendar days in the Indexed Term divided by total Contract Years in the Indexed Term.
If an election to lock and reset a Segment is exercised during the Indexed Term, D is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term remaining on the Reset Date.
The average number of days per Contract Year is the total calendar days remaining in the Indexed Term on the Reset Date divided by the fractional number of Contract Years remaining in the Indexed Term on the Reset Date.
The fractional number of Contract Years remaining is calculated as the total Contract Years in the Indexed Term multiplied by the total calendar days remaining in the Indexed Term on the Reset Date divided by the total calendar days in the Indexed Term.
E = is the total calendar days remaining in the initial 6 Contract Years divided by the average number of days per Contract Year of the initial 6 Contract Years. The average number of days per Contract Year is the total calendar days in the initial 6 Contract Years divided by 6.
F = is the Discount Rate that applies to the Segment on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during the Indexed Term, F is the Discount Rate that applies to the Segment on the Reset Date.
G = is the Discount Rate that applies to the Segment on the Valuation Date.
(2) is the market value of the Derivative Asset Proxy, determined solely by us, on the Valuation Date of the calculation.
Interim Value for Indexed Segments with Annual Locks
The Interim Value of a Segment is equal to the sum of (1) and (2), where:
(1) is the value of the Fixed Income Asset Proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment:
During the first 6 Contract Years as C x [1 / (1 +F)D x (1 +F)E / (1 + G)E], and
After the first 6 Contract Years as: C x [1 / (1 + F)D x (1 + F)D / (1 + G)D]
where:
C = is the initial Crediting Base of the Segment that has been proportionately adjusted for any withdrawals, surrender charges, premium taxes, or rider fees and charges that have occurred during the Indexed Term prior to the Valuation Date of the calculation.
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D = is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term. The average number of days per Contract Year is total calendar days in the Indexed Term divided by total Contract Years in the Indexed Term.
E = is the total calendar days remaining in the initial 6 Contract Years divided by the average number of days per Contract Year of the initial 6 Contract Years. The average number of days per Contract Year is the total calendar days in the initial 6 Contract Years divided by 6.
F = is the Discount Rate that applies to the Segment on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during the Indexed Term, F is the Discount Rate that applies to the Segment on the Reset Date.
G = is the Discount Rate that applies to the Segment on the Valuation Date.
(2) is the market value of the Derivative Asset Proxy, determined solely by us, on the Valuation Date of the calculation.
Each component of the calculation is further explained as follows:
1.
Fixed Income Asset Proxy. The Fixed Income Asset Proxy is a hypothetical fixed income asset that is meant to represent the market value of the investment instruments supporting the Segment.
The Discount Rate is derived from the Reference Rate, which is based on U.S. Treasury Constant Maturity yield(s), Collateralized Loan Obligation (CLO) spread(s), market observable yield(s) of investments grade U.S. Corporate Bonds, and secured overnight interest rate(s). The Reference Rate is set to represent the duration of the investment instruments supporting the Indexed Seg ment and may not match the actual length of the Indexed Segment.
If the U.S. Treasury Constant Maturity yield(s) are not published for a particular day or we are delayed in receiving these values, then we will use the yield(s) on the last day they were published. If the U.S. Treasury Constant Maturity yield(s) are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
If the U.S. Treasury Constant Maturity yield(s) are not published for a time to maturity that matches the selected duration, then the yield(s) will be interpolated between the yield(s) for maturities that are published.
If the CLO spread(s), market observable yields of investments grade U.S. Corporate Bonds, or secured overnight interest rate(s) are not published for a particular day, or we are delayed in receiving these values then we will use the spread(s), yield(s), or rate(s) on the last day they were published. If any of these components are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the
Reference Rate.
We reserve the right to change the methodology of the Interim Value calculation at any time and at our sole discretion.
2.
Derivative Asset Proxy. We utilize a fair market methodology to value the replicating portfolio of financial instruments that sup port the product.
The Derivative Asset Proxy is determined assuming a package of derivative assets and other financial instruments, determined solely by Us, that replicates the Performance Rate on the End Date of the Segment. The value of the package of derivative assets and other financial instruments is determined on any Valuation Date that the Interim Value is calculated for a Segment. The valuation of the financial instruments is based on standard methods for valuing financial instruments and based on inputs from third party vendors. The methodology used to value these financial instruments is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical financial instruments. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day.
The options or other instruments for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate.
C. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.
D. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive Index returns.
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E. At-the money put option: This represents the market value of the potential to receive an amount equal to the percentage loss of the index during the Indexed Term.
F. Dual structure: This represents the market value of receiving a maturity amount equal to the Dual Performance Trigger Rate or Dual Rate at the end of the Indexed Term independent of the underlying index returns.
  NOTE: Put option C will always reduce the Interim Value even if the Index has increased during the Indexed Term.
For each Segment with no Annual Lock with Performance Cap rates and Protection Levels, the replicating portfolio of options is equal to: A minus B minus C.
For each Segment with Performance Trigger Rates and Protection Levels, the replicating portfolio of options is equal to: D minus C.
For each Segment with a Dual Performance Trigger Rate and Protection Level, the replicating portfolio of financial instruments is equal to: F minus C.
For each Segment with Annual Lock, we designate and value a replicating (derivative) structure which is tied to the compounded performance for each year of the Annual Lock Segment. The market standard model is adjusted by us to account for additional market risks relevant to the Annual Lock Segment.
For each Dual Plus Segment, the replicating portfolio of financial instruments is equal to: F plus B (at the Dual Rate) minus B (at the Performance Cap Rate) minus E.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the index at the time of the calculation (including the potential for resets of each Annual Lock Period).
This relationship is referred to as the “moneyness” of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date (or remaining Annual Lock Periods) and moneyness of the designated option that we use in our calculations. Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we calculate market values of financial instruments each business day based on inputs from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values, we will use the option value on the last day it was available to calculate a new Interim Value.
B-5

Examples
The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps and Protection Levels.

	1 Year	6 Year	6 Year
Indexed Term length	12 months	72 months	72 months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	12%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$(197)	$(197)	$(163)
Interim Value = Sum of 1 + 2	$800	$800	$777
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$800	$800	$800

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$(28)	$(27)	$(6)
Interim Value = Sum of 1 + 2	$969	$970	$934
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000	$1,000

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$104	$203	$210
Interim Value = Sum of 1 + 2	$1,101	$1,200	$1,150
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,120	$1,200	$1,200

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$119	$401	$335
Interim Value = Sum of 1 + 2	$1,116	$1,398	$1,275
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,120	$1,400	$1,400

B-6

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Participation Rates and Protection Levels.

	3 Year	3 Year
Indexed Term length	36 months	36 months
Months since Indexed Term Start Date	33	15
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Participation Rate	100%	100%
Months to End Date	3	21

Change in Index Value is -30%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$(197)	$(189)
Interim Value = Sum of 1 + 2	$797	$766
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$800	$800

Change in Index Value is -10%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$(27)	$(23)
Interim Value = Sum of 1 + 2	$966	$932
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is 20%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$203	$230
Interim Value = Sum of 1 + 2	$1,196	$1,185
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,200	$1,200

Change in Index Value is 40%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$401	$412
Interim Value = Sum of 1 + 2	$1,394	$1,367
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,400	$1,400

B-7

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
Indexed Term length	12 months	12 months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Performance Trigger Rate	12.5%	12.5%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$(30)	$(33)
Interim Value = Sum of 1 + 2	$953	$940
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is -5%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$30	$24
Interim Value = Sum of 1 + 2	$1,013	$997
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is 10%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$93	$83
Interim Value = Sum of 1 + 2	$1,076	$1,056
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,125	$1,125

Change in Index Value is 20%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$113	$105
Interim Value = Sum of 1 + 2	$1,096	$1,078
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,125	$1,125

B-8

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Dual Performance Trigger Rates and Protection Level.

	1 Year	1 Year
Indexed Term length	12 Months	12 Months
Months since Indexed Term Start Date	9	3
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Dual Performance Trigger Rate	6%	6%
Months to End Date	3	9

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$(4)	$(24)
Interim Value = Sum of 1 + 2	$989	$956
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,010	$1,010

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$43	$20
Interim Value = Sum of 1 + 2	$1,036	$1,000
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$59	$49
Interim Value = Sum of 1 + 2	$1,052	$1,029
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$59	$55
Interim Value = Sum of 1 + 2	$1,052	$1,035
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

B-9

The following examples demonstrate how the Interim Value is calculated in different scenarios for Dual Plus Indexed Segments.

	6 Year	6 Year
Indexed Term length	72 Months	72 Months
Months since Indexed Term Start Date	54	18
Indexed Crediting Base	$1,000	$1,000
Dual Rate	15%	15%
Performance Cap	70%	70%
Months to End Date	18	54

Change in Index Value is -15%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$(10)	$(12)
Interim Value = Sum of 1 + 2	$967	$922
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is -5%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$67	$57
Interim Value = Sum of 1 + 2	$1,044	$991
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,100	$1,100

Change in Index Value is 10%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$175	$149
Interim Value = Sum of 1 + 2	$1,152	$1,083
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,150	$1,150

Change in Index Value is 20%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$245	$205
Interim Value = Sum of 1 + 2	$1,222	$1,139
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,200	$1,200

B-10

The following example demonstrates the effect of taking a withdrawal when the Interim Value is down from the initial Purchase Payment and there are Surrender Charges applicable.
Initial Purchase Payment:	$50,000	This equals the total Crediting Base for all Indexed Accounts selected.
Current Contract Value:	$45,000	This is the sum of the Interim Value of all Indexed Segments.
Withdrawal requested:	$9,000	This is 20% of the current Contract Value (and exceeds the amount that is free of surrender charges).
Surrender charge:	$315	Based on a surrender charge rate of 7% and applied to the portion of the withdrawal that exceeds 10% of Contract Value.
Interim Value after withdrawal:	$35,685	This is the total reduction of 20.70% from current Contract Value.
Crediting Base after withdrawal:	$39,650	The Crediting Base is reduced proportionately by 20.70%.

Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”) is a wholly owned subsidiary of Lincoln National Corporation and an affiliate of Lincoln Life as a result of common control. LFD serves as the principal underwriter (the “Principal Underwriter”) for the Contracts, as described in the prospectus. The offering of the Contracts is continuous. The Principal Underwriter has also entered into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives who are registered with Selling Firms are appointed as our insurance agents. LFD, in its capacity as Principal Underwriter, paid to Selling Firms, sales compensation totaling $60,354,162 in 2024 and $186,833,502 in 2025, in connection with all of the Contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts. LFD maintains its principal place of business at 130 North Radnor Chester Road, Radnor, Pennsylvania 19087.
Contract Information
Additional Services
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request or in another manner acceptable to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Financial Statements
The December 31, 2025 consolidated financial statements of Lincoln Life are incorporated into this SAI by reference to the most recent Form N-VPFS (“N-VPFS”) filed with the SEC.
B-11

Prospectus 2

Lincoln Level Advantage 2® Advisory Index-Linked Annuity Contracts
May 1, 2026
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-877-737-6872
This prospectus describes an individual single premium index-linked deferred annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) or 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. We offer other types of annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this Contract is the best product for you.
This Contract is available through third-party financial intermediaries who may charge an advisory fee for their services. That fee is in addition to contract fees and expenses. If you elect to pay third-party advisory fees out of your Contract Value, each deduction will reduce your Contract Value, may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to a negative Contract Adjustment, federal and state income taxes, and a 10% penalty tax.
This Contract is a complex investment and involves risks, including potential loss of principal.
The Contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners and describes all material rights and obligations of annuity purchasers under the Contract. The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please check with your financial professional regarding availability.
The availability of Indexed Accounts, Contract benefits, or other Contract features described in this prospectus may vary depending on the broker-dealer/financial intermediary through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations for additional information.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties although any Contract Adjustments will be applied. In some states, or if you are replacing an existing contract, this free look or cancellation period may be longer. Upon cancellation, and depending on state requirements, you will receive: 1) the greater of a full refund of the amount you paid with your application or your total Contract Value; or 2) a full refund of the amount you paid with your application, less any withdrawals. You should review this prospectus and consult with your financial professional for additional information about the specific cancellation terms that may apply.
The minimum Purchase Payment for the Contract is $25,000. No Purchase Payments will be accepted after the date the Contract is issued. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. The minimum allocation to an Indexed Account is $2,000 and you can only reallocate Contract Value to an Indexed Account on an Indexed Anniversary Date.
You may invest in one or more of the available Indexed Accounts, subject to any limitations described herein. See Appendix A – Investment Options Available Under The Contract. Indexed Accounts are established for either 1-Year, 3-Year, or 6-Year Terms, and the return on these accounts at the end of the Indexed Term is based in part on the performance of a specified Index. Each Indexed Account will have either (i) a specified Performance Cap, which is the highest Performance Rate that we will credit; (ii) a specified percentage of positive Index performance based on a Participation Rate; (iii) a Performance Trigger Rate that provides a specified rate of return if the performance of the Index is zero or positive; (iv) a Dual Performance Trigger Rate, which will either provide a specific rate of return if the performance of the Index is positive, zero or negative within the Protection Level or be added to the Index performance percentage and the Protection Level if the Index performance is negative and beyond the Protection Level; or (v) a Dual Rate,
1

which will provide either a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative, and a Performance Cap that applies if the Index performance exceeds the Dual Rate. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. The amount of gain credited for each Indexed Segment at the end of an Indexed Term will be limited by the Performance Cap, Participation Rate, Performance Trigger Rate or Dual Performance Trigger Rate we declare. We guarantee a minimum declared crediting rate for each Indexed Account. See Appendix A – Investment Options Available Under The Contract for the guaranteed minimum declared crediting rates for each Indexed Account.
The amount of loss from negative Index performance for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level or Dual Rate for that Segment. Your Contract Value may not be impacted by any loss up to the applicable Protection Level or Dual Rate that you choose if you do not make withdrawals during the Indexed Term. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or a 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or a 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection Level. This potential of loss exists for each Indexed Term, and over the life of the Contract which could be much greater. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, in which case you could lose the entire amount of your investment.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in negative Contract Adjustments, taxes, and tax penalties. Your risk of loss may be greater if you make a withdrawal prior to the End Date of an Indexed Term because a negative Contract Adjustment based on the Interim Value of the Indexed Segment may apply. The Interim Value for each Indexed Segment is calculated each Valuation Date prior to the End Date of the Indexed Term. The Interim Value calculation is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased.
If you withdraw Contract Value prior to the End Date of an Indexed Term (including the ongoing deduction of advisory fees), the withdrawal will cause an immediate reduction in your Indexed Crediting Base for each of your Indexed Segments in a proportion equal to the reduction in the Interim Value of each Indexed Segment. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised.
We hold all or a portion of the assets for our obligations for the Indexed Account options in a non-registered, non-insulated separate account, established by Us. We do not guarantee how any of the Indexed Accounts will perform. There is a risk of loss of your investment because you agree to absorb all losses in excess of the level of protection you selected.
Investors should consult a financial professional about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon your financial situation and objectives. We do not guarantee that all of the Indexed Account options will always be available. Our obligations under the Contract, including amounts to be paid to you from the Indexed Accounts, are subject to our financial strength and claims-paying ability.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available online at www.Investor.gov.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
2

3

Special Terms
In this prospectus, the following terms have the indicated meanings:
Annual Locks—An Indexed Account with Annual Locks is a multi-year account in which the performance is calculated on each Indexed Anniversary Date, but the performance is not credited to or deducted from the Indexed Segment until the End Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contract Adjustment—A positive or negative adjustment to the Contract based on the Interim Value of an Indexed Segment.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Participation Rate, Performance Trigger Rate, Dual Performance Trigger Rate, and Dual Plus.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
Dual Performance Trigger Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
Dual Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment of a Dual Plus Indexed Account at the end of the Indexed Term.
Dual Plus—A Crediting Method that uses, in part, a Performance Cap and Dual Rate to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
End Date—The last day of the Indexed Term.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. Deductions made for advisory fees may impact your Contract Value, and may reduce the benefits under your Contract.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an Index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base or Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term or Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interim Value—Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation, annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term. The Interim Value is also used when Secure Lock+® is chosen.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
4

Monthly Anniversary—The same calendar day as the Contract Date for each succeeding month following the Contract Date.
Participation Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an Index over a specified period of time, adjusted for the applicable Protection Method and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate— The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the Index performance is zero or positive.
Protection Level—The portion of loss that the Company will absorb from any negative Index performance. If the Index performance is negative by more than the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner. The Protection Level is not available on Dual Plus accounts.
Protection Method—The method used in protecting from negative Index performance at the end of an Indexed Term, including Protection Levels and Dual Rates.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Reset Rate—The new Performance Cap, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate if you choose to lock the Interim Value of an Indexed Segment before the end of the Indexed Term under Secure Lock+®.
Secure Lock+®—A feature that allows the Interim Value to be locked in on any given Valuation Date, other than an Indexed Anniversary, for an Indexed Segment.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
5

Overview of the Contract
Purpose of the Contract
The Lincoln Level Advantage 2® Advisory Index-Linked Annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select and a Death Benefit payable to your designated Beneficiaries upon the death of a Contractowner or Annuitant.
This Contract is issued as part of a Fee-Based Financial Plan which is described in more detail in the Benefits Available Under The Contract – Additional Services section below.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals. See Surrenders and Withdrawals.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Commencement Date; and (2) a payout (income) phase, after the Annuity Commencement Date.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your Purchase Payment and earnings in the Indexed Accounts available under the Contract, each of which has its own Index, Indexed Term, Crediting Method, and Protection Method. The available Indexed Accounts are listed in Appendix A – Investment Options Available Under The Contract.
Different Crediting Methods and Protection Methods are available for your Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term to amounts allocated to an Indexed Account based, in part, on the performance of the Index. Interest is credited for any gain or deducted for any loss only on the End Date of an Indexed Segment. You could lose a significant portion of your investment if the Index declines in value.
The Protection Method you select determines the type of protection you will have for each Indexed Segment. For Indexed Accounts with Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you do not make any withdrawals until the End Date of the Indexed Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, the Indexed Segment will be impacted for the remaining portion of the loss. For example, if the Index return is -15% and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%.
For Indexed Accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Dual Rates of 10% or 15%.
We will always make at least one Indexed Account available under this Contract, but we do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The Crediting Method you select determines the Performance Rate for an Indexed Segment. Any applicable Crediting Method may limit the positive Index return used in calculating interest on the End Date of an Indexed Segment. Each Indexed Account will have either:
i)
a specified Performance Cap, which is the highest Performance Rate that we will credit. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
ii)
a Participation Rate, which is a specified percentage of positive Index performance. For example, if the Index return is 20%, and the Participation Rate is 90%, we will credit 18% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 18%;
iii)
a Performance Trigger Rate that provides a specified rate of return if the Index performance is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
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iv)
a Dual Performance Trigger Rate, which will either provide a specific rate of return if the Index performance is positive, zero or negative within the Protection Level or be added to the Index performance and the Protection Level if the Index performance is negative and beyond the Protection Level. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; if the Index return is 2% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; or
v)
a Dual Rate, which will either provide a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative. An Index Account with a Dual Rate will also have a Performance Cap, which is the highest Performance Rate that we will credit if the Index performance exceeds the Dual Rate. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%; if the Index return is 4% and the Performance Cap is 50% and the Dual Rate is 15%, we will credit 15% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 15%.
In addition, the Reset Rate may limit a positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock, and these Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
We guarantee a minimum declared crediting rate for each Indexed Account. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a set period of years, for as long as you live, or for the longer of the two.
If you annuitize, your investments will be converted to income payments and you will no longer be able to choose to make withdrawals from your Contract. All benefits during the accumulation phase (including guaranteed minimum Death Benefits) terminate upon annuitization.
Primary Features and Options of the Contract
Accessing your money. During the accumulation phase, you can surrender the Contract or withdraw part of the Contract Value. If you surrender or take an early withdrawal, including the deduction of advisory fees, you may have to pay taxes and a tax penalty if you are younger than 59½. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term. Additionally, if you surrender the Contract or withdraw from an Indexed Segment prior to its End Date, you will be subject to a Contract Adjustment based on the Interim Value.
Secure Lock+®. On any Valuation Date, excluding an Indexed Anniversary, between a Term’s Start Date and Term’s End Date, you may request to lock the Interim Value (“Secure Lock+®”) of an Indexed Segment.
You could lose a significant amount of money due to the Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. The Interim Value calculated at the end of the Valuation Date will be locked in and once selected, a Secure Lock+® is irrevocable. If you request a lock-in of the Indexed Segment when the Interim Value is below your Indexed Crediting Base, Protection Methods do not apply, and you assume all loss. Secure Lock+® is not available with all Crediting Methods and Protection Methods or upon the selection of an Annuity Payout option. Withdrawals prior to the Segment End Date may have a significant impact on your Contract Value. See the Contract Adjustments discussion below.
Tax treatment. Earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
Death Benefit. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner(s) or the Annuitant.
Additional Service. The Automatic Withdrawal Service allows you to automatically take periodic withdrawals from your Contract, and is available under the Contract for no additional charge.
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Fees Associated with Fee-Based Financial Plans. You may provide authorization to have your advisory fees paid to your financial professional’s investment firm from your Contract Value. Advisory fee withdrawals may not be treated as a distribution for federal tax purposes under certain conditions. Advisory fee withdrawals may not be available in all states and certain firms may not allow withdrawals to pay advisory fees from your Contract Value. These payments will be treated as withdrawals from your Contract Value and may result in a significant reduction in your Death Benefit. An Advisory fee withdrawal from the Contract will always reduce the Contract Value and Contract Value portion of the elected Death Benefit on a dollar-for-dollar basis. Over time, withdrawals taken for the payment of advisory fees could significantly reduce your Contract Value. Please discuss deducting advisory fees from Contract Value with your financial professional prior to making any election.
Additionally, if you elect to pay a third-party advisory fee out of your Contract Value, this deduction may result in a negative Contract Adjustment, reduce your Death Benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax. See Federal Tax Matters – Payment of Investment Advisory Fees.
Contract Adjustments
If you make any withdrawals, including the deduction of advisory fees, surrenders, or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be subject to a Contract Adjustment based on Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of Index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value generally would be lower the earlier a withdrawal or surrender is made in a Term.
Important Information You Should Consider About the Lincoln Level Advantage 2® Advisory Index-linked Annuity Contract
FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
If you remove Contract Value prior to the End Date of an Indexed Term, we will apply a Contract Adjustment based on Interim Value, which could be negative, and you could lose up to 100% of your investment due to the Contract Adjustment. For example, if you allocate $100,000 to an Indexed Account and later withdraw the entire amount before the
Indexed Term has ended, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also make a deduction to pay a third-party advisory fee, or have to pay taxes, and tax penalties. Contract Adjustments are applied to withdrawals, surrenders, reallocations, annuitizations and Death
Benefit payments prior to the End Date of an Indexed Term and when
Secure Lock+® is exercised.
●Fee Tables ●Charges and Adjustments ●Charges and Adjustments – Contract Adjustments
Are There Transaction Charges?	No: The Contract does not impose any transaction charges.	●Fee Tables ●Charges and Adjustments ●Federal Tax Matters – Payment of Investment Advisory Fees
8

FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Ongoing Fees and Expenses?
Yes:
There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by the Company through the use of a Performance Cap, Participation Rate,
Performance Trigger Rate, Dual Performance Trigger Rate, or Reset
Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. Additionally, in certain cases your Contract Value may be subject to a negative Interim
Value adjustment.
●Fee Tables ●Charges and Adjustments
	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes:
●You can lose money by investing in the Contract. Your investment in the Indexed Accounts is subject to all losses in excess of the
Protection Method you choose including any loss experienced from a negative Index performance. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or
15% Dual Rate, up to 80% of your investment in an Indexed
Account with a 20% Protection Level, up to 75% of your
investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a
30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.
●An Interim Value is calculated if an early withdrawal is taken prior to the end of an Indexed Term. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●Principal Risks of Investing in the Contract
9

RISKS	Location in Prospectus
Is This a Short-Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●Indexed interest will only be credited to an Indexed Account at the end of an Indexed Term. No interest will be credited to funds withdrawn, reallocated, or surrendered before the end of an Indexed
Term.
●Withdrawals or reallocations taken prior to the end of an Indexed
Term may result in a negative Contract Adjustment based on the
Interim Value and loss of positive Index performance. The Interim
Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●At the end of an Indexed Term, you may reallocate the Indexed
Segment Ending Value to any available Indexed Account as long as the reallocation request is received on or before the Indexed
Anniversary Date. If we do not hear from you by the end of the
Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method, Indexed
Term, Index and Protection Method if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum rates. If the same type of Indexed Segment is not
available, your Segment Ending Value will be moved to the 1-Year
S&P 500® Price Return Index with Performance Cap and 10%
Protection Level and will not be eligible for reallocation into another
Indexed Account until the next Indexed Anniversary Date.
●Fee Tables ●Principal Risks of Investing in the Contract ●Surrenders and Withdrawals ●Charges and Adjustments
10

RISKS	Location in Prospectus
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the Indexed Accounts you choose.
Performance can vary depending on the performance of the Indexes linked to the Indexed Accounts.
●Each Indexed Account has its own unique risks and you should review the available Indexed Accounts before making an investment decision.
●The Crediting Method you select may limit positive (upside) Index returns. This may result in you earning less than the Index return.
For example:
●If the Indexed Account has a Performance Cap, and the Index
return is 12% and the Performance Cap is 10%, we will credit
10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Participation Rate, and the Index
return is 12%, and the Participation Rate is 90%, we will credit
10.8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Performance Trigger Rate, and the
Index return is 12% and the Performance Trigger Rate is 10%, we will credit 10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Performance Trigger Rate, and
the Index return is 12% and the Dual Performance Trigger Rate is
8%, we will credit 8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Rate and Performance Cap, and
the Index return is 60% and the Performance Cap is 50%, we will credit 50% in interest at the end of the Indexed Term.
●A Reset Rate may limit positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. For example, if the Index return is 12%, and the Reset Rate is a 2%
Performance Cap, we will credit 2% in interest at the end of the
Indexed Term.
●While an Indexed Account with Dual Performance Trigger Rate or
Dual Plus may provide for a positive Performance Rate even in the event of negative Index performance, there is no guarantee of investment gain. Negative Index performance may result in
significant loss.
●The Protection Level will limit negative (downside) Index returns.
For example, if the Index return is -25% and the Protection Level is
10%, we will deduct 15% (the amount that exceeds the Protection
Level) at the end of the Indexed Term.
●The Dual Rate will limit negative (downside) Index returns. For example, if the Index return is -25% and the Dual Rate is 15%, we will deduct 10% at the end of the Indexed Term.
●Each Index is a “price return Index”, not a “total return Index”, and does not, therefore, reflect dividends paid on the underlying securities. This will cause the Index to underperform a direct investment in the securities composing the Index.
●The providers of ETFs that serve as Indexes for certain Indexed
Accounts deduct fees and costs when calculating performance.
●These factors may result in you earning less than the Index return.
●Principal Risks of Investing in the Contract ●Appendix A – Investment Options Available Under the Contract
11

RISKS	Location in Prospectus
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to
Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-877-737-6872 or visiting www.LincolnFinancial.com.
●Each Index’s returns do not include any dividends or other
distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index.
●Principal Risks of Investing in the Contract
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●You cannot reallocate from an Indexed Account to another Indexed
Account except on an Indexed Anniversary. If you reallocate from an
Indexed Account on an Indexed Anniversary Date that is not the End
Date of the Indexed Term, any such reallocation will be based on the
Interim Value of the Indexed Account (or the value locked-in through previous exercise of Secure Lock+®).
●All Indexed Segments must begin on the Indexed Anniversary Date.
All future Indexed Terms must begin on the same Indexed
Anniversary Date. This means that after the initial Indexed Segment is created you can only make reallocations of Contract Value to the
Indexed Accounts one time a year. If you have more than one 3-Year or 6-Year Term Indexed Segment in effect at any time, Indexed
Terms of the same Indexed Term length must have the same Start
Date.
●We determine and provide the available Indexed Accounts and applicable rates for the Crediting Methods of each Indexed Segment at least 5 business days in advance of the Indexed Anniversary Date.
We may not offer new Indexed Segments for the Indexed Accounts or we may change the features of an Indexed Account from one
Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees).
Therefore, an Indexed Account may not be available for you to reallocate your Contract Value on an Indexed Anniversary Date.
●We have the right to substitute an alternative Index prior to the End
Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed
Segment, we will not change the Crediting Method or Protection
Method for the Indexed Term. We will attempt to choose a new
Index that has a similar investment objective and risk profile to the existing Index.
●The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold.
●Indexed Accounts ●Appendix A – Investment Options Available Under the Contract ●Appendix C - Broker- Dealer Material Variations
12

	RESTRICTIONS	Location in Prospectus
Are There any Restrictions on Contract Benefits?
Yes:
●Withdrawals will reduce the Death Benefit.
●The Contract will terminate when any Death Benefit is paid due to the death of the Annuitant.
●Benefits availability may vary by state of issue or selling broker-
dealer. All variations, if material, will be disclosed in the prospectus.
●If you elect to pay third-party advisory fees out of your Contract
Value, this deduction may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●The Contracts ●Appendix C - Broker- Dealer Material Variations
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your financial professional may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns with the professional’s firm.
(Your investment professional may be your broker-dealer,
investment adviser, insurance agent, or someone else.)
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you currently own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance
13

Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Indexed Account or from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected. These charges do not reflect any advisory fees paid to a financial intermediary from Contract Value. If such charges were reflected, the ongoing fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Indexed Account. State premium taxes may also be deducted.
  TRANSACTION EXPENSES

There are no sales charges, deferred sales charges, or surrender charges associated with this Contract.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Indexed Account or from the Contract before the expiration of an Indexed Term.
  ADJUSTMENTS

Contract Adjustment (Interim Value) Maximum Potential Loss (as a percentage of Contract Value at the start of an Indexed Term)	100%
1 If you make any withdrawals (including advisory fees), surrender or terminate your Contract, reallocate Contract Value from an Index Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method or Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The maximum loss would occur if there is a total distribution for an Indexed Segment at a time when the
Index Value has declined to zero or close to zero.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
  ANNUAL CONTRACT EXPENSES

Base Contract Expenses	N/A
Optional Guarantee of Principal Death Benefit (as a percentage of Contract Value on each Contract Date Anniversary)
Age at Contract Issue 75 or younger (all Contractowners and Annuitants)	0.00%
Age at Contract Issue 76 or older (any Contractowners and Annuitants)	1.00%
In addition to the fees described above, we limit the amount you can earn on Indexed Accounts. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
14

Principal Risks of Investing in the Contract
This section describes potential risks associated with the Contract.
Market Risk. There is a risk of loss of your investment in the Indexed Segments since the performance tracks a market Index. You are responsible for all losses in excess of the Protection Method you choose. Under extreme circumstances, at the end of an Indexed Term, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level and up to 70% of your investment in an Indexed Account with a 30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that will limit Index losses, which would mean risk of loss of the entire amount invested.
The Protection Method applies for the full term of the Indexed Segment including Segments with Annual Locks. Each time you move into a new Indexed Segment, you may have a new Protection Method and are subject to the same risk of loss as described above. There is also a risk of loss upon an early withdrawal. For Annual Lock accounts, since the gain or loss is established each year, losses can accumulate so that you could actually lose more than the amount in excess of the Protection Level percent. Losses you incur in one year will reduce the amount invested for the next year. In a continuing down market over the Indexed Term, however, your loss could exceed the Protection Level. For example, if you chose a 10% Protection Level and if loss occurred during each Annual Lock period for the remainder of the term, you could lose more than 90% of your principal in an Annual Lock account.
Early Withdrawal Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income also mean that the Contract is more beneficial to investors with a long-term horizon. You should carefully consider the risks associated with taking a withdrawal or surrendering the Contract. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
If you withdraw Contract Value from an Indexed Account prior to the End Date of an Indexed Term it will be based on the Interim Value of the Indexed Account. Withdrawals include the deduction of advisory fees paid from your Contract Value. Under extreme conditions, a negative Contract Adjustment based on Interim Values could result in a loss of up to 100% of your Contract Value in an Indexed Segment. Additionally, the withdrawal will cause an immediate reduction to your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Indexed Segment Ending Value at the end of the Indexed Term unless Secure Lock+® is exercised. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term. Contract Value must remain in an Indexed Segment until the end of the Indexed Term to be credited with all or partial interest unless Secure Lock+® is exercised.
To determine the Interim Value, we apply a formula which is not the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be less than if you had held the Indexed Segment for the full Indexed Term. It also means that you could have a negative performance, even if the value of the Index has increased during the calculation period. All withdrawals (including surrender or termination of your Contract), reallocation of Contract Value from an Indexed Segment, annuitization of your Contract or payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date will be based on the Interim Value.
Deduction of Advisory Fee Risk. This deduction of advisory fees from Contract Value may reduce the Death Benefit and other guaranteed benefits, and may be subject to a negative Contract Adjustment, federal and state income taxes, and a 10% federal penalty tax.
Indexed-Account Risk. Each available Index will expose you to risks associated with equity markets. Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with the Indices, which means that the value of the Indices can change dramatically over a short period of time in either direction. The Indices used are “price return Indices”, not “total return Indices”, meaning that each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index. Additionally, the ETF providers deduct fees and costs when calculating performance, which will reduce the ETF returns and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indices and ETFs do not represent a direct investment in the Index or ETF or in the securities tracked by the Index.
We may change the Index on a particular Indexed Account if the Index is discontinued or if we feel the Index is no longer appropriate. This change may occur in the middle of an Indexed Segment and this change may impact how your Indexed Segment performance and Interim Value are calculated. See the Discontinuance or Substitution of an Index section later in the prospectus for more information.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Ending Value in a new Indexed Segment with the same Crediting Method, Indexed Term, Index, Protection Level, or Dual Rate, as applicable, if available. The Crediting Method for the new Indexed Segment could be less advantageous than the current Indexed Segment because the rate
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may be different. If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500® Price Return Index with Performance Cap, 10% Protection Level. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.
Investors in an Indexed Account have no rights in the linked Index. You will not have voting rights or rights to receive cash dividends or other rights that shareholders who invest in mutual funds based on these Indices or in the ETFs would have.
Additional risks for specific Indices are as follows:
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S&P 500® Price Return Index: This Index is comprised of equity securities issued by large-capitalization U.S. companies. In general large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
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Russell 2000® Price Return Index: Compared to mid-and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
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Capital Strength Net Fee IndexSM: This Index has fewer stocks than broad based indices; therefore, the risk is spread between fewer equity securities. This Index may not track other large cap indices.
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First Trust American Leadership IndexTM: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
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MSCI EAFE Price Return Index: International investing involves special risks not found in domestic investing, including political and social differences and currency fluctuations due to economic decisions. Emerging markets can be riskier than investing in well-established foreign markets. The risks associated with investing on a worldwide basis include differences in the regulation of financial data and reporting, currency exchange differences, as well as economic and political systems differences.
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Capital Group Global Growth Equity ETF: Market conditions and global events can affect the value of securities held by the fund. Growth-oriented stocks and investments outside the United States may entail larger price swings and susceptibility to economic, political, and regulatory changes. Additionally, trading fund shares on the secondary market can lead to further fluctuations due to trading at different times and foreign exchanges differences.
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Capital Group Growth ETF: Market conditions and global events can affect the value of securities held by the fund. Growth-oriented stocks and investments outside the United States may entail larger price swings and susceptibility to economic, political, and regulatory changes. Additionally, trading fund shares on the secondary market can lead to further fluctuations due to trading at different times and foreign exchanges differences.
Risks Associated with Crediting Methods and Protection Methods. The available Indexed Accounts with applicable Crediting Methods and Protection Methods will vary over time. Before investing in a new Indexed Segment, you should determine exactly what Indexed Accounts, Protection Methods, and Crediting Methods are available to you. There is no guarantee that more than one Indexed Account will be available in the future. You risk the possibility that you would find declared caps and rates unacceptable (i.e. could be lower than what were available at the time your Contract was issued), so you should make sure the Segment(s) you select is appropriate for your investment goals.
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The Protection Method that is applicable to an Indexed Account only provides you with limited protection from negative Index performance at the end of an Indexed Term, or, in the case of Indexed Account with an Annual Lock, each Contract Year during the Indexed Segment. You could lose a significant amount of your Purchase Payment and/or prior earnings under the Contract despite these limits on negative Index returns. You also bear the risk that continued negative Index returns may result in zero or a negative Performance Rate being credited to your Contract Value over multiple strategy periods. Given that the Protection Method applies to a single Indexed Term, if an Indexed Account is credited with a negative Performance Rate for multiple Indexed Terms, the cumulative loss may exceed any single Indexed Term’s stated Protection Method. Similarly, if you select an Indexed Account with an Annual Lock, the Protection Level will apply each Contract Year during an Indexed Term, so if the Index has negative performance for multiple Contract Years during the Indexed Term, the cumulative loss reflected in the Performance Rate at the end of the Indexed Term may exceed any single Contract Year’s stated Protection Level. The Protection Method does not apply to your Interim Value, so in order to receive the full protection you must hold your investment until the end of the Indexed Term.
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Gains in your Indexed Segments are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Performance Cap exists for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Generally, Indexed Segments with greater Protection Levels have lower Performance Caps. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times.
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Gains in your Indexed Segments may be limited by any applicable Participation Rate, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. If the Participation Rate is less than 100%, the increase in your Segment Ending Value will never reflect the entire corresponding performance in the applicable Index over the Indexed Term. The Participation Rate exists for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Participation Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Participation Rates for new Segments
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will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times.
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Gains in your Indexed Segments are limited by any applicable Performance Trigger Rate. If the performance of the Index is zero or positive, a specified rate is used to determine the Segment Ending Value. The Performance Trigger Rate may be lower than the actual performance of the Index, which means that your return may be lower than if you had invested directly in a fund based on the applicable Index. The Performance Trigger Rate applies for the full term on the Indexed Segment unless Secure Lock+® is exercised. Generally, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate may be lower for Contracts with Guarantee of Principal Death Benefit. Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
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Gains in your Indexed Segment are limited by any applicable Dual Performance Trigger Rate. The Dual Performance Trigger Rate is used in determining the Segment Ending Value. The Dual Performance Trigger Rate may be lower than the actual performance of the Index, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Dual Performance Trigger Rate applies for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Dual Performance Trigger Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Dual Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new Contracts or for the other Contracts issued at different times.
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Gains in your Dual Plus Indexed Segment are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Performance Cap exists for the full term of the Indexed Segment. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or other Contracts issued at different times.
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For Indexed Accounts without an Annual Lock, the indexed performance credited to or deducted from your Indexed Segment is determined on the last day of the Indexed Term. It is not affected by the price of the Index on any date in between the effective date of the Indexed Account and the End Date of the Indexed Term. Annual Lock accounts are not affected by Index prices between the Annual Lock anniversaries.
Risks Associated with Secure Lock+®
You should carefully consider whether and when to elect a Secure Lock+® of your Interim Value. A lock-in may only be requested once per Contract Year per Indexed Segment and is irrevocable. Your locked-in value could be less than if you chose not to lock- in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply, and you assume all loss. If you have elected to lock-in and the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase. Additionally, you assume the risk that your Reset Rate may not be known when you request a lock-in and the Reset Rate may be lower, significantly lower than the rate prior to the lock-in. Secure Lock+® is not available with all Indexed Accounts. Refer to the “Secure Lock+®” section for additional details and examples.
Insurance Company Risk
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An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
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Your receipt of funds invested in the Indexed Segments is based on the claims paying ability of Lincoln Life. You have no ownership rights in the underlying securities. The assets backing the Indexed Accounts are not segregated from other business of Lincoln Life.
Contract Changes Risk
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We reserve the right, within the law, to make certain changes to the structure and operation of the Indexed Accounts at our discretion and without your consent. We may add to or delete Indexed Accounts currently available or change the features of an Indexed Account from one Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees). We do not guarantee that more than one Indexed Account option will always be available.
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We have the right to substitute an alternative Index prior to the End Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed Segment, we will not change the Crediting Method or Protection Method for the Indexed Term. We will attempt to choose a new Index that has a similar investment objective and risk profile to the existing Index.
Cybersecurity and Business Interruption Risks. We rely heavily on our computer systems and those of our business partners and service providers to conduct our business. As such, our business is vulnerable to cybersecurity risks and business interruption risks.
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These risks include, among other things, the theft, loss, misuse, corruption and destruction of data; interference with or denial of service; attacks on websites or systems; operational disruptions; and unauthorized release of confidential customer or business information. Cybersecurity risks affecting us, any third-party administrators, underlying funds, index providers, intermediaries, and service providers may adversely affect us and/or your Contract. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including order processing; impact our ability to calculate Contract values; cause the release and possible destruction of confidential customer or business information; and/or subject us to regulatory fines, litigation, financial losses or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that systems disruptions, cyberattacks and information security breaches will always be detected, prevented, or avoided in the future.
In addition to cybersecurity risks, we are exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. Any such disasters could interfere with our business and our ability to administer the Contract. For example, they could lead to delays in our processing of Contract transactions, including orders from Contractowners, or could negatively impact our ability to calculate Contract values. They may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that negative impacts associated with natural and man-made disasters will always be avoided.
Purchase Payment Risk. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. You should carefully consider the amount of your Purchase Payment when purchasing the Contract and whether to take a withdrawal under the Contract. The reduction of Contract Value as a result of a withdrawal may not be offset by gains as a result of positive performance of your investment selections.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same owner, joint owner, or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Indexed Accounts
The Contract offers several Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term based, in part, on the performance of an Index. This rate of return is the Performance Rate. An Indexed Account is defined by the Index tracked, the length of the Indexed Term, the Crediting Method, and the Protection Level or Dual Rate, as applicable, it provides, and whether or not it includes an Annual Lock. An investment in an Indexed Account is not an investment in the Index or in any Index fund.
You could lose a significant portion of your investment in an Indexed Segment if the Index declines in value. You are responsible for all losses in excess of the Protection Level or Dual Rate you choose. There is also a risk of loss upon an early withdrawal. If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will be based on Interim Value and will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. You could lose a significant portion of your investment in an Indexed Segment if amounts are removed from the Indexed Segment prior to the end of the Indexed Term.
You may allocate all or a portion of your Purchase Payment into one or more Indexed Accounts. The minimum allocation to an Indexed Account is $2,000; there is no maximum allocation limit. A new Indexed Segment is established upon an allocation to an Indexed Account. Each Indexed Segment may have its own:
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Start Date
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Crediting Base
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Performance Rate
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Performance Cap
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Participation Rate
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Performance Trigger Rate
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Dual Performance Trigger Rate
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Dual Rate
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Contract Value
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End Date
Information regarding each Indexed Account, including 1) its name, 2) its type, 3) its Indexed Term, 4) its Crediting Method, 5) its Protection Method, and 6) its minimum limit on Index gain, is available in Appendix A – Investment Options Available Under The Contract.
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Indices. Each Indexed Account references a market index or ETF that determines the performance of its associated Indexed Segments. A market index, unlike an ETF, is not a fund; it is unmanaged and is not available for direct investment. We currently offer Indexed Accounts based on the performance of the following securities indices and ETFs:
S&P 500® Price Return Index (SPX). The S&P 500® Index is comprised of 500 stocks considered representative of the overall market.
Russell 2000® Price Return Index (RTY). The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 2000® Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.
Capital Strength Net Fee IndexSM (NQCAPSTNF). The Index is comprised of 50 stocks selected based on cash on hand, debt ratios and volatility. The Capital Strength Price Return IndexSM will be reduced by 0.65% to result in the Capital Strength Net Fee IndexSM.
First Trust American Leadership IndexTM (FTUSLDRS). The First Trust American Leadership IndexTM provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership IndexTM incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.
MSCI EAFE Price Return Index (MXEA). The MSCI EAFE Index measures the equity market performance of 22 developed market country indices located in Europe, Australia and the Far East.
Capital Group Global Growth Equity ETF (CGGO). The fund’s investment objective is to provide long-term growth of capital. The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. The fund normally invests at least 80% of its assets in equity securities. Under normal market conditions, the fund will invest at least 40% of assets outside the U.S.
Capital Group Growth ETF (CGGR). The fund’s investment objective is to provide growth of capital. The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Up to 25% of assets can be invested outside the U.S.
The Indices used are “price return Indices,” not “total return Indices,” meaning that each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index. Additionally, the ETF providers of the ETFs that serve as Indices for certain Indexed Accounts deduct fees and costs when calculating performance, which will reduce the ETF returns and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indices and ETFs do not represent a direct investment in the Index or ETF. If an Index is discontinued or substantially changes (for example if an Index sponsor announces that it will make a material change in the formula for or the method of calculating the Index or in any other way materially modifies the Index, or an ETF provider substantially changes the investment objective), we reserve the right to select an alternative Index or ETF and we will notify the Contractowner of such changes. In selecting an alternative Index or ETF we will attempt to approximate the performance of the original investment in a commercially reasonable manner in light of relevant market circumstances at the time. Any substitution is subject to approval by the state insurance authorities where the Contract and rider were issued, if required by law. A change to the Index or ETF in the middle of a Segment may impact the calculation of the Performance Rate for the Segments. When we notify you of a change to the Index or ETF, we will also state how the change will impact your Performance Rate. Investments in new Segments are available on an Indexed Anniversary Date.
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Performance Cap and a hypothetical 10% Protection Level. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any specific Indexed Account. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains
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and losses than the Indexed Account. This performance does not reflect any Contract Adjustment based on Interim Value or any Contract fees and charges, which may reduce performance.

The S&P 500® Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Russell 2000® Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Capital Strength Net Fee IndexSM is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.

The First Trust American Leadership IndexTM is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.
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The MSCI EAFE Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in securities composing the Index.

The Capital Group Global Growth Equity ETF deducts fees and costs when calculating the Index return. This will reduce the ETF return and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that is linked to this ETF does not participate in dividend or capital gains distributions of the ETF, if any.

The Capital Group Growth ETF deducts fees and costs when calculating the Index return. This will reduce the ETF return and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that is linked to this ETF does not participate in dividend or capital gains distributions of the ETF, if any.
The Indexed Term. The Indexed Term is the specified period of time over which an Index’s performance is measured, subject to applicable limits on Index gains and losses, to determine the amount of positive, negative or zero interest that will be credited to an Indexed Account at the end of the period. 1-Year, 3-Year, and 6-Year Indexed Terms are available in this Contract. An Indexed Segment begins on the day your money is allocated to an Indexed Segment, called the Start Date. The yearly anniversary of the Start Date of the initial Indexed Segment is the Indexed Anniversary Date of your Contract. This is the Indexed Anniversary Date for the life of your Contract.
You may choose to allocate your Purchase Payment to different Indexed Accounts, but all Indexed Segments must begin on the Indexed Anniversary Date. All future Indexed Terms must begin on the same Indexed Anniversary Date. This means you can only allocate to Indexed Accounts one time a year. For example, you may start a 6-Year Indexed Segment, and three years later, you can start a 1-Year or 3-Year Indexed Segment, as long as the 1-Year or 3-Year Indexed Segment begins on the Indexed Anniversary Date for your Contract. If you have more than one 3-Year or 6-Year Indexed Segment in effect at any time, Indexed Terms of the same term length must have the same Start Date.
Your Contract Value must remain in an Indexed Account until the end of the Indexed Term to be credited with all or partial interest and to avoid a possible Contract Adjustment based on Interim Value, in addition to potential tax consequences. If you make any withdrawals (including surrender or termination of your Contract), reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. For more information, see “Interim Value” later in this section. Lincoln reserves the right to make additional Indexed Account options available or to withdraw currently available Indexed Account options and change the features of an Indexed Account from one Indexed Term to the next, including the Index and the current limits on Index gains and losses, in the future.
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Indexed Contract Value. For each Indexed Segment the daily value is determined as follows:
a. On the Start Date of the Indexed Segment, the value of the Indexed Segment equals the initial Indexed Crediting Base. The initial Indexed Crediting Base is the amount of Purchase Payment or Contract Value allocated to the Indexed Segment.
b. On each Valuation Date during the Indexed Term, the value of the Indexed Segment equals the Interim Value.
c. On the last date of the Indexed Term, called the End Date, the value of the Indexed Segment equals the Segment Ending Value.
Crediting Methods and Protection Methods. Different Crediting Methods and Protection Methods are available for your Indexed Account. Interest is credited for any performance earned or deducted for any loss only on the End Date of a Segment. The Crediting Method you select may limit positive (upside) Index returns credited on the End Date of a Segment and the Protection Method will limit the negative Index returns deducted on the End Date of a Segment. If the End Date is not a Valuation Date, then the amount will be credited or deducted on the next business day. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Indexed Segments with Performance Caps, No Annual Locks. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. The Performance Cap may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Caps. The Performance Cap will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Cap. The Performance Rate can be positive, negative or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If your Indexed Account has a Performance Cap and the percentage change of the Index Value from the Start Date to the End Date is positive and equal to or greater than the Performance Cap, then the Performance Rate equals the Performance Cap. If the percentage change is zero or positive and less than the Performance Cap, the Performance Rate equals the percentage change of the Index Value. If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The Performance Rate for Indexed Segments with a 100% Protection Level is zero if the percentage change is negative.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value (described later in the Interim Value section). Withdrawals include any premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
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The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Performance Caps with Annual Locks. For an Indexed Segment with Annual Locks, the Performance Rate will be calculated in the same manner as without Annual Locks (see discussion above), except it will be calculated on each Index Anniversary Date. The performance will NOT be credited to or deducted from the Indexed Segment, however, until the End Date of the Indexed Term (at the end of the 6th year). The amount of the performance credited or deducted from the Indexed Segment on the End Date equals the sum of the annual performance amounts on each Indexed Anniversary Date, adjusted for any withdrawals, transfers, or annuitization. On the first Indexed Anniversary Date, the performance equals the Performance Rate change multiplied by the Indexed Crediting Base. This performance amount is added to or deducted from the Indexed Crediting Base. This adjusted Indexed Crediting Base becomes the Indexed Crediting Base for the next one-year period. On each Indexed Anniversary Date thereafter, the return for the year is credited to or deducted from the Indexed Crediting Base and the adjusted Indexed Crediting Base carries over to the next one-year period. As a result, a loss you incur in one year will reduce the amount invested for the next year. In a continuing down market, you could lose in excess of the applicable Protection Level. For example, if the Protection Level is 10%, in a continuing down market, you could lose more than 90% of your investment. On the other hand, a gain you incur in one year will increase the Indexed Crediting Base for the next year, upon which future gains (if any) will be calculated. The Segment Ending Value will equal the value of the Indexed Crediting Base on the End Date (after the adjustment for performance on the last Indexed Anniversary Date).
The Indexed Crediting Base is used only to calculate the performance of Indexed Segments on the Indexed Anniversary Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit. In addition to the Indexed Crediting Base adjustment for performance, withdrawals and transfers reduce the Indexed Crediting Base in the same proportion that withdrawals and transfers reduce the Interim Value.
The initial Performance Cap applies to the initial Indexed Term. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated in this prospectus by reference.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits
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on Index gains and losses. The examples assume no withdrawals.
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 6-Year with Annual Locks with a 10% annual Performance Cap and 10% Protection Level

Allocation to Indexed Segment = $100,000
Indexed Crediting Base at Beginning of Term = $100,000
Indexed Segment Anniversary	Index % Change	Indexed Segment Performance Rate (adjusted for Cap or Protection Level)	Indexed Segment Performance Amount	Adjusted Indexed Crediting Base/ Anniversary Value
1/8/2027	+7%	+7%	$7,000	$107,000
1/8/2028	+12%	+10%	$10,700	$117,700
1/8/2029	-13%	-3%	-$3,531	$114,169
1/8/2030	-5%	0%	$0	$114,169
1/8/2031	+5%	+5%	$5,708	$119,877
1/8/2032	+17%	+10%	$11,988	$131,865

Note: The Segment Ending Value is $131,865. The $31,865 (the sum of the values on each Index Anniversary) is not credited to your Contract Value until the end of the 6-year Indexed Term. Until the end of the Indexed Term, with an Annual Lock account, the Interim Value calculation applies. The anniversary amounts are not available to you and are used only for calculation purposes as the Indexed Crediting Base for the next year.
Depending on market conditions, Performance Caps on subsequent 6-year Indexed Terms with Annual Locks may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Participation Rates. The Participation Rate represents the portion of the Index performance that is reflected in the value of the Indexed Segment. For example, if the Index return is 20%, and the Participation Rate is 90%, we will credit 18% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 18%. The Participation Rate may be equal to, or greater or less than 100%, and may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. The Participation Rate will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Participation Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Participation Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Participation Rate for each subsequent Indexed Term. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times. In no event will a Participation Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Participation Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Participation Rate and the Protection Level. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If the percentage change of the Index Value from the Start Date to the End Date is zero or positive, then the Performance Rate equals the Participation Rate multiplied by the percentage change. If the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change. The Segment Ending Value on the End Date is equal to the sum of A and (A multiplied by B) where:
A = the Indexed Crediting Base on the End Date and
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B = the Performance Rate.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 3-Year with a 115% Participation Rate
Allocation to Indexed Segment = $100,000
Indexed Crediting Base = $100,000
			B	A	= A + (A x B)
Indexed Segment Anniversary	Index % Change	Participation Rate	Performance Rate	Indexed Crediting Base on the End Date (Prior to Segment Maturity Value calculation)	Segment Maturity Value
1/8/2029	+20%	115%	20% x 115% = 23%	$100,000	$123,000

Example for Indexed Segment with lower declared Participation Rate:
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 3-Year with a 95% Participation Rate
Allocation to Indexed Segment = $100,000
Indexed Crediting Base = $100,000
			B	A	= A + (A x B)
Indexed Segment Anniversary	Index % Change	Participation Rate	Performance Rate	Indexed Crediting Base on the End Date (Prior to Segment Maturity Value calculation)	Segment Maturity Value
1/8/2029	+15%	+95%	15% x 95% = 14.25%	$100,000	$114,250

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The following examples show Performance Rates assuming an initial Participation Rate of 95% and 105%.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
Depending on market conditions, subsequent Participation Rates may be higher or lower than the initial Participation Rate. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Participation Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Performance Trigger Rate. The Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the Index return for the Indexed Term is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%.
The Performance Trigger Rate may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Trigger Rate for each subsequent Indexed Term. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. In no event will a Performance Trigger Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Trigger Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Performance Trigger Rate. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
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The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The example assumes no withdrawals.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Trigger Rates may be higher or lower than the initial Performance Trigger Rate. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Dual Performance Trigger Rate. The Dual Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term. It is used, in part, to determine the Segment Ending Value.
The Dual Performance Trigger Rate may vary depending on the Death Benefit option, the Index, the Indexed Term, and the Protection Level you select. The Dual Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+® is elected. Typically, Indexed Segments with greater Protection Levels have lower Dual Performance Trigger Rates.
The initial Dual Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Dual Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Dual Performance Trigger Rate for each subsequent Indexed Term, if any. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. In no event will a Dual Performance Trigger Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Dual Performance Trigger Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and the Dual Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, with the difference
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then divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Dual Performance Trigger Rate. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%. If the percentage change in the Index Value is less than zero but within the Protection Level, the Performance Rate is equal to the Dual Performance Trigger Rate. For example, if the Index return is -5%, the Protection Level is 10% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%. If the percentage change in the Index Value is negative and beyond Protection Level, the Performance Rate is the percentage change in the Index Value, plus the Dual Performance Trigger Rate, plus the Protection Level. The Performance Rate could be negative. For example, if the Index return is -20%, the Protection Level is 10% and the Dual Performance Trigger Rate is 8%, we will deduct 2% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will decrease by 2%.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount that you have allocated to the Indexed Segment, less any transfers or withdrawals during the Indexed Term deducted proportionately by the amount that the transfers or withdrawals reduced the Interim Value. Withdrawals include any premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment will be reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
The following examples show the Performance Rates assuming an initial Dual Performance Trigger Rate of 6% and a Protection Level of 10%.

Depending on market conditions, subsequent Dual Performance Trigger Rates may be higher or lower than the initial Dual Performance Trigger Rate. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new contracts or for other contracts issued at different times. The Company will determine new Dual Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Dual Plus. The Dual Plus Indexed Accounts offer a Dual Rate and Performance Cap for an Indexed Segment that we declare at the beginning of the Indexed Term that are both used in determining the Segment Ending Value. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%. The Performance Cap may vary depending on the Death Benefit
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option, the Index, and the Indexed Term length. The Performance Cap will not change during the Indexed Term. The Dual Rate will not vary depending on the Death Benefit option, the Index, or the Indexed Term length and will not change from one Indexed Term to the next.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Dual Rate and Performance Cap Rate. The percentage change is calculated by subtracting the Index Value as of the beginning of the Indexed Term from the Index Value at the end of the Indexed Term. The difference is then divided by the Index Value as of the beginning of the Indexed Term.
The Performance Rate equals (1) the Dual Rate if the percentage change of the Index Value from the Start Date to the End Date for an Indexed Term is zero, or is positive and equal to or less than the Dual Rate; or (2) the percentage change up to the Performance Cap if the percentage change is higher than the Dual Rate; or (3) the Performance Cap if the percentage change is higher than the Performance Cap; or (4) the percentage the Index has decreased plus the Dual Rate, if the Index Value at the end of the Indexed Term is less than the Index Value at the beginning of the Indexed Term. If the Performance Rate is negative, the value of your Indexed Segment is reduced.
The amount credited to or deducted from the Indexed Segment, is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount that you have allocated to the Indexed Segment, less any transfers or withdrawals during the Indexed Term deducted proportionately by the amount that the transfer or withdrawal reduced the Interim Value. Withdrawals include any premium tax, or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments.
The Segment Ending Value on the End Date is equal to the sum of A plus (A multiplied by B) where:
A = the Indexed Crediting Base on the End Date and
B = the Performance Rate.
The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit.
The following examples show the Performance Rates assuming a Dual Rate of 15% and an initial Performance Cap of 75%.

Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
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Protection Methods. For Indexed Accounts with a Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you remain invested until the End Date of the Indexed Segment. For example, if the Index return is -15%, and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, you will be impacted for the remaining portion of the loss. This loss will reduce the amount of your investment (principal) in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%. If you choose an Indexed Account with a Performance Cap, Participation Rate, or Performance Trigger Rate and a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance if you stay invested until the End Date of the Segment. Any remaining negative percentage will be absorbed by you. If you choose an Indexed Account with a 100% Protection Level, you will not lose any of your principal allocated to the Indexed Account, due to Index performance, if you stayed invested until the End Date of the Segment. If an Indexed Account with Annual Locks is selected, the Protection Level is the percentage of the Index loss that will not impact your Indexed Crediting Base each year during the Indexed Term.
The Protection Level is not available on Dual Plus Indexed Accounts, but the Dual Rate itself may provide some protection from Index loss, as discussed below.
We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The following examples illustrate how we calculate and credit interest assuming hypothetical Index returns and hypothetical lim its on Index gains and losses. The examples assume no withdrawals.
For example:
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 1-Year Indexed Account with a 10% Protection Level
Index Value at beginning of term = 1,569
Indexed Crediting Base = $100,000
Indexed Term Segment End Date = 1/8/2027
Index Value at End Date = 1,333
Index Value percentage change = -15% ((1,333 – 1,569) / 1569)
Indexed Segment Ending Value = $95,000 ($100,000 - $5,000)
Because your Contract Value is not impacted by the first 10% of the loss, you only experience a 5% loss (-15% Index Value per centage change + 10% Protection Level = 5% loss) or $100,000 * 5.00% = $5,000.
The following year assuming you chose a new 1-Year Segment with a 10% Protection Level:
(The Indexed Segment Ending Value is used to establish the Indexed Crediting Base for the new Indexed Segment.)
Indexed Term Segment Start Date = 1/8/2027
Indexed Crediting Base = $95,000
Indexed Term Segment End Date = 1/8/2028
Index Value at End Date = 1,298
Index Value percentage change = -3% ((1,298 – 1,333)/1,333)
Indexed Segment Ending Value = $95,000 ($95,000 - $0)
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Because your Contract Value is not impacted by the first 10% of the loss, you experience no loss of Contract Value for this Segment because the Index Value percentage change was less than the 10% Protection Level.

For the Dual Performance Trigger Indexed Accounts, the Protection Level is used to determine the Performance Rate on the End Date of the Segment when there is negative Index performance. If the percentage change in the Index Value is negative but within the Protection Level, the Performance Rate is equal to the Dual Performance Trigger Rate. However, if the percentage change in the Index Value has decreased by a greater percentage than the Protection Level then the amount of your investment in the Indexed Segment may be reduced. The Performance Rate would equal the percentage change in the Index Value, plus the Dual Performance Trigger Rate, plus the Protection Level. The amount of loss or gain is dependent on the percentage change in the Index Value, the Dual Performance Trigger Rate and the Protection Level on the Indexed Segment.
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The following examples show the Performance Rate(s) based on the percentage change in the Index Value using a 6% Dual Performance Trigger Rate.

Dual Plus accounts do not include a Protection Level, but the Dual Rate itself may provide some protection. If Index performance is down, your Performance Rate equals the Index performance plus the Dual Rate which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term.
The following examples show the Performance Rate(s) based on the percentage change in the Index Value and using a Dual Rate of 15%.

Crediting Method Considerations. We determine Performance Caps, Participation Rates, Performance Trigger Rates and Dual Performance Trigger Rates for each new Indexed Segment at our discretion, subject to the guaranteed minimums. We consider a number of factors when declaring Performance Caps, Participation Rates, Performance Trigger Rates and Dual Performance Trigger Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by the market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower Performance Caps, Participation Rates,
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Performance Trigger Rates and Dual Performance Trigger Rates for future Indexed Segments, and that such rates could be as low as the guaranteed minimum for that Indexed Account. Rates offered for new Indexed Segments may be different from those offered to new investors or offered to you at Contract issuance.
You should choose a Crediting Method that is consistent with your risk tolerance and investment objectives. Generally, assuming the same Index and Indexed Term length, an Indexed Account that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Indexed Term length, an Indexed Account that provides more potential for Index gains will generally tend to have less protection from Index losses.
●
If you choose an Indexed Segment with a Performance Cap, and there is positive Index performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual Index performance. If the actual Index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual Index return.
●
If you choose an Indexed Segment with a Participation Rate, and there is positive Index performance, the Performance Rate that we apply on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.
●
If you choose an Indexed Segment with a Performance Trigger Rate, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date, could be lower, possibly significantly lower, than the actual Index return.
●
If you choose an Indexed Segment with an Annual Lock, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.
●
If you choose an Indexed Segment with a Dual Performance Trigger Rate, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.
●
If you choose an Indexed Segment with a Dual Rate and Performance Cap, and there is positive Index performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual Index performance. If the actual Index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual Index return.
Protection Method Considerations. We set the limit on Index losses for each Indexed Account at our sole discretion. We consider various factors in determining the limit on Index losses, including the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
You should choose a level of protection that is consistent with your risk tolerance and investment objectives. Generally, assuming the same Index and Indexed Term, an Indexed Account that provides more protection from Index losses will tend to have less potential for Index gains. Conversely, assuming the same Index and Indexed Term, an Indexed Account that provides less protection from Index losses will generally tend to have more potential for Index gains.
●
For accounts with a Performance Cap (with the exclusion of Dual Plus), Participation Rate, or Performance Trigger Rate, if there is negative Index performance, we absorb the first portion of the negative performance up to the stated percentage and you bear the risk of loss after your chosen Protection Level, including the loss of any previously credited amount.
●
For accounts with a Dual Performance Trigger Rate, if there is negative Index performance, we absorb the first portion of the negative Index performance up to the stated percentage of the Protection Level. If there is negative Index performance beyond the Protection Level, we continue to absorb the portion of the negative Index performance up to the stated percentage of the Dual Performance Trigger Rate. For example, if the Dual Performance Trigger Rate is 5%, we would absorb the first 5% of loss beyond the Protection Level. You bear the risk of loss thereafter, including the loss of any previously credited amount.
●
For accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return.
Reallocation. You will be notified 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods and Protection Methods will be provided at least 5 business days in advance of the Indexed Anniversary Date on your online account or by calling 1-877-737-6872. To view the available Indexed Segments and the applicable rates, log in to your account at www.LincolnFinancial.com and select Account Reallocation under Account Management. Current rates can also be found at www.lfg.com/llarates and are incorporated into this prospectus by reference. If your existing Indexed Segment is at the end of the Indexed Term, you may reallocate the Segment Ending Value to any available Indexed Account. If your existing Indexed Segment is at an Indexed Anniversary during the Indexed Term, you may reallocate the Interim Value to any available Indexed Account. A reallocation request must be received on or before the Indexed Anniversary Date or Indexed Term End Date, as applicable. We will hold reallocation instructions for up to 25 calendar days prior to the Indexed Anniversary Date. The reallocation will take place on the Indexed Anniversary Date. If we do not receive a reallocation notice from you, all Indexed Segments that are ending will invest into a new Indexed Segment with the same term, Index, and Protection Method as the Indexed Segment in which they were previously invested and with the Crediting Method rate applicable to a new Indexed Term. If the same type of Indexed Segment is no longer available, the funds will be moved to the 1-Year S&P 500® Price Return Index with Performance Cap, 10% Protection, and will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date. The following chart outlines possible reallocations among Indexed Accounts at the end of an Indexed Term or as described under Secure Lock+® and applies to the first 6 Contract Years. Indexed Terms of the same term length must have the same Start Date.
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Reallocating To	Reallocating From
	1-Year Term	3-Year Term	6-Year Term
1-Year Term	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date
3-Year Term	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date
6-Year Term	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date

Interim Value. The Interim Value is a daily value we calculate to provide you with a value of your Indexed Segment after the Start Date and before the End Date of an Indexed Term. The Contract Value for an Indexed Segment is equal to the Interim Value on each Valuation Date except the End Date. The Interim Value is used to calculate amounts available for withdrawal, surrender (including advisory fee deductions, any premium tax or rider fees and charges), reallocation, annuitization or payment of a death claim for each day during an Indexed Term other than the End Date. The Interim Value also is used to determine how much the Indexed Crediting Base will be reduced after a withdrawal. See Surrenders and Withdrawals. Once you reach the End Date of the Indexed Term, there is no Interim Value, and the actual performance will be credited to or deducted from your Indexed Segment based on the Performance Rate associated with the Crediting Methods you have chosen. The Interim Value calculation will vary depending on the Indexed Account selected and whether Secure Lock+® has been elected.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index.
The specifics of the Interim Value calculation are located in the Statement of Additional Information.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Refer to the Surrender and Withdrawal section for information about the Interim Value and how surrenders or withdrawals are calculated.
Secure Lock+®
On any Valuation Date, excluding an Indexed Anniversary Date, between an Indexed Term Start Date and Indexed Term End Date, you may request to lock the Interim Value of any unlocked Indexed Segments (“Secure Lock+®”). You can obtain the current Interim Value by calling 1-877-737-6872 or by logging into your account at www.LincolnFinancial.com. This value fluctuates daily and is calculated at the end of each business day and may be more or less than the value quoted earlier. The Interim Value as calculated as of the close of that Valuation Date will be locked in and once enacted, each singular lock-in is irrevocable. Once locked, the Indexed Segment’s Interim Value will not change until the next Monthly Anniversary date (except any withdrawal made once the Interim Value is locked, including advisory fees, will reduce the locked value by the dollar amount of the withdrawal). If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply, and you assume all loss of Indexed Account Value. If you have elected a lock-in, and the value of the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase that Contract Year. In addition, Interim Values that have been locked do not earn any interest while locked. If you request a lock-in of the Interim Value, you are not locking the actual Index performance, since the Interim Value is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Secure Lock+® is not available for Annual Lock or Dual Plus Indexed Accounts.
A request to lock the Interim Value may be made before 4:00 p.m. Eastern Standard Time (i.e. before market close) on any Valuation Date (in order to be processed that Valuation Day), one time between each Contract Year, prior to the Indexed Segment End Date;
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however, a lock cannot be processed on an Indexed Anniversary Date. You will not know the locked Interim Value until the next Valuation Date. Any request made after 4:00 p.m. Eastern Standard Time (i.e. after market close) or on a day other than a Valuation Date will take effect as of the market close on the following Valuation Date.
If you choose to lock the Interim Value of an Indexed Segment, you will remain in that Indexed Segment and the locked-in Interim Value will not change (unless a withdrawal is taken), and no fixed interest will be credited from the date of the lock-in to the reset date. On the next Monthly Anniversary date immediately after the election of this Secure Lock+® (if this is not the End Date of the Segment), we will reset the crediting rate for that Indexed Segment, and reset the beginning Index Value and the Segment’s Crediting Base to its locked Interim Value (reduced by the dollar amount of any applicable withdrawals, surrender charges, taxes, rider fees and charges), and the Interim Value will begin calculating daily again. These reset values are used in calculating the Segment Ending Value on the End Date of the Indexed Term unless another lock-in is requested, in which case a new crediting rate, beginning Index Value, and Crediting Base would be established following that lock-in. The Protection Level percentage associated with the Segment will not change. If the Monthly Anniversary date after the lock-in is the End Date, then the Segment Ending Value equals the Interim Value (reduced by the dollar amount of any applicable withdrawals, advisory fee deductions, taxes, riders fees and charges).
In addition, the Reset Rate may limit a positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock, and these Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
Please note: Once your Interim Value is locked in, we will automatically reset your crediting rate on the next Monthly Anniversary date unless you deferred the reset until the Indexed Anniversary or you have elected to reallocate to another available Indexed Account. You may defer the reset until the next Contract Year Anniversary by logging onto your online account or by calling us at 1-877-737-6872. If you choose to defer the reset, this decision must be made prior to the Monthly Anniversary and may not be revoked.
The reset crediting rate will be available online (or by phone) 10 days prior to the Monthly Anniversary date. The minimum Reset Rate is 0.10%. Current Reset Rates can be found at www.lfg.com/lla2resetrates and are incorporated into this prospectus by reference. Alternatively, to view Reset Rates for the available Indexed Accounts, log in to your account at www.LincolnFinancial.com and select Secure Lock+® under Account Management. You should consult with your financial professional and carefully consider whether and when to elect a Secure Lock+® of your Interim Value. A lock-in may only be requested once per Contract Year during an Indexed Term and is irrevocable. Your locked-in value at the end of the Indexed Term could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all losses of Indexed Account Value.
It is possible to utilize the Secure Lock+® feature and lock-in when the Interim Value is down. While the Interim Value is locked-in, you will forego any participation in the investment experience of the Index and will not receive interest at the end of the term based on the Index return. You may have realized higher gain by not utilizing Secure Lock+®. Careful consideration must be given before choosing to do this since you would be locking in the full decline in the Interim Value without the benefit of the Protection Level. While potential continued losses in the Interim Value would cease until the next Indexed Anniversary Date, the existing losses would be realized with no guarantee that the Segment would experience any future gains to offset this loss. Below are examples of locking in an Interim Value higher than the Crediting Base and lower than the Crediting Base.
Locking in an Interim Value Higher than the Crediting Base
1/1/2026 Crediting Base is $100,000
4/1/2030 Interim Value is $120,000
4/1/2030 The Contractowner decides to lock-in the $120,000 Interim Value
5/1/2030 Crediting Base is reset to $120,000
Locking in an Interim Value Lower than the Crediting Base
1/1/2026 Crediting Base is $100,000
4/1/2030 Interim Value is $90,000
4/1/2030 The Contractowner decides to lock-in the $90,000 Interim Value
5/1/2030 Crediting Base is reset to $90,000
Additionally, you assume the risk that your Reset Rate may not be known when you request a lock-in, and the Reset Rate may be significantly lower than the rate prior to the lock-in. As less time remains in your Indexed Term, you should expect the Reset Rate to be
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lower, possibly much lower. For example, assuming a 6-year term with a Performance Cap of 300%, if you choose to lock-in three months before the end of the Indexed Term, your rate is based on only two remaining months.

Discontinuation or Substitution of an Index. We have the right to discontinue or substitute an existing Index for a comparable Index prior to the Indexed Segment End Date for reasons, such as, but not limited to:
●
An Index is discontinued;
●
We are engaged in a contractual dispute with the Index provider;
●
We determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index;
●
There is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or
●
A legal reason we cannot offer the Index.
Although we will attempt to choose a new Index that has a similar investment objective and risk profile to the existing Index, there is risk that the performance of the new Index may not be as good as the performance of the existing Index. As a result, funds allocated to the substituted Index may earn a return that is lower than the return they would have earned if the Index were not substituted. If we substitute an Index, we will notify you at least 30 days in advance of the substitution.
We would attempt to choose a new Index that has a similar investment objective and risk profile to the original Index. The selection criteria for a suitable alternative Index includes, but is not limited to, the following:
●
There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the Index to allow the company to hedge crediting rates;
●
The Index is recognized as a broad-based Index for the relevant market;
●
We can offer the same Crediting Method or Protection Method on the substitute Index; and
●
The publisher of the Index permits the use of the Index in the Contract and other materials for a reasonable fee.
If we substitute an Index during an Indexed Term, we will combine the return of the replaced Index from the Indexed Start Date to the substitution date with the return of the new Index from the substitution date to the end of the Indexed Term. The Indexed Term, and all applicable rates for the affected Indexed Segment, including the Crediting Method or Protection Method will not change due to the substitution of an Index during the Indexed Term.
If an Index is discontinued and a similar Index cannot be found or if we cannot offer the same Crediting Method or Protection Method, the Indexed Segment will end and the Interim Value on the Valuation Date the Index is discontinued will be used. Lincoln will move the funds into another available Indexed Segment of our choosing, and the funds will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date.
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Charges and Adjustments
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
●
processing applications for and issuing contracts;
●
processing purchases and redemptions from Indexed Accounts as required (including automatic withdrawal services if available – See Additional Services and the SAI for more information on this program);
●
maintaining records;
●
administering Annuity Payouts;
●
furnishing accounting and valuation services (including the calculation and monitoring of daily Indexed Contract Values and Interim Values);
●
reconciling and depositing cash receipts;
●
providing contract confirmations;
●
providing toll-free inquiry services; and
●
furnishing telephone and other electronic surrenders, withdrawals and reallocations.
The risks we assume include:
●
the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are stated in the Contract and cannot be changed);
●
the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
●
the risks related to supporting and replicating Indexed Account performance with our assets.
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from the base contract expenses deducted from the account. We may profit from the charges deducted under the Contract and from amounts earned on the Indexed Accounts. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.
Obligations under the Contracts that are funded by our general account include 1) the obligation to pay Death Benefits that exceed the Contract Value; 2) the obligation to pay Annuity Payouts that exceed the Contract Value; and 3) our obligations under the Indexed Accounts. Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the Contract (and bearing all of the associated expenses).
Guarantee of Principal Death Benefit Charge
A charge is applied for the optional Guarantee of Principal Death Benefit if the oldest of the Contractowner, joint owner (if applicable), or Annuitant is age 76 and older at the time the Contract is issued. The charge will equal 1.00% of the Contract Value on each Contract Date Anniversary and will be charged proportionally to each Indexed Segment and any holding account and deducted from the current Contract Value at the end of each Contract Year. This deduction from the Contract Value will reduce the Crediting Base of each Segment proportionately. The charge will be applied proportionately on amounts withdrawn from each Segment at the time of full surrender. (There is no charge for this Death Benefit for Contractowners who are age 75 and under at the time the Contract is issued.)
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates generally range from zero to 5%.
Contract Adjustments
If you make any withdrawals, surrender or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a death benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be
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less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. Under extreme conditions, a negative Contract Adjustment based on Interim Values could result in a loss of up to 100% of your Contract Value.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method as well as Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The use of Interim Values transfers risk from us to you to protect us from losses on our investments supporting the Indexed Crediting Rate strategies if amounts are removed prematurely.
For more information about the Interim Value, including examples illustrating the operation of the Interim Values, please see the Statement of Additional Information.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
The Contracts
Lincoln Life
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. The address of Lincoln Life’s Home Office is 1301 South Harrison Street, Fort Wayne, IN 46802. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts, subject to its financial strength and claims-paying ability.
Purchase of Contracts
This Contract is issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan generally refers to a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. You may be able to pay this fee by taking advisory fee withdrawals from your Contract Value. If you elect to pay third-party advisory fees out of your Contract Value, each deduction will be treated as a withdrawal and will reduce your Death Benefit. In addition, each deduction will be treated as an early withdrawal and may be subject to a negative Contract Adjustment and may be subject to federal and state income taxes and a 10% federal penalty tax. See Federal Tax Matters – Payment of Investment Advisory Fees.
If you wish to purchase a Contract, you must apply for it through a financial professional authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your financial professional. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be age 90 and under. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the Indexed Account to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
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Do not purchase the Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should consult with your financial professional and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payment
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. Any funds received after 45 days from the date you signed your application (or submitted an electronic application) will be returned to you.
If we choose to extend that time period, the 45-day rate hold period will expire and the crediting rates currently in effect would apply. Any funds received after your Contract has been issued will be returned to you. You can find the crediting rates currently in effect at www.lfg.com/llarates or by calling us at 1-877-737-6872.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same Contractowner, joint owner, and/or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Valuation Date
Indexed Segments will be valued once daily at the close of regular trading (normally, 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the value of the Indexed Segment will not change.
Allocation of the Purchase Payment
The Purchase Payment will be allocated, according to your instructions, among one or more of the Indexed Accounts available under your Contract. The minimum amount that may be allocated into an Indexed Account is $2,000.
The Contract effective date will be the date on which money is first applied to the Indexed Accounts to establish the initial Indexed Term and will be the Indexed Anniversary Date. After the Indexed Anniversary Date is established, that is the only date each year that allocations can be invested in the Indexed Accounts. Your Contract will be issued, at the earlier of, when the entire Purchase Payment is received or no later than the 45th calendar day after the date you signed your application (or submitted an electronic application), provided the minimum Purchase Payment requirement was met. All funds received on or prior to the Contract effective date will be considered your Purchase Payment.
If the last day to issue your contract is not a business day, the Contract effective date and the initial Indexed Value for your Indexed Segments will be the closing value of the next Valuation Date. Excluding February 29th, any calendar date can be a Contract Date, Indexed Anniversary Date, or Valuation Date.
The rates for the initial Indexed Segments you selected will be determined based on any applicable crediting rate hold restrictions. For current crediting rate hold restrictions please call us at 1-877-737-6872. Current rates are available on our website at www.lfg.com/llarates.
Telephone and Electronic Transactions
A surrender, withdrawal, or reallocation request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we
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reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your financial professional’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner. We reserve the right to limit certain types of ownership structures. Please contact your financial professional for more information.
As Contractowner, you have all rights under the Contract. We reserve the right to approve all ownership and Annuitant changes. To the extent allowed by state law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be age 90 and under as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means approved by Lincoln. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date are not available.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., Eastern Time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Interim Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., Eastern Time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Interim Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);
2.
from an Indexed Segment with a 100% Protection Level (if any);
3.
any Indexed Segment with a one-year term (if any);
4.
any Indexed Segment with a term greater than one year.
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Withdrawals are taken from the Contractowner’s own money and may have a significant negative impact on the value of certain death benefits offered under your Contract.
Prior to the End Date for the Indexed Segment, an amount equal to the Interim Value of the Indexed Segment is available for surrender or withdrawal. In addition, the Indexed Crediting Base for each individual Indexed Segment is reduced proportionately by the amount that the withdrawal reduced the Interim Value. A proportional reduction could be larger than the dollar amount of the withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. You cannot withdraw an amount equal to the Indexed Crediting Base. The following examples show how the Indexed Crediting Base is impacted by a withdrawal.
Example 1:
1/1/2026 Allocation to Indexed Segment = $80,000
1/1/2026 Indexed Crediting Base = $80,000
6/1/2026 Indexed Crediting Base = $80,000; Interim Value = $100,000; Withdrawal = $80,000
Withdrawal/Interim Value = $80,000 ÷ $100,000 = 80%
Removed Amount from the Indexed Crediting Base = $64,000 (80% of $80,000)
Indexed Crediting Base after withdrawal = $80,000 - $64,000 = $16,000
Interim Value after withdrawal ($100,000 - $80,000) = $20,000
Interim Value calculation going forward and Segment Ending Value will be based on the $16,000 Indexed Crediting Base
Example 2:
Indexed Crediting Base = $16,000; Interim Value = $15,000; Withdrawal = $15,000
Withdrawal/Interim Value = $15,000 ÷ $15,000 = 100%
Removed Amount from the Indexed Crediting Base = $16,000 (100% of $16,000)
Indexed Crediting Base after withdrawal = $0
Interim Value after withdrawal = $0 ($15,000 - $15,000)
Note: The $15,000 Interim Value is the maximum that could be withdrawn during the Indexed Term. The Indexed Crediting Base is not available for withdrawal or transfer.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit follows the table.
The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Account Value Death Benefit	Provides a Death Benefit equal to the Contract Value.	None	●Poor investment performance could significantly reduce the benefit. ●Withdrawals (including the deduction of advisory fees) could significantly reduce the benefit.
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None
●
●Withdrawals from Indexed Accounts will
be processed at a Segment’s Interim
Value as of the Valuation Date the
withdrawal is made unless the
withdrawal is processed on the End Date
of the Indexed Term.
●The deduction of advisory fees will
impact your Contract Value.
●We reserve the right to discontinue this
administrative service at any time.

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Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) the Purchase Payment, adjusted for withdrawals.
●0.00%, if all
Contractowners and
Annuitants are age
75 or younger at the
time the Contract is
issued
●1.00% (as a
percentage of
Contract Value on
each Contract Date
Anniversary), if any
Contractowner or
Annuitant is age 76
or older at the time
the Contract is
issued
●Withdrawals could significantly reduce the benefit.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*
Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**
Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. This Death Benefit terminates on the Annuity Commencement Date.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
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If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner, or Annuitant was added or changed subsequent to the effective date of this Contract unless the change occurred because of the death of a prior Contractowner, joint owner, or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. For example, assume an initial deposit into the Contract of $25,000. The Contract Value increases and equals $28,000 on the Valuation Date the Death Benefit is approved by us for payment. The amount of Death Benefit paid equals $28,000. The Account Value Death Benefit is not available for election, but automatically becomes effective at the time all Contractowners and Annuitants are changed. Once you have the Account Value Death Benefit, this Death Benefit cannot be changed. There is no charge for this Death Benefit.
Advisory fee withdrawals will always reduce the Contract Value on a dollar-for-dollar basis. For example, assume a Contract Value of $10,000, and a deduction of $100 is made for the advisory fee. The amount of your Contract Value is reduced to $9,900.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit rider must be elected at issue and provides a Death Benefit equal to the greater of:
●
the Contract Value as of the Valuation Date we approve the payment of the claim; or
●
the Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.
For example, assume a Purchase Payment into the Contract of $25,000. The Contract Value decreases and equals $22,000 on the Valuation Date the Death Benefit is approved. Since your principal is guaranteed (adjusted for withdrawals), the amount of Death Benefit paid equals $25,000.
There is an additional charge for this Death Benefit.
Note: The Contract Value for Indexed Segments is the Interim Value unless the claim is processed on a Segment End Date. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount of the withdrawal from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
Subject to state and broker-dealer approval, annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the Purchase Payment. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantees.
The Guarantee of Principal Death Benefit may not be terminated unless you surrender the Contract. In addition, the rider will terminate:
1.
on the Annuity Commencement Date;
2.
upon payment of a Death Benefit under the Guarantee of Principal Death Benefit (unless the Contract is continued by the surviving spouse); or
3.
at any time all Contractowners or Annuitants are changed. If this occurs, the Account Value Death Benefit will be in effect.
There are no investment requirements associated with the election of the Guarantee of Principal Death Benefit; however, the Company reserves the right to add investment requirements in the future.
General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, that individual may continue the Contract as sole Contractowner. Upon the death of the spouse who continued the Contract, we will pay the Account Value Death Benefit to the designated Beneficiary(ies) unless the Guarantee of Principal Death Benefit is in effect.
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If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value and placed in a non-interest bearing holding account. You may reallocate any Contract Value from the holding account to an Indexed Account on the next Indexed Anniversary Date. If you do not provide reallocation instructions before the first Indexed Anniversary following the deposit into the holding account, your Contract Value will be moved to the 1-Year S&P 500® Price Index with Performance Cap, 100% Protection. If the Contract is continued in this way, the Guarantee of Principal Death Benefit rider and charge, if applicable, will continue. The rider charge rate that was in effect immediately prior to the death will continue to apply.
All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order or one year from the date of the death for nonqualified contracts and December 31st of the year following death for IRAs. To be in Good Order, we require all the following:
1.
an original certified death certificate, or other proof of death satisfactory to us; and
2.
written authorization for payment; and
3.
all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
●
if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
●
if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. All methods of payment of Death Benefit must comply with Section 72(s) of the Code, or Section 401(a)(9) of the Code for qualified contracts. The Death Benefit payable to the Beneficiary or joint owner of a nonqualified contract must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy and payments must begin within one year of the Contractowner’s date of death.
For qualified contracts, the Death Benefit payable to the Beneficiary or joint owner must be distributed within 10 years of the Contractowner's date of death unless the Beneficiary qualifies as an eligible designated beneficiary and begins receiving distributions before December 31st of the year following the year of the Contractowner's death. The eligible designated beneficiary must begin receiving the distributions in the form of annuity not extending beyond the Beneficiary's life expectancy.
Note: Indexed Accounts cannot be divided into separate contracts when there are multiple beneficiaries. If more than one beneficiary chooses a death benefit option other than a lump sum, the existing Indexed Account(s) will need to be surrendered at the Interim Value to be allocated to multiple beneficiaries. New Indexed Accounts can be selected on the new contracts if desired with the currently available features.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the
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Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Additional Services
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals from Indexed Accounts will be at Interim Value unless they coincide with a Segment End Date. See Indexed Accounts – Interim Value. Participating in an AWS may potentially expose you to certain risks. See Principal Risks of Investing in the Contract. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
Currently, there is no charge for this service. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of this service, you will need to complete the appropriate election form that is available online at LincolnFinancial.com or from our Home Office. This service will stop once we are notified of a pending death claim.
We reserve the right to discontinue this administrative service at any time.
Fees Associated with Fee-Based Financial Plans. You have purchased this Contract as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. The fee for this advice is set by your financial professional, and is covered in a separate agreement between you and your financial professional. Lincoln has not made any independent review of your financial professional. You may provide authorization to have your advisory fees paid to your financial professional’s investment firm from your Contract Value, if certain conditions apply. These payments will be treated as withdrawals from your Contract Value and may result in a significant reduction in your Death Benefit. Over time, withdrawals taken for the payment of advisory fees could significantly reduce your Contract Value. Please discuss with your financial professional the impact of deducting advisory fees from Contract Value prior to making an election.
Partial withdrawals to pay the fee may be taken automatically by enrolling in an AWS designated specifically for this purpose. Withdrawals are available in monthly, quarterly, semi-annual, or annual frequencies. You may enroll in this service by completing the appropriate authorization form that is available from your financial professional. Additionally, you may authorize your financial professional to set up or change your AWS program, or to take one-time withdrawals to pay for the advisory fee. Once you have elected this service, it will continue until you instruct us in writing to terminate it. Withdrawals under this AWS option and one-time withdrawals will be noted on your quarterly statement as an advisory fee withdrawal. This AWS service may not be available through all broker-dealers.
Advisory fee withdrawals will be deducted proportionately from the Indexed Accounts in the following order:
●
any holding account; then
●
from the 100% Protection Indexed Account; then
●
from the other 1-year Indexed Accounts; and finally,
●
from the multi-year Indexed Accounts.
The AWS option is not available if you want the advisory fee withdrawal to be deducted from a specific Indexed Account.
Annuity Payouts
Your Contract Value invested in the Indexed Accounts must be transferred to a fixed Annuity Payout prior to the Annuity Commencement Date. See Principal Risks of Investing in the Contract. When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your financial professional may recommend that you annuitize at an earlier age.
The Contract provides optional forms of payouts of annuities (annuity options). The Indexed Accounts are not available as Annuity Payout options. The Contract provides that all of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
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Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Period Certain. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. Any portion of your Contract Value invested in the Indexed Accounts or any holding account must be moved to a fixed Annuity Payout prior to the Annuity Commencement Date. You may change the Annuity Commencement Date or change the annuity option up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed basis) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
●
proof of the death, satisfactory to us;
●
written authorization for payment; and
●
all claim forms, fully completed.
Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
●
your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Indexed Accounts you selected; and
●
the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. Surrenders from the Indexed Accounts will be calculated using the Interim Value.
Delay of Payments
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are
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received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your financial professional how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties. No commissions are paid to financial intermediaries in connection with the sale of this Contract because such intermediaries receive compensation in the form of advisory fees paid by Contractowners.
Compensation Paid to Selling Firms. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts. LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to financial professionals; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their financial professionals; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their financial professionals with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners. All compensation is paid from our resources, which include fees and charges imposed on your Contract.
We pay an education and support fee to Capital Group for their educational and sales support in connection with the Capital Group ETFs referenced in the Indexed Accounts. This is an annual fee of 0.15% of the average daily value of the amount invested in the aggregate of all Indexed Accounts referencing a Capital Group ETF. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay an education and support fee to First Trust Portfolios L.P. (First Trust) for their educational and sales support in connection with the First Trust Capital Strength Methodology contained within the Capital Strength Net Fee IndexSM. This fee is an annual fee of 0.15% of the average daily value of the amount invested in the Capital Strength Indexed Accounts. First Trust will pay Lincoln an annual rate of 0.05% of the average daily value of the amount invested in the Capital Strength Indexed Accounts to compensate Lincoln for the expenses it incurs in assisting First Trust as it provides this education and support. These payments are not charged directly to Contractowners, but are paid from our resources.
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We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-877-737-6872.
Federal Tax Matters
Introduction
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
●
An individual must own the Contract (or the Code must treat the Contract as owned by an individual).
●
Your right to choose particular investments for a Contract must be limited.
●
The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the investment in the Contract. Examples of contracts where the owner pays current tax on the Contract’s earnings are contracts issued to a corporation or a trust. Some exceptions to the rule are:
●
Contracts in which the named owner is a trust or other entity that holds the Contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
●
Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
●
Contracts acquired by an estate of a decedent;
●
Certain qualified contracts;
●
Contracts purchased by employers upon the termination of certain qualified plans; and
●
Certain contracts used in connection with structured settlement agreements.
Restrictions
The Code limits your right to choose particular investments for the Contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts.
Loss Of Interest Deduction
After June 8, 1997, if a Contract is issued to a taxpayer that is not an individual, or if a Contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a Contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Contract. This rule also does not apply to
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a Contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the Contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract’s Purchase Payment and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the Contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the Contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any Contract or of any transaction involving a Contract. However, the rest of this discussion assumes that your Contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your Contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the Contract. This income (and all other income from your Contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the Contract. In certain circumstances, your Purchase Payment and investment in the Contract are reduced by amounts received from your Contract that were not included in income.
Payment of Investment Advisory Fees
On August 6, 2019, the IRS issued a private letter ruling (the “PLR”) to Lincoln that addressed the treatment of investment advisory fees paid out of the cash value of a non-qualified annuity contract. The PLR concluded that if a Contractowner authorizes payment of investment advisory fees out of the cash value of the non-qualified annuity contract, the payment of those fees will not be treated as a distribution to the Contractowner. In order for this treatment to apply, the investment advisory fees must be determined based on an arms-length transaction between the Contractowner and the financial professional, and cannot exceed an amount equal to an annual rate of 1.50% of the non-qualified annuity contract’s cash value. The fees can only compensate the financial professional for investment advice provided to the Contractowner with respect to the non-qualified annuity contract, and cannot compensate the financial professional for any other services. Effective for tax year 2019 and beyond, if you have authorized Lincoln to pay fees from the cash value of your non-qualified annuity Contract directly to your financial professional, Lincoln will not treat the payment of such fees as a distribution from your Contract if all the conditions mentioned above are satisfied.
This PLR only applies to distributions from non-qualified annuity contract; it does not apply to distributions from qualified contracts. Please see the Tax Treatment of Payments section under the Qualified Retirement Plans section below for future information regarding distributions from Qualified Plans.
Taxation Of Annuity Payouts
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the Contract has been distributed, the amount not received will generally be deductible.
Taxation Of Death Benefits
We may distribute amounts from your Contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
●
If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
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If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
●
If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether
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or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the Contract not yet distributed from the Contract. All Annuity Payouts in excess of the investment in the Contract not previously received are includible in income.
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If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of the Purchase Payment not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your Contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
●
you receive on or after you reach 59½,
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you receive because you became disabled (as defined in the Code),
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you receive from an immediate annuity,
●
a Beneficiary receives on or after your death, or
●
you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your Contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your Contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your Contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the Contract not previously received. The new owner’s investment in the Contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your Contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your Contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a
50

result, this prospectus does not attempt to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Persons planning to use the Contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
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Individual Retirement Accounts and Annuities (“Traditional IRAs”)
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Roth IRAs
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Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
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SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
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401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
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403(a) plans (qualified annuity plans)
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403(b) plans (public school system and tax-exempt organization annuity plans)
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H.R. 10 or Keogh Plans (self-employed individual plans)
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457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
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Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
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Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
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Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
The Setting Every Community Up for Retirement Enhancement 2.0 (SECURE 2.0) Act of 2022
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0) Act (the “SECURE 2.0 Act”) was enacted on December 29, 2022. The SECURE 2.0 Act made specific changes to retirement plans and IRA’s, including:
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Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age 72 prior to January 1, 2023. As a result, required minimum distributions are generally required to begin by April 1st of the year following the year in which the participant or IRA owner reaches age 73.
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Further increased the required beginning date measuring age to 75 by 2033.
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Created exception to the 10% additional tax for distributions for domestic violence and emergencies.
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Added provisions that permit rollover of 529 plan amounts to a Roth IRA for the beneficiary, within certain limits.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
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Federal tax rules limit the amount of the Purchase Payment or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
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Minimum annual distributions are required under some qualified retirement plans once you reach age 73 or retire, if later as described below.
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Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your Contract or plan may not permit loans.
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Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the Contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE 2.0 Act, the required beginning date was April 1 of the year following the year you attain age 72 or retired. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1st of the year following the year in which you attain age 73 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1st of the year following the year in which you attained age 72. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1st of the year following the year in which you attain age 73. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax is applied to the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your Contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the Contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
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Distribution received on or after the Annuitant reaches 59½,
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Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
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Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
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Distribution received as reimbursement for certain amounts paid for medical care, or
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Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your Contract are not included in the calculation of unearned income because your Contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences,
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including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Contract when we issue the Contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your Contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
There are no voting rights associated with the Indexed Accounts.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we
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receive the cancellation request, which includes the Interim Value for the Indexed Accounts, and any premium taxes which had been deducted. A purchaser who participates in the Indexed Accounts risks the loss of principal as it will be based on Interim Value.
For Contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of the Purchase Payment or Contract Value as of the Valuation Date on which we receive the cancellation request.
If you cancel this Contract within the free-look period, we reserve the right not to accept another application for this Contract for a period of six months.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Electronic Delivery
You may elect to receive your Contract, prospectus, prospectus supplements, quarterly statements, and other notices electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without any material adverse effect on the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company’s operating results for any particular reporting period.
Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
Financial Statements
The December 31, 2025 consolidated financial statements of Lincoln Life are included in the Statement of Additional Information (SAI). They should be considered only as they relate to our ability to meet our obligations under the Contract. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.
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Appendix A — Investment Options Available Under The Contract
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to the current limits on Index gains. Information about current limits on Index gains is available at www.lfg.com/llarates.
Note: If amounts are removed from an Indexed Account before the end of its Indexed Term, we will apply a Contract Adjustment based on Interim Value. This may result in significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Indexed Segment until the end of the Indexed Term. See Indexed Accounts – Interim Value in the prospectus for additional details.
The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations.
Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1,3]	Market Index	1-Year	Point-to-Point	100%	Protection Level	0.10%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
MSCI EAFEE Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
A-1

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
A-2

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1]	Market Index	3-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	3-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
First Trust American Leadership IndexTM 1, 4	Market Index	3-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
MSCI EAFE Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
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Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	10%	Dual Plus	10.0%	Performance Cap	N/A
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
S&P 500® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.0%	Performance Cap	N/A
Russell 2000® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.0%	Performance Cap	N/A
1 The Index is a “price return Index,” not a “total return Index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 The ETF provider deducts fees and costs when calculating performance. This will reduce the ETF return and may cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that tracts the ETF does not participate in dividend or capital gains distributions of the ETF, if any.
3 This Indexed Account provides total protection from Index losses at the end of the Indexed Term.
4 The Index deducts fees and costs when calculating Index performance which will reduce the Index return and cause each Index to underperform a direct investment in the securities composing the Index.
Each Indexed Account’s limit on Index losses is guaranteed not to change for as long as that Indexed Account remains available under the Contract. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. However, we reserve the right to add and remove Indexed Accounts and to offer Indexed Accounts with different Crediting Methods or Protection Methods. As such, the limits on Index loss offered under the Contract may change from one Indexed Term to the next. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses. See Indexed Accounts in the prospectus for additional details.
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Appendix B – Index Disclosures
S&P 500® Price Return Index
The S&P 500® Price Return Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln. It is not possible to invest directly in an index. Lincoln’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Lincoln’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Lincoln’s Product(s) particularly or the ability of the S&P 500® Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Lincoln with respect to the S&P 500® Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Lincoln or Lincoln’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Lincoln or the owners of Lincoln’s Product(s) into consideration in determining, composing or calculating the S&P 500® Price Return Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Lincoln’s Product(s) or the timing of the issuance or sale of Lincoln’s Product(s) or in the determination or calculation of the equation by which Lincoln’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Lincoln’s Product(s). There is no assurance that investment products based on the S&P 500® Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LINCOLN, OWNERS OF LINCOLN’S PRODUCTS(s), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LINCOLN, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Price Return Index
The Russell 2000® Price Return Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Lincoln products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which Lincoln’s products are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Lincoln products. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Lincoln or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Capital Strength Net Fee IndexSM
The Product(s) is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Capital Strength Net Fee Index to track general stock market performance. The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade
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names of the Corporations and the use of the Capital Strength Net Fee Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Capital Strength Net Fee Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH NET FEE INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
First Trust American Leadership IndexTM
The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”). FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.
The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee. S&P® is a trademark of Standard & Poor’s Financial Service LLC. DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze. NASDAQ® is a trademark of Nasdaq, Inc. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance. The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product. The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index. The Companies are not responsible for and have not participated in the determination or calculation of the Product. There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW
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INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.
MSCI EAFE Index
THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this product or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCl's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Capital Group Global Growth ETF and Capital Group Growth ETF
American Funds Distributors, Inc. is the distributor for Capital Group Global Growth Equity ETF (CGGO) and Capital Group Growth ETF (CGGR). Capital Group exchange-traded funds (ETFs) are actively managed and do not seek to replicate a specific index. ETF shares are bought and sold through an exchange at the then current market price, not net asset value (NAV), and are not individually redeemed from the fund. Shares may trade at a premium or discount to their NAV when traded on an exchange. There can be no guarantee that an active market for ETFs will develop or be maintained, or that the ETF’s listing will continue or remain unchanged. All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. Capital Group makes no representations or warranties, express or implied, to the owners of any products offered by The Lincoln National Life Insurance Company (Lincoln) or any member of the public regarding the advisability of purchasing any product or service offered by Lincoln or the results to be obtained from any product or service offered by Lincoln. Products offered by Lincoln are not sponsored, endorsed or sold by Capital Group, and purchasers of such products do not acquire any interest in CGGO or CGGR nor enter into any relationship with Capital Group. Capital Group has no obligation or liability for any errors, omissions, interruptions or use of CGGO or CGGR or any data related thereto, or in connection with the operation, marketing, trading or sale of any product or service offered by Lincoln.
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Appendix C — Broker-Dealer Material Variations
The table below describes variations in the availability of investment options, Contract benefits, and other Contract features described in this prospectus — including restrictions, limitations, and other variations — which may apply depending on the broker-dealer through which the Contract is sold.

Broker-Dealer	Variation
LPL Financial LLC	●All 6-Year Indexed Accounts are limited to 75% of allocations.
Synovus Securities Inc.
●The following Indexed Accounts are not available
at the time of purchase:
●6-Year Capital Strength Net Fee IndexSM
Performance Cap – 15% Protection Level
●6-Year Capital Strength Net Fee IndexSM
Performance Cap – 25% Protection Level
●6-Year First Trust American Leadership IndexTM
Performance Cap – 15% Protection Level
●6-Year First Trust American Leadership IndexTM
Performance Cap – 25% Protection Level
●6-Year Russell 2000® Price Return Index
Performance Cap – 15% Protection Level
●6-Year Russell 2000® Price Return Index
Performance Cap – 25% Protection Level
●6-Year S&P 500® Price Return Index
Performance Cap – 25% Protection Level
●6-Year S&P 500® Price Return Index
Performance Cap – 10% Dual Plus

Please note that there may be other variations of which we are not aware and that are not reasonably available to us, as variations may exist for some broker-dealers without our knowledge. For example, your financial professional may not recommend a particular investment option or Contract benefit to you. Based on several considerations, including but not limited to the fact that we do not administer all financial intermediary variations and the large number of broker-dealers through whom our contracts are distributed, we have not been able to identify other variations, if any.
You should discuss with your financial professional any limitations, restrictions, or other variations related to investment options, the Contract benefits, or other Contract features available to you through your broker-dealer.
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The SAI includes additional information about the Contract and Lincoln Life, and is incorporated by reference in this prospectus. The SAI is dated the same date as this prospectus. We will provide the SAI without charge upon request. You may obtain a free copy of the SAI and submit inquiries by:
●
Mailing: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348
●
Visiting: www.lfg.com/VAprospectus
●
Emailing: CustServSupportTeam@lfg.com
●
Calling: 1-877-737-6872
You may also obtain reports and other information about the Company on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers and the Contract’s contract identifier number are listed below.
  SEC File No.:
333-267670
EDGAR Contract Identifier:
C000261544

SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2026
Relating to Prospectus Dated May 1, 2026 for
Lincoln Level Advantage 2® Advisory
The Lincoln National Life Insurance Company
The SAI provides you with additional information about Lincoln Life and your Contract. It is not a prospectus.
A copy of the product prospectus dated May 1, 2026, may be obtained without a charge by writing to the Home Office: Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, by calling: 1-877-737-6872, or by emailing: CustServSupportTeam@lfg.com and requesting a copy of the Lincoln Level Advantage 2® Advisory product prospectus.
TABLE OF CONTENTS OF THE SAI

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
General Information and History
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Our Financial Condition. Any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products in addition to the Contract. We also pay our obligations under these products from our assets in the general account. The assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the Contract would generally receive the same priority as our other Contractowner obligations.
The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed. The laws and regulations applicable to us regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are incorporated by reference into this SAI. See Financial Statements below. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.
Non-Principal Risks of Investing In The Contract
Opportunity Cost. Principal amounts committed to an annuity contract are only available to choose from investment options available in the Contract, potentially causing you an opportunity cost.
Dying early. If you die earlier than expected, your designated beneficiary may not receive the full benefit of the future payments.
Divorce. If you get divorced, you could forfeit some or all of the value of your annuity to your former spouse.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited the consolidated financial statements of The Lincoln National Life Insurance Company as of
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December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, as set forth in their report, which is included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.
Purchase of Securities Being Offered
The contracts are offered to the public through licensed insurance agents who specialize in selling our products and who are also associated with broker-dealers; through independent insurance brokers who are also associated with broker-dealers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.
Contract Adjustment – Interim Value Calculation
Interim Value for Indexed Segments with no Annual Locks
The Interim Value of a Segment is equal to the sum of (1) and (2), where:
(1) is the value of the Fixed Income Asset Proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment:
During the first 6 Contract Years as C x [1 / (1 +F)D x (1 +F)E / (1 + G)E], and
After the first 6 Contract Years as: C x [1 / (1 + F)D x (1 + F)D / (1 + G)D]
where:
C = is the Crediting Base of the Segment on the Valuation Date of the calculation.
D = is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term. The average number of days per Contract Year is total calendar days in the Indexed Term divided by total Contract Years in the Indexed Term.
If an election to lock and reset a Segment is exercised during the Indexed Term, D is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term remaining on the Reset Date.
The average number of days per Contract Year is the total calendar days remaining in the Indexed Term on the Reset Date divided by the fractional number of Contract Years remaining in the Indexed Term on the Reset Date.
The fractional number of Contract Years remaining is calculated as the total Contract Years in the Indexed Term multiplied by the total calendar days remaining in the Indexed Term on the Reset Date divided by the total calendar days in the Indexed Term.
E = is the total calendar days remaining in the initial 6 Contract Years divided by the average number of days per Contract Year of the initial 6 Contract Years. The average number of days per Contract Year is the total calendar days in the initial 6 Contract Years divided by 6.
F = is the Discount Rate that applies to the Segment on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during the Indexed Term, F is the Discount Rate that applies to the Segment on the Reset Date.
G = is the Discount Rate that applies to the Segment on the Valuation Date.
(2) is the market value of the Derivative Asset Proxy, determined solely by us, on the Valuation Date of the calculation.
Interim Value for Indexed Segments with Annual Locks
The Interim Value of a Segment is equal to the sum of (1) and (2), where:
(1) is the value of the Fixed Income Asset Proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment:
During the first 6 Contract Years as C x [1 / (1 +F)D x (1 +F)E / (1 + G)E], and
After the first 6 Contract Years as: C x [1 / (1 + F)D x (1 + F)D / (1 + G)D]
where:
C = is the initial Crediting Base of the Segment that has been proportionately adjusted for any withdrawals, premium taxes, or rider fees and charges that have occurred during the Indexed Term prior to the Valuation Date of the calculation.
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D = is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term. The average number of days per Contract Year is total calendar days in the Indexed Term divided by total Contract Years in the Indexed Term.
E = is the total calendar days remaining in the initial 6 Contract Years divided by the average number of days per Contract Year of the initial 6 Contract Years. The average number of days per Contract Year is the total calendar days in the initial 6 Contract Years divided by 6.
F = is the Discount Rate that applies to the Segment on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during the Indexed Term, F is the Discount Rate that applies to the Segment on the Reset Date.
G = is the Discount Rate that applies to the Segment on the Valuation Date.
(2) is the market value of the Derivative Asset Proxy, determined solely by us, on the Valuation Date of the calculation.
Each component of the calculation is further explained as follows:
1.
Fixed Income Asset Proxy. The Fixed Income Asset Proxy is a hypothetical fixed income asset that is meant to represent the market value of the investment instruments supporting the Segment.
The Discount Rate is derived from the Reference Rate, which is based on U.S. Treasury Constant Maturity yield(s), Collateralized Loan Obligation (CLO) spread(s), market observable yield(s) of investments grade U.S. Corporate Bonds, and secured overnight interest rate(s). The Reference Rate is set to represent the duration of the investment instruments supporting the Indexed Seg ment and may not match the actual length of the Indexed Segment.
If the U.S. Treasury Constant Maturity yield(s) are not published for a particular day or we are delayed in receiving these values, then we will use the yield(s) on the last day they were published. If the U.S. Treasury Constant Maturity yield(s) are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
If the U.S. Treasury Constant Maturity yield(s) are not published for a time to maturity that matches the selected duration, then the yield(s) will be interpolated between the yield(s) for maturities that are published.
If the CLO spread(s), market observable yields of investments grade U.S. Corporate Bonds, or secured overnight interest rate(s) are not published for a particular day, or we are delayed in receiving these values then we will use the spread(s), yield(s), or rate(s) on the last day they were published. If any of these components are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the
Reference Rate.
We reserve the right to change the methodology of the Interim Value calculation at any time and at our sole discretion.
2.
Derivative Asset Proxy. We utilize a fair market methodology to value the replicating portfolio of financial instruments that sup port the product.
The Derivative Asset Proxy is determined assuming a package of derivative assets and other financial instruments, determined solely by Us, that replicates the Performance Rate on the End Date of the Segment. The value of the package of derivative assets and other financial instruments is determined on any Valuation Date that the Interim Value is calculated for a Segment. The valuation of the financial instruments is based on standard methods for valuing financial instruments and based on inputs from third party vendors. The methodology used to value these financial instruments is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical financial instruments. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day.
The options or other instruments for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate.
C. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.
D. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive Index returns.
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E. At-the money put option: This represents the market value of the potential to receive an amount equal to the percentage loss of the index during the Indexed Term.
F. Dual structure: This represents the market value of receiving a maturity amount equal to the Dual Performance Trigger Rate or Dual Rate at the end of the Indexed Term independent of the underlying index returns.
  NOTE: Put option C will always reduce the Interim Value even if the Index has increased during the Indexed Term.
For each Segment with no Annual Lock with Performance Cap rates and Protection Levels, the replicating portfolio of options is equal to: A minus B minus C.
For each Segment with Performance Trigger Rates and Protection Levels, the replicating portfolio of options is equal to: D minus C.
For each Segment with a Dual Performance Trigger Rate and Protection Level, the replicating portfolio of financial instruments is equal to: F minus C.
For each Segment with Annual Lock, we designate and value a replicating (derivative) structure which is tied to the compounded performance for each year of the Annual Lock Segment. The market standard model is adjusted by us to account for additional market risks relevant to the Annual Lock Segment.
For each Dual Plus Segment, the replicating portfolio of financial instruments is equal to: F plus B (at the Dual Rate) minus B (at the Performance Cap Rate) minus E.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the index at the time of the calculation (including the potential for resets of each Annual Lock Period).
This relationship is referred to as the “moneyness” of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date (or remaining Annual Lock Periods) and moneyness of the designated option that we use in our calculations. Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we calculate market values of financial instruments each business day based on inputs from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values, we will use the option value on the last day it was available to calculate a new Interim Value.
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Examples
The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps and Protection Levels.

	1 Year	6 Year	6 Year
Indexed Term length	12 months	72 months	72 months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	12%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$(197)	$(197)	$(163)
Interim Value = Sum of 1 + 2	$800	$800	$777
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$800	$800	$800

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$(28)	$(27)	$(6)
Interim Value = Sum of 1 + 2	$969	$970	$934
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000	$1,000

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$104	$203	$210
Interim Value = Sum of 1 + 2	$1,101	$1,200	$1,150
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,120	$1,200	$1,200

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$119	$401	$335
Interim Value = Sum of 1 + 2	$1,116	$1,398	$1,275
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,120	$1,400	$1,400

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Participation Rates and Protection Levels.

	3 Year	3 Year
Indexed Term length	36 months	36 months
Months since Indexed Term Start Date	33	15
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Participation Rate	100%	100%
Months to End Date	3	21

Change in Index Value is -30%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$(197)	$(189)
Interim Value = Sum of 1 + 2	$797	$766
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$800	$800

Change in Index Value is -10%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$(27)	$(23)
Interim Value = Sum of 1 + 2	$966	$932
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is 20%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$203	$230
Interim Value = Sum of 1 + 2	$1,196	$1,185
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,200	$1,200

Change in Index Value is 40%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$401	$412
Interim Value = Sum of 1 + 2	$1,394	$1,367
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,400	$1,400

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
Indexed Term length	12 months	12 months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Performance Trigger Rate	12.5%	12.5%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$(30)	$(33)
Interim Value = Sum of 1 + 2	$953	$940
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is -5%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$30	$24
Interim Value = Sum of 1 + 2	$1,013	$997
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is 10%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$93	$83
Interim Value = Sum of 1 + 2	$1,076	$1,056
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,125	$1,125

Change in Index Value is 20%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$113	$105
Interim Value = Sum of 1 + 2	$1,096	$1,078
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,125	$1,125

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Dual Performance Trigger Rates and Protection Level.

	1 Year	1 Year
Indexed Term length	12 Months	12 Months
Months since Indexed Term Start Date	9	3
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Dual Performance Trigger Rate	6%	6%
Months to End Date	3	9

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$(4)	$(24)
Interim Value = Sum of 1 + 2	$989	$956
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,010	$1,010

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$43	$20
Interim Value = Sum of 1 + 2	$1,036	$1,000
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$59	$49
Interim Value = Sum of 1 + 2	$1,052	$1,029
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$59	$55
Interim Value = Sum of 1 + 2	$1,052	$1,035
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Dual Plus Indexed Segments.

	6 Year	6 Year
Indexed Term length	72 Months	72 Months
Months since Indexed Term Start Date	54	18
Indexed Crediting Base	$1,000	$1,000
Dual Rate	15%	15%
Performance Cap	70%	70%
Months to End Date	18	54

Change in Index Value is -15%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$(10)	$(12)
Interim Value = Sum of 1 + 2	$967	$922
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is -5%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$67	$57
Interim Value = Sum of 1 + 2	$1,044	$991
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,100	$1,100

Change in Index Value is 10%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$175	$149
Interim Value = Sum of 1 + 2	$1,152	$1,083
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,150	$1,150

Change in Index Value is 20%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$245	$205
Interim Value = Sum of 1 + 2	$1,222	$1,139
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,200	$1,200

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Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”) is a wholly owned subsidiary of Lincoln National Corporation and an affiliate of Lincoln Life as a result of common control. LFD serves as the principal underwriter (the “Principal Underwriter”) for the Contracts, as described in the prospectus. The offering of the Contracts is continuous. The Principal Underwriter has also entered into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives who are registered with Selling Firms are appointed as our insurance agents. No commissions are paid to financial intermediaries in connection with the sale of this Contract because such intermediaries receive compensation in the form of advisory fees paid by Contractowners. The Principal Underwriter retained no underwriting commissions for the sale of the contracts. LFD maintains its principal place of business at 130 North Radnor Chester Road, Radnor, Pennsylvania 19087.
Contract Information
Additional Services
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request or in another manner acceptable to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts.
Financial Statements
The December 31, 2025 consolidated financial statements of Lincoln Life are incorporated into this SAI by reference to the most recent Form N-VPFS (“N-VPFS”) filed with the SEC.
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Prospectus 3

Lincoln Level Advantage 2® B-Class Index-Linked Annuity Contracts
May 1, 2026
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-877-737-6872
This prospectus describes an individual single premium index-linked deferred annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) or 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. We offer other types of annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this Contract is the best product for you.
This Contract is a complex investment and involves risks, including potential loss of principal.
The Contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus describes all material rights and obligations of annuity purchasers under the Contract. The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum Purchase Payment for the Contract is $25,000. No Purchase Payments will be accepted after the date the Contract is issued. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. The minimum allocation to an Indexed Account is $2,000 and you can only reallocate Contract Value to an Indexed Account on an Indexed Anniversary Date.
You may invest in one or more of the available Indexed Accounts, subject to any limitations described herein. See Appendix A – Investment Options Available Under The Contract. Indexed Accounts are established for either 1-Year or 6-Year terms, and the return on these accounts at the end of the Indexed Term is based in part on the performance of a specified Index. Each Indexed Account will have either (i) a specified Performance Cap, which is the highest Performance Rate that we will credit; (ii) a Performance Trigger Rate that provides a specified rate of return if the performance of the Index is zero or positive; (iii) a Dual Performance Trigger Rate, which will either provide a specific rate of return if the performance of the Index is positive, zero or negative within the Protection Level or be added to the Index performance percentage and the Protection Level if the Index performance is negative and beyond the Protection Level; or (iv) a Dual Rate, which will provide either a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative, and a Performance Cap that applies if the Index performance exceeds the Dual Rate. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. The amount of gain credited for each Indexed Segment at the end of an Indexed Term may be limited by the Performance Cap, Performance Trigger Rate or Dual Performance Trigger Rate we declare. We guarantee a minimum declared crediting rate for each Indexed Account.
The amount of loss from negative Index performance for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level or the Dual Rate for that Segment. Your Contract Value may not be impacted by any loss up to the applicable Protection Level or Dual Rate that you choose if you do not make withdrawals during the Indexed Term. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or a 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or a 15% Dual Rate, up to 80% of your investment in an

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Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection Level. This potential of loss exists for each Indexed Term, and over the life of the Contract which could be much greater. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, in which case you could lose the entire amount of your investment.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in surrender charges, negative Contract Adjustments, taxes, and tax penalties. Your risk of loss may be greater if you make a withdrawal prior to the End Date of an Indexed Term because a negative Contract Adjustment based on the Interim Value of the Indexed Segment may apply. The Interim Value for each Indexed Segment is calculated each Valuation Date prior to the End Date of the Indexed Term. The Interim Value calculation is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Indexed Crediting Base for each of your Segments in a proportion equal to the reduction in the Interim Value of each Segment. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised.
We hold all or a portion of the assets for our obligations for the Indexed Account options in a non-registered, non-insulated separate account, established by Us. We do not guarantee how any of the Indexed Accounts will perform. There is a risk of loss of your investment because you agree to absorb all losses in excess of the level of protection you selected.
Investors should consult a registered representative about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon your financial situation and objectives. We do not guarantee that all of the Indexed Account options will always be available. Our obligations under the Contract, including amounts to be paid to you from the Indexed Accounts, are subject to our financial strength and claims-paying ability.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available online at www.Investor.gov.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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3

Special Terms
In this prospectus, the following terms have the indicated meanings:

Annual Locks—An Indexed Account with Annual Locks is a multi-year account in which the performance is calculated on each Indexed Anniversary Date, but the performance is not credited to or deducted from the Indexed Segment until the End Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contract Adjustment—A positive or negative adjustment to the Contract based on the Interim Value of an Indexed Segment.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Performance Trigger Rate, Dual Performance Trigger Rate, and Dual Plus.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
Dual Performance Trigger Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
Dual Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment of a Dual Plus Indexed Account at the end of the Indexed Term.
Dual Plus—A Crediting Method that uses, in part, a Performance Cap and Dual Rate to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
End Date—The last day of the Indexed Term.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an Index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base or Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term or Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interim Value—Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation, annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term. The Interim Value is also used when Secure Lock+® is chosen.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Monthly Anniversary—The same calendar day as the Contract Date for each succeeding month following the Contract Date.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an Index over a specified period of

4

time, adjusted for the applicable Protection Method and subject to the Crediting Method, depending on the Indexed Account you choose.
Protection Level—The portion of loss that the Company will absorb from any negative Index performance. If the Index performance is negative by more than the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner. The Protection Level is not available on Dual Plus accounts.
Protection Method—The method used in protecting from negative Index performance at the end of an Indexed Term, including Protection Levels and Dual Rates.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Reset Rate—The new Performance Cap, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate if
you choose to lock the Interim Value of an Indexed Segment before the end of the Indexed Term under Secure Lock+®.
Secure Lock+®—A feature that allows the Interim Value to be locked in on any given Valuation Date, other than an Indexed Anniversary, for an Indexed Segment.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

5

Overview of the Contract
Purpose of the Contract
The Lincoln Level Advantage 2® B-Class Index-Linked Annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select and a Death Benefit payable to your designated Beneficiaries upon the death of a Contractowner or Annuitant.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals. See Surrenders and Withdrawals.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Commencement Date; and (2) a payout (income) phase, after the Annuity Commencement Date.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your Purchase Payment and earnings in the Indexed Accounts available under the Contract, each of which has its own Index, Indexed Term, Crediting Method, and Protection Method. The available Indexed Accounts are listed in Appendix A – Investment Options Available Under The Contract.
Different Crediting Methods and Protection Methods are available for your Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term to amounts allocated to an Indexed Account based, in part, on the performance of the Index. Interest is credited for any gain or deducted for any loss only on the End Date of an Indexed Segment. You could lose a significant portion of your investment if the Index declines in value.
The Protection Method you select determines the type of protection you will have for each Indexed Segment. For Indexed Accounts with Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you do not make any withdrawals until the End Date of the Indexed Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, the Indexed Segment will be impacted for the remaining portion of the loss. For example, if the Index return is -15% and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%.
For Indexed Accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Dual Rates of 10% or 15%.
We will always make at least one Indexed Account available under this Contract, but we do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The Crediting Method you select determines the Performance Rate for an Indexed Segment. Any applicable Crediting Method may limit the positive Index return used in calculating interest on the End Date of an Indexed Segment. Each Indexed Account will have either:
i)
a specified Performance Cap, which is the highest Performance Rate that we will credit. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;

ii)
a Performance Trigger Rate that provides a specified rate of return if the Index performance is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;

iii)
a Dual Performance Trigger Rate, which will either provide a specific rate of return if the Index performance is positive, zero or negative within the Protection Level or be added to the Index performance and the Protection Level if the Index performance is negative and beyond the Protection Level. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; if the Index return is 2% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; or

6

iv)
a Dual Rate, which will either provide a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative. An Index Account with a Dual Rate will also have a Performance Cap, which is the highest Performance Rate that we will credit if the Index performance exceeds the Dual Rate. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%; if the Index return is 4% and the Performance Cap is 50% and the Dual Rate is 15%, we will credit 15% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 15%.

In addition, the Reset Rate may limit a positive Index return if you choose to lock-in the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock-in, and those Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock-in the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
We guarantee a minimum declared crediting rate for each Indexed Account. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a set period of years, for as long as you live, or for the longer of the two.
If you annuitize, your investments will be converted to income payments and you will no longer be able to choose to make withdrawals from your Contract. All benefits during the accumulation phase (including guaranteed minimum Death Benefits) terminate upon annuitization.
Primary Features and Options of the Contract
Accessing your money. During the accumulation phase, you can surrender the Contract or withdraw part of the Contract Value. If you surrender or take an early withdrawal, you may have to pay a surrender charge, taxes and a tax penalty if you are younger than 59½. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term. Additionally, if you surrender the Contract or withdraw from an Indexed Segment prior to its End Date, you will be subject to a Contract Adjustment based on the Interim Value.
Secure Lock+®. On any Valuation Date, excluding an Indexed Anniversary, between a Term’s Start Date and Term’s End Date, you may request to lock the Interim Value (“Secure Lock+®”) of an Indexed Segment.
You could lose a significant amount of money due to the Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. The Interim Value calculated at the end of the Valuation Date will be locked in and once selected, a Secure Lock+® is irrevocable. If you request a lock-in of the Indexed Segment when the Interim Value is below your Indexed Crediting Base, Protection Methods do not apply and you assume all loss. Secure Lock+® is not available with all Crediting Methods and Protection Methods. Withdrawals prior to the Segment End Date may have a significant impact on your Contract Value. See the Contract Adjustments discussion below.
Tax treatment. Earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
Death Benefit. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner(s) or the Annuitant.
Additional Service. The Automatic Withdrawal Service allows you to automatically take periodic withdrawals from your Contract, and is available under the Contract for no additional charge.
Contract Adjustments
If you make any withdrawals, surrender, or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be subject to a Contract Adjustment based on Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. The Interim Value will generally be negatively

7

affected by increases in the expected volatility of Index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value generally would be lower the earlier a withdrawal or surrender is made in a Term.

8

Important Information You Should Consider About the Lincoln Level Advantage 2® B-Class Index-linked Annuity Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
A surrender charge may apply to a surrender or withdrawal of a
Purchase Payment prior to the 6th anniversary since the Purchase
Payment was invested, up to 7% of the amount withdrawn, declining to
0% over that time period. For example, if you make a withdrawal of
$100,000 during the first year after your Purchase Payment, you could be assessed a charge of up to $7,000 on the Purchase Payment withdrawn. A surrender charge will not apply if your surrender or withdrawal is made after the 6th anniversary since a Purchase Payment was invested. This loss will be greater if there is a negative Contract
Adjustment based on Interim Values, taxes or tax penalties.
If you remove Contract Value prior to the End Date of an Indexed Term, we will apply a Contract Adjustment based on Interim Value, which could be negative, and you could lose up to 100% of your investment due to the Contract Adjustment. For example, if you allocate $100,000 to an Indexed Account and later withdraw the entire amount before the
Indexed Term has ended, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also have to pay a surrender charge, taxes, and tax penalties. Contract
Adjustments are applied to withdrawals, surrenders, reallocations, annuitizations and Death Benefit payments prior to the End Date of an
Indexed Term and upon a Secure Lock+® request.
●Fee Tables ●Charges and Adjustments – Surrender Charge ●Charges and Adjustments – Contract Adjustments
Are There Transaction Charges?	No: The Contract does not impose any transaction charges other than surrender charges.	●Fee Tables ●Charges and Adjustments
Are There Ongoing Fees and Expenses?
Yes:
There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by the Company through the use of a Performance Cap, Performance Trigger Rate,
Dual Performance Trigger Rate, or Reset Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from
Index losses. Additionally, in certain cases your Contract Value may be subject to a negative Interim Value adjustment.
●Fee Tables ●Charges and Adjustments – Surrender Charge

9

	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes:
●You can lose money by investing in the Contract. Your investment in the Indexed Accounts is subject to all losses in excess of the
Protection Method you choose including any loss experienced from a negative Index performance. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or
15% Dual Rate, up to 80% of your investment in an Indexed
Account with a 20% Protection Level, up to 75% of your
investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a
30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.
●An Interim Value is calculated if an early withdrawal is taken prior to the end of an Indexed Term. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●Indexed interest will only be credited to an Indexed Account at the end of an Indexed Term. No interest will be credited to funds withdrawn, reallocated, or surrendered before the end of an Indexed
Term.
●Withdrawals or reallocations taken prior to the end of an Indexed
Term may result in a negative Contract Adjustment based on the
Interim Value and loss of positive Index performance. The Interim
Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●A surrender or withdrawal may result in surrender charges. Any surrender charge will reduce the Contract Value or the amount of money that you actually receive.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●At the end of an Indexed Term, you may reallocate the Indexed
Segment Ending Value to any available Indexed Account as long as the reallocation request is received on or before the Indexed
Anniversary Date. If we do not hear from you by the end of the
Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method, Indexed
Term, Index and Protection Method if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum rates. If the same type of Indexed Segment is not
available, your Segment Ending Value will be moved to the 1-Year
S&P 500® Price Return Index with Performance Cap and 10%
Protection Level and will not be eligible for reallocation into another
Indexed Account until the next Indexed Anniversary Date.
●Fee Tables ●Principal Risks of Investing in the Contract ●Surrenders and Withdrawals ●Charges and Adjustments

10

	RISKS	Location in Prospectus
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the Indexed Accounts you choose.
Performance can vary depending on the performance of the Indexes linked to the Indexed Accounts.
●Each Indexed Account has its own unique risks and you should review the available Indexed Accounts before making an investment decision.
●The Crediting Method you select may limit positive (upside) Index returns. This may result in you earning less than the Index return.
For example:
●If the Indexed Account has a Performance Cap, and the Index
return is 12% and the Performance Cap is 10%, we will credit
10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Performance Trigger Rate, and the
Index return is 12% and the Performance Trigger Rate is 10%, we will credit 10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Performance Trigger Rate, and
the Index return is 12% and the Dual Performance Trigger Rate is
8%, we will credit 8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Rate and Performance Cap, and
the Index return is 60% and the Performance Cap is 50%, we will credit 50% in interest at the end of the Indexed Term.
●A Reset Rate may limit positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. For example, if the Index return is 12%, and the Reset Rate is a 2%
Performance Cap, we will credit 2% in interest at the end of the
Indexed Term.
●While an Indexed Account with Dual Performance Trigger Rate or
Dual Plus may provide for a positive Performance Rate even in the event of negative Index performance, there is no guarantee of investment gain. Negative Index performance may result in
significant loss.
●The Protection Level will limit negative (downside) Index returns.
For example, if the Index return is -25% and the Protection Level is
10%, we will deduct 15% (the amount that exceeds the Protection
Level) at the end of the Indexed Term.
●The Dual Rate will limit negative (downside) Index returns. For example, if the Index return is -25% and the Dual Rate is 15%, we will deduct 10% at the end of the Indexed Term.
●Each Index is a “price return Index”, not a “total return Index”, and does not, therefore, reflect dividends paid on the underlying securities. This will cause the Index to underperform a direct investment in the securities composing the Index.
●The providers of ETFs that serve as Indexes for certain Indexed
Accounts deduct fees and costs when calculating performance.
●These factors may result in you earning less than the Index return.
●Principal Risks of Investing in the Contract ●Appendix A – Investment Options Available Under the Contract

11

	RISKS	Location in Prospectus
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to
Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-877-737-6872 or visiting www.LincolnFinancial.com.
●Each Index’s returns do not include any dividends or other
distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index.
●Principal Risks of Investing in the Contract
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●You cannot reallocate from an Indexed Account to another Indexed
Account except on an Indexed Anniversary. If you reallocate from an
Indexed Account on an Indexed Anniversary Date that is not the End
Date of the Indexed Term, any such reallocation will be based on the
Interim Value of the Indexed Account (or the value locked-in through previous exercise of Secure Lock+®).
●All Indexed Segments must begin on the Indexed Anniversary Date.
All future Indexed Terms must begin on the same Indexed
Anniversary Date. This means that after the initial Indexed Segment is created you can only make reallocations of Contract Value to the
Indexed Accounts one time a year. If you have more than one 6-Year
Term Indexed Segment in effect at any time, Indexed Terms of the same Indexed Term length must have the same Start Date.
●We determine and provide the available Indexed Accounts and applicable rates for the Crediting Methods of each Indexed Segment at least 5 business days in advance of the Indexed Anniversary Date.
We may not offer new Indexed Segments for the Indexed Accounts or we may change the features of an Indexed Account from one
Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees).
Therefore, an Indexed Account may not be available for you to reallocate your Contract Value on an Indexed Anniversary Date.
●We have the right to substitute an alternative Index prior to the End
Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed
Segment, we will not change the Crediting Method or Protection
Method for the Indexed Term. We will attempt to choose a new
Index that has a similar investment objective and risk profile to the existing Index.
●Indexed Accounts ●Appendix A – Investment Options Available Under the Contract
Are There any Restrictions on Contract Benefits?	Yes: ●Withdrawals will reduce the Death Benefit. ●The Contract will terminate when any Death Benefit is paid due to the death of the Annuitant.	●The Contracts

12

	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your registered representative may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns with the professional’s firm.
(Your investment professional may be your broker-dealer,
investment adviser, insurance agent, or someone else.)
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you currently own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance

13

Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Indexed Account or from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Indexed Account. State premium taxes may also be deducted.

TRANSACTION EXPENSES

Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn)[1]	7.00%
1
The surrender charge percentage is reduced over a 6-year period at the following rates: 7%, 7%, 6%, 5%, 4%, 3%. We may reduce or waive this charge in certain situations. See Charges and Adjustments – Surrender Charge.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Indexed Account or from the Contract before the expiration of an Indexed Term.

ADJUSTMENTS

Contract Adjustment (Interim Value) Maximum Potential Loss (as a percentage of Contract Value at the start of an Indexed Term)	100%
1
If you make any withdrawals, surrender or terminate your Contract, reallocate Contract Value from an Index Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method or Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The maximum loss would occur if there is a total distribution for an Indexed Segment at a time when the Index

Value has declined to zero or close to zero.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

Base Contract Expenses	N/A
Optional Guarantee of Principal Death Benefit (as a percentage of Contract Value on each Contract Date Anniversary)
Age at Contract Issue 75 or younger (all Contractowners and Annuitants)	0.00%
Age at Contract Issue 76 or older (any Contractowners and Annuitants)	1.00%
In addition to the fees described above, we limit the amount you can earn on Indexed Accounts. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

14

Principal Risks of Investing in the Contract
This section describes potential risks associated with the Contract.
Market Risk. There is a risk of loss of your investment in the Indexed Segments since the performance tracks a market Index. You are responsible for all losses in excess of the Protection Method you choose. Under extreme circumstances, at the end of an Indexed Term, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level and up to 70% of your investment in an Indexed Account with a 30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that will limit Index losses, which would mean risk of loss of the entire amount invested.
The Protection Method applies for the full term of the Indexed Segment including Segments with Annual Locks. Each time you move into a new Indexed Segment, you may have a new Protection Method and are subject to the same risk of loss as described above. There is also a risk of loss upon an early withdrawal. For Annual Lock accounts, since the gain or loss is established each year, losses can accumulate so that you could actually lose more than the amount in excess of the Protection Level percent. Losses you incur in one year will reduce the amount invested for the next year. In a continuing down market over the Indexed Term, however, your loss could exceed the Protection Level. For example, if you chose a 10% Protection Level and if loss occurred during each Annual Lock period for the remainder of the term, you could lose more than 90% of your principal in an Annual Lock account.
Early Withdrawal Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income also mean that the Contract is more beneficial to investors with a long-term horizon. You should carefully consider the risks associated with taking a withdrawal or surrendering the Contract. You may incur a surrender charge upon the surrender or withdrawal of Contract Value. See Charges and Adjustments – Surrender Charge. If you take a withdrawal or surrender the Contract, any applicable surrender charges will reduce the value of your Contract or the amount of money that you ultimately receive. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
If you withdraw Contract Value from an Indexed Account prior to the End Date of an Indexed Term it will be based on the Interim Value of the Indexed Account. Under extreme conditions, a negative Contract Adjustment based on Interim Values could result in a loss of up to 100% of your Contract Value in an Indexed Segment. Additionally, the withdrawal will cause an immediate reduction to your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Indexed Segment Ending Value at the end of the Indexed Term unless Secure Lock+® is exercised. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term. Contract Value must remain in an Indexed Segment until the end of the Indexed Term to be credited with all or partial interest unless Secure Lock+® is exercised.
To determine the Interim Value, we apply a formula which is not the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be less than if you had held the Indexed Segment for the full Indexed Term. It also means that you could have a negative performance, even if the value of the Index has increased during the calculation period. All withdrawals (including surrender or termination of your Contract), reallocation of Contract Value from an Indexed Segment, annuitization of your Contract or payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date will be based on the Interim Value.
Indexed-Account Risk. Each available Index will expose you to risks associated with equity markets. Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with the Indices, which means that the value of the Indices can change dramatically over a short period of time in either direction. The Indices used are “price return Indices”, not “total return Indices”, meaning that each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index. Additionally, the ETF providers deduct fees and costs when calculating performance, which will reduce the ETF returns and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indices and ETFs do not represent a direct investment in the Index or ETF or in the securities tracked by the Index.
We may change the Index on a particular Indexed Account if the Index is discontinued or if we feel the Index is no longer appropriate. This change may occur in the middle of an Indexed Segment and this change may impact how your Indexed Segment performance and Interim Value are calculated. See the Discontinuance or Substitution of an Index section later in the prospectus for more information.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Ending Value in a new Indexed Segment with the same Crediting Method, Indexed Term, Index, Protection Level, or Dual Rate, as applicable, if available. The Crediting Method for the new Indexed Segment could be less advantageous than the current Indexed Segment because the rate may be different. If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P

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500® Price Return Index with Performance Cap, 10% Protection Level. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.
Investors in an Indexed Account have no rights in the linked Index. You will not have voting rights or rights to receive cash dividends or other rights that shareholders who invest in mutual funds based on these Indices or in the ETFs would have.
Additional risks for specific Indices are as follows:
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S&P 500® Price Return Index: This Index is comprised of equity securities issued by large-capitalization U.S. companies. In general large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.

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Russell 2000® Price Return Index: Compared to mid-and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

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Capital Strength Net Fee IndexSM: This Index has fewer stocks than broad based indices; therefore, the risk is spread between fewer equity securities. This Index may not track other large cap indices.

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First Trust American Leadership IndexTM: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.

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Capital Group Growth ETF: Market conditions and global events can affect the value of securities held by the fund. Growth-oriented stocks and investments outside the United States may entail larger price swings and susceptibility to economic, political, and regulatory changes. Additionally, trading fund shares on the secondary market can lead to further fluctuations due to trading at different times and foreign exchanges differences.

Risks Associated with Crediting Methods and Protection Methods. The available Indexed Accounts with applicable Crediting Methods and Protection Methods will vary over time. Before investing in a new Indexed Segment, you should determine exactly what Indexed Accounts, Protection Methods, and Crediting Methods are available to you. There is no guarantee that more than one Indexed Account will be available in the future. You risk the possibility that you would find declared caps and rates unacceptable (i.e. could be lower than what were available at the time your Contract was issued), so you should make sure the Segment(s) you select is appropriate for your investment goals.
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The Protection Method that is applicable to an Indexed Account only provides you with limited protection from negative Index performance at the end of an Indexed Term, or, in the case of Indexed Account with an Annual Lock, each Contract Year during the Indexed Segment. You could lose a significant amount of your Purchase Payment and/or prior earnings under the Contract despite these limits on negative Index returns. You also bear the risk that continued negative Index returns may result in zero or a negative Performance Rate being credited to your Contract Value over multiple strategy periods. Given that the Protection Method applies to a single Indexed Term, if an Indexed Account is credited with a negative Performance Rate for multiple Indexed Terms, the cumulative loss may exceed any single Indexed Term’s stated Protection Method. Similarly, if you select an Indexed Account with an Annual Lock, the Protection Level will apply each Contract Year during an Indexed Term, so if the Index has negative performance for multiple Contract Years during the Indexed Term, the cumulative loss reflected in the Performance Rate at the end of the Indexed Term may exceed any single Contract Year’s stated Protection Level. The Protection Method does not apply to your Interim Value, so in order to receive the full protection you must hold your investment until the end of the Indexed Term.

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Gains in your Indexed Segments are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Performance Cap exists for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Generally, Indexed Segments with greater Protection Levels have lower Performance Caps. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times.

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Gains in your Indexed Segments are limited by any applicable Performance Trigger Rate. If the performance of the Index is zero or positive, a specified rate is used to determine the Segment Ending Value. The Performance Trigger Rate may be lower than the actual performance of the Index, which means that your return may be lower than if you had invested directly in a fund based on the applicable Index. The Performance Trigger Rate applies for the full term on the Indexed Segment unless Secure Lock+® is exercised. Generally, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate may be lower for Contracts with Guarantee of Principal Death Benefit. Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.

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Gains in your Indexed Segment are limited by any applicable Dual Performance Trigger Rate. The Dual Performance Trigger Rate is used in determining the Segment Ending Value. The Dual Performance Trigger Rate may be lower than the actual performance of the Index, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Dual Performance Trigger Rate applies for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Dual Performance Trigger Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Dual Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent

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Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new Contracts or for the other Contracts issued at different times.
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Gains in your Dual Plus Indexed Segment are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Performance Cap exists for the full term of the Indexed Segment. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or other Contracts issued at different times.

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For Indexed Accounts without an Annual Lock, the indexed performance credited to or deducted from your Indexed Segment is determined on the last day of the Indexed Term. It is not affected by the price of the Index on any date in between the effective date of the Indexed Account and the End Date of the Indexed Term. Annual Lock accounts are not affected by Index prices between the Annual Lock anniversaries.

Risks Associated with Secure Lock+®
You should carefully consider whether and when to elect a Secure Lock+® of your Interim Value. A lock-in may only be requested once per Contract Year per Indexed Segment and is irrevocable. Your locked-in value could be less than if you chose not to lock- in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply, and you assume all loss. If you have elected to lock-in and the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase. Additionally, you assume the risk that your Reset Rate may not be known when you request a lock-in and the Reset Rate may be lower, significantly lower than the rate prior to the lock-in. Secure Lock+® is not available with all Indexed Accounts. Refer to the “Secure Lock+®” section for additional details and examples.
Insurance Company Risk
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An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

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Your receipt of funds invested in the Indexed Segments is based on the claims paying ability of Lincoln Life. You have no ownership rights in the underlying securities. The assets backing the Indexed Accounts are not segregated from other business of Lincoln Life.

Contract Changes Risk
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We reserve the right, within the law, to make certain changes to the structure and operation of the Indexed Accounts at our discretion and without your consent. We may add to or delete Indexed Accounts currently available or change the features of an Indexed Account from one Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees). We do not guarantee that more than one Indexed Account option will always be available.

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We have the right to substitute an alternative Index prior to the End Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed Segment, we will not change the Crediting Method or Protection Method for the Indexed Term. We will attempt to choose a new Index that has a similar investment objective and risk profile to the existing Index.

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You may incur a surrender charge upon the surrender or withdrawal of Contract Value. See Charges and Adjustments — Surrender Charge.

Cybersecurity and Business Interruption Risks. We rely heavily on our computer systems and those of our business partners and service providers to conduct our business. As such, our business is vulnerable to cybersecurity risks and business interruption risks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data; interference with or denial of service; attacks on websites or systems; operational disruptions; and unauthorized release of confidential customer or business information. Cybersecurity risks affecting us, any third-party administrators, underlying funds, index providers, intermediaries, and service providers may adversely affect us and/or your Contract. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including order processing; impact our ability to calculate Contract values; cause the release and possible destruction of confidential customer or business information; and/or subject us to regulatory fines, litigation, financial losses or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that systems disruptions, cyberattacks and information security breaches will always be detected, prevented, or avoided in the future.
In addition to cybersecurity risks, we are exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. Any such disasters could interfere with our business and our ability to administer the Contract. For example, they could lead to delays in our processing of Contract transactions, including orders from Contractowners, or could negatively impact our ability to calculate Contract values. They may also impact the

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issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that negative impacts associated with natural and man-made disasters will always be avoided.
Purchase Payment Risk. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. You should carefully consider the amount of your Purchase Payment when purchasing the Contract and whether to take a withdrawal under the Contract. The reduction of Contract Value as a result of a withdrawal, including any applicable surrender charges, may not be offset by gains as a result of positive performance of your investment selections.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same owner, joint owner, or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Indexed Accounts
The Contract offers several Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term based, in part, on the performance of an Index. This rate of return is the Performance Rate. An Indexed Account is defined by the Index tracked, the length of the Indexed Term, the Crediting Method, and the Protection Level or Dual Rate, as applicable, it provides, and whether or not it includes an Annual Lock. An investment in an Indexed Account is not an investment in the Index or in any Index fund.
You could lose a significant portion of your investment in an Indexed Segment if the Index declines in value. You are responsible for all losses in excess of the Protection Level or Dual Rate you choose. There is also a risk of loss upon an early withdrawal. If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will be based on Interim Value and will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. You could lose a significant portion of your investment in an Indexed Segment if amounts are removed from the Indexed Segment prior to the end of the Indexed Term.
You may allocate all or a portion of your Purchase Payment into one or more Indexed Accounts. The minimum allocation to an Indexed Account is $2,000; there is no maximum allocation limit. A new Indexed Segment is established upon an allocation to an Indexed Account. Each Indexed Segment may have its own:
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Start Date

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Crediting Base

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Performance Rate

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Performance Cap

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Performance Trigger Rate

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Dual Performance Trigger Rate

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Dual Rate

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Contract Value

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End Date

Information regarding each Indexed Account, including 1) its name, 2) its type, 3) its Indexed Term, 4) its Crediting Method, 5) its Protection Method, and 6) its minimum limit on Index gain, is available in Appendix A – Investment Options Available Under The Contract.
Indices. Each Indexed Account references a market index or ETF that determines the performance of its associated Indexed Segments. A market index, unlike an ETF, is not a fund; it is unmanaged and is not available for direct investment. We currently offer Indexed Accounts based on the performance of the following securities indices and ETFs:
S&P 500® Price Return Index (SPX). The S&P 500® Index is comprised of 500 stocks considered representative of the overall market.
Russell 2000® Price Return Index (RTY). The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 2000® Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.
Capital Strength Net Fee IndexSM (NQCAPSTNF). The Index is comprised of 50 stocks selected based on cash on hand, debt ratios and volatility. The Capital Strength Price Return IndexSM will be reduced by 0.65% to result in the Capital Strength Net Fee IndexSM.
First Trust American Leadership IndexTM (FTUSLDRS). The First Trust American Leadership IndexTM provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American

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Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership IndexTM incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.
Capital Group Growth ETF (CGGR). The fund’s investment objective is to provide growth of capital. The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Up to 25% of assets can be invested outside the U.S.
The Indices used are “price return Indices,” not “total return Indices,” meaning that each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index. Additionally, the ETF providers of the ETFs that serve as Indices for certain Indexed Accounts deduct fees and costs when calculating performance, which will reduce the ETF returns and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indices and ETFs do not represent a direct investment in the Index or ETF. If an Index is discontinued or substantially changes (for example if an Index sponsor announces that it will make a material change in the formula for or the method of calculating the Index or in any other way materially modifies the Index, or an ETF provider substantially changes the investment objective), we reserve the right to select an alternative Index or ETF and we will notify the Contractowner of such changes. In selecting an alternative Index or ETF we will attempt to approximate the performance of the original investment in a commercially reasonable manner in light of relevant market circumstances at the time. Any substitution is subject to approval by the state insurance authorities where the Contract and rider were issued, if required by law. A change to the Index or ETF in the middle of a Segment may impact the calculation of the Performance Rate for the Segments. When we notify you of a change to the Index or ETF, we will also state how the change will impact your Performance Rate. Investments in new Segments are available on an Indexed Anniversary Date.
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Performance Cap and a hypothetical 10% Protection Level. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any specific Indexed Account. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Indexed Account. This performance does not reflect any Contract Adjustment based on Interim Value or any Contract fees and charges, including surrender charges, which may reduce performance.

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The S&P 500® Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Russell 2000® Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Capital Strength Net Fee IndexSM is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.

The First Trust American Leadership IndexTM is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.

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The Capital Group Growth ETF deducts fees and costs when calculating the Index return. This will reduce the ETF return and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that is linked to this ETF does not participate in dividend or capital gains distributions of the ETF, if any.
Indexed Term. The Indexed Term is the specified period of time over which an Index’s performance is measured, subject to applicable limits on Index gains and losses, to determine the amount of positive, negative or zero interest that will be credited to an Indexed Account at the end of the period. 1-Year and 6-Year Indexed Terms are available in this Contract. An Indexed Segment begins on the day your money is allocated to an Indexed Segment, called the Start Date. The yearly anniversary of the Start Date of the initial Indexed Segment is the Indexed Anniversary Date of your Contract. This is the Indexed Anniversary Date for the life of your Contract.
You may choose to allocate your Purchase Payment to different Indexed Accounts, but all Indexed Segments must begin on the Indexed Anniversary Date. All future Indexed Terms must begin on the same Indexed Anniversary Date. This means you can only allocate to Indexed Accounts one time a year. For example, you may start a 6-Year Indexed Segment, and three years later, you can start a 1-Year Indexed Segment, as long as the 1-Year Indexed Segment begins on the Indexed Anniversary Date for your Contract. If you have more than one 6-Year Indexed Segment in effect at any time, Indexed Terms of the same term length must have the same Start Date.
Your Contract Value must remain in an Indexed Account until the end of the Indexed Term to be credited with all or partial interest and to avoid a possible Contract Adjustment based on Interim Value, in addition to potential surrender charges and tax consequences. If you make any withdrawals (including surrender or termination of your Contract), reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. For more information, see “Interim Value” later in this section. Lincoln reserves the right to make additional Indexed Account options available or to withdraw currently available Indexed Account options and change the features of an Indexed Account from one Indexed Term to the next, including the Index and the current limits on Index gains and losses, in the future.
Indexed Contract Value. For each Indexed Segment the daily value is determined as follows:
a. On the Start Date of the Indexed Segment, the value of the Indexed Segment equals the initial Indexed Crediting Base. The initial Indexed Crediting Base is the amount of Purchase Payment or Contract Value allocated to the Indexed Segment.
b. On each Valuation Date during the Indexed Term, the value of the Indexed Segment equals the Interim Value.
c. On the last date of the Indexed Term, called the End Date, the value of the Indexed Segment equals the Segment Ending Value.
Crediting Methods and Protection Methods. Different Crediting Methods and Protection Methods are available for your Indexed Account. Interest is credited for any performance earned or deducted for any loss only on the End Date of a Segment. The Crediting Method you select may limit positive (upside) Index returns credited on the End Date of a Segment and the Protection Method will limit the negative Index returns deducted on the End Date of a Segment. If the End Date is not a Valuation Date, then the amount will be credited or deducted on the next business day. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Indexed Segments with Performance Caps, No Annual Locks. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. The Performance Cap may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Caps. The Performance Cap will not change during the Indexed Term unless Secure Lock+® is elected.

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The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Cap. The Performance Rate can be positive, negative or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If your Indexed Account has a Performance Cap and the percentage change of the Index Value from the Start Date to the End Date is positive and equal to or greater than the Performance Cap, then the Performance Rate equals the Performance Cap. If the percentage change is zero or positive and less than the Performance Cap, the Performance Rate equals the percentage change of the Index Value. If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The Performance Rate for Indexed Segments with a 100% Protection Level is zero if the percentage change is negative.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value (described later in the Interim Value section). Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.

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Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Performance Caps with Annual Locks. For an Indexed Segment with Annual Locks, the Performance Rate will be calculated in the same manner as without Annual Locks (see discussion above), except it will be calculated on each Index Anniversary Date. The performance will NOT be credited to or deducted from the Indexed Segment, however, until the End Date of the Indexed Term (at the end of the 6th year). The amount of the performance credited or deducted from the Indexed Segment on the End Date equals the sum of the annual performance amounts on each Indexed Anniversary Date, adjusted for any withdrawals, transfers, or annuitization. On the first Indexed Anniversary Date, the performance equals the Performance Rate change multiplied by the Indexed Crediting Base. This performance amount is added to or deducted from the Indexed Crediting Base. This adjusted Indexed Crediting Base becomes the Indexed Crediting Base for the next one-year period. On each Indexed Anniversary Date thereafter, the return for the year is credited to or deducted from the Indexed Crediting Base and the adjusted Indexed Crediting Base carries over to the next one-year period. As a result, a loss you incur in one year will reduce the amount invested for the next year. In a continuing down market, you could lose in excess of the applicable Protection Level. For example, if the Protection Level is 10%, in a continuing down market, you could lose more than 90% of your investment. On the other hand, a gain you incur in one year will increase the Indexed Crediting Base for the next year, upon which future gains (if any) will be calculated. The Segment Ending Value will equal the value of the Indexed Crediting Base on the End Date (after the adjustment for performance on the last Indexed Anniversary Date).
The Indexed Crediting Base is used only to calculate the performance of Indexed Segments on the Indexed Anniversary Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit. In addition to the Indexed Crediting Base adjustment for performance, withdrawals and transfers reduce the Indexed Crediting Base in the same proportion that withdrawals and transfers reduce the Interim Value.
The initial Performance Cap applies to the initial Indexed Term. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated in this prospectus by reference.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 6-Year with Annual Locks with a 10% annual Performance Cap and 10% Protection Level

Allocation to Indexed Segment = $100,000
Indexed Crediting Base at Beginning of Term = $100,000

Indexed Segment Anniversary	Index % Change	Indexed Segment Performance Rate (adjusted for Cap or Protection Level)	Indexed Segment Performance Amount	Adjusted Indexed Crediting Base/ Anniversary Value
1/8/2027	+7%	+7%	$7,000	$107,000
1/8/2028	+12%	+10%	$10,700	$117,700
1/8/2029	-13%	-3%	-$3,531	$114,169
1/8/2030	-5%	0%	$0	$114,169
1/8/2031	+5%	+5%	$5,708	$119,877
1/8/2032	+17%	+10%	$11,988	$131,865

Note: The Segment Ending Value is $131,865. The $31,865 (the sum of the values on each Index Anniversary) is not credited to your Contract Value until the end of the 6-year Indexed Term. Until the end of the Indexed Term, with an Annual Lock account, the Interim Value calculation applies. The anniversary amounts are not available to you and are used only for calculation purposes as the Indexed Crediting Base for the next year.
Depending on market conditions, Performance Caps on subsequent 6-year Indexed Terms with Annual Locks may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.

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Indexed Segments with Performance Trigger Rate. The Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the Index return for the Indexed Term is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%.
The Performance Trigger Rate may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Trigger Rate for each subsequent Indexed Term. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. In no event will a Performance Trigger Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Trigger Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Performance Trigger Rate. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

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The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The example assumes no withdrawals.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Trigger Rates may be higher or lower than the initial Performance Trigger Rate. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Dual Performance Trigger Rate. The Dual Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term. It is used, in part, to determine the Segment Ending Value.
The Dual Performance Trigger Rate may vary depending on the Death Benefit option, the Index, the Indexed Term, and the Protection Level you select. The Dual Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+® is elected. Typically, Indexed Segments with greater Protection Levels have lower Dual Performance Trigger Rates.
The initial Dual Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Dual Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Dual Performance Trigger Rate for each subsequent Indexed Term, if any. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. In no event will a Dual Performance Trigger Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Dual Performance Trigger Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and the Dual Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, with the difference then divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Dual Performance Trigger Rate. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%. If the percentage change in the Index Value is less than zero but within the Protection Level, the Performance Rate is equal to the Dual Performance Trigger Rate. For example, if the Index return is -5%, the Protection Level is 10% and the Dual Performance Trigger Rate is 8%, we will credit

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8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%. If the percentage change in the Index Value is negative and beyond Protection Level, the Performance Rate is the percentage change in the Index Value, plus the Dual Performance Trigger Rate, plus the Protection Level. The Performance Rate could be negative. For example, if the Index return is -20%, the Protection Level is 10% and the Dual Performance Trigger Rate is 8%, we will deduct 2% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will decrease by 2%.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount that you have allocated to the Indexed Segment, less any transfers or withdrawals during the Indexed Term deducted proportionately by the amount that the transfers or withdrawals reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment will be reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
The following examples show the Performance Rates assuming an initial Dual Performance Trigger Rate of 6% and a Protection Level of 10%.

Depending on market conditions, subsequent Dual Performance Trigger Rates may be higher or lower than the initial Dual Performance Trigger Rate. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new contracts or for other contracts issued at different times. The Company will determine new Dual Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Dual Plus. The Dual Plus Indexed Accounts offer a Dual Rate and Performance Cap for an Indexed Segment that we declare at the beginning of the Indexed Term that are both used in determining the Segment Ending Value. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%. The Performance Cap may vary depending on the Death Benefit option, the Index, and the Indexed Term length. The Performance Cap will not change during the Indexed Term. The Dual Rate will not vary depending on the Death Benefit option, the Index, or the Indexed Term length and will not change from one Indexed Term to the next.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A –

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Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Dual Rate and Performance Cap Rate. The percentage change is calculated by subtracting the Index Value as of the beginning of the Indexed Term from the Index Value at the end of the Indexed Term. The difference is then divided by the Index Value as of the beginning of the Indexed Term.
The Performance Rate equals (1) the Dual Rate if the percentage change of the Index Value from the Start Date to the End Date for an Indexed Term is zero, or is positive and equal to or less than the Dual Rate; or (2) the percentage change up to the Performance Cap if the percentage change is higher than the Dual Rate; or (3) the Performance Cap if the percentage change is higher than the Performance Cap; or (4) the percentage the Index has decreased plus the Dual Rate, if the Index Value at the end of the Indexed Term is less than the Index Value at the beginning of the Indexed Term. If the Performance Rate is negative, the value of your Indexed Segment is reduced.
The amount credited to or deducted from the Indexed Segment, is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount that you have allocated to the Indexed Segment, less any transfers or withdrawals during the Indexed Term deducted proportionately by the amount that the transfer or withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax, or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments.
The Segment Ending Value on the End Date is equal to the sum of A plus (A multiplied by B) where:
A = the Indexed Crediting Base on the End Date and
B = the Performance Rate.
The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit.
The following examples show the Performance Rates assuming a Dual Rate of 15% and an initial Performance Cap of 75%.

Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Protection Methods. For Indexed Accounts with a Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you remain invested until the End Date of the Indexed Segment. For example, if the Index return is -15%, and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, you will be impacted for the remaining portion of the loss. This loss will reduce the amount of your investment (principal) in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%. If you choose an Indexed Account with a Performance Cap or Performance Trigger Rate and a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance if you stay

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invested until the End Date of the Segment. Any remaining negative percentage will be absorbed by you. If you choose an Indexed Account with a 100% Protection Level, you will not lose any of your principal allocated to the Indexed Account, due to Index performance, if you stayed invested until the End Date of the Segment. If an Indexed Account with Annual Locks is selected, the Protection Level is the percentage of the Index loss that will not impact your Indexed Crediting Base each year during the Indexed Term.
The Protection Level is not available on Dual Plus Indexed Accounts, but the Dual Rate itself may provide some protection from Index loss, as discussed below.
We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The following examples illustrate how we calculate and credit interest assuming hypothetical Index returns and hypothetical lim its on Index gains and losses. The examples assume no withdrawals.
For example:
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 1-Year Indexed Account with a 10% Protection Level
Index Value at beginning of term = 1,569
Indexed Crediting Base = $100,000
Indexed Term Segment End Date = 1/8/2027
Index Value at End Date = 1,333
Index Value percentage change = -15% ((1,333 – 1,569) / 1569)
Indexed Segment Ending Value = $95,000 ($100,000 - $5,000)
Because your Contract Value is not impacted by the first 10% of the loss, you only experience a 5% loss (-15% Index Value per centage change + 10% Protection Level = 5% loss) or $100,000 * 5.00% = $5,000.
The following year assuming you chose a new 1-Year Segment with a 10% Protection Level:
(The Indexed Segment Ending Value is used to establish the Indexed Crediting Base for the new Indexed Segment.)
Indexed Term Segment Start Date = 1/8/2027
Indexed Crediting Base = $95,000
Indexed Term Segment End Date = 1/8/2028
Index Value at End Date = 1,298
Index Value percentage change = -3% ((1,298 – 1,333)/1,333)
Indexed Segment Ending Value = $95,000 ($95,000 - $0)
Because your Contract Value is not impacted by the first 10% of the loss, you experience no loss of Contract Value for this Segment because the Index Value percentage change was less than the 10% Protection Level.

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For the Dual Performance Trigger Indexed Accounts, the Protection Level is used to determine the Performance Rate on the End Date of the Segment when there is negative Index performance. If the percentage change in the Index Value is negative but within the Protection Level, the Performance Rate is equal to the Dual Performance Trigger Rate. However, if the percentage change in the Index Value has decreased by a greater percentage than the Protection Level then the amount of your investment in the Indexed Segment may be reduced. The Performance Rate would equal the percentage change in the Index Value, plus the Dual Performance Trigger Rate, plus the Protection Level. The amount of loss or gain is dependent on the percentage change in the Index Value, the Dual Performance Trigger Rate and the Protection Level on the Indexed Segment.
The following examples show the Performance Rate(s) based on the percentage change in the Index Value using a 6% Dual Performance Trigger Rate.

Dual Plus accounts do not include a Protection Level, but the Dual Rate itself may provide some protection. If Index performance is down, your Performance Rate equals the Index performance plus the Dual Rate which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term.
The following examples show the Performance Rate(s) based on the percentage change in the Index Value and using a Dual Rate of 15%.

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Crediting Method Considerations. We determine Performance Caps, Performance Trigger Rates and Dual Performance Trigger Rates for each new Indexed Segment at our discretion, subject to the guaranteed minimums. We consider a number of factors when declaring Performance Caps, Performance Trigger Rates and Dual Performance Trigger Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by the market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower Performance Caps, Performance Trigger Rates and Dual Performance Trigger Rates for future Indexed Segments, and that such rates could be as low as the guaranteed minimum for that Indexed Account. Rates offered for new Indexed Segments may be different from those offered to new investors or offered to you at Contract issuance.
You should choose a Crediting Method that is consistent with your risk tolerance and investment objectives. Generally, assuming the same Index and Indexed Term length, an Indexed Account that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Indexed Term length, an Indexed Account that provides more potential for Index gains will generally tend to have less protection from Index losses.
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If you choose an Indexed Segment with a Performance Cap, and there is positive Index performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual Index performance. If the actual Index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual Index return.

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If you choose an Indexed Segment with a Performance Trigger Rate, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date, could be lower, possibly significantly lower, than the actual Index return.

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If you choose an Indexed Segment with an Annual Lock, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.

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If you choose an Indexed Segment with a Dual Performance Trigger Rate, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.

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If you choose an Indexed Segment with a Dual Rate and Performance Cap, and there is positive Index performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual Index performance. If the actual Index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual Index return.

Protection Method Considerations. We set the limit on Index losses for each Indexed Account at our sole discretion. We consider various factors in determining the limit on Index losses, including the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
You should choose a level of protection that is consistent with your risk tolerance and investment objectives. Generally, assuming the same Index and Indexed Term, an Indexed Account that provides more protection from Index losses will tend to have less potential for Index gains. Conversely, assuming the same Index and Indexed Term, an Indexed Account that provides less protection from Index losses will generally tend to have more potential for Index gains.
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For accounts with a Performance Cap (with the exclusion of Dual Plus), or Performance Trigger Rate, if there is negative Index performance, we absorb the first portion of the negative performance up to the stated percentage and you bear the risk of loss after your chosen Protection Level, including the loss of any previously credited amount.

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For accounts with a Dual Performance Trigger Rate, if there is negative Index performance, we absorb the first portion of the negative Index performance up to the stated percentage of the Protection Level. If there is negative Index performance beyond the Protection Level, we continue to absorb the portion of the negative Index performance up to the stated percentage of the Dual Performance Trigger Rate. For example, if the Dual Performance Trigger Rate is 5%, we would absorb the first 5% of loss beyond the Protection Level. You bear the risk of loss thereafter, including the loss of any previously credited amount.

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For accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return.

Reallocation. You will be notified 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods and Protection Methods will be provided at least 5 business days in advance of the Indexed Anniversary Date on your online account or by calling 1-877-737-6872. To view the available Indexed Segments and the applicable rates, log in to your account at www.LincolnFinancial.com and select Account Reallocation under Account Management. Current rates can also be found at www.lfg.com/llarates and are incorporated into this prospectus by reference. If your existing Indexed Segment is at the end of the Indexed Term, you may reallocate the Segment Ending Value to any available Indexed Account. If your existing Indexed Segment is at an Indexed Anniversary during the Indexed Term, you may reallocate the Interim Value to any available Indexed Account. A reallocation request must be received on or before the Indexed Anniversary Date or Indexed Term End Date, as applicable. We will hold reallocation instructions for up to 25 calendar days prior to the Indexed Anniversary Date. The reallocation will take place on the Indexed Anniversary Date. If we do not receive a reallocation notice from you, all Indexed Segments that are ending will invest into a new Indexed Segment with the same term, Index, and Protection Method as the Indexed Segment in which they were previously invested and with the Crediting Method rate applicable to a new Indexed Term. If the same type of Indexed Segment is no longer available, the funds will be moved to the 1-Year S&P 500® Price Return Index with Performance Cap, 10% Protection, and will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary

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Date. The following chart outlines possible reallocations among Indexed Accounts at the end of an Indexed Term or as described under Secure Lock+® and applies to the first 6 Contract Years. Indexed Terms of the same term length must have the same Start Date.

Reallocating To	Reallocating From
	1-Year Term	6-Year Term
1-Year Term	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date
6-Year Term	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date

Interim Value. The Interim Value is a daily value we calculate to provide you with a value of your Indexed Segment after the Start Date and before the End Date of an Indexed Term. The Contract Value for an Indexed Segment is equal to the Interim Value on each Valuation Date except the End Date. The Interim Value is used to calculate amounts available for withdrawal, surrender (including any applicable surrender charge, premium tax or rider fees and charges), reallocation, annuitization or payment of a death claim for each day during an Indexed Term other than the End Date. The Interim Value also is used to determine how much the Indexed Crediting Base will be reduced after a withdrawal. See Surrenders and Withdrawals. Once you reach the End Date of the Indexed Term, there is no Interim Value, and the actual performance will be credited to or deducted from your Indexed Segment based on the Performance Rate associated with the Crediting Methods you have chosen. The Interim Value calculation will vary depending on the Indexed Account selected and whether Secure Lock+® has been elected.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index.
The specifics of the Interim Value calculation are located in the Statement of Additional Information.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Refer to the Surrender and Withdrawal section for information about the Interim Value and how surrenders or withdrawals are calculated.
Secure Lock+®
On any Valuation Date, excluding an Indexed Anniversary Date, between an Indexed Term Start Date and Indexed Term End Date, you may request to lock the Interim Value of any unlocked Indexed Segments (“Secure Lock+®”). You can obtain the current Interim Value by calling 1-877-737-6872 or by logging into your account at www.LincolnFinancial.com. This value fluctuates daily and is calculated at the end of each business day and may be more or less than the value quoted earlier. The Interim Value as calculated as of the close of that Valuation Date will be locked in and once enacted, each singular lock-in is irrevocable. Once locked, the Indexed Segment’s Interim Value will not change until the next Monthly Anniversary date (except any withdrawal made once the Interim Value is locked will reduce the locked value by the dollar amount of the withdrawal). If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply, and you assume all loss of Indexed Account Value. If you have elected a lock-in, and the value of the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase that Contract Year. In addition, Interim Values that have been locked do not earn any interest while locked. If you request a lock-in of the Interim Value, you are not locking the actual Index performance, since the Interim Value is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Secure Lock+® is not available for Annual Lock or Dual Plus Indexed Accounts.
A request to lock the Interim Value may be made before 4:00 p.m. Eastern Standard Time (i.e. before market close) on any Valuation Date (in order to be processed that Valuation Day), one time between each Contract Year, prior to the Indexed Segment End Date;

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however, a lock cannot be processed on an Indexed Anniversary Date. You will not know the locked Interim Value until the next Valuation Date. Any request made after 4:00 p.m. Eastern Standard Time (i.e. after market close) or on a day other than a Valuation Date will take effect as of the market close on the following Valuation Date.
If you choose to lock the Interim Value of an Indexed Segment, you will remain in that Indexed Segment and the locked-in Interim Value will not change (unless a withdrawal is taken), and no fixed interest will be credited from the date of the lock-in to the reset date. On the next Monthly Anniversary date immediately after the election of this Secure Lock+® (if this is not the End Date of the Segment), we will reset the crediting rate for that Indexed Segment, and reset the beginning Index Value and the Segment’s Crediting Base to its locked Interim Value (reduced by the dollar amount of any applicable withdrawals, surrender charges, taxes, rider fees and charges), and the Interim Value will begin calculating daily again. These reset values are used in calculating the Segment Ending Value on the End Date of the Indexed Term unless another lock-in is requested, in which case a new crediting rate, beginning Index Value, and Crediting Base would be established following that lock-in. The Protection Level percentage associated with the Segment will not change. If the Monthly Anniversary date after the lock-in is the End Date, then the Segment Ending Value equals the Interim Value (reduced by the dollar amount of any applicable withdrawals, surrender charges, taxes, riders fees and charges).
In addition, the Reset Rate may limit a positive Index return if you choose to lock-in the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock-in, and those Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock-in the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
Please note: Once your Interim Value is locked in, we will automatically reset your crediting rate on the next Monthly Anniversary date unless you deferred the reset until the Indexed Anniversary or you have elected to reallocate to another available Indexed Account. You may defer the reset until the next Contract Year Anniversary by logging onto your online account or by calling us at 1-877-737-6872. If you choose to defer the reset, this decision must be made prior to the Monthly Anniversary and may not be revoked.
The reset crediting rate will be available online (or by phone) 10 days prior to the Monthly Anniversary date. The minimum Reset Rate is 0.10%. Current Reset Rates can be found at www.lfg.com/lla2resetrates and are incorporated into this prospectus by reference. Alternatively, to view Reset Rates for the available Indexed Accounts, log in to your account at www.LincolnFinancial.com and select Secure Lock+® under Account Management. You should consult with your registered representative and carefully consider whether and when to elect a Secure Lock+® of your Interim Value. A lock-in may only be requested once per Contract Year during an Indexed Term and is irrevocable. Your locked-in value at the end of the Indexed Term could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all losses of Indexed Account Value.
It is possible to utilize the Secure Lock+® feature and lock-in when the Interim Value is down. While the Interim Value is locked-in, you will forego any participation in the investment experience of the Index and will not receive interest at the end of the term based on the Index return. You may have realized higher gain by not utilizing Secure Lock+®. Careful consideration must be given before choosing to do this since you would be locking in the full decline in the Interim Value without the benefit of the Protection Level. While potential continued losses in the Interim Value would cease until the next Indexed Anniversary Date, the existing losses would be realized with no guarantee that the Segment would experience any future gains to offset this loss. Below are examples of locking in an Interim Value higher than the Crediting Base and lower than the Crediting Base.
Locking in an Interim Value Higher than the Crediting Base
1/1/2026 Crediting Base is $100,000
4/1/2030 Interim Value is $120,000
4/1/2030 The Contractowner decides to lock-in the $120,000 Interim Value
5/1/2030 Crediting Base is reset to $120,000
Locking in an Interim Value Lower than the Crediting Base
1/1/2026 Crediting Base is $100,000
4/1/2030 Interim Value is $90,000
4/1/2030 The Contractowner decides to lock-in the $90,000 Interim Value
5/1/2030 Crediting Base is reset to $90,000
Additionally, you assume the risk that your Reset Rate may not be known when you request a lock-in, and the Reset Rate may be significantly lower than the rate prior to the lock-in. As less time remains in your Indexed Term, you should expect the Reset Rate to be

32

lower, possibly much lower. For example, assuming a 6-year term with a Performance Cap of 300%, if you choose to lock-in three months before the end of the Indexed Term, your rate is based on only two remaining months.

Discontinuation or Substitution of an Index. We have the right to discontinue or substitute an existing Index for a comparable Index prior to the Indexed Segment End Date for reasons, such as, but not limited to:
●
An Index is discontinued;

●
We are engaged in a contractual dispute with the Index provider;

●
We determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index;

●
There is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or

●
A legal reason we cannot offer the Index.

Although we will attempt to choose a new Index that has a similar investment objective and risk profile to the existing Index, there is risk that the performance of the new Index may not be as good as the performance of the existing Index. As a result, funds allocated to the substituted Index may earn a return that is lower than the return they would have earned if the Index were not substituted. If we substitute an Index, we will notify you at least 30 days in advance of the substitution.
We would attempt to choose a new Index that has a similar investment objective and risk profile to the original Index. The selection criteria for a suitable alternative Index includes, but is not limited to, the following:
●
There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the Index to allow the company to hedge crediting rates;

●
The Index is recognized as a broad-based Index for the relevant market;

●
We can offer the same Crediting Method or Protection Method on the substitute Index; and

●
The publisher of the Index permits the use of the Index in the Contract and other materials for a reasonable fee.

If we substitute an Index during an Indexed Term, we will combine the return of the replaced Index from the Indexed Start Date to the substitution date with the return of the new Index from the substitution date to the end of the Indexed Term. The Indexed Term, and all applicable rates for the affected Indexed Segment, including the Crediting Method or Protection Method will not change due to the substitution of an Index during the Indexed Term.
If an Index is discontinued and a similar Index cannot be found or if we cannot offer the same Crediting Method or Protection Method, the Indexed Segment will end and the Interim Value on the Valuation Date the Index is discontinued will be used. Lincoln will move the funds into another available Indexed Segment of our choosing, and the funds will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date.

33

Charges and Adjustments
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
●
processing applications for and issuing contracts;

●
processing purchases and redemptions from Indexed Accounts as required (including automatic withdrawal services if available – See Additional Services and the SAI for more information on this program);

●
maintaining records;

●
administering Annuity Payouts;

●
furnishing accounting and valuation services (including the calculation and monitoring of daily Indexed Contract Values and Interim Values);

●
reconciling and depositing cash receipts;

●
providing contract confirmations;

●
providing toll-free inquiry services; and

●
furnishing telephone and other electronic surrenders, withdrawals and reallocations.

The risks we assume include:
●
the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are stated in the Contract and cannot be changed);

●
the risk that more Contractowners than expected will qualify for waivers of the surrender charge;

●
the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);

●
the risks related to supporting and replicating Indexed Account performance with our assets.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, any applicable surrender charges may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from the base contract expenses deducted from the account. We may profit from the charges deducted under the Contract and from amounts earned on the Indexed Accounts. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.
Obligations under the Contracts that are funded by our general account include 1) the obligation to pay Death Benefits that exceed the Contract Value; 2) the obligation to pay Annuity Payouts that exceed the Contract Value; and 3) our obligations under the Indexed Accounts. Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the Contract (and bearing all of the associated expenses).
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of the Purchase Payment that has been invested for the period below. The contract anniversary is the annually occurring date beginning with the effective date of the Contract. For example, if the effective date of your Contract is January 2nd, your contract anniversary would be on January 2nd of each subsequent year.

	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payment	7%	7%	6%	5%	4%	3%	0%
A surrender charge does not apply to:
●
A surrender or withdrawal of a Purchase Payment beyond the sixth anniversary;

●
Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed free amount. The free amount is equal to 10% of the current Contract Value. This free amount exception does not apply upon surrender of the Contract;

●
Purchase Payment used in the calculation of the initial benefit payment to be made under an Annuity Payout option;

●
A surrender or withdrawal of the Purchase Payment, as a result of permanent and total disability of the Contractowner as defined

34

in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the Contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
●
A surviving spouse, at the time he or she assumes ownership of the Contract as a result of the death of the original owner (however, the surrender charge schedule of the original Contract will continue to apply to the spouse's Contract);

●
A surrender or withdrawal of the Purchase Payment, as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the facility occurs after the effective date of the Contract and the owner has been confined for at least 90 consecutive days;

●
A surrender or withdrawal of the Purchase Payment as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;

●
A surrender of the Contract as a result of the death of the Contractowner or Annuitant;

●
A required minimum distribution (RMD) taken systematically under the Lincoln RMD program, in excess of the free amount;

●
Periodic income payments made under any Annuity Payout option made available by us.

For purposes of calculating the surrender charge on withdrawals, we assume that:
1.
The free amount will be withdrawn from the Purchase Payment.

2.
Any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:

●
from the Purchase Payment until exhausted; then

●
from earnings until exhausted.

We apply the surrender charge as a percentage of the Purchase Payment, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with the surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Guarantee of Principal Death Benefit Charge
A charge is applied for the optional Guarantee of Principal Death Benefit if the oldest of the Contractowner, joint owner (if applicable), or Annuitant is age 76 and older at the time the Contract is issued. The charge will equal 1.00% of the Contract Value on each Contract Date Anniversary and will be charged proportionally to each Indexed Segment and any holding account and deducted from the current Contract Value at the end of each Contract Year. This deduction from the Contract Value will reduce the Crediting Base of each Segment proportionately. The charge will be applied proportionately on amounts withdrawn from each Segment at the time of full surrender. (There is no charge for this Death Benefit for Contractowners who are age 75 and under at the time the Contract is issued.)
Contract Adjustments
If you make any withdrawals, surrender or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a death benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. Under extreme conditions, a negative Contract Adjustment based on Interim Values could result in a loss of up to 100% of your Contract Value.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method as well as Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The use of Interim Values transfers risk from us to you to protect us from losses on our investments supporting the Indexed Crediting Rate strategies if amounts are removed prematurely.

35

For more information about the Interim Value, including examples illustrating the operation of the Interim Values, please see the Statement of Additional Information.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates generally range from zero to 5%.
The Contracts
Lincoln Life
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. The address of Lincoln Life’s Home Office is 1301 South Harrison Street, Fort Wayne, IN 46802. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts, subject to its financial strength and claims-paying ability.
Purchase of Contracts
If you wish to purchase a Contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the Indexed Account to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase the Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this Contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also

36

consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payment
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. Any funds received after 45 days from the date you signed your application (or submitted an electronic application) will be returned to you.
If we choose to extend that time period, the 45-day rate hold period will expire and the crediting rates currently in effect would apply. Any funds received after your Contract has been issued will be returned to you. You can find the crediting rates currently in effect at www.lfg.com/llarates or by calling us at 1-877-737-6872.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same Contractowner, joint owner, and/or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Valuation Date
Indexed Segments will be valued once daily at the close of regular trading (normally, 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the value of the Indexed Segment will not change.
Allocation of the Purchase Payment
The Purchase Payment will be allocated, according to your instructions, among one or more of the Indexed Accounts available under your Contract. The minimum amount that may be allocated into an Indexed Account is $2,000.
The Contract effective date will be the date on which money is first applied to the Indexed Accounts to establish the initial Indexed Term and will be the Indexed Anniversary Date. After the Indexed Anniversary Date is established, that is the only date each year that allocations can be invested in the Indexed Accounts. Your Contract will be issued, at the earlier of, when the entire Purchase Payment is received or no later than the 45th calendar day after the date you signed your application (or submitted an electronic application), provided the minimum Purchase Payment requirement was met. All funds received on or prior to the Contract effective date will be considered your Purchase Payment.
If the last day to issue your contract is not a business day, the Contract effective date and the initial Indexed Value for your Indexed Segments will be the closing value of the next Valuation Date. Excluding February 29th, any calendar date can be a Contract Date, Indexed Anniversary Date, or Valuation Date.
The rates for the initial Indexed Segments you selected will be determined based on any applicable crediting rate hold restrictions. For current crediting rate hold restrictions please call us at 1-877-737-6872. Current rates are available on our website at www.lfg.com/llarates.
Telephone and Electronic Transactions
A surrender, withdrawal, or reallocation request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

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Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner. We reserve the right to limit certain types of ownership structures. Please contact your financial professional for more information.
As Contractowner, you have all rights under the Contract. We reserve the right to approve all ownership and Annuitant changes. To the extent allowed by state law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means approved by Lincoln. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date are not available.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., Eastern Time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Interim Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., Eastern Time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Interim Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);

2.
from an Indexed Segment with a 100% Protection Level (if any);

3.
proportionately from Indexed Segments with a one-year term (if any);

4.
proportionately from Indexed Segments with a term greater than one year.

Withdrawals are taken from the Contractowner’s own money and may have a significant negative impact on the value of certain death benefits offered under your Contract.
Prior to the End Date for the Indexed Segment, an amount equal to the Interim Value of the Indexed Segment is available for surrender or withdrawal. In addition, the Indexed Crediting Base for each individual Indexed Segment is reduced proportionately by the amount that the withdrawal reduced the Interim Value. A proportional reduction could be larger than the dollar amount of the withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. You cannot withdraw an amount equal to the Indexed Crediting Base. The following examples show how the Indexed Crediting Base is impacted by a withdrawal.

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Example 1:
1/1/2026 Allocation to Indexed Segment = $80,000
1/1/2026 Indexed Crediting Base = $80,000
6/1/2026 Indexed Crediting Base = $80,000; Interim Value = $100,000; Withdrawal = $80,000 (including any applicable surrender charge)
Withdrawal/Interim Value = $80,000 ÷ $100,000 = 80%
Removed Amount from the Indexed Crediting Base = $64,000 (80% of $80,000)
Indexed Crediting Base after withdrawal = $80,000 - $64,000 = $16,000
Interim Value after withdrawal ($100,000 - $80,000) = $20,000
Interim Value calculation going forward and Segment Ending Value will be based on the $16,000 Indexed Crediting Base
Example 2:
Indexed Crediting Base = $16,000; Interim Value = $15,000; Withdrawal = $15,000 (including any applicable surrender charge)
Withdrawal/Interim Value = $15,000 ÷ $15,000 = 100%
Removed Amount from the Indexed Crediting Base = $16,000 (100% of $16,000)
Indexed Crediting Base after withdrawal = $0
Interim Value after withdrawal = $0 ($15,000 - $15,000)
Note: The $15,000 Interim Value is the maximum that could be withdrawn during the Indexed Term. The Indexed Crediting Base is not available for withdrawal or transfer.
There may be surrender charges associated with surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Adjustments – Surrender Charge.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit follows the table.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Account Value Death Benefit	Provides a Death Benefit equal to the Contract Value.	None	●Poor investment performance could significantly reduce the benefit. ●Withdrawals could significantly reduce the benefit.
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None
●Withdrawals under AWS are subject to
applicable surrender charges.
●Withdrawals from Indexed Accounts will
be processed at a Segment’s Interim
Value as of the Valuation Date the
withdrawal is made unless the
withdrawal is processed on the End Date
of the Indexed Term.
●We reserve the right to discontinue this
administrative service at any time.

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Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) the Purchase Payment, adjusted for withdrawals.
●0.00%, if all
Contractowners and
Annuitants are age
75 or younger at the
time the Contract is
issued
●1.00% (as a
percentage of
Contract Value on
each Contract Date
Anniversary), if any
Contractowner or
Annuitant is age 76
or older at the time
the Contract is
issued
●Withdrawals could significantly reduce the benefit.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.

upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*
Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**
Death of Annuitant is treated like death of the Contractowner.

If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. This Death Benefit terminates on the Annuity Commencement Date.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

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If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner, or Annuitant was added or changed subsequent to the effective date of this Contract unless the change occurred because of the death of a prior Contractowner, joint owner, or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. For example, assume an initial deposit into the Contract of $25,000. The Contract Value increases and equals $28,000 on the Valuation Date the Death Benefit is approved by us for payment. The amount of Death Benefit paid equals $28,000. The Account Value Death Benefit is not available for election, but automatically becomes effective at the time all Contractowners and Annuitants are changed. Once you have the Account Value Death Benefit, this Death Benefit cannot be changed. There is no charge for this Death Benefit.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit rider must be elected at issue and provides a Death Benefit equal to the greater of:
●
the Contract Value as of the Valuation Date we approve the payment of the claim; or

●
the Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.

For example, assume a Purchase Payment into the Contract of $25,000. The Contract Value decreases and equals $22,000 on the Valuation Date the Death Benefit is approved. Since your principal is guaranteed (adjusted for withdrawals), the amount of Death Benefit paid equals $25,000.
There is an additional charge for this Death Benefit.
Note: The Contract Value for Indexed Segments is the Interim Value unless the claim is processed on a Segment End Date. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount of the withdrawal from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The Guarantee of Principal Death Benefit may not be terminated unless you surrender the Contract. In addition, the rider will terminate:
1.
on the Annuity Commencement Date;

2.
upon payment of a Death Benefit under the Guarantee of Principal Death Benefit (unless the Contract is continued by the surviving spouse); or

3.
at any time all Contractowners or Annuitants are changed. If this occurs, the Account Value Death Benefit will be in effect.

There are no investment requirements associated with the election of the Guarantee of Principal Death Benefit; however, the Company reserves the right to add investment requirements in the future.
General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, that individual may continue the Contract as sole Contractowner. Upon the death of the spouse who continued the Contract, we will pay the Account Value Death Benefit to the designated Beneficiary(ies) unless the Guarantee of Principal Death Benefit is in effect.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value and placed in a non-interest bearing holding account. You may reallocate any Contract Value from the holding account to an Indexed Account on the next Indexed Anniversary Date. If you do not provide reallocation instructions before the first Indexed Anniversary following the deposit into the holding account, your Contract Value will be moved to the 1-Year S&P 500® Price Index with Performance Cap, 100% Protection. If the Contract is continued in this way, the Guarantee of Principal Death Benefit rider and charge, if applicable, will continue. The rider charge rate that was in effect immediately prior to the death will continue to apply.

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All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order or one year from the date of the death for nonqualified contracts and December 31st of the year following death for IRAs. To be in Good Order, we require all the following:
1.
an original certified death certificate, or other proof of death satisfactory to us; and

2.
written authorization for payment; and

3.
all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
●
if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or

●
if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. All methods of payment of Death Benefit must comply with Section 72(s) of the Code, or Section 401(a)(9) of the Code for qualified contracts. The Death Benefit payable to the Beneficiary or joint owner of a nonqualified contract must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy and payments must begin within one year of the Contractowner’s date of death.
For qualified contracts, the Death Benefit payable to the Beneficiary or joint owner must be distributed within 10 years of the Contractowner's date of death unless the Beneficiary qualifies as an eligible designated beneficiary and begins receiving distributions before December 31st of the year following the year of the Contractowner's death. The eligible designated beneficiary must begin receiving the distributions in the form of annuity not extending beyond the Beneficiary's life expectancy.
Note: Indexed Accounts cannot be divided into separate contracts when there are multiple beneficiaries. If more than one beneficiary chooses a death benefit option other than a lump sum, the existing Indexed Account(s) will need to be surrendered at the Interim Value to be allocated to multiple beneficiaries. New Indexed Accounts can be selected on the new contracts if desired with the currently available features.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.

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Additional Service
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges. Withdrawals from Indexed Accounts will be at Interim Value unless they coincide with a Segment End Date. See Charges and Adjustments — Surrender Charge and Indexed Accounts – Interim Value. Participating in an AWS may potentially expose you to certain risks. See Principal Risks of Investing in the Contract. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
Currently, there is no charge for this service. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of this service, you will need to complete the appropriate election form that is available online at LincolnFinancial.com or from our Home Office. This service will stop once we are notified of a pending death claim.
We reserve the right to discontinue this administrative service at any time.
Annuity Payouts
Your Contract Value invested in the Indexed Accounts must be transferred to a fixed Annuity Payout prior to the Annuity Commencement Date. See Principal Risks of Investing in the Contract. When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your registered representative may recommend that you annuitize at an earlier age.
The Contract provides optional forms of payouts of annuities (annuity options). The Indexed Accounts are not available as Annuity Payout options. The Contract provides that all of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Period Certain. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose

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any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. Any portion of your Contract Value invested in the Indexed Accounts or any holding account must be moved to a fixed Annuity Payout prior to the Annuity Commencement Date. You may change the Annuity Commencement Date or change the annuity option up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed basis) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
●
proof of the death, satisfactory to us;

●
written authorization for payment; and

●
all claim forms, fully completed.

Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
●
your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Indexed Accounts you selected; and

●
the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. If we surrender your Contract, we will not assess any surrender charge. Surrenders from the Indexed Accounts will be calculated using the Interim Value.
Delay of Payments
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your registered representative how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of the Purchase Payment. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the

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Contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 3.00% of annuitized value and/or ongoing annual compensation of up to 0.40% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners. All compensation is paid from our resources, which include fees and charges imposed on your Contract.
We pay an education and support fee to Capital Group for their educational and sales support in connection with the Capital Group ETFs referenced in the Indexed Accounts. This is an annual fee of 0.15% of the average daily value of the amount invested in the aggregate of all Indexed Accounts referencing a Capital Group ETF. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay an education and support fee to First Trust Portfolios L.P. (First Trust) for their educational and sales support in connection with the First Trust Capital Strength Methodology contained within the Capital Strength Net Fee IndexSM. This fee is an annual fee of 0.15% of the average daily value of the amount invested in the Capital Strength Indexed Accounts. First Trust will pay Lincoln an annual rate of 0.05% of the average daily value of the amount invested in the Capital Strength Indexed Accounts to compensate Lincoln for the expenses it incurs in assisting First Trust as it provides this education and support. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-877-737-6872.
Federal Tax Matters
Introduction
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.

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Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
●
An individual must own the Contract (or the Code must treat the Contract as owned by an individual).

●
Your right to choose particular investments for a Contract must be limited.

●
The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.

Contracts Not Owned By An Individual
If a Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the investment in the Contract. Examples of contracts where the owner pays current tax on the Contract’s earnings are contracts issued to a corporation or a trust. Some exceptions to the rule are:
●
Contracts in which the named owner is a trust or other entity that holds the Contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

●
Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;

●
Contracts acquired by an estate of a decedent;

●
Certain qualified contracts;

●
Contracts purchased by employers upon the termination of certain qualified plans; and

●
Certain contracts used in connection with structured settlement agreements.

Restrictions
The Code limits your right to choose particular investments for the Contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts.
Loss Of Interest Deduction
After June 8, 1997, if a Contract is issued to a taxpayer that is not an individual, or if a Contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a Contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Contract. This rule also does not apply to a Contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the Contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract’s Purchase Payment and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the Contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the Contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any Contract or of any transaction involving a Contract. However, the rest of this discussion assumes that your Contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your Contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the Contract. This income (and all other income from your Contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the Contract. In certain circumstances, your Purchase Payment and investment in the Contract are reduced by amounts received from your Contract that were not included in income.

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Taxation Of Annuity Payouts
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the Contract has been distributed, the amount not received will generally be deductible.
Taxation Of Death Benefits
We may distribute amounts from your Contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
●
If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.

●
If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
●
If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.

●
If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the Contract not yet distributed from the Contract. All Annuity Payouts in excess of the investment in the Contract not previously received are includible in income.

●
If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of the Purchase Payment not previously received.

Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your Contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
●
you receive on or after you reach 59½,

●
you receive because you became disabled (as defined in the Code),

●
you receive from an immediate annuity,

●
a Beneficiary receives on or after your death, or

●
you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your Contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your Contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.

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Gifting A Contract
If you transfer ownership of your Contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the Contract not previously received. The new owner’s investment in the Contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your Contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your Contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Persons planning to use the Contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
●
Individual Retirement Accounts and Annuities (“Traditional IRAs”)

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Roth IRAs

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Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)

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SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

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401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)

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403(a) plans (qualified annuity plans)

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403(b) plans (public school system and tax-exempt organization annuity plans)

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H.R. 10 or Keogh Plans (self-employed individual plans)

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457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
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Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.

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Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.

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Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.

The Setting Every Community Up for Retirement Enhancement 2.0 (SECURE 2.0) Act of 2022
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0) Act (the “SECURE 2.0 Act”) was enacted on December 29, 2022. The SECURE 2.0 Act made specific changes to retirement plans and IRA’s, including:
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Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age

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72 prior to January 1, 2023. As a result, required minimum distributions are generally required to begin by April 1st of the year following the year in which the participant or IRA owner reaches age 73.
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Further increased the required beginning date measuring age to 75 by 2033.

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Created exception to the 10% additional tax for distributions for domestic violence and emergencies.

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Added provisions that permit rollover of 529 plan amounts to a Roth IRA for the beneficiary, within certain limits.

Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
●
Federal tax rules limit the amount of the Purchase Payment or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).

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Minimum annual distributions are required under some qualified retirement plans once you reach age 73 or retire, if later as described below.

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Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your Contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the Contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE 2.0 Act, the required beginning date was April 1 of the year following the year you attain age 72 or retired. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1st of the year following the year in which you attain age 73 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1st of the year following the year in which you attained age 72. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1st of the year following the year in which you attain age 73. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax is applied to the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your Contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the Contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
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Distribution received on or after the Annuitant reaches 59½,

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Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),

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Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),

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Distribution received as reimbursement for certain amounts paid for medical care, or

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●
Distribution received for a “qualified birth or adoption” event.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your Contract are not included in the calculation of unearned income because your Contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Contract when we issue the Contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your Contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly

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transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
There are no voting rights associated with the Indexed Accounts.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, which includes the Interim Value for the Indexed Accounts, and any premium taxes which had been deducted. No applicable surrender charges will apply. A purchaser who participates in the Indexed Accounts risks the loss of principal as it will be based on Interim Value.
For Contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of the Purchase Payment or Contract Value as of the Valuation Date on which we receive the cancellation request.
If you cancel this Contract within the free-look period, we reserve the right not to accept another application for this Contract for a period of six months.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Electronic Delivery
You may elect to receive your Contract, prospectus, prospectus supplements, quarterly statements, and other notices electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without any material adverse effect on the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company’s operating results for any particular reporting period.
Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

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Financial Statements
The December 31, 2025 consolidated financial statements of Lincoln Life are included in the Statement of Additional Information (SAI). They should be considered only as they relate to our ability to meet our obligations under the Contract. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.

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Appendix A — Investment Options Available Under The Contract
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to the current limits on Index gains. Information about current limits on Index gains is available at www.lfg.com/llarates.
Note: If amounts are removed from an Indexed Account before the end of its Indexed Term, we will apply a Contract Adjustment based on Interim Value. This may result in significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Indexed Segment until the end of the Indexed Term. See Indexed Accounts – Interim Value in the prospectus for additional details.

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to Point	15% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1] This Index is not available for contracts issued on or after November, 18, 2024.	Market Index	1-Year	Point-to-Point	20% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1,3]	Market Index	1-Year	Point-to-Point	100% Protection Level	0.10% Performance Cap
Russell 2000® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Cap
Capital Group Growth ETF[2] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20% Protection Level	10.0% Performance Cap
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25% Protection Level	10.0% Performance Cap
S&P 500® Price Return Index[1] This Index is not available for contracts issued on or after November, 18, 2024.	Market Index	6-Year	Point-to-Point	30% Protection Level	10.0% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20% Protection Level	10.0% Performance Cap
Russell 2000® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25% Protection Level	10.0% Performance Cap

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Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate
Russell 2000® Price Return Index[1] This Index is not available for contracts issued on or after November, 18, 2024.	Market Index	6-Year	Point-to-Point	30% Protection Level	10.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	20% Protection Level	10.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25% Protection Level	10.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is not available for contracts issued on or after November, 18, 2024.	Market Index	6-Year	Point-to-Point	30% Protection Level	10.0% Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	20% Protection Level	10.0% Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25% Protection Level	10.0% Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is not available for contracts issued on or after November, 18, 2024.	Market Index	6-Year	Point-to-Point	30% Protection Level	10.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.0% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.0% Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Annual Lock	10% Protection Level	10.0% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Annual Lock	10% Protection Level	10.0% Performance Cap
1 The Index is a “price return Index,” not a “total return Index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

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2 The ETF provider deducts fees and costs when calculating performance. This will reduce the ETF return and may cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that tracts the ETF does not participate in dividend or capital gains distributions of the ETF, if any.
3 This Indexed Account provides total protection from Index losses at the end of the Indexed Term.
4 The Index deducts fees and costs when calculating Index performance which will reduce the Index return and cause each Index to underperform a direct investment in the securities composing the Index.
Each Indexed Account’s limit on Index losses is guaranteed not to change for as long as that Indexed Account remains available under the Contract. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. However, we reserve the right to add and remove Indexed Accounts and to offer Indexed Accounts with different Crediting Methods or Protection Methods. As such, the limits on Index loss offered under the Contract may change from one Indexed Term to the next. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses. See Indexed Accounts in the prospectus for additional details.

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Appendix B – Index Disclosures
S&P 500® Price Return Index
The S&P 500® Price Return Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln. It is not possible to invest directly in an index. Lincoln’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Lincoln’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Lincoln’s Product(s) particularly or the ability of the S&P 500® Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Lincoln with respect to the S&P 500® Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Lincoln or Lincoln’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Lincoln or the owners of Lincoln’s Product(s) into consideration in determining, composing or calculating the S&P 500® Price Return Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Lincoln’s Product(s) or the timing of the issuance or sale of Lincoln’s Product(s) or in the determination or calculation of the equation by which Lincoln’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Lincoln’s Product(s). There is no assurance that investment products based on the S&P 500® Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LINCOLN, OWNERS OF LINCOLN’S PRODUCTS(s), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LINCOLN, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Price Return Index
The Russell 2000® Price Return Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Lincoln products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which Lincoln’s products are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Lincoln products. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Lincoln or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Capital Strength Net Fee IndexSM
The Product(s) is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Capital Strength Net Fee Index to track general stock market performance. The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade

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names of the Corporations and the use of the Capital Strength Net Fee Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Capital Strength Net Fee Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH NET FEE INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
First Trust American Leadership IndexTM
The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”). FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.
The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee. S&P® is a trademark of Standard & Poor’s Financial Service LLC. DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze. NASDAQ® is a trademark of Nasdaq, Inc. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance. The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product. The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index. The Companies are not responsible for and have not participated in the determination or calculation of the Product. There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW

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INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.
Capital Group Global Growth ETF and Capital Group Growth ETF
American Funds Distributors, Inc. is the distributor for Capital Group Global Growth Equity ETF (CGGO) and Capital Group Growth ETF (CGGR). Capital Group exchange-traded funds (ETFs) are actively managed and do not seek to replicate a specific index. ETF shares are bought and sold through an exchange at the then current market price, not net asset value (NAV), and are not individually redeemed from the fund. Shares may trade at a premium or discount to their NAV when traded on an exchange. There can be no guarantee that an active market for ETFs will develop or be maintained, or that the ETF’s listing will continue or remain unchanged. All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. Capital Group makes no representations or warranties, express or implied, to the owners of any products offered by The Lincoln National Life Insurance Company (Lincoln) or any member of the public regarding the advisability of purchasing any product or service offered by Lincoln or the results to be obtained from any product or service offered by Lincoln. Products offered by Lincoln are not sponsored, endorsed or sold by Capital Group, and purchasers of such products do not acquire any interest in CGGO or CGGR nor enter into any relationship with Capital Group. Capital Group has no obligation or liability for any errors, omissions, interruptions or use of CGGO or CGGR or any data related thereto, or in connection with the operation, marketing, trading or sale of any product or service offered by Lincoln.

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The SAI includes additional information about the Contract and Lincoln Life, and is incorporated by reference in this prospectus. The SAI is dated the same date as this prospectus. We will provide the SAI without charge upon request. You may obtain a free copy of the SAI and submit inquiries by:
●
Mailing: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348

●
Visiting: www.lfg.com/VAprospectus

●
Emailing: CustServSupportTeam@lfg.com

●
Calling: 1-877-737-6872

You may also obtain reports and other information about the Company on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers and the Contract’s contract identifier number are listed below.

SEC File No.:
333-267670
EDGAR Contract Identifier:
C000261542

SAI 3

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2026
Relating to Prospectus Dated May 1, 2026 for
Lincoln Level Advantage 2® B-Class
The Lincoln National Life Insurance Company
The SAI provides you with additional information about Lincoln Life and your Contract. It is not a prospectus.
A copy of the product prospectus dated May 1, 2026, may be obtained without a charge by writing to the Home Office: Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, by calling: 1-877-737-6872, or by emailing: CustServSupportTeam@lfg.com and requesting a copy of the Lincoln Level Advantage 2® B-Class product prospectus.
TABLE OF CONTENTS OF THE SAI

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
General Information and History
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Our Financial Condition. Any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products in addition to the Contract. We also pay our obligations under these products from our assets in the general account. The assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the Contract would generally receive the same priority as our other Contractowner obligations.
The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed. The laws and regulations applicable to us regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are incorporated by reference into this SAI. See Financial Statements below. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.
Non-Principal Risks of Investing In The Contract
Opportunity Cost. Principal amounts committed to an annuity contract are only available to choose from investment options available in the Contract, potentially causing you an opportunity cost.
Dying early. If you die earlier than expected, your designated beneficiary may not receive the full benefit of the future payments.
Divorce. If you get divorced, you could forfeit some or all of the value of your annuity to your former spouse.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited the consolidated financial statements of The Lincoln National Life Insurance Company as of

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December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, as set forth in their report, which is included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.
Purchase of Securities Being Offered
The contracts are offered to the public through licensed insurance agents who specialize in selling our products and who are also associated with broker-dealers; through independent insurance brokers who are also associated with broker-dealers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Contract Adjustment – Interim Value Calculation
Interim Value for Indexed Segments with no Annual Locks
The Interim Value of a Segment is equal to the sum of (1) and (2), where:
(1) is the value of the Fixed Income Asset Proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment:
During the first 6 Contract Years as C x [1 / (1 +F)D x (1 +F)E / (1 + G)E], and
After the first 6 Contract Years as: C x [1 / (1 + F)D x (1 + F)D / (1 + G)D]
where:
C = is the Crediting Base of the Segment on the Valuation Date of the calculation.
D = is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term. The average number of days per Contract Year is total calendar days in the Indexed Term divided by total Contract Years in the Indexed Term.
If an election to lock and reset a Segment is exercised during the Indexed Term, D is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term remaining on the Reset Date.
The average number of days per Contract Year is the total calendar days remaining in the Indexed Term on the Reset Date divided by the fractional number of Contract Years remaining in the Indexed Term on the Reset Date.
The fractional number of Contract Years remaining is calculated as the total Contract Years in the Indexed Term multiplied by the total calendar days remaining in the Indexed Term on the Reset Date divided by the total calendar days in the Indexed Term.
E = is the total calendar days remaining in the initial 6 Contract Years divided by the average number of days per Contract Year of the initial 6 Contract Years. The average number of days per Contract Year is the total calendar days in the initial 6 Contract Years divided by 6.
F = is the Discount Rate that applies to the Segment on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during the Indexed Term, F is the Discount Rate that applies to the Segment on the Reset Date.
G = is the Discount Rate that applies to the Segment on the Valuation Date.
(2) is the market value of the Derivative Asset Proxy, determined solely by us, on the Valuation Date of the calculation.
Interim Value for Indexed Segments with Annual Locks
The Interim Value of a Segment is equal to the sum of (1) and (2), where:
(1) is the value of the Fixed Income Asset Proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment:
During the first 6 Contract Years as C x [1 / (1 +F)D x (1 +F)E / (1 + G)E], and
After the first 6 Contract Years as: C x [1 / (1 + F)D x (1 + F)D / (1 + G)D]
where:
C = is the initial Crediting Base of the Segment that has been proportionately adjusted for any withdrawals, surrender charges, premium taxes, or rider fees and charges that have occurred during the Indexed Term prior to the Valuation Date of the calculation.

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D = is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term. The average number of days per Contract Year is total calendar days in the Indexed Term divided by total Contract Years in the Indexed Term.
E = is the total calendar days remaining in the initial 6 Contract Years divided by the average number of days per Contract Year of the initial 6 Contract Years. The average number of days per Contract Year is the total calendar days in the initial 6 Contract Years divided by 6.
F = is the Discount Rate that applies to the Segment on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during the Indexed Term, F is the Discount Rate that applies to the Segment on the Reset Date.
G = is the Discount Rate that applies to the Segment on the Valuation Date.
(2) is the market value of the Derivative Asset Proxy, determined solely by us, on the Valuation Date of the calculation.
Each component of the calculation is further explained as follows:
1.
Fixed Income Asset Proxy. The Fixed Income Asset Proxy is a hypothetical fixed income asset that is meant to represent the market value of the investment instruments supporting the Segment.
The Discount Rate is derived from the Reference Rate, which is based on U.S. Treasury Constant Maturity yield(s), Collateralized Loan Obligation (CLO) spread(s), market observable yield(s) of investments grade U.S. Corporate Bonds, and secured overnight interest rate(s). The Reference Rate is set to represent the duration of the investment instruments supporting the Indexed Seg ment and may not match the actual length of the Indexed Segment.
If the U.S. Treasury Constant Maturity yield(s) are not published for a particular day or we are delayed in receiving these values, then we will use the yield(s) on the last day they were published. If the U.S. Treasury Constant Maturity yield(s) are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
If the U.S. Treasury Constant Maturity yield(s) are not published for a time to maturity that matches the selected duration, then the yield(s) will be interpolated between the yield(s) for maturities that are published.
If the CLO spread(s), market observable yields of investments grade U.S. Corporate Bonds, or secured overnight interest rate(s) are not published for a particular day, or we are delayed in receiving these values then we will use the spread(s), yield(s), or rate(s) on the last day they were published. If any of these components are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the
Reference Rate.
We reserve the right to change the methodology of the Interim Value calculation at any time and at our sole discretion.
2.
Derivative Asset Proxy. We utilize a fair market methodology to value the replicating portfolio of financial instruments that sup port the product.
The Derivative Asset Proxy is determined assuming a package of derivative assets and other financial instruments, determined solely by Us, that replicates the Performance Rate on the End Date of the Segment. The value of the package of derivative assets and other financial instruments is determined on any Valuation Date that the Interim Value is calculated for a Segment. The valuation of the financial instruments is based on standard methods for valuing financial instruments and based on inputs from third party vendors. The methodology used to value these financial instruments is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical financial instruments. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day.
The options or other instruments for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate.
C. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.
D. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive Index returns.

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E. At-the money put option: This represents the market value of the potential to receive an amount equal to the percentage loss of the index during the Indexed Term.
F. Dual structure: This represents the market value of receiving a maturity amount equal to the Dual Performance Trigger Rate or Dual Rate at the end of the Indexed Term independent of the underlying index returns.

NOTE: Put option C will always reduce the Interim Value even if the Index has increased during the Indexed Term.
For each Segment with no Annual Lock with Performance Cap rates and Protection Levels, the replicating portfolio of options is equal to: A minus B minus C.
For each Segment with Performance Trigger Rates and Protection Levels, the replicating portfolio of options is equal to: D minus C.
For each Segment with a Dual Performance Trigger Rate and Protection Level, the replicating portfolio of financial instruments is equal to: F minus C.
For each Segment with Annual Lock, we designate and value a replicating (derivative) structure which is tied to the compounded performance for each year of the Annual Lock Segment. The market standard model is adjusted by us to account for additional market risks relevant to the Annual Lock Segment.
For each Dual Plus Segment, the replicating portfolio of financial instruments is equal to: F plus B (at the Dual Rate) minus B (at the Performance Cap Rate) minus E.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the index at the time of the calculation (including the potential for resets of each Annual Lock Period).
This relationship is referred to as the “moneyness” of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date (or remaining Annual Lock Periods) and moneyness of the designated option that we use in our calculations. Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we calculate market values of financial instruments each business day based on inputs from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values, we will use the option value on the last day it was available to calculate a new Interim Value.

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Examples
The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps and Protection Levels.

	1 Year	6 Year	6 Year
Indexed Term length	12 months	72 months	72 months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	12%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$(197)	$(197)	$(163)
Interim Value = Sum of 1 + 2	$800	$800	$777
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$800	$800	$800

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$(28)	$(27)	$(6)
Interim Value = Sum of 1 + 2	$969	$970	$934
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000	$1,000

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$104	$203	$210
Interim Value = Sum of 1 + 2	$1,101	$1,200	$1,150
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,120	$1,200	$1,200

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$119	$401	$335
Interim Value = Sum of 1 + 2	$1,116	$1,398	$1,275
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,120	$1,400	$1,400

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Participation Rates and Protection Levels.

	3 Year	3 Year
Indexed Term length	36 months	36 months
Months since Indexed Term Start Date	33	15
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Participation Rate	100%	100%
Months to End Date	3	21

Change in Index Value is -30%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$(197)	$(189)
Interim Value = Sum of 1 + 2	$797	$766
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$800	$800

Change in Index Value is -10%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$(27)	$(23)
Interim Value = Sum of 1 + 2	$966	$932
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is 20%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$203	$230
Interim Value = Sum of 1 + 2	$1,196	$1,185
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,200	$1,200

Change in Index Value is 40%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$401	$412
Interim Value = Sum of 1 + 2	$1,394	$1,367
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,400	$1,400

B-7

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
Indexed Term length	12 months	12 months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Performance Trigger Rate	12.5%	12.5%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$(30)	$(33)
Interim Value = Sum of 1 + 2	$953	$940
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is -5%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$30	$24
Interim Value = Sum of 1 + 2	$1,013	$997
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is 10%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$93	$83
Interim Value = Sum of 1 + 2	$1,076	$1,056
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,125	$1,125

Change in Index Value is 20%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$113	$105
Interim Value = Sum of 1 + 2	$1,096	$1,078
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,125	$1,125

B-8

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Dual Performance Trigger Rates and Protection Level.

	1 Year	1 Year
Indexed Term length	12 Months	12 Months
Months since Indexed Term Start Date	9	3
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Dual Performance Trigger Rate	6%	6%
Months to End Date	3	9

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$(4)	$(24)
Interim Value = Sum of 1 + 2	$989	$956
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,010	$1,010

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$43	$20
Interim Value = Sum of 1 + 2	$1,036	$1,000
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$59	$49
Interim Value = Sum of 1 + 2	$1,052	$1,029
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$59	$55
Interim Value = Sum of 1 + 2	$1,052	$1,035
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

B-9

The following examples demonstrate how the Interim Value is calculated in different scenarios for Dual Plus Indexed Segments.

	6 Year	6 Year
Indexed Term length	72 Months	72 Months
Months since Indexed Term Start Date	54	18
Indexed Crediting Base	$1,000	$1,000
Dual Rate	15%	15%
Performance Cap	70%	70%
Months to End Date	18	54

Change in Index Value is -15%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$(10)	$(12)
Interim Value = Sum of 1 + 2	$967	$922
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is -5%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$67	$57
Interim Value = Sum of 1 + 2	$1,044	$991
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,100	$1,100

Change in Index Value is 10%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$175	$149
Interim Value = Sum of 1 + 2	$1,152	$1,083
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,150	$1,150

Change in Index Value is 20%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$245	$205
Interim Value = Sum of 1 + 2	$1,222	$1,139
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,200	$1,200

B-10

The following example demonstrates the effect of taking a withdrawal when the Interim Value is down from the initial Purchase Payment and there are Surrender Charges applicable.
Initial Purchase Payment:	$50,000	This equals the total Crediting Base for all Indexed Accounts selected.
Current Contract Value:	$45,000	This is the sum of the Interim Value of all Indexed Segments.
Withdrawal requested:	$9,000	This is 20% of the current Contract Value (and exceeds the amount that is free of surrender charges).
Surrender charge:	$315	Based on a surrender charge rate of 7% and applied to the portion of the withdrawal that exceeds 10% of Contract Value.
Interim Value after withdrawal:	$35,685	This is the total reduction of 20.70% from current Contract Value.
Crediting Base after withdrawal:	$39,650	The Crediting Base is reduced proportionately by 20.70%.

Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”) is a wholly owned subsidiary of Lincoln National Corporation and an affiliate of Lincoln Life as a result of common control. LFD serves as the principal underwriter (the “Principal Underwriter”) for the Contracts, as described in the prospectus. The offering of the Contracts is continuous. The Principal Underwriter has also entered into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives who are registered with Selling Firms are appointed as our insurance agents. LFD, in its capacity as Principal Underwriter, paid to Selling Firms, sales compensation totaling $1,135,279 in 2024 and $2,225,230 in 2025, in connection with all of the Contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts. LFD maintains its principal place of business at 130 North Radnor Chester Road, Radnor, Pennsylvania 19087.
Contract Information
Additional Services
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request or in another manner acceptable to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Financial Statements
The December 31, 2025 consolidated financial statements of Lincoln Life are incorporated into this SAI by reference to the most recent Form N-VPFS (“N-VPFS”) filed with the SEC.

B-11

Prospectus 4

Lincoln Level Advantage 2®Advisory Class Index-Linked Annuity Contracts
May 1, 2026
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-877-737-6872
This prospectus describes an individual single premium index-linked deferred annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) or 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. We offer other types of annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this Contract is the best product for you.
This Contract is available through third-party financial intermediaries who may charge an advisory fee for their services. That fee is in addition to contract fees and expenses. If you elect to pay third-party advisory fees out of your Contract Value, each deduction will reduce your Contract Value, may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to a negative Contract Adjustment, federal and state income taxes, and a 10% penalty tax.
This Contract is a complex investment and involves risks, including potential loss of principal.
The Contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus describes all material rights and obligations of annuity purchasers under the Contract. The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please check with your financial professional regarding availability.
The minimum Purchase Payment for the Contract is $25,000. No Purchase Payments will be accepted after the date the Contract is issued. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. The minimum allocation to an Indexed Account is $2,000 and you can only reallocate Contract Value to an Indexed Account on an Indexed Anniversary Date.
You may invest in one or more of the available Indexed Accounts, subject to any limitations described herein. See Appendix A – Investment Options Available Under The Contract. Indexed Accounts are established for either 1-Year or 6-Year terms, and the return on these accounts at the end of the Indexed Term is based in part on the performance of a specified Index. Each Indexed Account will have either: (i) a specified Performance Cap, which is the highest Performance Rate that we will credit; (ii) a Performance Trigger Rate that provides a specified rate of return if the performance of the Index is zero or positive; (iii) a Dual Performance Trigger Rate, which will either provide a specific rate of return if the performance of the Index is positive, zero or negative within the Protection Level or be added to the Index performance percentage and the Protection Level if the Index performance is negative and beyond the Protection Level; or (iv) a Dual Rate, which will provide either a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative, and a Performance Cap that applies if the Index performance exceeds the Dual Rate. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. The amount of gain credited for each Indexed Segment at the end of an Indexed Term will be limited by the Performance Cap, Performance Trigger Rate or Dual Performance Trigger Rate we declare. We guarantee a minimum declared crediting rate for each Indexed Account. See Appendix A – Investment Options Available Under The Contract for the guaranteed minimum declared crediting rates for each Indexed Account.

1

If any Indexed Segment has a Protection Level or a Dual Rate, any loss for each Indexed Segment at the end of an Indexed Term including any loss experienced from negative Index performance, is limited by the Protection Method. Your Contract Value may not be impacted by any loss up to the applicable Protection Method that you choose if you do not make withdrawals during the Indexed Term. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or a 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or a 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection Level. This potential of loss exists for each Indexed Term, and over the life of the Contract which could be much greater. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, in which case you could lose the entire amount of your investment.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in negative Contract Adjustments, taxes, and tax penalties. Your risk of loss may be greater if you make a withdrawal prior to the End Date of an Indexed Term because a negative Contract Adjustment based on the Interim Value of the Indexed Segment may apply. The Interim Value for each Indexed Segment is calculated each Valuation Date prior to the End Date of the Indexed Term. The Interim Value calculation is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased.
If you withdraw Contract Value prior to the End Date of an Indexed Term (including the ongoing deduction of advisory fees), the withdrawal will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised.
We hold all or a portion of the assets for our obligations for the Indexed Account options in a non-registered, non-insulated separate account, established by Us. We do not guarantee how any of the Indexed Accounts will perform. There is a risk of loss of your investment because you agree to absorb all losses in excess of the level of protection you selected.
Investors should consult a financial professional about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon your financial situation and objectives. We do not guarantee that all of the Indexed Account options will always be available. Our obligations under the Contract, including amounts to be paid to you from the Indexed Accounts, are subject to our financial strength and claims-paying ability.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available online at www.Investor.gov.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

2

3

Special Terms
In this prospectus, the following terms have the indicated meanings:

Annual Locks—An Indexed Account with Annual Locks is a multi-year account in which the performance is calculated on each Indexed Anniversary Date, but the performance is not credited to or deducted from the Indexed Segment until the End Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contract Adjustment—A positive or negative adjustment to the Contract based on the Interim Value of an Indexed Segment.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Performance Trigger Rate, Dual Performance Trigger Rate, and Dual Plus.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
Dual Performance Trigger Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
Dual Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment of a Dual Plus Indexed Account at the end of the Indexed Term.
Dual Plus—A Crediting Method that uses, in part, a Performance Cap and Dual Rate to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
End Date—The last day of the Indexed Term.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. Deductions made for advisory fees may impact your Contract Value, and may reduce the benefits under your Contract.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an Index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base or Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term or Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interim Value—Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation, annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term. The Interim Value is also used when Secure Lock+® is chosen.

4

Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Monthly Anniversary—The same calendar day as the Contract Date for each succeeding month following the Contract Date.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an Index over a specified period of time, adjusted for the applicable Protection Method and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate— The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the Index performance is zero or positive.
Protection Level—The portion of loss that the Company will absorb from any negative Index performance. If the Index performance is negative by more than the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner. The Protection Level is not available on Dual Plus accounts.
Protection Method—The method used in protecting from negative Index performance at the end of an Indexed Term, including Protection Levels and Dual Rates.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Reset Rate—The new Performance Cap, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate if you choose to lock the Interim Value of an Indexed Segment before the end of the Indexed Term under Secure Lock+®.
Secure Lock+®—A feature that allows the Interim Value to be locked in on any given Valuation Date, other than an Indexed Anniversary, for an Indexed Segment.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

5

Overview of the Contract
Purpose of the Contract
The Lincoln Level Advantage 2®Advisory Class Index-Linked Annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select and a Death Benefit payable to your designated Beneficiaries upon the death of a Contractowner or Annuitant.
This Contract is issued as part of a Fee-Based Financial Plan which is described in more detail in the Benefits Available Under The Contract – Additional Services section below.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals. See Surrenders and Withdrawals.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Commencement Date; and (2) a payout (income) phase, after the Annuity Commencement Date.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your Purchase Payment and earnings in the Indexed Accounts available under the Contract, each of which has its own Index, Indexed Term, Crediting Method, and Protection Method. The available Indexed Accounts are listed in Appendix A – Investment Options Available Under The Contract.
Different Crediting Methods and Protection Methods are available for your Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term to amounts allocated to an Indexed Account based, in part, on the performance of the Index. Interest is credited for any gain or deducted for any loss only on the End Date of an Indexed Segment. You could lose a significant portion of your investment if the Index declines in value.
The Protection Method you select determines the type of protection you will have for each Indexed Segment. For Indexed Accounts with Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you do not make any withdrawals until the End Date of the Indexed Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, the Indexed Segment will be impacted for the remaining portion of the loss. For example, if the Index return is -15% and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%.
For Indexed Accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Dual Rates of 10% or 15%.
We will always make at least one Indexed Account available under this Contract, but we do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The Crediting Method you select determines the Performance Rate for an Indexed Segment. Any applicable Crediting Method may limit the positive Index return used in calculating interest on the End Date of an Indexed Segment. Each Indexed Account will have either:
i)
a specified Performance Cap, which is the highest Performance Rate that we will credit. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;

ii)
a Performance Trigger Rate that provides a specified rate of return if the Index performance is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;

iii)
a Dual Performance Trigger Rate, which will either provide a specific rate of return if the Index performance is positive, zero

6

or negative within the Protection Level or be added to the Index performance and the Protection Level if the Index performance is negative and beyond the Protection Level. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; if the Index return is 2% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; or
iv)
a Dual Rate, which will either provide a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative. An Index Account with a Dual Rate will also have a Performance Cap, which is the highest Performance Rate that we will credit if the Index performance exceeds the Dual Rate. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%; if the Index return is 4% and the Performance Cap is 50% and the Dual Rate is 15%, we will credit 15% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 15%.

In addition, the Reset Rate may limit a positive Index return if you choose to lock-in the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock-in, and those Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock-in the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
We guarantee a minimum declared crediting rate for each Indexed Account. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a set period of years, for as long as you live, or for the longer of the two.
If you annuitize, your investments will be converted to income payments and you will no longer be able to choose to make withdrawals from your Contract. All benefits during the accumulation phase (including guaranteed minimum Death Benefits) terminate upon annuitization.
Primary Features and Options of the Contract
Accessing your money. During the accumulation phase, you can surrender the Contract or withdraw part of the Contract Value. If you surrender or take an early withdrawal, including the deduction of advisory fees, you may have to pay taxes and a tax penalty if you are younger than 59½. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term. Additionally, if you surrender the Contract or withdraw from an Indexed Segment prior to its End Date, you will be subject to a Contract Adjustment based on the Interim Value.
Secure Lock+®. On any Valuation Date, excluding an Indexed Anniversary, between a Term’s Start Date and Term’s End Date, you may request to lock the Interim Value (“Secure Lock+®”) of an Indexed Segment.
You could lose a significant amount of money due to the Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. The Interim Value calculated at the end of the Valuation Date will be locked in and once selected, a Secure Lock+® is irrevocable. If you request a lock-in of the Indexed Segment when the Interim Value is below your Indexed Crediting Base, Protection Methods do not apply and you assume all loss. Secure Lock+® is not available with all Crediting Methods and Protection Methods. Withdrawals prior to the Segment End Date may have a significant impact on your Contract Value. See the Contract Adjustments discussion below.
Tax treatment. Earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
Death Benefit. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner(s) or the Annuitant.
Additional Service. The Automatic Withdrawal Service allows you to automatically take periodic withdrawals from your Contract, and is available under the Contract for no additional charge.
Fees Associated with Fee-Based Financial Plans. You may provide authorization to have your advisory fees paid to your financial professional’s investment firm from your Contract Value. Advisory fee withdrawals may not be treated as a distribution for federal tax

7

purposes under certain conditions. Advisory fee withdrawals may not be available in all states and certain firms may not allow withdrawals to pay advisory fees from your Contract Value. These payments will be treated as withdrawals from your Contract Value and may result in a significant reduction in your Death Benefit. An Advisory fee withdrawal from the Contract will always reduce the Contract Value and Contract Value portion of the elected Death Benefit on a dollar-for-dollar basis. Over time, withdrawals taken for the payment of advisory fees could significantly reduce your Contract Value. Please discuss deducting advisory fees from Contract Value with your financial professional prior to making any election.
Additionally, if you elect to pay a third-party advisory fee out of your Contract Value, this deduction may result in a negative Contract Adjustment, reduce your Death Benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax. See Federal Tax Matters – Payment of Investment Advisory Fees.
Contract Adjustments
If you make any withdrawals, including the deduction of advisory fees, surrenders, or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be subject to a Contract Adjustment based on Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of Index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value generally would be lower the earlier a withdrawal or surrender is made in a Term.
Important Information You Should Consider About the Lincoln Level Advantage 2®Advisory Class Index-linked Annuity Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
If you remove Contract Value prior to the End Date of an Indexed Term, we will apply a Contract Adjustment based on Interim Value, which could be negative, and you could lose up to 100% of your investment due to the Contract Adjustment. For example, if you allocate $100,000 to an Indexed Account and later withdraw the entire amount before the
Indexed Term has ended, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also make a deduction to pay a third-party advisory fee, or have to pay taxes, and tax penalties. Contract Adjustments are applied to withdrawals, surrenders, reallocations, annuitizations and Death
Benefit payments prior to the End Date of an Indexed Term and upon a
Secure Lock+® request.
●Fee Tables ●Charges and Adjustments ●Charges and Adjustments – Contract Adjustments
Are There Transaction Charges?	No: The Contract does not impose any transaction charges.	●Fee Tables ●Charges and Adjustments ●Federal Tax Matters – Payment of Investment Advisory Fees
Are There Ongoing Fees and Expenses?
Yes:
There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by the Company through the use of a Performance Cap, Performance Trigger Rate,
Dual Performance Trigger Rate, or Reset Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from
Index losses. Additionally, in certain cases your Contract Value may be subject to a negative Interim Value adjustment.
●Fee Tables ●Charges and Adjustments

8

	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes:
●You can lose money by investing in the Contract. Your investment in the Indexed Accounts is subject to all losses in excess of the
Protection Method you choose including any loss experienced from a negative Index performance. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or
15% Dual Rate, up to 80% of your investment in an Indexed
Account with a 20% Protection Level, up to 75% of your
investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a
30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.
●An Interim Value is calculated if an early withdrawal is taken prior to the end of an Indexed Term. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●Indexed interest will only be credited to an Indexed Account at the end of an Indexed Term. No interest will be credited to funds withdrawn, reallocated, or surrendered before the end of an Indexed
Term.
●Withdrawals or reallocations taken prior to the end of an Indexed
Term may result in a negative Contract Adjustment based on the
Interim Value and loss of positive Index performance. The Interim
Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●At the end of an Indexed Term, you may reallocate the Indexed
Segment Ending Value to any available Indexed Account as long as the reallocation request is received on or before the Indexed
Anniversary Date. If we do not hear from you by the end of the
Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method, Indexed
Term, Index and Protection Method if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum rates. If the same type of Indexed Segment is not
available, your Segment Ending Value will be moved to the 1-Year
S&P 500® Price Return Index with Performance Cap and 10%
Protection Level and will not be eligible for reallocation into another
Indexed Account until the next Indexed Anniversary Date.
●Fee Tables ●Principal Risks of Investing in the Contract ●Surrenders and Withdrawals ●Charges and Adjustments

9

	RISKS	Location in Prospectus
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the Indexed Accounts you choose.
Performance can vary depending on the performance of the Indexes linked to the Indexed Accounts.
●Each Indexed Account has its own unique risks and you should review the available Indexed Accounts before making an investment decision.
●The Crediting Method you select may limit positive (upside) Index returns. This may result in you earning less than the Index return.
For example:
●If the Indexed Account has a Performance Cap, and the Index
return is 12% and the Performance Cap is 10%, we will credit
10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Performance Trigger Rate, and the
Index return is 12% and the Performance Trigger Rate is 10%, we will credit 10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Performance Trigger Rate, and
the Index return is 12% and the Dual Performance Trigger Rate is
8%, we will credit 8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Rate and Performance Cap, and
the Index return is 60% and the Performance Cap is 50%, we will credit 50% in interest at the end of the Indexed Term.
●A Reset Rate may limit positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. For example, if the Index return is 12%, and the Reset Rate is a 2%
Performance Cap, we will credit 2% in interest at the end of the
Indexed Term.
●While an Indexed Account with Dual Performance Trigger Rate or
Dual Plus may provide for a positive Performance Rate even in the event of negative Index performance, there is no guarantee of investment gain. Negative Index performance may result in
significant loss.
●The Protection Level will limit negative (downside) Index returns.
For example, if the Index return is -25% and the Protection Level is
10%, we will deduct 15% (the amount that exceeds the Protection
Level) at the end of the Indexed Term.
●The Dual Rate will limit negative (downside) Index returns. For example, if the Index return is -25% and the Dual Rate is 15%, we will deduct 10% at the end of the Indexed Term.
●Each Index is a “price return Index”, not a “total return Index”, and does not, therefore, reflect dividends paid on the underlying securities. This will cause the Index to underperform a direct investment in the securities composing the Index.
●The providers of ETFs that serve as Indexes for certain Indexed
Accounts deduct fees and costs when calculating performance.
●These factors may result in you earning less than the Index return.
●Principal Risks of Investing in the Contract ●Appendix A – Investment Options Available Under the Contract

10

	RISKS	Location in Prospectus
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to
Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-877-737-6872 or visiting www.LincolnFinancial.com.
●Each Index’s returns do not include any dividends or other
distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index.
●Principal Risks of Investing in the Contract
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●You cannot reallocate from an Indexed Account to another Indexed
Account except on an Indexed Anniversary. If you reallocate from an
Indexed Account on an Indexed Anniversary Date that is not the End
Date of the Indexed Term, any such reallocation will be based on the
Interim Value of the Indexed Account (or the value locked-in through previous exercise of Secure Lock+®).
●All Indexed Segments must begin on the Indexed Anniversary Date.
All future Indexed Terms must begin on the same Indexed
Anniversary Date. This means that after the initial Indexed Segment is created you can only make reallocations of Contract Value to the
Indexed Accounts one time a year. If you have more than one 6-Year
Term Indexed Segment in effect at any time, Indexed Terms of the same Indexed Term length must have the same Start Date.
●We determine and provide the available Indexed Accounts and applicable rates for the Crediting Methods of each Indexed Segment at least 5 business days in advance of the Indexed Anniversary Date.
We may not offer new Indexed Segments for the Indexed Accounts or we may change the features of an Indexed Account from one
Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees).
Therefore, an Indexed Account may not be available for you to reallocate your Contract Value on an Indexed Anniversary Date.
●We have the right to substitute an alternative Index prior to the End
Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed
Segment, we will not change the Crediting Method or Protection
Method for the Indexed Term. We will attempt to choose a new
Index that has a similar investment objective and risk profile to the existing Index.
●Indexed Accounts ●Appendix A – Investment Options Available Under the Contract

11

	RESTRICTIONS	Location in Prospectus
Are There any Restrictions on Contract Benefits?
Yes:
●Withdrawals will reduce the Death Benefit.
●The Contract will terminate when any Death Benefit is paid due to the death of the Annuitant.
●If you elect to pay third-party advisory fees out of your Contract
Value, this deduction may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●The Contracts
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your financial professional may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns with the professional’s firm.
(Your investment professional may be your broker-dealer,
investment adviser, insurance agent, or someone else.)
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you currently own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance

12

Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Indexed Account. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected. These charges do not reflect any advisory fees paid to a financial intermediary from Contract Value. If such charges were reflected, the ongoing fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Indexed Account. State premium taxes may also be deducted.

TRANSACTION EXPENSES

There are no sales charges, deferred sales charges, or surrender charges associated with this Contract.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Indexed Account or from the Contract before the expiration of an Indexed Term.

ADJUSTMENTS

Contract Adjustment (Interim Value) Maximum Potential Loss (as a percentage of Contract Value at the start of an Indexed Term)	100%
1 If you make any withdrawals (including advisory fees), surrender or terminate your Contract, reallocate Contract Value from an Index Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method or Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The maximum loss would occur if there is a total distribution for an Indexed Segment at a time when the
Index Value has declined to zero or close to zero.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

Base Contract Expenses	N/A
Optional Guarantee of Principal Death Benefit (as a percentage of Contract Value on each Contract Date Anniversary)
Age at Contract Issue 75 or younger (all Contractowners and Annuitants)	0.00%
Age at Contract Issue 76 or older (any Contractowners and Annuitants)	1.00%
In addition to the fees described above, we limit the amount you can earn on Indexed Accounts. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

13

Principal Risks of Investing in the Contract
This section describes potential risks associated with the Contract.
Market Risk. There is a risk of loss of your investment in the Indexed Segments since the performance tracks a market Index. You are responsible for all losses in excess of the Protection Method you choose. Under extreme circumstances, at the end of an Indexed Term, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level and up to 70% of your investment in an Indexed Account with a 30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that will limit Index losses, which would mean risk of loss of the entire amount invested.
The Protection Method applies for the full term of the Indexed Segment including Segments with Annual Locks. Each time you move into a new Indexed Segment, you may have a new Protection Method and are subject to the same risk of loss as described above. There is also a risk of loss upon an early withdrawal. For Annual Lock accounts, since the gain or loss is established each year, losses can accumulate so that you could actually lose more than the amount in excess of the Protection Level percent. Losses you incur in one year will reduce the amount invested for the next year. In a continuing down market over the Indexed Term, however, your loss could exceed the Protection Level. For example, if you chose a 10% Protection Level and if loss occurred during each Annual Lock period for the remainder of the term, you could lose more than 90% of your principal in an Annual Lock account.
Early Withdrawal Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income also mean that the Contract is more beneficial to investors with a long-term horizon. You should carefully consider the risks associated with taking a withdrawal or surrendering the Contract. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
If you withdraw Contract Value from an Indexed Account prior to the End Date of an Indexed Term it will be based on the Interim Value of the Indexed Account. Withdrawals include the deduction of advisory fees paid from your Contract Value. Under extreme conditions, a negative Contract Adjustment based on Interim Values could result in a loss of up to 100% of your Contract Value in an Indexed Segment. Additionally, the withdrawal will cause an immediate reduction to your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Indexed Segment Ending Value at the end of the Indexed Term unless Secure Lock+® is exercised. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term. Contract Value must remain in an Indexed Segment until the end of the Indexed Term to be credited with all or partial interest unless Secure Lock+® is exercised.
To determine the Interim Value, we apply a formula which is not the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be less than if you had held the Indexed Segment for the full Indexed Term. It also means that you could have a negative performance, even if the value of the Index has increased during the calculation period. All withdrawals (including surrender or termination of your Contract), reallocation of Contract Value from an Indexed Segment, annuitization of your Contract or payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date will be based on the Interim Value.
Deduction of Advisory Fee Risk. This deduction of advisory fees from Contract Value may reduce the Death Benefit and other guaranteed benefits, and may be subject to a negative Contract Adjustment, federal and state income taxes, and a 10% federal penalty tax.
Indexed-Account Risk. Each available Index will expose you to risks associated with equity markets. Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with the Indices, which means that the value of the Indices can change dramatically over a short period of time in either direction. The Indices used are “price return Indices”, not “total return Indices”, meaning that each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index. Additionally, the ETF providers deduct fees and costs when calculating performance, which will reduce the ETF returns and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indices and ETFs do not represent a direct investment in the Index or ETF or in the securities tracked by the Index.
We may change the Index on a particular Indexed Account if the Index is discontinued or if we feel the Index is no longer appropriate. This change may occur in the middle of an Indexed Segment and this change may impact how your Indexed Segment performance and Interim Value are calculated. See the Discontinuance or Substitution of an Index section later in the prospectus for more information.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Ending Value in a new Indexed Segment with the same Crediting Method, Indexed Term, Index, Protection Level, or Dual Rate, as applicable, if available. The Crediting Method for the new Indexed Segment could be less advantageous than the current Indexed Segment because the rate

14

may be different. If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500® Price Return Index with Performance Cap, 10% Protection Level. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.
Investors in an Indexed Account have no rights in the linked Index. You will not have voting rights or rights to receive cash dividends or other rights that shareholders who invest in mutual funds based on these Indices or in the ETFs would have.
Additional risks for specific Indices are as follows:
●
S&P 500® Price Return Index: This Index is comprised of equity securities issued by large-capitalization U.S. companies. In general large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.

●
Russell 2000® Price Return Index: Compared to mid-and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

●
Capital Strength Net Fee IndexSM: This Index has fewer stocks than broad based indices; therefore, the risk is spread between fewer equity securities. This Index may not track other large cap indices.

●
First Trust American Leadership IndexTM: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.

●
Capital Group Growth ETF: Market conditions and global events can affect the value of securities held by the fund. Growth-oriented stocks and investments outside the United States may entail larger price swings and susceptibility to economic, political, and regulatory changes. Additionally, trading fund shares on the secondary market can lead to further fluctuations due to trading at different times and foreign exchanges differences.

Risks Associated with Crediting Methods and Protection Methods. The available Indexed Accounts with applicable Crediting Methods and Protection Methods will vary over time. Before investing in a new Indexed Segment, you should determine exactly what Indexed Accounts, Protection Methods, and Crediting Methods are available to you. There is no guarantee that more than one Indexed Account will be available in the future. You risk the possibility that you would find declared caps and rates unacceptable (i.e. could be lower than what were available at the time your Contract was issued), so you should make sure the Segment(s) you select is appropriate for your investment goals.
●
The Protection Method that is applicable to an Indexed Account only provides you with limited protection from negative Index performance at the end of an Indexed Term, or, in the case of Indexed Account with an Annual Lock, each Contract Year during the Indexed Segment. You could lose a significant amount of your Purchase Payment and/or prior earnings under the Contract despite these limits on negative Index returns. You also bear the risk that continued negative Index returns may result in zero or a negative Performance Rate being credited to your Contract Value over multiple strategy periods. Given that the Protection Method applies to a single Indexed Term, if an Indexed Account is credited with a negative Performance Rate for multiple Indexed Terms, the cumulative loss may exceed any single Indexed Term’s stated Protection Method. Similarly, if you select an Indexed Account with an Annual Lock, the Protection Level will apply each Contract Year during an Indexed Term, so if the Index has negative performance for multiple Contract Years during the Indexed Term, the cumulative loss reflected in the Performance Rate at the end of the Indexed Term may exceed any single Contract Year’s stated Protection Level. The Protection Method does not apply to your Interim Value, so in order to receive the full protection you must hold your investment until the end of the Indexed Term.

●
Gains in your Indexed Segments are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Performance Cap exists for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Generally, Indexed Segments with greater Protection Levels have lower Performance Caps. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times.

●
Gains in your Indexed Segments are limited by any applicable Performance Trigger Rate. If the performance of the Index is zero or positive, a specified rate is used to determine the Segment Ending Value. The Performance Trigger Rate may be lower than the actual performance of the Index, which means that your return may be lower than if you had invested directly in a fund based on the applicable Index. The Performance Trigger Rate applies for the full term on the Indexed Segment unless Secure Lock+® is exercised. Generally, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate may be lower for Contracts with Guarantee of Principal Death Benefit. Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.

●
Gains in your Indexed Segment are limited by any applicable Dual Performance Trigger Rate. The Dual Performance Trigger Rate is used in determining the Segment Ending Value. The Dual Performance Trigger Rate may be lower than the actual performance of the Index, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Dual Performance Trigger Rate applies for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Dual Performance Trigger Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Dual Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent

15

Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new Contracts or for the other Contracts issued at different times.
●
Gains in your Dual Plus Indexed Segment are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Performance Cap exists for the full term of the Indexed Segment. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or other Contracts issued at different times.

●
For Indexed Accounts without an Annual Lock, the indexed performance credited to or deducted from your Indexed Segment is determined on the last day of the Indexed Term. It is not affected by the price of the Index on any date in between the effective date of the Indexed Account and the End Date of the Indexed Term. Annual Lock accounts are not affected by Index prices between the Annual Lock anniversaries.

Risks Associated with Secure Lock+®
You should carefully consider whether and when to elect a Secure Lock+® of your Interim Value. A lock-in may only be requested once per Contract Year per Indexed Segment and is irrevocable. Your locked-in value could be less than if you chose not to lock- in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply, and you assume all loss. If you have elected to lock-in and the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase. Additionally, you assume the risk that your Reset Rate may not be known when you request a lock-in and the Reset Rate may be lower, significantly lower than the rate prior to the lock-in. Secure Lock+® is not available with all Indexed Accounts. Refer to the “Secure Lock+®” section for additional details and examples.
Insurance Company Risk
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An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

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Your receipt of funds invested in the Indexed Segments is based on the claims paying ability of Lincoln Life. You have no ownership rights in the underlying securities. The assets backing the Indexed Accounts are not segregated from other business of Lincoln Life.

Contract Changes Risk
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We reserve the right, within the law, to make certain changes to the structure and operation of the Indexed Accounts at our discretion and without your consent. We may add to or delete Indexed Accounts currently available or change the features of an Indexed Account from one Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees). We do not guarantee that more than one Indexed Account option will always be available.

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We have the right to substitute an alternative Index prior to the End Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed Segment, we will not change the Crediting Method or Protection Method for the Indexed Term. We will attempt to choose a new Index that has a similar investment objective and risk profile to the existing Index.

Cybersecurity and Business Interruption Risks. We rely heavily on our computer systems and those of our business partners and service providers to conduct our business. As such, our business is vulnerable to cybersecurity risks and business interruption risks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data; interference with or denial of service; attacks on websites or systems; operational disruptions; and unauthorized release of confidential customer or business information. Cybersecurity risks affecting us, any third-party administrators, underlying funds, index providers, intermediaries, and service providers may adversely affect us and/or your Contract. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including order processing; impact our ability to calculate Contract values; cause the release and possible destruction of confidential customer or business information; and/or subject us to regulatory fines, litigation, financial losses or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that systems disruptions, cyberattacks and information security breaches will always be detected, prevented, or avoided in the future.
In addition to cybersecurity risks, we are exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. Any such disasters could interfere with our business and our ability to administer the Contract. For example, they could lead to delays in our processing of Contract transactions, including orders from Contractowners, or could negatively impact our ability to calculate Contract values. They may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that negative impacts associated with natural and man-made disasters will always be avoided.

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Purchase Payment Risk. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. You should carefully consider the amount of your Purchase Payment when purchasing the Contract and whether to take a withdrawal under the Contract. The reduction of Contract Value as a result of a withdrawal may not be offset by gains as a result of positive performance of your investment selections.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same owner, joint owner, or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Indexed Accounts
The Contract offers several Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term based, in part, on the performance of an Index. This rate of return is the Performance Rate. An Indexed Account is defined by the Index tracked, the length of the Indexed Term, the Crediting Method, and the Protection Level or Dual Rate, as applicable, it provides, and whether or not it includes an Annual Lock. An investment in an Indexed Account is not an investment in the Index or in any Index fund.
You could lose a significant portion of your investment in an Indexed Segment if the Index declines in value. You are responsible for all losses in excess of the Protection Level or Dual Rate you choose. There is also a risk of loss upon an early withdrawal. If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will be based on Interim Value and will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. You could lose a significant portion of your investment in an Indexed Segment if amounts are removed from the Indexed Segment prior to the end of the Indexed Term.
You may allocate all or a portion of your Purchase Payment into one or more Indexed Accounts. The minimum allocation to an Indexed Account is $2,000; there is no maximum allocation limit. A new Indexed Segment is established upon an allocation to an Indexed Account. Each Indexed Segment may have its own:
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Start Date

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Crediting Base

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Performance Rate

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Performance Cap

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Performance Trigger Rate

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Dual Performance Trigger Rate

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Dual Rate

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Contract Value

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End Date

Information regarding each Indexed Account, including 1) its name, 2) its type, 3) its Indexed Term, 4) its Crediting Method, 5) its Protection Method, and 6) its minimum limit on Index gain, is available in Appendix A – Investment Options Available Under The Contract.
Indices. Each Indexed Account references a market index or ETF that determines the performance of its associated Indexed Segments. A market index, unlike an ETF, is not a fund; it is unmanaged and is not available for direct investment. We currently offer Indexed Accounts based on the performance of the following securities indices and ETFs:
S&P 500® Price Return Index (SPX). The S&P 500® Index is comprised of 500 stocks considered representative of the overall market.
Russell 2000® Price Return Index (RTY). The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 2000® Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.
Capital Strength Net Fee IndexSM (NQCAPSTNF). The Index is comprised of 50 stocks selected based on cash on hand, debt ratios and volatility. The Capital Strength Price Return IndexSM will be reduced by 0.65% to result in the Capital Strength Net Fee IndexSM.
First Trust American Leadership IndexTM (FTUSLDRS). The First Trust American Leadership IndexTM provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American

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Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership IndexTM incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.
Capital Group Growth ETF (CGGR). The fund’s investment objective is to provide growth of capital. The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Up to 25% of assets can be invested outside the U.S.
The Indices used are “price return Indices,” not “total return Indices,” meaning that each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index. Additionally, the ETF providers of the ETFs that serve as Indices for certain Indexed Accounts deduct fees and costs when calculating performance, which will reduce the ETF returns and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indices and ETFs do not represent a direct investment in the Index or ETF. If an Index is discontinued or substantially changes (for example if an Index sponsor announces that it will make a material change in the formula for or the method of calculating the Index or in any other way materially modifies the Index, or an ETF provider substantially changes the investment objective), we reserve the right to select an alternative Index or ETF and we will notify the Contractowner of such changes. In selecting an alternative Index or ETF we will attempt to approximate the performance of the original investment in a commercially reasonable manner in light of relevant market circumstances at the time. Any substitution is subject to approval by the state insurance authorities where the Contract and rider were issued, if required by law. A change to the Index or ETF in the middle of a Segment may impact the calculation of the Performance Rate for the Segments. When we notify you of a change to the Index or ETF, we will also state how the change will impact your Performance Rate. Investments in new Segments are available on an Indexed Anniversary Date.
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Performance Cap and a hypothetical 10% Protection Level. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any specific Indexed Account. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Indexed Account. This performance does not reflect any Contract Adjustment based on Interim Value or any Contract fees and charges, which may reduce performance.

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The S&P 500® Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Russell 2000® Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Capital Strength Net Fee IndexSM is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.

The First Trust American Leadership IndexTM is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.

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The Capital Group Growth ETF deducts fees and costs when calculating the Index return. This will reduce the ETF return and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that is linked to this ETF does not participate in dividend or capital gains distributions of the ETF, if any.
Indexed Term. The Indexed Term is the specified period of time over which an Index’s performance is measured, subject to applicable limits on Index gains and losses, to determine the amount of positive, negative or zero interest that will be credited to an Indexed Account at the end of the period. 1-Year and 6-Year Indexed Terms are available in this Contract. An Indexed Segment begins on the day your money is allocated to an Indexed Segment, called the Start Date. The yearly anniversary of the Start Date of the initial Indexed Segment is the Indexed Anniversary Date of your Contract. This is the Indexed Anniversary Date for the life of your Contract.
You may choose to allocate your Purchase Payment to different Indexed Accounts, but all Indexed Segments must begin on the Indexed Anniversary Date. All future Indexed Terms must begin on the same Indexed Anniversary Date. This means you can only allocate to Indexed Accounts one time a year. For example, you may start a 6-Year Indexed Segment, and three years later, you can start a 1-Year Indexed Segment, as long as the 1-Year Indexed Segment begins on the Indexed Anniversary Date for your Contract. If you have more than one 6-Year Indexed Segment in effect at any time, Indexed Terms of the same term length must have the same Start Date.
Your Contract Value must remain in an Indexed Account until the end of the Indexed Term to be credited with all or partial interest and to avoid a possible Contract Adjustment based on Interim Value, in addition to potential tax consequences. If you make any withdrawals (including surrender or termination of your Contract), reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. For more information, see “Interim Value” later in this section. Lincoln reserves the right to make additional Indexed Account options available or to withdraw currently available Indexed Account options and change the features of an Indexed Account from one Indexed Term to the next, including the Index and the current limits on Index gains and losses, in the future.
Indexed Contract Value. For each Indexed Segment the daily value is determined as follows:
a. On the Start Date of the Indexed Segment, the value of the Indexed Segment equals the initial Indexed Crediting Base. The initial Indexed Crediting Base is the amount of Purchase Payment or Contract Value allocated to the Indexed Segment.
b. On each Valuation Date during the Indexed Term, the value of the Indexed Segment equals the Interim Value.
c. On the last date of the Indexed Term, called the End Date, the value of the Indexed Segment equals the Segment Ending Value.
Crediting Methods and Protection Methods. Different Crediting Methods and Protection Methods are available for your Indexed Account. Interest is credited for any performance earned or deducted for any loss only on the End Date of a Segment. The Crediting Method you select may limit positive (upside) Index returns credited on the End Date of a Segment and the Protection Method will limit the negative Index returns deducted on the End Date of a Segment. If the End Date is not a Valuation Date, then the amount will be credited or deducted on the next business day.
We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Indexed Segments with Performance Caps, No Annual Locks. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. The Performance Cap may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the

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Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Caps. The Performance Cap will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Cap. The Performance Rate can be positive, negative or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If your Indexed Account has a Performance Cap and the percentage change of the Index Value from the Start Date to the End Date is positive and equal to or greater than the Performance Cap, then the Performance Rate equals the Performance Cap. If the percentage change is zero or positive and less than the Performance Cap, the Performance Rate equals the percentage change of the Index Value. If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The Performance Rate for Indexed Segments with a 100% Protection Level is zero if the percentage change is negative.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value (described later in the Interim Value section). Withdrawals include any premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

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The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Performance Caps with Annual Locks. For an Indexed Segment with Annual Locks, the Performance Rate will be calculated in the same manner as without Annual Locks (see discussion above), except it will be calculated on each Index Anniversary Date. The performance will NOT be credited to or deducted from the Indexed Segment, however, until the End Date of the Indexed Term (at the end of the 6th year). The amount of the performance credited or deducted from the Indexed Segment on the End Date equals the sum of the annual performance amounts on each Indexed Anniversary Date, adjusted for any withdrawals, transfers, or annuitization. On the first Indexed Anniversary Date, the performance equals the Performance Rate change multiplied by the Indexed Crediting Base. This performance amount is added to or deducted from the Indexed Crediting Base. This adjusted Indexed Crediting Base becomes the Indexed Crediting Base for the next one-year period. On each Indexed Anniversary Date thereafter, the return for the year is credited to or deducted from the Indexed Crediting Base and the adjusted Indexed Crediting Base carries over to the next one-year period. As a result, a loss you incur in one year will reduce the amount invested for the next year. In a continuing down market, you could lose in excess of the applicable Protection Level. For example, if the Protection Level is 10%, in a continuing down market, you could lose more than 90% of your investment. On the other hand, a gain you incur in one year will increase the Indexed Crediting Base for the next year, upon which future gains (if any) will be calculated. The Segment Ending Value will equal the value of the Indexed Crediting Base on the End Date (after the adjustment for performance on the last Indexed Anniversary Date).
The Indexed Crediting Base is used only to calculate the performance of Indexed Segments on the Indexed Anniversary Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit. In addition to the Indexed Crediting Base adjustment for performance, withdrawals and transfers reduce the Indexed Crediting Base in the same proportion that withdrawals and transfers reduce the Interim Value.
The initial Performance Cap applies to the initial Indexed Term. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated in this prospectus by reference.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 6-Year with Annual Locks with a 10% annual Performance Cap and 10% Protection Level

Allocation to Indexed Segment = $100,000
Indexed Crediting Base at Beginning of Term = $100,000

Indexed Segment Anniversary	Index % Change	Indexed Segment Performance Rate (adjusted for Cap or Protection Level)	Indexed Segment Performance Amount	Adjusted Indexed Crediting Base/ Anniversary Value
1/8/2027	+7%	+7%	$7,000	$107,000
1/8/2028	+12%	+10%	$10,700	$117,700
1/8/2029	-13%	-3%	-$3,531	$114,169
1/8/2030	-5%	0%	$0	$114,169
1/8/2031	+5%	+5%	$5,708	$119,877
1/8/2032	+17%	+10%	$11,988	$131,865

Note: The Segment Ending Value is $131,865. The $31,865 (the sum of the values on each Index Anniversary) is not credited to your Contract Value until the end of the 6-year Indexed Term. Until the end of the Indexed Term, with an Annual Lock account, the Interim Value calculation applies. The anniversary amounts are not available to you and are used only for calculation purposes as the Indexed Crediting Base for the next year.

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Depending on market conditions, Performance Caps on subsequent 6-year Indexed Terms with Annual Locks may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Performance Trigger Rate. The Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the Index return for the Indexed Term is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%.
The Performance Trigger Rate may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Trigger Rate for each subsequent Indexed Term. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. In no event will a Performance Trigger Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Trigger Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Performance Trigger Rate. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

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The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The example assumes no withdrawals.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Trigger Rates may be higher or lower than the initial Performance Trigger Rate. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Dual Performance Trigger Rate. The Dual Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term. It is used, in part, to determine the Segment Ending Value.
The Dual Performance Trigger Rate may vary depending on the Death Benefit option, the Index, the Indexed Term, and the Protection Level you select. The Dual Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+® is elected. Typically, Indexed Segments with greater Protection Levels have lower Dual Performance Trigger Rates.
The initial Dual Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Dual Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Dual Performance Trigger Rate for each subsequent Indexed Term, if any. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. In no event will a Dual Performance Trigger Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Dual Performance Trigger Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and the Dual Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, with the difference then divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Dual Performance Trigger Rate. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%. If the percentage change in the Index Value is less than zero but within the Protection Level, the Performance Rate is equal to the Dual Performance Trigger Rate. For example, if the Index return is -5%, the Protection Level is 10% and the Dual Performance Trigger Rate is 8%, we will credit

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8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%. If the percentage change in the Index Value is negative and beyond Protection Level, the Performance Rate is the percentage change in the Index Value, plus the Dual Performance Trigger Rate, plus the Protection Level. The Performance Rate could be negative. For example, if the Index return is -20%, the Protection Level is 10% and the Dual Performance Trigger Rate is 8%, we will deduct 2% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will decrease by 2%.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount that you have allocated to the Indexed Segment, less any transfers or withdrawals during the Indexed Term deducted proportionately by the amount that the transfers or withdrawals reduced the Interim Value. Withdrawals include any premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment will be reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
The following examples show the Performance Rates assuming an initial Dual Performance Trigger Rate of 6% and a Protection Level of 10%.

Depending on market conditions, subsequent Dual Performance Trigger Rates may be higher or lower than the initial Dual Performance Trigger Rate. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new contracts or for other contracts issued at different times. The Company will determine new Dual Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Dual Plus. The Dual Plus Indexed Accounts offer a Dual Rate and Performance Cap for an Indexed Segment that we declare at the beginning of the Indexed Term that are both used in determining the Segment Ending Value. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%. The Performance Cap may vary depending on the Death Benefit option, the Index, and the Indexed Term length. The Performance Cap will not change during the Indexed Term. The Dual Rate will not vary depending on the Death Benefit option, the Index, or the Indexed Term length and will not change from one Indexed Term to the next.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.

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The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Dual Rate and Performance Cap Rate. The percentage change is calculated by subtracting the Index Value as of the beginning of the Indexed Term from the Index Value at the end of the Indexed Term. The difference is then divided by the Index Value as of the beginning of the Indexed Term.
The Performance Rate equals (1) the Dual Rate if the percentage change of the Index Value from the Start Date to the End Date for an Indexed Term is zero, or is positive and equal to or less than the Dual Rate; or (2) the percentage change up to the Performance Cap if the percentage change is higher than the Dual Rate; or (3) the Performance Cap if the percentage change is higher than the Performance Cap; or (4) the percentage the Index has decreased plus the Dual Rate, if the Index Value at the end of the Indexed Term is less than the Index Value at the beginning of the Indexed Term. If the Performance Rate is negative, the value of your Indexed Segment is reduced.
The amount credited to or deducted from the Indexed Segment, is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount that you have allocated to the Indexed Segment, less any transfers or withdrawals during the Indexed Term deducted proportionately by the amount that the transfer or withdrawal reduced the Interim Value. Withdrawals include any premium tax, or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments.
The Segment Ending Value on the End Date is equal to the sum of A plus (A multiplied by B) where:
A = the Indexed Crediting Base on the End Date and
B = the Performance Rate.
The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit.
The following examples show the Performance Rates assuming a Dual Rate of 15% and an initial Performance Cap of 75%.

Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Protection Methods. For Indexed Accounts with a Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you remain invested until the End Date of the Indexed Segment. For example, if the Index return is -15%, and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, you will be impacted for the remaining portion of the loss. This loss will reduce the amount of your investment (principal) in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%. If you choose an Indexed Account with a Performance Cap or Performance Trigger Rate and a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance if you stay invested until the End Date of the Segment. Any remaining negative percentage will be absorbed by you. If you choose an Indexed

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Account with a 100% Protection Level, you will not lose any of your principal allocated to the Indexed Account, due to Index performance, if you stayed invested until the End Date of the Segment. If an Indexed Account with Annual Locks is selected, the Protection Level is the percentage of the Index loss that will not impact your Indexed Crediting Base each year during the Indexed Term.
The Protection Level is not available on Dual Plus Indexed Accounts, but the Dual Rate itself may provide some protection from Index loss, as discussed below.
We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The following examples illustrate how we calculate and credit interest assuming hypothetical Index returns and hypothetical lim its on Index gains and losses. The examples assume no withdrawals.
For example:
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 1-Year Indexed Account with a 10% Protection Level
Index Value at beginning of term = 1,569
Indexed Crediting Base = $100,000
Indexed Term Segment End Date = 1/8/2027
Index Value at End Date = 1,333
Index Value percentage change = -15% ((1,333 – 1,569) / 1569)
Indexed Segment Ending Value = $95,000 ($100,000 - $5,000)
Because your Contract Value is not impacted by the first 10% of the loss, you only experience a 5% loss (-15% Index Value per centage change + 10% Protection Level = 5% loss) or $100,000 * 5.00% = $5,000.
The following year assuming you chose a new 1-Year Segment with a 10% Protection Level:
(The Indexed Segment Ending Value is used to establish the Indexed Crediting Base for the new Indexed Segment.)
Indexed Term Segment Start Date = 1/8/2027
Indexed Crediting Base = $95,000
Indexed Term Segment End Date = 1/8/2028
Index Value at End Date = 1,298
Index Value percentage change = -3% ((1,298 – 1,333)/1,333)
Indexed Segment Ending Value = $95,000 ($95,000 - $0)
Because your Contract Value is not impacted by the first 10% of the loss, you experience no loss of Contract Value for this Segment because the Index Value percentage change was less than the 10% Protection Level.

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For the Dual Performance Trigger Indexed Accounts, the Protection Level is used to determine the Performance Rate on the End Date of the Segment when there is negative Index performance. If the percentage change in the Index Value is negative but within the Protection Level, the Performance Rate is equal to the Dual Performance Trigger Rate. However, if the percentage change in the Index Value has decreased by a greater percentage than the Protection Level then the amount of your investment in the Indexed Segment may be reduced. The Performance Rate would equal the percentage change in the Index Value, plus the Dual Performance Trigger Rate, plus the Protection Level. The amount of loss or gain is dependent on the percentage change in the Index Value, the Dual Performance Trigger Rate and the Protection Level on the Indexed Segment.
The following examples show the Performance Rate(s) based on the percentage change in the Index Value using a 6% Dual Performance Trigger Rate.

Dual Plus accounts do not include a Protection Level, but the Dual Rate itself may provide some protection. If Index performance is down, your Performance Rate equals the Index performance plus the Dual Rate which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term.
The following examples show the Performance Rate(s) based on the percentage change in the Index Value and using a Dual Rate of 15%.

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Crediting Method Considerations. We determine Performance Caps, Performance Trigger Rates and Dual Performance Trigger Rates for each new Indexed Segment at our discretion, subject to the guaranteed minimums. We consider a number of factors when declaring Performance Caps, Performance Trigger Rates and Dual Performance Trigger Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by the market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower Performance Caps, Performance Trigger Rates and Dual Performance Trigger Rates for future Indexed Segments, and that such rates could be as low as the guaranteed minimum for that Indexed Account. Rates offered for new Indexed Segments may be different from those offered to new investors or offered to you at Contract issuance.
You should choose a Crediting Method that is consistent with your risk tolerance and investment objectives. Generally, assuming the same Index and Indexed Term length, an Indexed Account that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Indexed Term length, an Indexed Account that provides more potential for Index gains will generally tend to have less protection from Index losses.
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If you choose an Indexed Segment with a Performance Cap, and there is positive Index performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual Index performance. If the actual Index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual Index return.

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If you choose an Indexed Segment with a Performance Trigger Rate, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date, could be lower, possibly significantly lower, than the actual Index return.

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If you choose an Indexed Segment with an Annual Lock, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.

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If you choose an Indexed Segment with a Dual Performance Trigger Rate, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.

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If you choose an Indexed Segment with a Dual Rate and Performance Cap, and there is positive Index performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual Index performance. If the actual Index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual Index return.

Protection Method Considerations. We set the limit on Index losses for each Indexed Account at our sole discretion. We consider various factors in determining the limit on Index losses, including the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
You should choose a level of protection that is consistent with your risk tolerance and investment objectives. Generally, assuming the same Index and Indexed Term, an Indexed Account that provides more protection from Index losses will tend to have less potential for Index gains. Conversely, assuming the same Index and Indexed Term, an Indexed Account that provides less protection from Index losses will generally tend to have more potential for Index gains.
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For accounts with a Performance Cap (with the exclusion of Dual Plus), or Performance Trigger Rate, if there is negative Index performance, we absorb the first portion of the negative performance up to the stated percentage and you bear the risk of loss after your chosen Protection Level, including the loss of any previously credited amount.

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For accounts with a Dual Performance Trigger Rate, if there is negative Index performance, we absorb the first portion of the negative Index performance up to the stated percentage of the Protection Level. If there is negative Index performance beyond the Protection Level, we continue to absorb the portion of the negative Index performance up to the stated percentage of the Dual Performance Trigger Rate. For example, if the Dual Performance Trigger Rate is 5%, we would absorb the first 5% of loss beyond the Protection Level. You bear the risk of loss thereafter, including the loss of any previously credited amount.

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For accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return.

Reallocation. You will be notified 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods and Protection Methods will be provided at least 5 business days in advance of the Indexed Anniversary Date on your online account or by calling 1-877-737-6872. To view the available Indexed Segments and the applicable rates, log in to your account at www.LincolnFinancial.com and select Account Reallocation under Account Management. Current rates can also be found at www.lfg.com/llarates and are incorporated into this prospectus by reference. If your existing Indexed Segment is at the end of the Indexed Term, you may reallocate the Segment Ending Value to any available Indexed Account. If your existing Indexed Segment is at an Indexed Anniversary during the Indexed Term, you may reallocate the Interim Value to any available Indexed Account. A reallocation request must be received on or before the Indexed Anniversary Date or Indexed Term End Date, as applicable. We will hold reallocation instructions for up to 25 calendar days prior to the Indexed Anniversary Date. The reallocation will take place on the Indexed Anniversary Date. If we do not receive a reallocation notice from you, all Indexed Segments that are ending will invest into a new Indexed Segment with the same term, Index, and Protection Method as the Indexed Segment in which they were previously invested and with the Crediting Method rate applicable to a new Indexed Term. If the same type of Indexed Segment is no longer available, the funds will be moved to the 1-Year S&P 500® Price Return Index with Performance Cap, 10% Protection, and will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary

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Date. The following chart outlines possible reallocations among Indexed Accounts at the end of an Indexed Term or as described under Secure Lock+® and applies to the first 6 Contract Years. Indexed Terms of the same term length must have the same Start Date.

Reallocating To	Reallocating From
	1-Year Term	6-Year Term
1-Year Term	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date
6-Year Term	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date

Interim Value. The Interim Value is a daily value we calculate to provide you with a value of your Indexed Segment after the Start Date and before the End Date of an Indexed Term. The Contract Value for an Indexed Segment is equal to the Interim Value on each Valuation Date except the End Date. The Interim Value is used to calculate amounts available for withdrawal, surrender (including advisory fee deductions, any premium tax or rider fees and charges), reallocation, annuitization or payment of a death claim for each day during an Indexed Term other than the End Date. The Interim Value also is used to determine how much the Indexed Crediting Base will be reduced after a withdrawal. See Surrenders and Withdrawals. Once you reach the End Date of the Indexed Term, there is no Interim Value, and the actual performance will be credited to or deducted from your Indexed Segment based on the Performance Rate associated with the Crediting Methods you have chosen. The Interim Value calculation will vary depending on the Indexed Account selected and whether Secure Lock+® has been elected.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index.
The specifics of the Interim Value calculation are located in the Statement of Additional Information.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Refer to the Surrender and Withdrawal section for information about the Interim Value and how surrenders or withdrawals are calculated.
Secure Lock+®
On any Valuation Date, excluding an Indexed Anniversary Date, between an Indexed Term Start Date and Indexed Term End Date, you may request to lock the Interim Value of any unlocked Indexed Segments (“Secure Lock+®”). You can obtain the current Interim Value by calling 1-877-737-6872 or by logging into your account at www.LincolnFinancial.com. This value fluctuates daily and is calculated at the end of each business day and may be more or less than the value quoted earlier. The Interim Value as calculated as of the close of that Valuation Date will be locked in and once enacted, each singular lock-in is irrevocable. Once locked, the Indexed Segment’s Interim Value will not change until the next Monthly Anniversary date (except any withdrawal made once the Interim Value is locked, including advisory fees, will reduce the locked value by the dollar amount of the withdrawal). If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply, and you assume all loss of Indexed Account Value. If you have elected a lock-in, and the value of the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase that Contract Year. In addition, Interim Values that have been locked do not earn any interest while locked. If you request a lock-in of the Interim Value, you are not locking the actual Index performance, since the Interim Value is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Secure Lock+® is not available for Annual Lock or Dual Plus Indexed Accounts.
A request to lock the Interim Value may be made before 4:00 p.m. Eastern Standard Time (i.e. before market close) on any Valuation Date (in order to be processed that Valuation Day), one time between each Contract Year, prior to the Indexed Segment End Date;

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however, a lock cannot be processed on an Indexed Anniversary Date. You will not know the locked Interim Value until the next Valuation Date. Any request made after 4:00 p.m. Eastern Standard Time (i.e. after market close) or on a day other than a Valuation Date will take effect as of the market close on the following Valuation Date.
If you choose to lock the Interim Value of an Indexed Segment, you will remain in that Indexed Segment and the locked-in Interim Value will not change (unless a withdrawal is taken), and no fixed interest will be credited from the date of the lock-in to the reset date. On the next Monthly Anniversary date immediately after the election of this Secure Lock+® (if this is not the End Date of the Segment), we will reset the crediting rate for that Indexed Segment, and reset the beginning Index Value and the Segment’s Crediting Base to its locked Interim Value (reduced by the dollar amount of any applicable withdrawals, surrender charges, taxes, rider fees and charges), and the Interim Value will begin calculating daily again. These reset values are used in calculating the Segment Ending Value on the End Date of the Indexed Term unless another lock-in is requested, in which case a new crediting rate, beginning Index Value, and Crediting Base would be established following that lock-in. The Protection Level percentage associated with the Segment will not change. If the Monthly Anniversary date after the lock-in is the End Date, then the Segment Ending Value equals the Interim Value (reduced by the dollar amount of any applicable withdrawals, advisory fee deductions, taxes, riders fees and charges).
In addition, the Reset Rate may limit a positive Index return if you choose to lock-in the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock-in, and those Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock-in the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
Please note: Once your Interim Value is locked in, we will automatically reset your crediting rate on the next Monthly Anniversary date unless you deferred the reset until the Indexed Anniversary or you have elected to reallocate to another available Indexed Account. You may defer the reset until the next Contract Year Anniversary by logging onto your online account or by calling us at 1-877-737-6872. If you choose to defer the reset, this decision must be made prior to the Monthly Anniversary and may not be revoked.
The reset crediting rate will be available online (or by phone) 10 days prior to the Monthly Anniversary date. The minimum Reset Rate is 0.10%. Current Reset Rates can be found at www.lfg.com/lla2resetrates and are incorporated into this prospectus by reference. Alternatively, to view Reset Rates for the available Indexed Accounts, log in to your account at www.LincolnFinancial.com and select Secure Lock+® under Account Management. You should consult with your financial professional and carefully consider whether and when to elect a Secure Lock+® of your Interim Value. A lock-in may only be requested once per Contract Year during an Indexed Term and is irrevocable. Your locked-in value at the end of the Indexed Term could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all losses of Indexed Account Value.
It is possible to utilize the Secure Lock+® feature and lock-in when the Interim Value is down. While the Interim Value is locked-in, you will forego any participation in the investment experience of the Index and will not receive interest at the end of the term based on the Index return. You may have realized higher gain by not utilizing Secure Lock+®. Careful consideration must be given before choosing to do this since you would be locking in the full decline in the Interim Value without the benefit of the Protection Level. While potential continued losses in the Interim Value would cease until the next Indexed Anniversary Date, the existing losses would be realized with no guarantee that the Segment would experience any future gains to offset this loss. Below are examples of locking in an Interim Value higher than the Crediting Base and lower than the Crediting Base.
Locking in an Interim Value Higher than the Crediting Base
1/1/2026 Crediting Base is $100,000
4/1/2030 Interim Value is $120,000
4/1/2030 The Contractowner decides to lock-in the $120,000 Interim Value
5/1/2030 Crediting Base is reset to $120,000
Locking in an Interim Value Lower than the Crediting Base
1/1/2026 Crediting Base is $100,000
4/1/2030 Interim Value is $90,000
4/1/2030 The Contractowner decides to lock-in the $90,000 Interim Value
5/1/2030 Crediting Base is reset to $90,000
Additionally, you assume the risk that your Reset Rate may not be known when you request a lock-in, and the Reset Rate may be significantly lower than the rate prior to the lock-in. As less time remains in your Indexed Term, you should expect the Reset Rate to be

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lower, possibly much lower. For example, assuming a 6-year term with a Performance Cap of 300%, if you choose to lock-in three months before the end of the Indexed Term, your rate is based on only two remaining months.

Discontinuation or Substitution of an Index. We have the right to discontinue or substitute an existing Index for a comparable Index prior to the Indexed Segment End Date for reasons, such as, but not limited to:
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An Index is discontinued;

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We are engaged in a contractual dispute with the Index provider;

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We determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index;

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There is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or

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A legal reason we cannot offer the Index.

Although we will attempt to choose a new Index that has a similar investment objective and risk profile to the existing Index, there is risk that the performance of the new Index may not be as good as the performance of the existing Index. As a result, funds allocated to the substituted Index may earn a return that is lower than the return they would have earned if the Index were not substituted. If we substitute an Index, we will notify you at least 30 days in advance of the substitution.
We would attempt to choose a new Index that has a similar investment objective and risk profile to the original Index. The selection criteria for a suitable alternative Index includes, but is not limited to, the following:
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There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the Index to allow the company to hedge crediting rates;

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The Index is recognized as a broad-based Index for the relevant market;

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We can offer the same Crediting Method or Protection Method on the substitute Index; and

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The publisher of the Index permits the use of the Index in the Contract and other materials for a reasonable fee.

If we substitute an Index during an Indexed Term, we will combine the return of the replaced Index from the Indexed Start Date to the substitution date with the return of the new Index from the substitution date to the end of the Indexed Term. The Indexed Term, and all applicable rates for the affected Indexed Segment, including the Crediting Method or Protection Method will not change due to the substitution of an Index during the Indexed Term.
If an Index is discontinued and a similar Index cannot be found or if we cannot offer the same Crediting Method or Protection Method, the Indexed Segment will end and the Interim Value on the Valuation Date the Index is discontinued will be used. Lincoln will move the funds into another available Indexed Segment of our choosing, and the funds will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date.

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Charges and Adjustments
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
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processing applications for and issuing contracts;

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processing purchases and redemptions from Indexed Accounts as required (including automatic withdrawal services if available – See Additional Services and the SAI for more information on this program);

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maintaining records;

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administering Annuity Payouts;

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furnishing accounting and valuation services (including the calculation and monitoring of daily Indexed Contract Values and Interim Values);

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reconciling and depositing cash receipts;

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providing contract confirmations;

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providing toll-free inquiry services; and

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furnishing telephone and other electronic surrenders, withdrawals and reallocations.

The risks we assume include:
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the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are stated in the Contract and cannot be changed);

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the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);

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the risks related to supporting and replicating Indexed Account performance with our assets.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from the base contract expenses deducted from the account. We may profit from the charges deducted under the Contract and from amounts earned on the Indexed Accounts. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.
Obligations under the Contracts that are funded by our general account include 1) the obligation to pay Death Benefits that exceed the Contract Value; 2) the obligation to pay Annuity Payouts that exceed the Contract Value; and 3) our obligations under the Indexed Accounts. Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the Contract (and bearing all of the associated expenses).
Guarantee of Principal Death Benefit Charge
A charge is applied for the optional Guarantee of Principal Death Benefit if the oldest of the Contractowner, joint owner (if applicable), or Annuitant is age 76 and older at the time the Contract is issued. The charge will equal 1.00% of the Contract Value on each Contract Date Anniversary and will be charged proportionally to each Indexed Segment and any holding account and deducted from the current Contract Value at the end of each Contract Year. This deduction from the Contract Value will reduce the Crediting Base of each Segment proportionately. The charge will be applied proportionately on amounts withdrawn from each Segment at the time of full surrender. (There is no charge for this Death Benefit for Contractowners who are age 75 and under at the time the Contract is issued.)
Contract Adjustments
If you make any withdrawals, surrender or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a death benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. Under extreme conditions, a negative Contract Adjustment based on Interim Values could result in a loss of up to 100% of your Contract Value.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method as well as Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors,

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including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The use of Interim Values transfers risk from us to you to protect us from losses on our investments supporting the Indexed Crediting Rate strategies if amounts are removed prematurely.
For more information about the Interim Value, including examples illustrating the operation of the Interim Values, please see the Statement of Additional Information.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates generally range from zero to 5%.
The Contracts
Lincoln Life
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. The address of Lincoln Life’s Home Office is 1301 South Harrison Street, Fort Wayne, IN 46802. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts, subject to its financial strength and claims-paying ability.
Purchase of Contracts
This Contract is issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan generally refers to a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. You may be able to pay this fee by taking advisory fee withdrawals from your Contract Value. If you elect to pay third-party advisory fees out of your Contract Value, each deduction will be treated as a withdrawal and will reduce your Death Benefit. In addition, each deduction will be treated as an early withdrawal and may be subject to a negative Contract Adjustment and may be subject to federal and state income taxes and a 10% federal penalty tax. See Federal Tax Matters – Payment of Investment Advisory Fees.
If you wish to purchase a Contract, you must apply for it through a financial professional authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your financial professional. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for

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transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the Indexed Account to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase the Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should consult with your financial professional and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payment
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. Any funds received after 45 days from the date you signed your application (or submitted an electronic application) will be returned to you.
If we choose to extend that time period, the 45-day rate hold period will expire and the crediting rates currently in effect would apply. Any funds received after your Contract has been issued will be returned to you. You can find the crediting rates currently in effect at www.lfg.com/llarates or by calling us at 1-877-737-6872.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same Contractowner, joint owner, and/or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Valuation Date
Indexed Segments will be valued once daily at the close of regular trading (normally, 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the value of the Indexed Segment will not change.
Allocation of the Purchase Payment
The Purchase Payment will be allocated, according to your instructions, among one or more of the Indexed Accounts available under your Contract. The minimum amount that may be allocated into an Indexed Account is $2,000.
The Contract effective date will be the date on which money is first applied to the Indexed Accounts to establish the initial Indexed Term and will be the Indexed Anniversary Date. After the Indexed Anniversary Date is established, that is the only date each year that allocations can be invested in the Indexed Accounts. Your Contract will be issued, at the earlier of, when the entire Purchase Payment is received or no later than the 45th calendar day after the date you signed your application (or submitted an electronic application), provided the minimum Purchase Payment requirement was met. All funds received on or prior to the Contract effective date will be considered your Purchase Payment.
If the last day to issue your contract is not a business day, the Contract effective date and the initial Indexed Value for your Indexed Segments will be the closing value of the next Valuation Date. Excluding February 29th, any calendar date can be a Contract Date, Indexed Anniversary Date, or Valuation Date.
The rates for the initial Indexed Segments you selected will be determined based on any applicable crediting rate hold restrictions. For current crediting rate hold restrictions please call us at 1-877-737-6872. Current rates are available on our website at www.lfg.com/llarates.

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Telephone and Electronic Transactions
A surrender, withdrawal, or reallocation request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your financial professional’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner. We reserve the right to limit certain types of ownership structures. Please contact your financial professional for more information.
As Contractowner, you have all rights under the Contract. We reserve the right to approve all ownership and Annuitant changes. To the extent allowed by state law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means approved by Lincoln. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date are not available.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., Eastern Time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Interim Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., Eastern Time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Interim Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);

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2.
from an Indexed Segment with a 100% Protection Level (if any);

3.
any Indexed Segment with a one-year term (if any);

4.
any Indexed Segment with a term greater than one year.

Withdrawals are taken from the Contractowner’s own money and may have a significant negative impact on the value of certain death benefits offered under your Contract.
Prior to the End Date for the Indexed Segment, an amount equal to the Interim Value of the Indexed Segment is available for surrender or withdrawal. In addition, the Indexed Crediting Base for each individual Indexed Segment is reduced proportionately by the amount that the withdrawal reduced the Interim Value. A proportional reduction could be larger than the dollar amount of the withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. You cannot withdraw an amount equal to the Indexed Crediting Base. The following examples show how the Indexed Crediting Base is impacted by a withdrawal.
Example 1:
1/1/2026 Allocation to Indexed Segment = $80,000
1/1/2026 Indexed Crediting Base = $80,000
6/1/2026 Indexed Crediting Base = $80,000; Interim Value = $100,000; Withdrawal = $80,000
Withdrawal/Interim Value = $80,000 ÷ $100,000 = 80%
Removed Amount from the Indexed Crediting Base = $64,000 (80% of $80,000)
Indexed Crediting Base after withdrawal = $80,000 - $64,000 = $16,000
Interim Value after withdrawal ($100,000 - $80,000) = $20,000
Interim Value calculation going forward and Segment Ending Value will be based on the $16,000 Indexed Crediting Base
Example 2:
Indexed Crediting Base = $16,000; Interim Value = $15,000; Withdrawal = $15,000
Withdrawal/Interim Value = $15,000 ÷ $15,000 = 100%
Removed Amount from the Indexed Crediting Base = $16,000 (100% of $16,000)
Indexed Crediting Base after withdrawal = $0
Interim Value after withdrawal = $0 ($15,000 - $15,000)
Note: The $15,000 Interim Value is the maximum that could be withdrawn during the Indexed Term. The Indexed Crediting Base is not available for withdrawal or transfer.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit follows the table.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Account Value Death Benefit	Provides a Death Benefit equal to the Contract Value.	None	●Poor investment performance could significantly reduce the benefit. ●Withdrawals (including the deduction of advisory fees) could significantly reduce the benefit.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None
●Withdrawals from Indexed Accounts will
be processed at a Segment’s Interim
Value as of the Valuation Date the
withdrawal is made unless the
withdrawal is processed on the End Date
of the Indexed Term.
●The deduction of advisory fees will
impact your Contract Value.
●We reserve the right to discontinue this
administrative service at any time.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) the Purchase Payment, adjusted for withdrawals.
●0.00%, if all
Contractowners and
Annuitants are age
75 or younger at the
time the Contract is
issued
●1.00% (as a
percentage of
Contract Value on
each Contract Date
Anniversary), if any
Contractowner or
Annuitant is age 76
or older at the time
the Contract is
issued
●Withdrawals could significantly reduce the benefit.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.

upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

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*
Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**
Death of Annuitant is treated like death of the Contractowner.

If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. This Death Benefit terminates on the Annuity Commencement Date.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner, or Annuitant was added or changed subsequent to the effective date of this Contract unless the change occurred because of the death of a prior Contractowner, joint owner, or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. For example, assume an initial deposit into the Contract of $25,000. The Contract Value increases and equals $28,000 on the Valuation Date the Death Benefit is approved by us for payment. The amount of Death Benefit paid equals $28,000. The Account Value Death Benefit is not available for election, but automatically becomes effective at the time all Contractowners and Annuitants are changed. Once you have the Account Value Death Benefit, this Death Benefit cannot be changed. There is no charge for this Death Benefit.
Advisory fee withdrawals will always reduce the Contract Value on a dollar-for-dollar basis. For example, assume a Contract Value of $10,000, and a deduction of $100 is made for the advisory fee. The amount of your Contract Value is reduced to $9,900.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit rider must be elected at issue and provides a Death Benefit equal to the greater of:
●
the Contract Value as of the Valuation Date we approve the payment of the claim; or

●
the Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.

For example, assume a Purchase Payment into the Contract of $25,000. The Contract Value decreases and equals $22,000 on the Valuation Date the Death Benefit is approved. Since your principal is guaranteed (adjusted for withdrawals), the amount of Death Benefit paid equals $25,000.
There is an additional charge for this Death Benefit.
Note: The Contract Value for Indexed Segments is the Interim Value unless the claim is processed on a Segment End Date. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount of the withdrawal from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
Subject to state and broker-dealer approval, annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Death Benefit calculation of the Purchase Payment. Your Contract Value will be reduced by the amount of the withdrawal, but the value of your Death Benefit will not be negatively impacted. For Annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under this Death Benefit and reduce your guarantees.
The Guarantee of Principal Death Benefit may not be terminated unless you surrender the Contract. In addition, the rider will terminate:
1.
on the Annuity Commencement Date;

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2.
upon payment of a Death Benefit under the Guarantee of Principal Death Benefit (unless the Contract is continued by the surviving spouse); or

3.
at any time all Contractowners or Annuitants are changed. If this occurs, the Account Value Death Benefit will be in effect.

There are no investment requirements associated with the election of the Guarantee of Principal Death Benefit; however, the Company reserves the right to add investment requirements in the future.
General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, that individual may continue the Contract as sole Contractowner. Upon the death of the spouse who continued the Contract, we will pay the Account Value Death Benefit to the designated Beneficiary(ies) unless the Guarantee of Principal Death Benefit is in effect.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value and placed in a non-interest bearing holding account. You may reallocate any Contract Value from the holding account to an Indexed Account on the next Indexed Anniversary Date. If you do not provide reallocation instructions before the first Indexed Anniversary following the deposit into the holding account, your Contract Value will be moved to the 1-Year S&P 500® Price Index with Performance Cap, 100% Protection. If the Contract is continued in this way, the Guarantee of Principal Death Benefit rider and charge, if applicable, will continue. The rider charge rate that was in effect immediately prior to the death will continue to apply.
All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order or one year from the date of the death for nonqualified contracts and December 31st of the year following death for IRAs. To be in Good Order, we require all the following:
1.
an original certified death certificate, or other proof of death satisfactory to us; and

2.
written authorization for payment; and

3.
all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
●
if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or

●
if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. All methods of payment of Death Benefit must comply with Section 72(s) of the Code, or Section 401(a)(9) of the Code for qualified contracts. The Death Benefit payable to the Beneficiary or joint owner of a nonqualified contract must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy and payments must begin within one year of the Contractowner’s date of death.
For qualified contracts, the Death Benefit payable to the Beneficiary or joint owner must be distributed within 10 years of the Contractowner's date of death unless the Beneficiary qualifies as an eligible designated beneficiary and begins receiving distributions before December 31st of the year following the year of the Contractowner's death. The eligible designated beneficiary must begin receiving the distributions in the form of annuity not extending beyond the Beneficiary's life expectancy.

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Note: Indexed Accounts cannot be divided into separate contracts when there are multiple beneficiaries. If more than one beneficiary chooses a death benefit option other than a lump sum, the existing Indexed Account(s) will need to be surrendered at the Interim Value to be allocated to multiple beneficiaries. New Indexed Accounts can be selected on the new contracts if desired with the currently available features.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Additional Services
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals from Indexed Accounts will be at Interim Value unless they coincide with a Segment End Date. See Indexed Accounts – Interim Value. Participating in an AWS may potentially expose you to certain risks. See Principal Risks of Investing in the Contract. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
Currently, there is no charge for this service. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of this service, you will need to complete the appropriate election form that is available online at LincolnFinancial.com or from our Home Office. This service will stop once we are notified of a pending death claim.
We reserve the right to discontinue this administrative service at any time.
Fees Associated with Fee-Based Financial Plans. You have purchased this Contract as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. The fee for this advice is set by your financial professional, and is covered in a separate agreement between you and your financial professional. Lincoln has not made any independent review of your financial professional. You may provide authorization to have your advisory fees paid to your financial professional’s investment firm from your Contract Value, if certain conditions apply. These payments will be treated as withdrawals from your Contract Value and may result in a significant reduction in your Death Benefit. Over time, withdrawals taken for the payment of advisory fees could significantly reduce your Contract Value. Please discuss with your financial professional the impact of deducting advisory fees from Contract Value prior to making an election.
Partial withdrawals to pay the fee may be taken automatically by enrolling in an AWS designated specifically for this purpose. Withdrawals are available in monthly, quarterly, semi-annual, or annual frequencies. You may enroll in this service by completing the appropriate authorization form that is available from your financial professional. Additionally, you may authorize your financial professional to set up or change your AWS program, or to take one-time withdrawals to pay for the advisory fee. Once you have elected this service, it will continue until you instruct us in writing to terminate it. Withdrawals under this AWS option and one-time withdrawals will be noted on your quarterly statement as an advisory fee withdrawal. This AWS service may not be available through all broker-dealers.
Advisory fee withdrawals will be deducted proportionately from the Indexed Accounts in the following order:
●
any holding account; then

●
from the 100% Protection Indexed Account; then

●
from the other 1-year Indexed Accounts; and finally,

●
from the multi-year Indexed Accounts.

The AWS option is not available if you want the advisory fee withdrawal to be deducted from a specific Indexed Account.

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Annuity Payouts
Your Contract Value invested in the Indexed Accounts must be transferred to a fixed Annuity Payout prior to the Annuity Commencement Date. See Principal Risks of Investing in the Contract. When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your financial professional may recommend that you annuitize at an earlier age.
The Contract provides optional forms of payouts of annuities (annuity options). The Indexed Accounts are not available as Annuity Payout options. The Contract provides that all of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Period Certain. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. Any portion of your Contract Value invested in the Indexed Accounts or any holding account must be moved to a fixed Annuity Payout prior to the Annuity Commencement Date. You may change the Annuity Commencement Date or change the annuity option up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed basis) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

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proof of the death, satisfactory to us;

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written authorization for payment; and

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all claim forms, fully completed.

Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
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your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Indexed Accounts you selected; and

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the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. Surrenders from the Indexed Accounts will be calculated using the Interim Value.
Delay of Payments
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your financial professional how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties. No commissions are paid to financial intermediaries in connection with the sale of this Contract because such intermediaries receive compensation in the form of advisory fees paid by Contractowners.
Compensation Paid to Selling Firms. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts. LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to financial professionals; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their financial professionals; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their financial professionals with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts.

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Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners. All compensation is paid from our resources, which include fees and charges imposed on your Contract.
We pay an education and support fee to Capital Group for their educational and sales support in connection with the Capital Group ETFs referenced in the Indexed Accounts. This is an annual fee of 0.15% of the average daily value of the amount invested in the aggregate of all Indexed Accounts referencing a Capital Group ETF. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay an education and support fee to First Trust Portfolios L.P. (First Trust) for their educational and sales support in connection with the First Trust Capital Strength Methodology contained within the Capital Strength Net Fee IndexSM. This fee is an annual fee of 0.15% of the average daily value of the amount invested in the Capital Strength Indexed Accounts. First Trust will pay Lincoln an annual rate of 0.05% of the average daily value of the amount invested in the Capital Strength Indexed Accounts to compensate Lincoln for the expenses it incurs in assisting First Trust as it provides this education and support. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-877-737-6872.
Federal Tax Matters
Introduction
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
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An individual must own the Contract (or the Code must treat the Contract as owned by an individual).

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Your right to choose particular investments for a Contract must be limited.

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The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.

Contracts Not Owned By An Individual
If a Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the investment in the Contract. Examples of contracts where the owner pays current tax on the Contract’s earnings are contracts issued to a corporation or a trust. Some exceptions to the rule are:

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Contracts in which the named owner is a trust or other entity that holds the Contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

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Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;

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Contracts acquired by an estate of a decedent;

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Certain qualified contracts;

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Contracts purchased by employers upon the termination of certain qualified plans; and

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Certain contracts used in connection with structured settlement agreements.

Restrictions
The Code limits your right to choose particular investments for the Contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts.
Loss Of Interest Deduction
After June 8, 1997, if a Contract is issued to a taxpayer that is not an individual, or if a Contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a Contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Contract. This rule also does not apply to a Contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the Contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract’s Purchase Payment and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the Contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the Contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any Contract or of any transaction involving a Contract. However, the rest of this discussion assumes that your Contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your Contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the Contract. This income (and all other income from your Contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the Contract. In certain circumstances, your Purchase Payment and investment in the Contract are reduced by amounts received from your Contract that were not included in income.
Payment of Investment Advisory Fees
On August 6, 2019, the IRS issued a private letter ruling (the “PLR”) to Lincoln that addressed the treatment of investment advisory fees paid out of the cash value of a non-qualified annuity contract. The PLR concluded that if a Contractowner authorizes payment of investment advisory fees out of the cash value of the non-qualified annuity contract, the payment of those fees will not be treated as a distribution to the Contractowner. In order for this treatment to apply, the investment advisory fees must be determined based on an arms-length transaction between the Contractowner and the financial professional, and cannot exceed an amount equal to an annual rate of 1.50% of the non-qualified annuity contract’s cash value. The fees can only compensate the financial professional for investment advice provided to the Contractowner with respect to the non-qualified annuity contract, and cannot compensate the financial professional for any other services. Effective for tax year 2019 and beyond, if you have authorized Lincoln to pay fees from the cash value of your non-qualified annuity Contract directly to your financial professional, Lincoln will not treat the payment of such fees as a distribution from your Contract if all the conditions mentioned above are satisfied.
This PLR only applies to distributions from non-qualified annuity contract; it does not apply to distributions from qualified contracts. Please see the Tax Treatment of Payments section under the Qualified Retirement Plans section below for future information regarding distributions from Qualified Plans.

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Taxation Of Annuity Payouts
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the Contract has been distributed, the amount not received will generally be deductible.
Taxation Of Death Benefits
We may distribute amounts from your Contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
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If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.

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If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.

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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the Contract not yet distributed from the Contract. All Annuity Payouts in excess of the investment in the Contract not previously received are includible in income.

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If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of the Purchase Payment not previously received.

Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your Contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
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you receive on or after you reach 59½,

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you receive because you became disabled (as defined in the Code),

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you receive from an immediate annuity,

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a Beneficiary receives on or after your death, or

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you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your Contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your Contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.

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Gifting A Contract
If you transfer ownership of your Contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the Contract not previously received. The new owner’s investment in the Contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your Contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your Contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Persons planning to use the Contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
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Individual Retirement Accounts and Annuities (“Traditional IRAs”)

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Roth IRAs

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Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)

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SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

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401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)

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403(a) plans (qualified annuity plans)

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403(b) plans (public school system and tax-exempt organization annuity plans)

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H.R. 10 or Keogh Plans (self-employed individual plans)

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457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
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Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.

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Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.

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Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.

The Setting Every Community Up for Retirement Enhancement 2.0 (SECURE 2.0) Act of 2022
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0) Act (the “SECURE 2.0 Act”) was enacted on December 29, 2022. The SECURE 2.0 Act made specific changes to retirement plans and IRA’s, including:
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Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age

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72 prior to January 1, 2023. As a result, required minimum distributions are generally required to begin by April 1st of the year following the year in which the participant or IRA owner reaches age 73.
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Further increased the required beginning date measuring age to 75 by 2033.

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Created exception to the 10% additional tax for distributions for domestic violence and emergencies.

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Added provisions that permit rollover of 529 plan amounts to a Roth IRA for the beneficiary, within certain limits.

Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
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Federal tax rules limit the amount of the Purchase Payment or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).

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Minimum annual distributions are required under some qualified retirement plans once you reach age 73 or retire, if later as described below.

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Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your Contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the Contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE 2.0 Act, the required beginning date was April 1 of the year following the year you attain age 72 or retired. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1st of the year following the year in which you attain age 73 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1st of the year following the year in which you attained age 72. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1st of the year following the year in which you attain age 73. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax is applied to the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your Contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the Contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
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Distribution received on or after the Annuitant reaches 59½,

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Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),

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Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),

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Distribution received as reimbursement for certain amounts paid for medical care, or

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Distribution received for a “qualified birth or adoption” event.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your Contract are not included in the calculation of unearned income because your Contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Contract when we issue the Contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your Contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly

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transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
There are no voting rights associated with the Indexed Accounts.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, which includes the Interim Value for the Indexed Accounts, and any premium taxes which had been deducted. A purchaser who participates in the Indexed Accounts risks the loss of principal as it will be based on Interim Value.
For Contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of the Purchase Payment or Contract Value as of the Valuation Date on which we receive the cancellation request.
If you cancel this Contract within the free-look period, we reserve the right not to accept another application for this Contract for a period of six months.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Electronic Delivery
You may elect to receive your Contract, prospectus, prospectus supplements, quarterly statements, and other notices electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without any material adverse effect on the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company’s operating results for any particular reporting period.
Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

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Financial Statements
The December 31, 2025 consolidated financial statements of Lincoln Life are included in the Statement of Additional Information (SAI). They should be considered only as they relate to our ability to meet our obligations under the Contract. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.

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Appendix A — Investment Options Available Under The Contract
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to the current limits on Index gains. Information about current limits on Index gains is available at www.lfg.com/llarates.
Note: If amounts are removed from an Indexed Account before the end of its Indexed Term, we will apply a Contract Adjustment based on Interim Value. This may result in significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Indexed Segment until the end of the Indexed Term. See Indexed Accounts – Interim Value in the prospectus for additional details.

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to Point	15% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1] This Index is not available for contracts issued on or after November, 18, 2024.	Market Index	1-Year	Point-to-Point	20% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1,3]	Market Index	1-Year	Point-to-Point	100% Protection Level	0.10% Performance Cap
Russell 2000® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Cap
Capital Group Growth ETF[2] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15% Protection Level	1.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20% Protection Level	10.0% Performance Cap
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25% Protection Level	10.0% Performance Cap
S&P 500® Price Return Index[1] This Index is not available for contracts issued on or after November, 18, 2024.	Market Index	6-Year	Point-to-Point	30% Protection Level	10.0% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20% Protection Level	10.0% Performance Cap
Russell 2000® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25% Protection Level	10.0% Performance Cap

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Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate
Russell 2000® Price Return Index[1] This Index is not available for contracts issued on or after November, 18, 2024.	Market Index	6-Year	Point-to-Point	30% Protection Level	10.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	20% Protection Level	10.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25% Protection Level	10.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is not available for contracts issued on or after November, 18, 2024.	Market Index	6-Year	Point-to-Point	30% Protection Level	10.0% Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	20% Protection Level	10.0% Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25% Protection Level	10.0% Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is not available for contracts issued on or after November, 18, 2024.	Market Index	6-Year	Point-to-Point	30% Protection Level	10.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.0% Dual Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.0% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.0% Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.0% Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.0% Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Annual Lock	10% Protection Level	10.0% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Annual Lock	10% Protection Level	10.0% Performance Cap
1 The Index is a “price return Index,” not a “total return Index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

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2 The ETF provider deducts fees and costs when calculating performance. This will reduce the ETF return and may cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that tracts the ETF does not participate in dividend or capital gains distributions of the ETF, if any.
3 This Indexed Account provides total protection from Index losses at the end of the Indexed Term.
4 The Index deducts fees and costs when calculating Index performance which will reduce the Index return and cause each Index to underperform a direct investment in the securities composing the Index.
Each Indexed Account’s limit on Index losses is guaranteed not to change for as long as that Indexed Account remains available under the Contract. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. However, we reserve the right to add and remove Indexed Accounts and to offer Indexed Accounts with different Crediting Methods or Protection Methods. As such, the limits on Index loss offered under the Contract may change from one Indexed Term to the next. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses. See Indexed Accounts in the prospectus for additional details.

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Appendix B – Index Disclosures
S&P 500® Price Return Index
The S&P 500® Price Return Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln. It is not possible to invest directly in an index. Lincoln’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Lincoln’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Lincoln’s Product(s) particularly or the ability of the S&P 500® Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Lincoln with respect to the S&P 500® Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Lincoln or Lincoln’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Lincoln or the owners of Lincoln’s Product(s) into consideration in determining, composing or calculating the S&P 500® Price Return Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Lincoln’s Product(s) or the timing of the issuance or sale of Lincoln’s Product(s) or in the determination or calculation of the equation by which Lincoln’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Lincoln’s Product(s). There is no assurance that investment products based on the S&P 500® Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LINCOLN, OWNERS OF LINCOLN’S PRODUCTS(s), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LINCOLN, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Price Return Index
The Russell 2000® Price Return Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Lincoln products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which Lincoln’s products are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Lincoln products. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Lincoln or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Capital Strength Net Fee IndexSM
The Product(s) is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Capital Strength Net Fee Index to track general stock market performance. The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade

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names of the Corporations and the use of the Capital Strength Net Fee Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Capital Strength Net Fee Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH NET FEE INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
First Trust American Leadership IndexTM
The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”). FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.
The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee. S&P® is a trademark of Standard & Poor’s Financial Service LLC. DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze. NASDAQ® is a trademark of Nasdaq, Inc. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance. The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product. The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index. The Companies are not responsible for and have not participated in the determination or calculation of the Product. There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW

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INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.
Capital Group Global Growth ETF and Capital Group Growth ETF
American Funds Distributors, Inc. is the distributor for Capital Group Global Growth Equity ETF (CGGO) and Capital Group Growth ETF (CGGR). Capital Group exchange-traded funds (ETFs) are actively managed and do not seek to replicate a specific index. ETF shares are bought and sold through an exchange at the then current market price, not net asset value (NAV), and are not individually redeemed from the fund. Shares may trade at a premium or discount to their NAV when traded on an exchange. There can be no guarantee that an active market for ETFs will develop or be maintained, or that the ETF’s listing will continue or remain unchanged. All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. Capital Group makes no representations or warranties, express or implied, to the owners of any products offered by The Lincoln National Life Insurance Company (Lincoln) or any member of the public regarding the advisability of purchasing any product or service offered by Lincoln or the results to be obtained from any product or service offered by Lincoln. Products offered by Lincoln are not sponsored, endorsed or sold by Capital Group, and purchasers of such products do not acquire any interest in CGGO or CGGR nor enter into any relationship with Capital Group. Capital Group has no obligation or liability for any errors, omissions, interruptions or use of CGGO or CGGR or any data related thereto, or in connection with the operation, marketing, trading or sale of any product or service offered by Lincoln.

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The SAI includes additional information about the Contract and Lincoln Life, and is incorporated by reference in this prospectus. The SAI is dated the same date as this prospectus. We will provide the SAI without charge upon request. You may obtain a free copy of the SAI and submit inquiries by:
●
Mailing: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348

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Visiting: www.lfg.com/VAprospectus

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Emailing: CustServSupportTeam@lfg.com

●
Calling: 1-877-737-6872

You may also obtain reports and other information about the Company on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers and the Contract’s contract identifier number are listed below.

SEC File No.:
333-267670
EDGAR Contract Identifier:
C000261541

SAI 4

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2026
Relating to Prospectus Dated May 1, 2026 for
Lincoln Level Advantage 2®Advisory Class
The Lincoln National Life Insurance Company
The SAI provides you with additional information about Lincoln Life and your Contract. It is not a prospectus.
A copy of the product prospectus dated May 1, 2026, may be obtained without a charge by writing to the Home Office: Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, by calling: 1-877-737-6872, or by emailing: CustServSupportTeam@lfg.com and requesting a copy of the Lincoln Level Advantage 2®Advisory Class product prospectus.
TABLE OF CONTENTS OF THE SAI

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
General Information and History
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Our Financial Condition. Any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products in addition to the Contract. We also pay our obligations under these products from our assets in the general account. The assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the Contract would generally receive the same priority as our other Contractowner obligations.
The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed. The laws and regulations applicable to us regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are incorporated by reference into this SAI. See Financial Statements below. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.
Non-Principal Risks of Investing In The Contract
Opportunity Cost. Principal amounts committed to an annuity contract are only available to choose from investment options available in the Contract, potentially causing you an opportunity cost.
Dying early. If you die earlier than expected, your designated beneficiary may not receive the full benefit of the future payments.
Divorce. If you get divorced, you could forfeit some or all of the value of your annuity to your former spouse.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited the consolidated financial statements of The Lincoln National Life Insurance Company as of

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December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, as set forth in their report, which is included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.
Purchase of Securities Being Offered
The contracts are offered to the public through licensed insurance agents who specialize in selling our products and who are also associated with broker-dealers; through independent insurance brokers who are also associated with broker-dealers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.
Contract Adjustment – Interim Value Calculation
Interim Value for Indexed Segments with no Annual Locks
The Interim Value of a Segment is equal to the sum of (1) and (2), where:
(1) is the value of the Fixed Income Asset Proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment:
During the first 6 Contract Years as C x [1 / (1 +F)D x (1 +F)E / (1 + G)E], and
After the first 6 Contract Years as: C x [1 / (1 + F)D x (1 + F)D / (1 + G)D]
where:
C = is the Crediting Base of the Segment on the Valuation Date of the calculation.
D = is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term. The average number of days per Contract Year is total calendar days in the Indexed Term divided by total Contract Years in the Indexed Term.
If an election to lock and reset a Segment is exercised during the Indexed Term, D is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term remaining on the Reset Date.
The average number of days per Contract Year is the total calendar days remaining in the Indexed Term on the Reset Date divided by the fractional number of Contract Years remaining in the Indexed Term on the Reset Date.
The fractional number of Contract Years remaining is calculated as the total Contract Years in the Indexed Term multiplied by the total calendar days remaining in the Indexed Term on the Reset Date divided by the total calendar days in the Indexed Term.
E = is the total calendar days remaining in the initial 6 Contract Years divided by the average number of days per Contract Year of the initial 6 Contract Years. The average number of days per Contract Year is the total calendar days in the initial 6 Contract Years divided by 6.
F = is the Discount Rate that applies to the Segment on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during the Indexed Term, F is the Discount Rate that applies to the Segment on the Reset Date.
G = is the Discount Rate that applies to the Segment on the Valuation Date.
(2) is the market value of the Derivative Asset Proxy, determined solely by us, on the Valuation Date of the calculation.
Interim Value for Indexed Segments with Annual Locks
The Interim Value of a Segment is equal to the sum of (1) and (2), where:
(1) is the value of the Fixed Income Asset Proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment:
During the first 6 Contract Years as C x [1 / (1 +F)D x (1 +F)E / (1 + G)E], and
After the first 6 Contract Years as: C x [1 / (1 + F)D x (1 + F)D / (1 + G)D]
where:
C = is the initial Crediting Base of the Segment that has been proportionately adjusted for any withdrawals, premium taxes, or rider fees and charges that have occurred during the Indexed Term prior to the Valuation Date of the calculation.

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D = is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term. The average number of days per Contract Year is total calendar days in the Indexed Term divided by total Contract Years in the Indexed Term.
E = is the total calendar days remaining in the initial 6 Contract Years divided by the average number of days per Contract Year of the initial 6 Contract Years. The average number of days per Contract Year is the total calendar days in the initial 6 Contract Years divided by 6.
F = is the Discount Rate that applies to the Segment on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during the Indexed Term, F is the Discount Rate that applies to the Segment on the Reset Date.
G = is the Discount Rate that applies to the Segment on the Valuation Date.
(2) is the market value of the Derivative Asset Proxy, determined solely by us, on the Valuation Date of the calculation.
Each component of the calculation is further explained as follows:
1.
Fixed Income Asset Proxy. The Fixed Income Asset Proxy is a hypothetical fixed income asset that is meant to represent the market value of the investment instruments supporting the Segment.
The Discount Rate is derived from the Reference Rate, which is based on U.S. Treasury Constant Maturity yield(s), Collateralized Loan Obligation (CLO) spread(s), market observable yield(s) of investments grade U.S. Corporate Bonds, and secured overnight interest rate(s). The Reference Rate is set to represent the duration of the investment instruments supporting the Indexed Seg ment and may not match the actual length of the Indexed Segment.
If the U.S. Treasury Constant Maturity yield(s) are not published for a particular day or we are delayed in receiving these values, then we will use the yield(s) on the last day they were published. If the U.S. Treasury Constant Maturity yield(s) are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
If the U.S. Treasury Constant Maturity yield(s) are not published for a time to maturity that matches the selected duration, then the yield(s) will be interpolated between the yield(s) for maturities that are published.
If the CLO spread(s), market observable yields of investments grade U.S. Corporate Bonds, or secured overnight interest rate(s) are not published for a particular day, or we are delayed in receiving these values then we will use the spread(s), yield(s), or rate(s) on the last day they were published. If any of these components are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the
Reference Rate.
We reserve the right to change the methodology of the Interim Value calculation at any time and at our sole discretion.
2.
Derivative Asset Proxy. We utilize a fair market methodology to value the replicating portfolio of financial instruments that sup port the product.
The Derivative Asset Proxy is determined assuming a package of derivative assets and other financial instruments, determined solely by Us, that replicates the Performance Rate on the End Date of the Segment. The value of the package of derivative assets and other financial instruments is determined on any Valuation Date that the Interim Value is calculated for a Segment. The valuation of the financial instruments is based on standard methods for valuing financial instruments and based on inputs from third party vendors. The methodology used to value these financial instruments is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical financial instruments. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day.
The options or other instruments for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate.
C. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.
D. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive Index returns.

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E. At-the money put option: This represents the market value of the potential to receive an amount equal to the percentage loss of the index during the Indexed Term.
F. Dual structure: This represents the market value of receiving a maturity amount equal to the Dual Performance Trigger Rate or Dual Rate at the end of the Indexed Term independent of the underlying index returns.

NOTE: Put option C will always reduce the Interim Value even if the Index has increased during the Indexed Term.
For each Segment with no Annual Lock with Performance Cap rates and Protection Levels, the replicating portfolio of options is equal to: A minus B minus C.
For each Segment with Performance Trigger Rates and Protection Levels, the replicating portfolio of options is equal to: D minus C.
For each Segment with a Dual Performance Trigger Rate and Protection Level, the replicating portfolio of financial instruments is equal to: F minus C.
For each Segment with Annual Lock, we designate and value a replicating (derivative) structure which is tied to the compounded performance for each year of the Annual Lock Segment. The market standard model is adjusted by us to account for additional market risks relevant to the Annual Lock Segment.
For each Dual Plus Segment, the replicating portfolio of financial instruments is equal to: F plus B (at the Dual Rate) minus B (at the Performance Cap Rate) minus E.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the index at the time of the calculation (including the potential for resets of each Annual Lock Period).
This relationship is referred to as the “moneyness” of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date (or remaining Annual Lock Periods) and moneyness of the designated option that we use in our calculations. Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we calculate market values of financial instruments each business day based on inputs from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values, we will use the option value on the last day it was available to calculate a new Interim Value.

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Examples
The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps and Protection Levels.

	1 Year	6 Year	6 Year
Indexed Term length	12 months	72 months	72 months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	12%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$(197)	$(197)	$(163)
Interim Value = Sum of 1 + 2	$800	$800	$777
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$800	$800	$800

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$(28)	$(27)	$(6)
Interim Value = Sum of 1 + 2	$969	$970	$934
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000	$1,000

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$104	$203	$210
Interim Value = Sum of 1 + 2	$1,101	$1,200	$1,150
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,120	$1,200	$1,200

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$119	$401	$335
Interim Value = Sum of 1 + 2	$1,116	$1,398	$1,275
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,120	$1,400	$1,400

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
Indexed Term length	12 months	12 months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Performance Trigger Rate	12.5%	12.5%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$(30)	$(33)
Interim Value = Sum of 1 + 2	$953	$940
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is -5%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$30	$24
Interim Value = Sum of 1 + 2	$1,013	$997
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is 10%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$93	$83
Interim Value = Sum of 1 + 2	$1,076	$1,056
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,125	$1,125

Change in Index Value is 20%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$113	$105
Interim Value = Sum of 1 + 2	$1,096	$1,078
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,125	$1,125

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Dual Performance Trigger Rates and Protection Level.

	1 Year	1 Year
Indexed Term length	12 Months	12 Months
Months since Indexed Term Start Date	9	3
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Dual Performance Trigger Rate	6%	6%
Months to End Date	3	9

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$(4)	$(24)
Interim Value = Sum of 1 + 2	$989	$956
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,010	$1,010

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$43	$20
Interim Value = Sum of 1 + 2	$1,036	$1,000
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$59	$49
Interim Value = Sum of 1 + 2	$1,052	$1,029
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$59	$55
Interim Value = Sum of 1 + 2	$1,052	$1,035
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

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The following examples demonstrate how the Interim Value is calculated in different scenarios for Dual Plus Indexed Segments.

	6 Year	6 Year
Indexed Term length	72 Months	72 Months
Months since Indexed Term Start Date	54	18
Indexed Crediting Base	$1,000	$1,000
Dual Rate	15%	15%
Performance Cap	70%	70%
Months to End Date	18	54

Change in Index Value is -15%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$(10)	$(12)
Interim Value = Sum of 1 + 2	$967	$922
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is -5%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$67	$57
Interim Value = Sum of 1 + 2	$1,044	$991
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,100	$1,100

Change in Index Value is 10%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$175	$149
Interim Value = Sum of 1 + 2	$1,152	$1,083
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,150	$1,150

Change in Index Value is 20%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$245	$205
Interim Value = Sum of 1 + 2	$1,222	$1,139
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,200	$1,200

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Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”) is a wholly owned subsidiary of Lincoln National Corporation and an affiliate of Lincoln Life as a result of common control. LFD serves as the principal underwriter (the “Principal Underwriter”) for the Contracts, as described in the prospectus. The offering of the Contracts is continuous. The Principal Underwriter has also entered into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives who are registered with Selling Firms are appointed as our insurance agents. No commissions are paid to financial intermediaries in connection with the sale of this Contract because such intermediaries receive compensation in the form of advisory fees paid by Contractowners. The Principal Underwriter retained no underwriting commissions for the sale of the contracts. LFD maintains its principal place of business at 130 North Radnor Chester Road, Radnor, Pennsylvania 19087.
Contract Information
Additional Services
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request or in another manner acceptable to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts.
Financial Statements
The December 31, 2025 consolidated financial statements of Lincoln Life are incorporated into this SAI by reference to the most recent Form N-VPFS (“N-VPFS”) filed with the SEC.

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Prospectus 5

Lincoln Level Advantage 2® Access Index-Linked Annuity Contracts
May 1, 2026
Home Office:
The Lincoln National Life Insurance Company
1301 South Harrison Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-877-737-6872
This prospectus describes an individual single premium index-linked deferred annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
This Contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) or 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the Contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your Contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract. We offer other types of annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this Contract is the best product for you.
This Contract is a complex investment and involves risks, including potential loss of principal.
The Contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time or for life subject to certain conditions. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select. This Contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners and describes all material rights and obligations of annuity purchasers under the Contract. The state in which your Contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your Contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Contract regarding state-specific features. Please check with your registered representative regarding availability.
This Contract is exclusively sold by one financial intermediary; so, there are no known variations in the availability of investment options and/or other Contract features at this time.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties although any Contract Adjustments will be applied. In some states, or if you are replacing an existing contract, this free look or cancellation period may be longer. Upon cancellation, and depending on state requirements, you will receive: 1) the greater of a full refund of the amount you paid with your application or your total Contract Value; or 2) a full refund of the amount you paid with your application, less any withdrawals. You should review this prospectus and consult with your registered representative for additional information about the specific cancellation terms that may apply.
The minimum Purchase Payment for the Contract is $25,000. No Purchase Payments will be accepted after the date the Contract is issued. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. The minimum allocation to an Indexed Account is $2,000 and you can only reallocate Contract Value to an Indexed Account on an Indexed Anniversary Date.
You may invest in one or more of the available Indexed Accounts, subject to any limitations described herein. See Appendix A – Investment Options Available Under The Contract. Indexed Accounts are established for either 1-Year, 3-Year, or 6-Year Terms, and the return on these accounts at the end of the Indexed Term is based in part on the performance of a specified Index. Each Indexed Account will have either (i) a specified Performance Cap, which is the highest Performance Rate that we will credit; (ii) a specified percentage of positive Index performance based on a Participation Rate; (iii) a Performance Trigger Rate that provides a specified rate of return if the performance of the Index is zero or positive; (iv) a Dual Performance Trigger Rate, which will either provide a specific rate of return if the performance of the Index is positive, zero or negative within the Protection Level or be added to the Index performance percentage and the Protection Level if the Index performance is negative and beyond the Protection Level; or (v) a Dual Rate, which will provide either a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative, and a Performance Cap that applies if the Index performance exceeds the Dual Rate. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed

Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. The amount of gain credited for each Indexed Segment at the end of an Indexed Term may be limited by the Performance Cap, Participation Rate, Performance Trigger Rate or Dual Performance Trigger Rate we declare. We guarantee a minimum declared crediting rate for each Indexed Account. See Appendix A – Investment Options Available Under The Contract for the guaranteed minimum declared crediting rates for each Indexed Account.
The amount of loss from negative Index performance for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level or the Dual Rate for that Segment. Your Contract Value may not be impacted by any loss up to the applicable Protection Level or Dual Rate that you choose if you do not make withdrawals during the Indexed Term. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or a 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or a 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection Level. This potential of loss exists for each Indexed Term, and over the life of the Contract which could be much greater. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, in which case you could lose the entire amount of your investment.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in surrender charges, negative Contract Adjustments, taxes, and tax penalties. Your risk of loss may be greater if you make a withdrawal prior to the End Date of an Indexed Term because a negative Contract Adjustment based on the Interim Value of the Indexed Segment may apply. The Interim Value for each Indexed Segment is calculated each Valuation Date prior to the End Date of the Indexed Term. The Interim Value calculation is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Indexed Crediting Base for each of your Indexed Segments in a proportion equal to the reduction in the Interim Value of each Indexed Segment. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised.
We hold all or a portion of the assets for our obligations for the Indexed Account options in a non-registered, non-insulated separate account, established by Us. We do not guarantee how any of the Indexed Accounts will perform. There is a risk of loss of your investment because you agree to absorb all losses in excess of the level of protection you selected.
Investors should consult a registered representative about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon your financial situation and objectives. We do not guarantee that all of the Indexed Account options will always be available. Our obligations under the Contract, including amounts to be paid to you from the Indexed Accounts, are subject to our financial strength and claims-paying ability.
Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract. The Contracts are not bank deposits and are not endorsed by any bank or government agency.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available online at www.Investor.gov.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Special Terms
In this prospectus, the following terms have the indicated meanings:
Annual Locks—An Indexed Account with Annual Locks is a multi-year account in which the performance is calculated on each Indexed Anniversary Date, but the performance is not credited to or deducted from the Indexed Segment until the End Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contract Adjustment—A positive or negative adjustment to the Contract based on the Interim Value of an Indexed Segment.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Participation Rate, Performance Trigger Rate, Dual Performance Trigger Rate, and Dual Plus.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
Dual Performance Trigger Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
Dual Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment of a Dual Plus Indexed Account at the end of the Indexed Term.
Dual Plus—A Crediting Method that uses, in part, a Performance Cap and Dual Rate to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
End Date—The last day of the Indexed Term.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index or exchange traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an Index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base or Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term or Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interim Value—Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation, annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term. The Interim Value is also used when Secure Lock+® is chosen.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Monthly Anniversary—The same calendar day as the Contract Date for each succeeding month following the Contract Date.
Participation Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive Index performance.

Performance Rate—A rate of return for an Indexed Segment based on the performance of an Index over a specified period of time, adjusted for the applicable Protection Method and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate— The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the Index performance is zero or positive.
Protection Level—The portion of loss that the Company will absorb from any negative Index performance. If the Index performance is negative by more than the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner. The Protection Level is not available on Dual Plus accounts.
Protection Method—The method used in protecting from negative Index performance at the end of an Indexed Term, including Protection Levels and Dual Rates.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Reset Rate—The new Performance Cap, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate if you choose to lock the Interim Value of an Indexed Segment before the end of the Indexed Term under Secure Lock+®.
Secure Lock+®—A feature that allows the Interim Value to be locked in on any given Valuation Date, other than an Indexed Anniversary, for an Indexed Segment.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Overview of the Contract
Purpose of the Contract
The Lincoln Level Advantage 2® Access Index-Linked Annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select and a Death Benefit payable to your designated Beneficiaries upon the death of a Contractowner or Annuitant.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals. See Surrenders and Withdrawals.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Commencement Date; and (2) a payout (income) phase, after the Annuity Commencement Date.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your Purchase Payment and earnings in the Indexed Accounts available under the Contract, each of which has its own Index, Indexed Term, Crediting Method, and Protection Method. The available Indexed Accounts are listed in Appendix A – Investment Options Available Under The Contract.
Different Crediting Methods and Protection Methods are available for your Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term to amounts allocated to an Indexed Account based, in part, on the performance of the Index. Interest is credited for any gain or deducted for any loss only on the End Date of an Indexed Segment. You could lose a significant portion of your investment if the Index declines in value.
The Protection Method you select determines the type of protection you will have for each Indexed Segment. For Indexed Accounts with Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you do not make any withdrawals until the End Date of the Indexed Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, the Indexed Segment will be impacted for the remaining portion of the loss. For example, if the Index return is -15% and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%.
For Indexed Accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Dual Rates of 10% or 15%.
We will always make at least one Indexed Account available under this Contract, but we do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The Crediting Method you select determines the Performance Rate for an Indexed Segment. Any applicable Crediting Method may limit the positive Index return used in calculating interest on the End Date of an Indexed Segment. Each Indexed Account will have either:
i)
a specified Performance Cap, which is the highest Performance Rate that we will credit. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
ii)
a Participation Rate, which is a specified percentage of positive Index performance. For example, if the Index return is 20%, and the Participation Rate is 90%, we will credit 18% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 18%;
iii)
a Performance Trigger Rate that provides a specified rate of return if the Index performance is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
iv)
a Dual Performance Trigger Rate, which will either provide a specific rate of return if the Index performance is positive, zero or negative within the Protection Level or be added to the Index performance and the Protection Level if the Index performance is negative and beyond the Protection Level. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; if the Index return is 2% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; or
v)
a Dual Rate, which will either provide a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative. An Index Account with a Dual Rate will also have a Performance Cap, which is the highest Performance Rate that we will credit if the Index performance exceeds the Dual Rate. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%; if the Index return is 4% and the Performance Cap is 50% and the Dual Rate is 15%, we will credit 15% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 15%.
In addition, the Reset Rate may limit a positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock, and these Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
We guarantee a minimum declared crediting rate for each Indexed Account. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a set period of years, for as long as you live, or for the longer of the two.
If you annuitize, your investments will be converted to income payments and you will no longer be able to choose to make withdrawals from your Contract. All benefits during the accumulation phase (including guaranteed minimum Death Benefits) terminate upon annuitization.
Primary Features and Options of the Contract
Accessing your money. During the accumulation phase, you can surrender the Contract or withdraw part of the Contract Value. If you surrender or take an early withdrawal, you may have to pay a surrender charge, taxes and a tax penalty if you are younger than 59½. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term. Additionally, if you surrender the Contract or withdraw from an Indexed Segment prior to its End Date, you will be subject to a Contract Adjustment based on the Interim Value.
Secure Lock+®. On any Valuation Date, excluding an Indexed Anniversary, between a Term’s Start Date and Term’s End Date, you may request to lock the Interim Value (“Secure Lock+®”) of an Indexed Segment.
You could lose a significant amount of money due to the Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. The Interim Value calculated at the end of the Valuation Date will be locked in and once selected, a Secure Lock+® is irrevocable. If you request a lock-in of the Indexed Segment when the Interim Value is below your Indexed Crediting Base, Protection Methods do not apply, and you assume all loss. Secure Lock+® is not available with all Crediting Methods and Protection Methods or upon the selection of an Annuity Payout option. Withdrawals prior to the Segment End Date may have a significant impact on your Contract Value. See the Contract Adjustments discussion below.
Tax treatment. Earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
Death Benefit. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner(s) or the Annuitant.
Additional Service. The Automatic Withdrawal Service allows you to automatically take periodic withdrawals from your Contract, and is available under the Contract for no additional charge.

Contract Adjustments
If you make any withdrawals, surrender, or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be subject to a Contract Adjustment based on Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of Index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value generally would be lower the earlier a withdrawal or surrender is made in a Term.

Important Information You Should Consider About the Lincoln Level Advantage 2® Access Index-linked Annuity Contract
FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
A surrender charge may apply to a surrender or withdrawal of a
Purchase Payment prior to the 6th anniversary since the Purchase
Payment was invested, up to 7% of the amount withdrawn, declining to
0% over that time period. For example, if you make a withdrawal of
$100,000 during the first year after your Purchase Payment, you could be assessed a charge of up to $7,000 on the Purchase Payment withdrawn. A surrender charge will not apply if your surrender or withdrawal is made after the 6th anniversary since a Purchase Payment was invested. This loss will be greater if there is a negative Contract
Adjustment based on Interim Values, taxes or tax penalties.
If you remove Contract Value prior to the End Date of an Indexed Term, we will apply a Contract Adjustment based on Interim Value, which could be negative, and you could lose up to 100% of your investment due to the Contract Adjustment. For example, if you allocate $100,000 to an Indexed Account and later withdraw the entire amount before the
Indexed Term has ended, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also have to pay a surrender charge, taxes, and tax penalties. Contract
Adjustments are applied to withdrawals, surrenders, reallocations, annuitizations and Death Benefit payments prior to the End Date of an
Indexed Term and when Secure Lock+® is exercised.
●Fee Tables ●Charges and Adjustments – Surrender Charge ●Charges and Adjustments – Contract Adjustments
Are There Transaction Charges?	No: The Contract does not impose any transaction charges other than surrender charges.	●Fee Tables ●Charges and Adjustments
Are There Ongoing Fees and Expenses?
Yes:
There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by the Company through the use of a Performance Cap, Participation Rate,
Performance Trigger Rate, Dual Performance Trigger Rate, or Reset
Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. Additionally, in certain cases your Contract Value may be subject to a negative Interim
Value adjustment.
●Fee Tables ●Charges and Adjustments – Surrender Charge

	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes:
●You can lose money by investing in the Contract. Your investment in the Indexed Accounts is subject to all losses in excess of the
Protection Method you choose including any loss experienced from a negative Index performance. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or
15% Dual Rate, up to 80% of your investment in an Indexed
Account with a 20% Protection Level, up to 75% of your
investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a
30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.
●An Interim Value is calculated if an early withdrawal is taken prior to the end of an Indexed Term. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●Indexed interest will only be credited to an Indexed Account at the end of an Indexed Term. No interest will be credited to funds withdrawn, reallocated, or surrendered before the end of an Indexed
Term.
●Withdrawals or reallocations taken prior to the end of an Indexed
Term may result in a negative Contract Adjustment based on the
Interim Value and loss of positive Index performance. The Interim
Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the Indexed Term.
●A surrender or withdrawal may result in surrender charges. Any surrender charge will reduce the Contract Value or the amount of money that you actually receive.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●At the end of an Indexed Term, you may reallocate the Indexed
Segment Ending Value to any available Indexed Account as long as the reallocation request is received on or before the Indexed
Anniversary Date. If we do not hear from you by the end of the
Indexed Term, we will reallocate your Segment Ending Value into a new Indexed Segment with the same Crediting Method, Indexed
Term, Index and Protection Method if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum rates. If the same type of Indexed Segment is not
available, your Segment Ending Value will be moved to the 1-Year
S&P 500® Price Return Index with Performance Cap and 10%
Protection Level and will not be eligible for reallocation into another
Indexed Account until the next Indexed Anniversary Date.
●Fee Tables ●Principal Risks of Investing in the Contract ●Surrenders and Withdrawals ●Charges and Adjustments

RISKS	Location in Prospectus
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the Indexed Accounts you choose.
Performance can vary depending on the performance of the Indexes linked to the Indexed Accounts.
●Each Indexed Account has its own unique risks and you should review the available Indexed Accounts before making an investment decision.
●The Crediting Method you select may limit positive (upside) Index returns. This may result in you earning less than the Index return.
For example:
●If the Indexed Account has a Performance Cap, and the Index
return is 12% and the Performance Cap is 10%, we will credit
10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Participation Rate, and the Index
return is 12%, and the Participation Rate is 90%, we will credit
10.8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Performance Trigger Rate, and the
Index return is 12% and the Performance Trigger Rate is 10%, we will credit 10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Performance Trigger Rate, and
the Index return is 12% and the Dual Performance Trigger Rate is
8%, we will credit 8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Rate and Performance Cap, and
the Index return is 60% and the Performance Cap is 50%, we will credit 50% in interest at the end of the Indexed Term.
●A Reset Rate may limit positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. For example, if the Index return is 12%, and the Reset Rate is a 2%
Performance Cap, we will credit 2% in interest at the end of the
Indexed Term.
●While an Indexed Account with Dual Performance Trigger Rate or
Dual Plus may provide for a positive Performance Rate even in the event of negative Index performance, there is no guarantee of investment gain. Negative Index performance may result in
significant loss.
●The Protection Level will limit negative (downside) Index returns.
For example, if the Index return is -25% and the Protection Level is
10%, we will deduct 15% (the amount that exceeds the Protection
Level) at the end of the Indexed Term.
●The Dual Rate will limit negative (downside) Index returns. For example, if the Index return is -25% and the Dual Rate is 15%, we will deduct 10% at the end of the Indexed Term.
●Each Index is a “price return Index”, not a “total return Index”, and does not, therefore, reflect dividends paid on the underlying securities. This will cause the Index to underperform a direct investment in the securities composing the Index.
●The providers of ETFs that serve as Indexes for certain Indexed
Accounts deduct fees and costs when calculating performance.
●These factors may result in you earning less than the Index return.
●Principal Risks of Investing in the Contract ●Appendix A – Investment Options Available Under the Contract

RISKS	Location in Prospectus
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to
Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-877-737-6872 or visiting www.LincolnFinancial.com.
●Each Index’s returns do not include any dividends or other
distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index.
●Principal Risks of Investing in the Contract
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●You cannot reallocate from an Indexed Account to another Indexed
Account except on an Indexed Anniversary. If you reallocate from an
Indexed Account on an Indexed Anniversary Date that is not the End
Date of the Indexed Term, any such reallocation will be based on the
Interim Value of the Indexed Account (or the value locked-in through previous exercise of Secure Lock+®).
●All Indexed Segments must begin on the Indexed Anniversary Date.
All future Indexed Terms must begin on the same Indexed
Anniversary Date. This means that after the initial Indexed Segment is created you can only make reallocations of Contract Value to the
Indexed Accounts one time a year. If you have more than one 3-Year or 6-Year Term Indexed Segment in effect at any time, Indexed
Terms of the same Indexed Term length must have the same Start
Date.
●We determine and provide the available Indexed Accounts and applicable rates for the Crediting Methods of each Indexed Segment at least 5 business days in advance of the Indexed Anniversary Date.
We may not offer new Indexed Segments for the Indexed Accounts or we may change the features of an Indexed Account from one
Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees).
Therefore, an Indexed Account may not be available for you to reallocate your Contract Value on an Indexed Anniversary Date.
●We have the right to substitute an alternative Index prior to the End
Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed
Segment, we will not change the Crediting Method or Protection
Method for the Indexed Term. We will attempt to choose a new
Index that has a similar investment objective and risk profile to the existing Index.
●Indexed Accounts ●Appendix A – Investment Options Available Under the Contract

	RESTRICTIONS	Location in Prospectus
Are There any Restrictions on Contract Benefits?	Yes: ●Withdrawals will reduce the Death Benefit. ●The Contract will terminate when any Death Benefit is paid due to the death of the Annuitant.	●The Contracts
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your registered representative may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns with the professional’s firm.
(Your investment professional may be your broker-dealer,
investment adviser, insurance agent, or someone else.)
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you currently own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance

Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Indexed Account or from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Indexed Account. State premium taxes may also be deducted.
  TRANSACTION EXPENSES

Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn)[1]	7.00%
1
The surrender charge percentage is reduced over a 6-year period at the following rates: 7%, 7%, 6%, 5%, 4%, 3%. We may reduce or waive this charge in certain situations. See Charges and Adjustments – Surrender Charge.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Indexed Account or from the Contract before the expiration of an Indexed Term.
  ADJUSTMENTS

Contract Adjustment (Interim Value) Maximum Potential Loss (as a percentage of Contract Value at the start of an Indexed Term)	100%
1
If you make any withdrawals, surrender or terminate your Contract, reallocate Contract Value from an Index Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method or Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The maximum loss would occur if there is a total distribution for an Indexed Segment at a time when the Index
Value has declined to zero or close to zero.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
  ANNUAL CONTRACT EXPENSES

Base Contract Expenses	N/A
Optional Guarantee of Principal Death Benefit (as a percentage of Contract Value on each Contract Date Anniversary)
Age at Contract Issue 75 or younger (all Contractowners and Annuitants)	0.00%
Age at Contract Issue 76 or older (any Contractowners and Annuitants)	1.00%
In addition to the fees described above, we limit the amount you can earn on Indexed Accounts. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

Principal Risks of Investing in the Contract
This section describes potential risks associated with the Contract.
Market Risk. There is a risk of loss of your investment in the Indexed Segments since the performance tracks a market Index. You are responsible for all losses in excess of the Protection Method you choose. Under extreme circumstances, at the end of an Indexed Term, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level and up to 70% of your investment in an Indexed Account with a 30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that will limit Index losses, which would mean risk of loss of the entire amount invested.
The Protection Method applies for the full term of the Indexed Segment including Segments with Annual Locks. Each time you move into a new Indexed Segment, you may have a new Protection Method and are subject to the same risk of loss as described above. There is also a risk of loss upon an early withdrawal. For Annual Lock accounts, since the gain or loss is established each year, losses can accumulate so that you could actually lose more than the amount in excess of the Protection Level percent. Losses you incur in one year will reduce the amount invested for the next year. In a continuing down market over the Indexed Term, however, your loss could exceed the Protection Level. For example, if you chose a 10% Protection Level and if loss occurred during each Annual Lock period for the remainder of the term, you could lose more than 90% of your principal in an Annual Lock account.
Early Withdrawal Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income also mean that the Contract is more beneficial to investors with a long-term horizon. You should carefully consider the risks associated with taking a withdrawal or surrendering the Contract. You may incur a surrender charge upon the surrender or withdrawal of Contract Value. See Charges and Adjustments – Surrender Charge. If you take a withdrawal or surrender the Contract, any applicable surrender charges will reduce the value of your Contract or the amount of money that you ultimately receive. The proceeds of your withdrawal or surrender may be subject to ordinary income taxes, including a tax penalty if you are younger than age 59½. Participation in an Automatic Withdrawal Service will repeatedly expose you to these risks.
If you withdraw Contract Value from an Indexed Account prior to the End Date of an Indexed Term it will be based on the Interim Value of the Indexed Account. Under extreme conditions, a negative Contract Adjustment based on Interim Values could result in a loss of up to 100% of your Contract Value in an Indexed Segment. Additionally, the withdrawal will cause an immediate reduction to your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Indexed Segment Ending Value at the end of the Indexed Term unless Secure Lock+® is exercised. Once your Indexed Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term. Contract Value must remain in an Indexed Segment until the end of the Indexed Term to be credited with all or partial interest unless Secure Lock+® is exercised.
To determine the Interim Value, we apply a formula which is not the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be less than if you had held the Indexed Segment for the full Indexed Term. It also means that you could have a negative performance, even if the value of the Index has increased during the calculation period. All withdrawals (including surrender or termination of your Contract), reallocation of Contract Value from an Indexed Segment, annuitization of your Contract or payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date will be based on the Interim Value.
Indexed-Account Risk. Each available Index will expose you to risks associated with equity markets. Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with the Indices, which means that the value of the Indices can change dramatically over a short period of time in either direction. The Indices used are “price return Indices”, not “total return Indices”, meaning that each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index. Additionally, the ETF providers deduct fees and costs when calculating performance, which will reduce the ETF returns and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indices and ETFs do not represent a direct investment in the Index or ETF or in the securities tracked by the Index.
We may change the Index on a particular Indexed Account if the Index is discontinued or if we feel the Index is no longer appropriate. This change may occur in the middle of an Indexed Segment and this change may impact how your Indexed Segment performance and Interim Value are calculated. See the Discontinuance or Substitution of an Index section later in the prospectus for more information.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Ending Value in a new Indexed Segment with the same Crediting Method, Indexed Term, Index, Protection Level, or Dual Rate, as applicable, if available. The Crediting Method for the new Indexed Segment could be less advantageous than the current Indexed Segment because the rate may be different. If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P

500® Price Return Index with Performance Cap, 10% Protection Level. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.
Investors in an Indexed Account have no rights in the linked Index. You will not have voting rights or rights to receive cash dividends or other rights that shareholders who invest in mutual funds based on these Indices or in the ETFs would have.
Additional risks for specific Indices are as follows:
●
S&P 500® Price Return Index: This Index is comprised of equity securities issued by large-capitalization U.S. companies. In general large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
●
Russell 2000® Price Return Index: Compared to mid-and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
●
Capital Strength Net Fee IndexSM: This Index has fewer stocks than broad based indices; therefore, the risk is spread between fewer equity securities. This Index may not track other large cap indices.
●
First Trust American Leadership IndexTM: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.
●
MSCI EAFE Price Return Index: International investing involves special risks not found in domestic investing, including political and social differences and currency fluctuations due to economic decisions. Emerging markets can be riskier than investing in well-established foreign markets. The risks associated with investing on a worldwide basis include differences in the regulation of financial data and reporting, currency exchange differences, as well as economic and political systems differences.
●
Capital Group Global Growth Equity ETF: Market conditions and global events can affect the value of securities held by the fund. Growth-oriented stocks and investments outside the United States may entail larger price swings and susceptibility to economic, political, and regulatory changes. Additionally, trading fund shares on the secondary market can lead to further fluctuations due to trading at different times and foreign exchanges differences.
●
Capital Group Growth ETF: Market conditions and global events can affect the value of securities held by the fund. Growth-oriented stocks and investments outside the United States may entail larger price swings and susceptibility to economic, political, and regulatory changes. Additionally, trading fund shares on the secondary market can lead to further fluctuations due to trading at different times and foreign exchanges differences.
Risks Associated with Crediting Methods and Protection Methods. The available Indexed Accounts with applicable Crediting Methods and Protection Methods will vary over time. Before investing in a new Indexed Segment, you should determine exactly what Indexed Accounts, Protection Methods, and Crediting Methods are available to you. There is no guarantee that more than one Indexed Account will be available in the future. You risk the possibility that you would find declared caps and rates unacceptable (i.e. could be lower than what were available at the time your Contract was issued), so you should make sure the Segment(s) you select is appropriate for your investment goals.
●
The Protection Method that is applicable to an Indexed Account only provides you with limited protection from negative Index performance at the end of an Indexed Term, or, in the case of Indexed Account with an Annual Lock, each Contract Year during the Indexed Segment. You could lose a significant amount of your Purchase Payment and/or prior earnings under the Contract despite these limits on negative Index returns. You also bear the risk that continued negative Index returns may result in zero or a negative Performance Rate being credited to your Contract Value over multiple strategy periods. Given that the Protection Method applies to a single Indexed Term, if an Indexed Account is credited with a negative Performance Rate for multiple Indexed Terms, the cumulative loss may exceed any single Indexed Term’s stated Protection Method. Similarly, if you select an Indexed Account with an Annual Lock, the Protection Level will apply each Contract Year during an Indexed Term, so if the Index has negative performance for multiple Contract Years during the Indexed Term, the cumulative loss reflected in the Performance Rate at the end of the Indexed Term may exceed any single Contract Year’s stated Protection Level. The Protection Method does not apply to your Interim Value, so in order to receive the full protection you must hold your investment until the end of the Indexed Term.
●
Gains in your Indexed Segments are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Performance Cap exists for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Generally, Indexed Segments with greater Protection Levels have lower Performance Caps. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times.
●
Gains in your Indexed Segments may be limited by any applicable Participation Rate, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. If the Participation Rate is less than 100%, the increase in your Segment Ending Value will never reflect the entire corresponding performance in the applicable Index over the Indexed Term. The Participation Rate exists for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Participation Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Participation Rates for new Segments

will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times.
●
Gains in your Indexed Segments are limited by any applicable Performance Trigger Rate. If the performance of the Index is zero or positive, a specified rate is used to determine the Segment Ending Value. The Performance Trigger Rate may be lower than the actual performance of the Index, which means that your return may be lower than if you had invested directly in a fund based on the applicable Index. The Performance Trigger Rate applies for the full term on the Indexed Segment unless Secure Lock+® is exercised. Generally, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate may be lower for Contracts with Guarantee of Principal Death Benefit. Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times.
●
Gains in your Indexed Segment are limited by any applicable Dual Performance Trigger Rate. The Dual Performance Trigger Rate is used in determining the Segment Ending Value. The Dual Performance Trigger Rate may be lower than the actual performance of the Index, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Dual Performance Trigger Rate applies for the full term of the Indexed Segment unless Secure Lock+® is exercised. The Dual Performance Trigger Rate may be lower for Contracts with the Guarantee of Principal Death Benefit. Dual Performance Trigger Rates for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new Contracts or for the other Contracts issued at different times.
●
Gains in your Dual Plus Indexed Segment are limited by any applicable Performance Cap, which means that your return could be lower than if you had invested directly in a fund based on the applicable Index. The Performance Cap exists for the full term of the Indexed Segment. The Performance Cap may be lower for Contracts with the Guarantee of Principal Death Benefit. Performance Caps for new Segments will be declared at least 5 business days in advance of the beginning of a Segment. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or other Contracts issued at different times.
●
For Indexed Accounts without an Annual Lock, the indexed performance credited to or deducted from your Indexed Segment is determined on the last day of the Indexed Term. It is not affected by the price of the Index on any date in between the effective date of the Indexed Account and the End Date of the Indexed Term. Annual Lock accounts are not affected by Index prices between the Annual Lock anniversaries.
Risks Associated with Secure Lock+®
You should carefully consider whether and when to elect a Secure Lock+® of your Interim Value. A lock-in may only be requested once per Contract Year per Indexed Segment and is irrevocable. Your locked-in value could be less than if you chose not to lock- in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply, and you assume all loss. If you have elected to lock-in and the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase. Additionally, you assume the risk that your Reset Rate may not be known when you request a lock-in and the Reset Rate may be lower, significantly lower than the rate prior to the lock-in. Secure Lock+® is not available with all Indexed Accounts. Refer to the “Secure Lock+®” section for additional details and examples.
Insurance Company Risk
●
An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
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Your receipt of funds invested in the Indexed Segments is based on the claims paying ability of Lincoln Life. You have no ownership rights in the underlying securities. The assets backing the Indexed Accounts are not segregated from other business of Lincoln Life.
Contract Changes Risk
●
We reserve the right, within the law, to make certain changes to the structure and operation of the Indexed Accounts at our discretion and without your consent. We may add to or delete Indexed Accounts currently available or change the features of an Indexed Account from one Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees). We do not guarantee that more than one Indexed Account option will always be available.
●
We have the right to substitute an alternative Index prior to the End Date of an Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed Segment, we will not change the Crediting Method or Protection Method for the Indexed Term. We will attempt to choose a new Index that has a similar investment objective and risk profile to the existing Index.
●
You may incur a surrender charge upon the surrender or withdrawal of Contract Value. See Charges and Adjustments — Surrender Charge.

Cybersecurity and Business Interruption Risks. We rely heavily on our computer systems and those of our business partners and service providers to conduct our business. As such, our business is vulnerable to cybersecurity risks and business interruption risks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data; interference with or denial of service; attacks on websites or systems; operational disruptions; and unauthorized release of confidential customer or business information. Cybersecurity risks affecting us, any third-party administrators, underlying funds, index providers, intermediaries, and service providers may adversely affect us and/or your Contract. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including order processing; impact our ability to calculate Contract values; cause the release and possible destruction of confidential customer or business information; and/or subject us to regulatory fines, litigation, financial losses or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that systems disruptions, cyberattacks and information security breaches will always be detected, prevented, or avoided in the future.
In addition to cybersecurity risks, we are exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. Any such disasters could interfere with our business and our ability to administer the Contract. For example, they could lead to delays in our processing of Contract transactions, including orders from Contractowners, or could negatively impact our ability to calculate Contract values. They may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that negative impacts associated with natural and man-made disasters will always be avoided.
Purchase Payment Risk. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. You should carefully consider the amount of your Purchase Payment when purchasing the Contract and whether to take a withdrawal under the Contract. The reduction of Contract Value as a result of a withdrawal, including any applicable surrender charges, may not be offset by gains as a result of positive performance of your investment selections.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same owner, joint owner, or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Indexed Accounts
The Contract offers several Indexed Accounts. We will credit positive, negative or zero interest at the end of an Indexed Term based, in part, on the performance of an Index. This rate of return is the Performance Rate. An Indexed Account is defined by the Index tracked, the length of the Indexed Term, the Crediting Method, and the Protection Level or Dual Rate, as applicable, it provides, and whether or not it includes an Annual Lock. An investment in an Indexed Account is not an investment in the Index or in any Index fund.
You could lose a significant portion of your investment in an Indexed Segment if the Index declines in value. You are responsible for all losses in excess of the Protection Level or Dual Rate you choose. There is also a risk of loss upon an early withdrawal. If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will be based on Interim Value and will cause an immediate reduction in your Indexed Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. You could lose a significant portion of your investment in an Indexed Segment if amounts are removed from the Indexed Segment prior to the end of the Indexed Term.
You may allocate all or a portion of your Purchase Payment into one or more Indexed Accounts. The minimum allocation to an Indexed Account is $2,000; there is no maximum allocation limit. A new Indexed Segment is established upon an allocation to an Indexed Account. Each Indexed Segment may have its own:
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Start Date
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Crediting Base
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Performance Rate
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Performance Cap
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Participation Rate
●
Performance Trigger Rate
●
Dual Performance Trigger Rate
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Dual Rate
●
Contract Value
●
End Date
Information regarding each Indexed Account, including 1) its name, 2) its type, 3) its Indexed Term, 4) its Crediting Method, 5) its Protection Method, and 6) its minimum limit on Index gain, is available in Appendix A – Investment Options Available Under The Contract.

Indices. Each Indexed Account references a market index or ETF that determines the performance of its associated Indexed Segments. A market index, unlike an ETF, is not a fund; it is unmanaged and is not available for direct investment. We currently offer Indexed Accounts based on the performance of the following securities indices and ETFs:
S&P 500® Price Return Index (SPX). The S&P 500® Index is comprised of 500 stocks considered representative of the overall market.
Russell 2000® Price Return Index (RTY). The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 2000® Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.
Capital Strength Net Fee IndexSM (NQCAPSTNF). The Index is comprised of 50 stocks selected based on cash on hand, debt ratios and volatility. The Capital Strength Price Return IndexSM will be reduced by 0.65% to result in the Capital Strength Net Fee IndexSM.
First Trust American Leadership IndexTM (FTUSLDRS). The First Trust American Leadership IndexTM provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership IndexTM incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.
MSCI EAFE Price Return Index (MXEA). The MSCI EAFE Index measures the equity market performance of 22 developed market country indices located in Europe, Australia and the Far East.
Capital Group Global Growth Equity ETF (CGGO). The fund’s investment objective is to provide long-term growth of capital. The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. The fund normally invests at least 80% of its assets in equity securities. Under normal market conditions, the fund will invest at least 40% of assets outside the U.S.
Capital Group Growth ETF (CGGR). The fund’s investment objective is to provide growth of capital. The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Up to 25% of assets can be invested outside the U.S.
The Indices used are “price return Indices,” not “total return Indices,” meaning that each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index. Additionally, the ETF providers of the ETFs that serve as Indices for certain Indexed Accounts deduct fees and costs when calculating performance, which will reduce the ETF returns and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indices and ETFs do not represent a direct investment in the Index or ETF. If an Index is discontinued or substantially changes (for example if an Index sponsor announces that it will make a material change in the formula for or the method of calculating the Index or in any other way materially modifies the Index, or an ETF provider substantially changes the investment objective), we reserve the right to select an alternative Index or ETF and we will notify the Contractowner of such changes. In selecting an alternative Index or ETF we will attempt to approximate the performance of the original investment in a commercially reasonable manner in light of relevant market circumstances at the time. Any substitution is subject to approval by the state insurance authorities where the Contract and rider were issued, if required by law. A change to the Index or ETF in the middle of a Segment may impact the calculation of the Performance Rate for the Segments. When we notify you of a change to the Index or ETF, we will also state how the change will impact your Performance Rate. Investments in new Segments are available on an Indexed Anniversary Date.
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Performance Cap and a hypothetical 10% Protection Level. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any specific Indexed Account. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Indexed Account. This performance does not reflect any Contract Adjustment based on Interim Value or any Contract fees and charges, including surrender charges, which may reduce performance.

The S&P 500® Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Russell 2000® Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Capital Strength Net Fee IndexSM is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.

The First Trust American Leadership IndexTM is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index provider deducts fees and costs when calculating the Index return, which will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.

The MSCI EAFE Price Return Index is a “price return Index,” not a “total return Index,” and therefore does not reflect the dividends paid on securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in securities composing the Index.

The Capital Group Global Growth Equity ETF deducts fees and costs when calculating the Index return. This will reduce the ETF return and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that is linked to this ETF does not participate in dividend or capital gains distributions of the ETF, if any.

The Capital Group Growth ETF deducts fees and costs when calculating the Index return. This will reduce the ETF return and will cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that is linked to this ETF does not participate in dividend or capital gains distributions of the ETF, if any.
Indexed Term. The Indexed Term is the specified period of time over which an Index’s performance is measured, subject to applicable limits on Index gains and losses, to determine the amount of positive, negative or zero interest that will be credited to an Indexed Account at the end of the period. 1-Year, 3-Year, and 6-Year Indexed Terms are available in this Contract. An Indexed Segment begins on the day your money is allocated to an Indexed Segment, called the Start Date. The yearly anniversary of the Start Date of the initial Indexed Segment is the Indexed Anniversary Date of your Contract. This is the Indexed Anniversary Date for the life of your Contract.
You may choose to allocate your Purchase Payment to different Indexed Accounts, but all Indexed Segments must begin on the Indexed Anniversary Date. All future Indexed Terms must begin on the same Indexed Anniversary Date. This means you can only allocate to Indexed Accounts one time a year. For example, you may start a 6-Year Indexed Segment, and three years later, you can start a 1-Year or 3-Year Indexed Segment, as long as the 1-Year or 3-Year Indexed Segment begins on the Indexed Anniversary Date for your Contract. If you have more than one 3-Year or 6-Year Indexed Segment in effect at any time, Indexed Terms of the same term length must have the same Start Date.
Your Contract Value must remain in an Indexed Account until the end of the Indexed Term to be credited with all or partial interest and to avoid a possible Contract Adjustment based on Interim Value, in addition to potential surrender charges and tax consequences. If you make any withdrawals (including surrender or termination of your Contract), reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. For more information, see “Interim Value” later in this section. Lincoln reserves the right to make additional Indexed Account options available or to withdraw currently available Indexed Account options and change the features of an Indexed Account from one Indexed Term to the next, including the Index and the current limits on Index gains and losses, in the future.
Indexed Contract Value. For each Indexed Segment the daily value is determined as follows:

a. On the Start Date of the Indexed Segment, the value of the Indexed Segment equals the initial Indexed Crediting Base. The initial Indexed Crediting Base is the amount of Purchase Payment or Contract Value allocated to the Indexed Segment.
b. On each Valuation Date during the Indexed Term, the value of the Indexed Segment equals the Interim Value.
c. On the last date of the Indexed Term, called the End Date, the value of the Indexed Segment equals the Segment Ending Value.
Crediting Methods and Protection Methods. Different Crediting Methods and Protection Methods are available for your Indexed Account. Interest is credited for any performance earned or deducted for any loss only on the End Date of a Segment. The Crediting Method you select may limit positive (upside) Index returns credited on the End Date of a Segment and the Protection Method will limit the negative Index returns deducted on the End Date of a Segment. If the End Date is not a Valuation Date, then the amount will be credited or deducted on the next business day. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Indexed Segments with Performance Caps, No Annual Locks. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. The Performance Cap may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Caps. The Performance Cap will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Cap. The Performance Rate can be positive, negative or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If your Indexed Account has a Performance Cap and the percentage change of the Index Value from the Start Date to the End Date is positive and equal to or greater than the Performance Cap, then the Performance Rate equals the Performance Cap. If the percentage change is zero or positive and less than the Performance Cap, the Performance Rate equals the percentage change of the Index Value. If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The Performance Rate for Indexed Segments with a 100% Protection Level is zero if the percentage change is negative.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value (described later in the Interim Value section). Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Performance Caps with Annual Locks. For an Indexed Segment with Annual Locks, the Performance Rate will be calculated in the same manner as without Annual Locks (see discussion above), except it will be calculated on each Index Anniversary Date. The performance will NOT be credited to or deducted from the Indexed Segment, however, until the End Date of the Indexed Term (at the end of the 6th year). The amount of the performance credited or deducted from the Indexed Segment on the End Date equals the sum of the annual performance amounts on each Indexed Anniversary Date, adjusted for any withdrawals, transfers, or annuitization. On the first Indexed Anniversary Date, the performance equals the Performance Rate change multiplied by the Indexed Crediting Base. This performance amount is added to or deducted from the Indexed Crediting Base. This adjusted Indexed Crediting Base becomes the Indexed Crediting Base for the next one-year period. On each Indexed Anniversary Date thereafter, the return for the year is credited to or deducted from the Indexed Crediting Base and the adjusted Indexed Crediting Base carries over to the next one-year period. As a result, a loss you incur in one year will reduce the amount invested for the next year. In a continuing down market, you could lose in excess of the applicable Protection Level. For example, if the Protection Level is 10%, in a continuing down market, you could lose more than 90% of your investment. On the other hand, a gain you incur in one year will increase the Indexed Crediting Base for the next year, upon which future gains (if any) will be calculated. The Segment Ending Value will equal the value of the Indexed Crediting Base on the End Date (after the adjustment for performance on the last Indexed Anniversary Date).
The Indexed Crediting Base is used only to calculate the performance of Indexed Segments on the Indexed Anniversary Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit. In addition to the Indexed Crediting Base adjustment for performance, withdrawals and transfers reduce the Indexed Crediting Base in the same proportion that withdrawals and transfers reduce the Interim Value.
The initial Performance Cap applies to the initial Indexed Term. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated in this prospectus by reference.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 6-Year with Annual Locks with a 10% annual Performance Cap and 10% Protection Level

Allocation to Indexed Segment = $100,000
Indexed Crediting Base at Beginning of Term = $100,000
Indexed Segment Anniversary	Index % Change	Indexed Segment Performance Rate (adjusted for Cap or Protection Level)	Indexed Segment Performance Amount	Adjusted Indexed Crediting Base/ Anniversary Value
1/8/2027	+7%	+7%	$7,000	$107,000
1/8/2028	+12%	+10%	$10,700	$117,700
1/8/2029	-13%	-3%	-$3,531	$114,169
1/8/2030	-5%	0%	$0	$114,169
1/8/2031	+5%	+5%	$5,708	$119,877
1/8/2032	+17%	+10%	$11,988	$131,865

Note: The Segment Ending Value is $131,865. The $31,865 (the sum of the values on each Index Anniversary) is not credited to your Contract Value until the end of the 6-year Indexed Term. Until the end of the Indexed Term, with an Annual Lock account, the Interim Value calculation applies. The anniversary amounts are not available to you and are used only for calculation purposes as the Indexed Crediting Base for the next year.
Depending on market conditions, Performance Caps on subsequent 6-year Indexed Terms with Annual Locks may be higher or lower than the initial Performance Cap. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.
Indexed Segments with Participation Rates. The Participation Rate represents the portion of the Index performance that is reflected in the value of the Indexed Segment. For example, if the Index return is 20%, and the Participation Rate is 90%, we will credit 18% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 18%. The Participation Rate may be equal to, or greater or less than 100%, and may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. The Participation Rate will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Participation Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Participation Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Participation Rate for each subsequent Indexed Term. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times. In no event will a Participation Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Participation Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Participation Rate and the Protection Level. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If the percentage change of the Index Value from the Start Date to the End Date is zero or positive, then the Performance Rate equals the Participation Rate multiplied by the percentage change. If the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your
Indexed Segment will not change. The Segment Ending Value on the End Date is equal to the sum of A and (A multiplied by B) where:
A = the Indexed Crediting Base on the End Date and

B = the Performance Rate.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 3-Year with a 115% Participation Rate
Allocation to Indexed Segment = $100,000
Indexed Crediting Base = $100,000
			B	A	= A + (A x B)
Indexed Segment Anniversary	Index % Change	Participation Rate	Performance Rate	Indexed Crediting Base on the End Date (Prior to Segment Maturity Value calculation)	Segment Maturity Value
1/8/2029	+20%	115%	20% x 115% = 23%	$100,000	$123,000

Example for Indexed Segment with lower declared Participation Rate:
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 3-Year with a 95% Participation Rate
Allocation to Indexed Segment = $100,000
Indexed Crediting Base = $100,000
			B	A	= A + (A x B)
Indexed Segment Anniversary	Index % Change	Participation Rate	Performance Rate	Indexed Crediting Base on the End Date (Prior to Segment Maturity Value calculation)	Segment Maturity Value
1/8/2029	+15%	+95%	15% x 95% = 14.25%	$100,000	$114,250

The following examples show Performance Rates assuming an initial Participation Rate of 95% and 105%.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
Depending on market conditions, subsequent Participation Rates may be higher or lower than the initial Participation Rate. Subsequent Participation Rates may differ from the Participation Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Participation Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Performance Trigger Rate. The Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Ending Value if the Index return for the Indexed Term is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%.
The Performance Trigger Rate may vary depending on the Death Benefit option, the Index, the Indexed Term length, and the Protection Level. Typically, Indexed Segments with greater Protection Levels have lower Performance Trigger Rates. The Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+® is elected.
The initial Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Trigger Rate for each subsequent Indexed Term. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. In no event will a Performance Trigger Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Trigger Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and subject to the Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Performance Trigger Rate. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If you have a Protection Level and the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.

The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount you have allocated to the Indexed Segment, less any withdrawals during the Indexed Term deducted proportionately by the amount that the withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment is reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
The following examples illustrate how we calculate the Performance Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The example assumes no withdrawals.

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date, and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
Depending on market conditions, subsequent Performance Trigger Rates may be higher or lower than the initial Performance Trigger Rate. Subsequent Performance Trigger Rates may differ from the Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Dual Performance Trigger Rate. The Dual Performance Trigger Rate is a rate of return for an Indexed Segment that we declare at the beginning of the Indexed Term. It is used, in part, to determine the Segment Ending Value.
The Dual Performance Trigger Rate may vary depending on the Death Benefit option, the Index, the Indexed Term, and the Protection Level you select. The Dual Performance Trigger Rate will not change during the Indexed Term unless Secure Lock+® is elected. Typically, Indexed Segments with greater Protection Levels have lower Dual Performance Trigger Rates.
The initial Dual Performance Trigger Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Dual Performance Trigger Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Dual Performance Trigger Rate for each subsequent Indexed Term, if any. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new Contracts or for other Contracts issued at different times. In no event will a Dual Performance Trigger Rate be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Dual Performance Trigger Rates can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and the Dual Performance Trigger Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, with the difference then divided by the Index Value on the Start Date. The daily Index Value is posted on the Index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the Index Value is published.
If the percentage change of the Index Value is greater than or equal to zero on the End Date, the Performance Rate is equal to the Dual Performance Trigger Rate. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%. If the percentage change in the Index Value is less than zero but within the Protection Level, the Performance Rate is equal to the Dual Performance Trigger Rate. For example, if the Index return is -5%, the Protection Level is 10% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%. If the percentage change in the Index Value is negative and beyond Protection Level, the Performance Rate is the percentage change in the Index Value, plus the Dual Performance Trigger Rate, plus the Protection Level. The Performance Rate could be negative. For example, if the Index return is -20%, the Protection Level is 10% and the Dual Performance Trigger Rate is 8%, we will deduct 2% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will decrease by 2%.
The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value. The Indexed Crediting Base is the amount that you have allocated to the Indexed Segment, less any transfers or withdrawals during the Indexed Term deducted proportionately by the amount that the transfers or withdrawals reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment will be reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.
The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, reallocation, annuitization or as a Death Benefit.
The following examples show the Performance Rates assuming an initial Dual Performance Trigger Rate of 6% and a Protection Level of 10%.

Depending on market conditions, subsequent Dual Performance Trigger Rates may be higher or lower than the initial Dual Performance Trigger Rate. Subsequent Dual Performance Trigger Rates may differ from the Dual Performance Trigger Rate used for new contracts or for other contracts issued at different times. The Company will determine new Dual Performance Trigger Rates on a basis that does not discriminate unfairly within any class of contracts. If Secure Lock+® has been elected, see the Secure Lock+® section below for additional information.
Indexed Segments with Dual Plus. The Dual Plus Indexed Accounts offer a Dual Rate and Performance Cap for an Indexed Segment that we declare at the beginning of the Indexed Term that are both used in determining the Segment Ending Value. The Performance Cap is the maximum Performance Rate that can be credited to the Indexed Segment for an Indexed Term for which it is declared. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%. The Performance Cap may vary depending on the Death Benefit option, the Index, and the Indexed Term length. The Performance Cap will not change during the Indexed Term. The Dual Rate will not vary depending on the Death Benefit option, the Index, or the Indexed Term length and will not change from one Indexed Term to the next.
The initial Performance Cap applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit may have lower Performance Caps than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Performance Cap for each subsequent Indexed Term. If no Performance Cap is declared for an Indexed Term, there is no maximum Performance Rate for that Indexed Term. In no event will a Performance Cap be lower than what is shown in Appendix A – Investment Options Available Under The Contract. Information about current Performance Caps can be found at www.lfg.com/llarates and is incorporated into this prospectus by reference.
The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Dual Rate and Performance Cap Rate. The percentage change is calculated by subtracting the Index Value as of the beginning of the Indexed Term from the Index Value at the end of the Indexed Term. The difference is then divided by the Index Value as of the beginning of the Indexed Term.
The Performance Rate equals (1) the Dual Rate if the percentage change of the Index Value from the Start Date to the End Date for an Indexed Term is zero, or is positive and equal to or less than the Dual Rate; or (2) the percentage change up to the Performance Cap if the percentage change is higher than the Dual Rate; or (3) the Performance Cap if the percentage change is higher than the Performance Cap; or (4) the percentage the Index has decreased plus the Dual Rate, if the Index Value at the end of the Indexed Term is less than the Index Value at the beginning of the Indexed Term. If the Performance Rate is negative, the value of your Indexed Segment is reduced.
The amount credited to or deducted from the Indexed Segment, is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Ending Value as set forth below. The Indexed Crediting Base is the amount that you have allocated to the Indexed Segment, less any transfers or withdrawals during the Indexed Term deducted proportionately by the amount that the transfer or withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax, or rider fees and charges. The Performance Rate is used to determine the value credited after all adjustments.
The Segment Ending Value on the End Date is equal to the sum of A plus (A multiplied by B) where:
A = the Indexed Crediting Base on the End Date and
B = the Performance Rate.
The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit.
The following examples show the Performance Rates assuming a Dual Rate of 15% and an initial Performance Cap of 75%.

Depending on market conditions, subsequent Performance Caps may be higher or lower than the initial Performance Cap. Subsequent Performance Caps may differ from the Performance Cap used for new Contracts or for other Contracts issued at different times. The Company will determine new Performance Caps on a basis that does not discriminate unfairly within any class of contracts.

Protection Methods. For Indexed Accounts with a Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you remain invested until the End Date of the Indexed Segment. For example, if the Index return is -15%, and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, you will be impacted for the remaining portion of the loss. This loss will reduce the amount of your investment (principal) in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%. If you choose an Indexed Account with a Performance Cap, Participation Rate, or Performance Trigger Rate and a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance if you stay invested until the End Date of the Segment. Any remaining negative percentage will be absorbed by you. If you choose an Indexed Account with a 100% Protection Level, you will not lose any of your principal allocated to the Indexed Account, due to Index performance, if you stayed invested until the End Date of the Segment. If an Indexed Account with Annual Locks is selected, the Protection Level is the percentage of the Index loss that will not impact your Indexed Crediting Base each year during the Indexed Term.
The Protection Level is not available on Dual Plus Indexed Accounts, but the Dual Rate itself may provide some protection from Index loss, as discussed below.
We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The following examples illustrate how we calculate and credit interest assuming hypothetical Index returns and hypothetical lim its on Index gains and losses. The examples assume no withdrawals.
For example:
Indexed Term Segment Start Date = 1/8/2026
Indexed Account = 1-Year Indexed Account with a 10% Protection Level
Index Value at beginning of term = 1,569
Indexed Crediting Base = $100,000
Indexed Term Segment End Date = 1/8/2027
Index Value at End Date = 1,333
Index Value percentage change = -15% ((1,333 – 1,569) / 1569)
Indexed Segment Ending Value = $95,000 ($100,000 - $5,000)
Because your Contract Value is not impacted by the first 10% of the loss, you only experience a 5% loss (-15% Index Value per centage change + 10% Protection Level = 5% loss) or $100,000 * 5.00% = $5,000.
The following year assuming you chose a new 1-Year Segment with a 10% Protection Level:
(The Indexed Segment Ending Value is used to establish the Indexed Crediting Base for the new Indexed Segment.)
Indexed Term Segment Start Date = 1/8/2027
Indexed Crediting Base = $95,000
Indexed Term Segment End Date = 1/8/2028
Index Value at End Date = 1,298
Index Value percentage change = -3% ((1,298 – 1,333)/1,333)
Indexed Segment Ending Value = $95,000 ($95,000 - $0)

Because your Contract Value is not impacted by the first 10% of the loss, you experience no loss of Contract Value for this Segment because the Index Value percentage change was less than the 10% Protection Level.

For the Dual Performance Trigger Indexed Accounts, the Protection Level is used to determine the Performance Rate on the End Date of the Segment when there is negative Index performance. If the percentage change in the Index Value is negative but within the Protection Level, the Performance Rate is equal to the Dual Performance Trigger Rate. However, if the percentage change in the Index Value has decreased by a greater percentage than the Protection Level then the amount of your investment in the Indexed Segment may be reduced. The Performance Rate would equal the percentage change in the Index Value, plus the Dual Performance Trigger Rate, plus the Protection Level. The amount of loss or gain is dependent on the percentage change in the Index Value, the Dual Performance Trigger Rate and the Protection Level on the Indexed Segment.

The following examples show the Performance Rate(s) based on the percentage change in the Index Value using a 6% Dual Performance Trigger Rate.

Dual Plus accounts do not include a Protection Level, but the Dual Rate itself may provide some protection. If Index performance is down, your Performance Rate equals the Index performance plus the Dual Rate which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term.
The following examples show the Performance Rate(s) based on the percentage change in the Index Value and using a Dual Rate of 15%.

Crediting Method Considerations. We determine Performance Caps, Participation Rates, Performance Trigger Rates and Dual Performance Trigger Rates for each new Indexed Segment at our discretion, subject to the guaranteed minimums. We consider a number of factors when declaring Performance Caps, Participation Rates, Performance Trigger Rates and Dual Performance Trigger Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by the market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower Performance Caps, Participation Rates,

Performance Trigger Rates and Dual Performance Trigger Rates for future Indexed Segments, and that such rates could be as low as the guaranteed minimum for that Indexed Account. Rates offered for new Indexed Segments may be different from those offered to new investors or offered to you at Contract issuance.
You should choose a Crediting Method that is consistent with your risk tolerance and investment objectives. Generally, assuming the same Index and Indexed Term length, an Indexed Account that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Indexed Term length, an Indexed Account that provides more potential for Index gains will generally tend to have less protection from Index losses.
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If you choose an Indexed Segment with a Performance Cap, and there is positive Index performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual Index performance. If the actual Index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual Index return.
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If you choose an Indexed Segment with a Participation Rate, and there is positive Index performance, the Performance Rate that we apply on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.
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If you choose an Indexed Segment with a Performance Trigger Rate, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date, could be lower, possibly significantly lower, than the actual Index return.
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If you choose an Indexed Segment with an Annual Lock, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.
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If you choose an Indexed Segment with a Dual Performance Trigger Rate, and there is positive Index performance, the Performance Rate on the Indexed Segment End Date could be lower, possibly significantly lower, than the actual Index return.
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If you choose an Indexed Segment with a Dual Rate and Performance Cap, and there is positive Index performance, the Performance Rate we apply on the Indexed Segment End Date could be less than the actual Index performance. If the actual Index performance is greater than the Performance Cap, your Performance Rate will be lower, possibly significantly lower, than the actual Index return.
Protection Method Considerations. We set the limit on Index losses for each Indexed Account at our sole discretion. We consider various factors in determining the limit on Index losses, including the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
You should choose a level of protection that is consistent with your risk tolerance and investment objectives. Generally, assuming the same Index and Indexed Term, an Indexed Account that provides more protection from Index losses will tend to have less potential for Index gains. Conversely, assuming the same Index and Indexed Term, an Indexed Account that provides less protection from Index losses will generally tend to have more potential for Index gains.
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For accounts with a Performance Cap (with the exclusion of Dual Plus), Participation Rate, or Performance Trigger Rate, if there is negative Index performance, we absorb the first portion of the negative performance up to the stated percentage and you bear the risk of loss after your chosen Protection Level, including the loss of any previously credited amount.
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For accounts with a Dual Performance Trigger Rate, if there is negative Index performance, we absorb the first portion of the negative Index performance up to the stated percentage of the Protection Level. If there is negative Index performance beyond the Protection Level, we continue to absorb the portion of the negative Index performance up to the stated percentage of the Dual Performance Trigger Rate. For example, if the Dual Performance Trigger Rate is 5%, we would absorb the first 5% of loss beyond the Protection Level. You bear the risk of loss thereafter, including the loss of any previously credited amount.
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For accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return.
Reallocation. You will be notified 25 days prior to each Indexed Anniversary Date regarding the timing of investing in new Indexed Segments. The available Indexed Accounts and applicable Crediting Methods and Protection Methods will be provided at least 5 business days in advance of the Indexed Anniversary Date on your online account or by calling 1-877-737-6872. To view the available Indexed Segments and the applicable rates, log in to your account at www.LincolnFinancial.com and select Account Reallocation under Account Management. Current rates can also be found at www.lfg.com/llarates and are incorporated into this prospectus by reference. If your existing Indexed Segment is at the end of the Indexed Term, you may reallocate the Segment Ending Value to any available Indexed Account. If your existing Indexed Segment is at an Indexed Anniversary during the Indexed Term, you may reallocate the Interim Value to any available Indexed Account. A reallocation request must be received on or before the Indexed Anniversary Date or Indexed Term End Date, as applicable. We will hold reallocation instructions for up to 25 calendar days prior to the Indexed Anniversary Date. The reallocation will take place on the Indexed Anniversary Date. If we do not receive a reallocation notice from you, all Indexed Segments that are ending will invest into a new Indexed Segment with the same term, Index, and Protection Method as the Indexed Segment in which they were previously invested and with the Crediting Method rate applicable to a new Indexed Term. If the same type of Indexed Segment is no longer available, the funds will be moved to the 1-Year S&P 500® Price Return Index with Performance Cap, 10% Protection, and will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date. The following chart outlines possible reallocations among Indexed Accounts at the end of an Indexed Term or as described under Secure Lock+® and applies to the first 6 Contract Years. Indexed Terms of the same term length must have the same Start Date.

Reallocating To	Reallocating From
	1-Year Term	3-Year Term	6-Year Term
1-Year Term	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date	Allowed on any Indexed Anniversary Date
3-Year Term	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date	Allowed only on every 3rd Indexed Anniversary Date
6-Year Term	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date	Allowed only on every 6th Indexed Anniversary Date

Interim Value. The Interim Value is a daily value we calculate to provide you with a value of your Indexed Segment after the Start Date and before the End Date of an Indexed Term. The Contract Value for an Indexed Segment is equal to the Interim Value on each Valuation Date except the End Date. The Interim Value is used to calculate amounts available for withdrawal, surrender (including any applicable surrender charge, premium tax or rider fees and charges), reallocation, annuitization or payment of a death claim for each day during an Indexed Term other than the End Date. The Interim Value also is used to determine how much the Indexed Crediting Base will be reduced after a withdrawal. See Surrenders and Withdrawals. Once you reach the End Date of the Indexed Term, there is no Interim Value, and the actual performance will be credited to or deducted from your Indexed Segment based on the Performance Rate associated with the Crediting Methods you have chosen. The Interim Value calculation will vary depending on the Indexed Account selected and whether Secure Lock+® has been elected.
The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index.
The specifics of the Interim Value calculation are located in the Statement of Additional Information.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value. Such loss can occur even if an Index has increased in value. This means your Interim Value could reflect negative performance, even if the Index Value has increased. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
Refer to the Surrender and Withdrawal section for information about the Interim Value and how surrenders or withdrawals are calculated.
Secure Lock+®
On any Valuation Date, excluding an Indexed Anniversary Date, between an Indexed Term Start Date and Indexed Term End Date, you may request to lock the Interim Value of any unlocked Indexed Segments (“Secure Lock+®”). You can obtain the current Interim Value by calling 1-877-737-6872 or by logging into your account at www.LincolnFinancial.com. This value fluctuates daily and is calculated at the end of each business day and may be more or less than the value quoted earlier. The Interim Value as calculated as of the close of that Valuation Date will be locked in and once enacted, each singular lock-in is irrevocable. Once locked, the Indexed Segment’s Interim Value will not change until the next Monthly Anniversary date (except any withdrawal made once the Interim Value is locked will reduce the locked value by the dollar amount of the withdrawal). If you request a lock-in when the Interim Value is below your Crediting Base, Protection Levels do not apply, and you assume all loss of Indexed Account Value. If you have elected a lock-in, and the value of the Interim Value supporting the Index Segment would have otherwise increased since the lock-in, you will not be able to take advantage of the increase that Contract Year. In addition, Interim Values that have been locked do not earn any interest while locked. If you request a lock-in of the Interim Value, you are not locking the actual Index performance, since the Interim Value is not based on the value of the Index but the fair market value of the portfolio of investment instruments supporting the Indexed Segment. Secure Lock+® is not available for Annual Lock, Participation Rate, or Dual Plus Indexed Accounts.
A request to lock the Interim Value may be made before 4:00 p.m. Eastern Standard Time (i.e. before market close) on any Valuation Date (in order to be processed that Valuation Day), one time between each Contract Year, prior to the Indexed Segment End Date;

however, a lock cannot be processed on an Indexed Anniversary Date. You will not know the locked Interim Value until the next Valuation Date. Any request made after 4:00 p.m. Eastern Standard Time (i.e. after market close) or on a day other than a Valuation Date will take effect as of the market close on the following Valuation Date.
If you choose to lock the Interim Value of an Indexed Segment, you will remain in that Indexed Segment and the locked-in Interim Value will not change (unless a withdrawal is taken), and no fixed interest will be credited from the date of the lock-in to the reset date. On the next Monthly Anniversary date immediately after the election of this Secure Lock+® (if this is not the End Date of the Segment), we will reset the crediting rate for that Indexed Segment, and reset the beginning Index Value and the Segment’s Crediting Base to its locked Interim Value (reduced by the dollar amount of any applicable withdrawals, surrender charges, taxes, rider fees and charges), and the Interim Value will begin calculating daily again. These reset values are used in calculating the Segment Ending Value on the End Date of the Indexed Term unless another lock-in is requested, in which case a new crediting rate, beginning Index Value, and Crediting Base would be established following that lock-in. The Protection Level percentage associated with the Segment will not change. If the Monthly Anniversary date after the lock-in is the End Date, then the Segment Ending Value equals the Interim Value (reduced by the dollar amount of any applicable withdrawals, surrender charges, taxes, riders fees and charges).
In addition, the Reset Rate may limit a positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock, and these Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
Please note: Once your Interim Value is locked in, we will automatically reset your crediting rate on the next Monthly Anniversary date unless you deferred the reset until the Indexed Anniversary or you have elected to reallocate to another available Indexed Account. You may defer the reset until the next Contract Year Anniversary by logging onto your online account or by calling us at 1-877-737-6872. If you choose to defer the reset, this decision must be made prior to the Monthly Anniversary and may not be revoked.
The reset crediting rate will be available online (or by phone) 10 days prior to the Monthly Anniversary date. The minimum Reset Rate is 0.10%. Current Reset Rates can be found at www.lfg.com/lla2resetrates and are incorporated into this prospectus by reference. Alternatively, to view Reset Rates for the available Indexed Accounts, log in to your account at www.LincolnFinancial.com and select Secure Lock+® under Account Management. You should consult with your registered representative and carefully consider whether and when to elect a Secure Lock+® of your Interim Value. A lock-in may only be requested once per Contract Year during an Indexed Term and is irrevocable. Your locked-in value at the end of the Indexed Term could be less than if you chose not to lock-in. If you request a lock-in when the Interim Value is below the Indexed Crediting Base, Protection Levels do not apply and you assume all losses of Indexed Account Value.
It is possible to utilize the Secure Lock+® feature and lock-in when the Interim Value is down. While the Interim Value is locked-in, you will forego any participation in the investment experience of the Index and will not receive interest at the end of the term based on the Index return. You may have realized higher gain by not utilizing Secure Lock+®. Careful consideration must be given before choosing to do this since you would be locking in the full decline in the Interim Value without the benefit of the Protection Level. While potential continued losses in the Interim Value would cease until the next Indexed Anniversary Date, the existing losses would be realized with no guarantee that the Segment would experience any future gains to offset this loss. Below are examples of locking in an Interim Value higher than the Crediting Base and lower than the Crediting Base.
Locking in an Interim Value Higher than the Crediting Base
1/1/2026 Crediting Base is $100,000
4/1/2030 Interim Value is $120,000
4/1/2030 The Contractowner decides to lock-in the $120,000 Interim Value
5/1/2030 Crediting Base is reset to $120,000
Locking in an Interim Value Lower than the Crediting Base
1/1/2026 Crediting Base is $100,000
4/1/2030 Interim Value is $90,000
4/1/2030 The Contractowner decides to lock-in the $90,000 Interim Value
5/1/2030 Crediting Base is reset to $90,000
Additionally, you assume the risk that your Reset Rate may not be known when you request a lock-in, and the Reset Rate may be significantly lower than the rate prior to the lock-in. As less time remains in your Indexed Term, you should expect the Reset Rate to be lower, possibly much lower. For example, assuming a 6-year term with a Performance Cap of 300%, if you choose to lock-in three months before the end of the Indexed Term, your rate is based on only two remaining months.

Discontinuation or Substitution of an Index. We have the right to discontinue or substitute an existing Index for a comparable Index prior to the Indexed Segment End Date for reasons, such as, but not limited to:
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An Index is discontinued;
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We are engaged in a contractual dispute with the Index provider;
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We determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index;
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There is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or
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A legal reason we cannot offer the Index.
Although we will attempt to choose a new Index that has a similar investment objective and risk profile to the existing Index, there is risk that the performance of the new Index may not be as good as the performance of the existing Index. As a result, funds allocated to the substituted Index may earn a return that is lower than the return they would have earned if the Index were not substituted. If we substitute an Index, we will notify you at least 30 days in advance of the substitution.
We would attempt to choose a new Index that has a similar investment objective and risk profile to the original Index. The selection criteria for a suitable alternative Index includes, but is not limited to, the following:
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There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the Index to allow the company to hedge crediting rates;
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The Index is recognized as a broad-based Index for the relevant market;
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We can offer the same Crediting Method or Protection Method on the substitute Index; and
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The publisher of the Index permits the use of the Index in the Contract and other materials for a reasonable fee.
If we substitute an Index during an Indexed Term, we will combine the return of the replaced Index from the Indexed Start Date to the substitution date with the return of the new Index from the substitution date to the end of the Indexed Term. The Indexed Term, and all applicable rates for the affected Indexed Segment, including the Crediting Method or Protection Method will not change due to the substitution of an Index during the Indexed Term.
If an Index is discontinued and a similar Index cannot be found or if we cannot offer the same Crediting Method or Protection Method, the Indexed Segment will end and the Interim Value on the Valuation Date the Index is discontinued will be used. Lincoln will move the funds into another available Indexed Segment of our choosing, and the funds will not be eligible for allocation into another Indexed Account until the next Indexed Anniversary Date.

Charges and Adjustments
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
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processing applications for and issuing contracts;
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processing purchases and redemptions from Indexed Accounts as required (including automatic withdrawal services if available – See Additional Services and the SAI for more information on this program);
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maintaining records;
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administering Annuity Payouts;
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furnishing accounting and valuation services (including the calculation and monitoring of daily Indexed Contract Values and Interim Values);
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reconciling and depositing cash receipts;
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providing contract confirmations;
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providing toll-free inquiry services; and
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furnishing telephone and other electronic surrenders, withdrawals and reallocations.
The risks we assume include:
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the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are stated in the Contract and cannot be changed);
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the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
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the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
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the risks related to supporting and replicating Indexed Account performance with our assets.
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, any applicable surrender charges may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from the base contract expenses deducted from the account. We may profit from the charges deducted under the Contract and from amounts earned on the Indexed Accounts. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.
Obligations under the Contracts that are funded by our general account include 1) the obligation to pay Death Benefits that exceed the Contract Value; 2) the obligation to pay Annuity Payouts that exceed the Contract Value; and 3) our obligations under the Indexed Accounts. Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the Contract (and bearing all of the associated expenses).
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of the Purchase Payment that has been invested for the period below. The contract anniversary is the annually occurring date beginning with the effective date of the Contract. For example, if the effective date of your Contract is January 2nd, your contract anniversary would be on January 2nd of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payment	7%	7%	6%	5%	4%	3%	0%
A surrender charge does not apply to:
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A surrender or withdrawal of a Purchase Payment beyond the sixth anniversary;
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Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed free amount. The free amount is equal to 10% of the current Contract Value. This free amount exception does not apply upon surrender of the Contract;
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Purchase Payment used in the calculation of the initial benefit payment to be made under an Annuity Payout option;
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A surrender or withdrawal of the Purchase Payment, as a result of permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the Contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
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A surviving spouse, at the time he or she assumes ownership of the Contract as a result of the death of the original owner (however, the surrender charge schedule of the original Contract will continue to apply to the spouse's Contract);
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A surrender or withdrawal of the Purchase Payment, as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the facility occurs after the effective date of the Contract and the owner has been confined for at least 90 consecutive days;
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A surrender or withdrawal of the Purchase Payment as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
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A surrender of the Contract as a result of the death of the Contractowner or Annuitant;
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A required minimum distribution (RMD) taken systematically under the Lincoln RMD program, in excess of the free amount;
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Periodic income payments made under any Annuity Payout option made available by us.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.
The free amount will be withdrawn from the Purchase Payment.
2.
Any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
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from the Purchase Payment until exhausted; then
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from earnings until exhausted.
We apply the surrender charge as a percentage of the Purchase Payment, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with the surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Guarantee of Principal Death Benefit Charge
A charge is applied for the optional Guarantee of Principal Death Benefit if the oldest of the Contractowner, joint owner (if applicable), or Annuitant is age 76 and older at the time the Contract is issued. The charge will equal 1.00% of the Contract Value on each Contract Date Anniversary and will be charged proportionally to each Indexed Segment and any holding account and deducted from the current Contract Value at the end of each Contract Year. This deduction from the Contract Value will reduce the Crediting Base of each Segment proportionately. The charge will be applied proportionately on amounts withdrawn from each Segment at the time of full surrender. (There is no charge for this Death Benefit for Contractowners who are age 75 and under at the time the Contract is issued.)
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates generally range from zero to 5%.
Contract Adjustments
If you make any withdrawals, surrender or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a death benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. Under extreme conditions, a negative Contract Adjustment based on Interim Values could result in a loss of up to 100% of your Contract Value.

The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method as well as Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The use of Interim Values transfers risk from us to you to protect us from losses on our investments supporting the Indexed Crediting Rate strategies if amounts are removed prematurely.
For more information about the Interim Value, including examples illustrating the operation of the Interim Values, please see the Statement of Additional Information.
If you withdraw Contract Value prior to the End Date of an Indexed Term, the withdrawal will cause an immediate reduction in your Crediting Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions in your Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. Once your Crediting Base is reduced due to a withdrawal during any Indexed Term, you cannot increase it during the remainder of the Indexed Term unless Secure Lock+® is exercised. The Interim Value and Indexed Crediting Base are available on your online account or by calling us at 1-877-737-6872.
The Contracts
Lincoln Life
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. The address of Lincoln Life’s Home Office is 1301 South Harrison Street, Fort Wayne, IN 46802. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts, subject to its financial strength and claims-paying ability.
Purchase of Contracts
If you wish to purchase a Contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the Indexed Account to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase the Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The Contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a Contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this Contract. The benefits offered under this Contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payment
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. Any funds received after 45 days from the date you signed your application (or submitted an electronic application) will be returned to you.
If we choose to extend that time period, the 45-day rate hold period will expire and the crediting rates currently in effect would apply. Any funds received after your Contract has been issued will be returned to you. You can find the crediting rates currently in effect at www.lfg.com/llarates or by calling us at 1-877-737-6872.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same Contractowner, joint owner, and/or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Valuation Date
Indexed Segments will be valued once daily at the close of regular trading (normally, 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the value of the Indexed Segment will not change.
Allocation of the Purchase Payment
The Purchase Payment will be allocated, according to your instructions, among one or more of the Indexed Accounts available under your Contract. The minimum amount that may be allocated into an Indexed Account is $2,000.
The Contract effective date will be the date on which money is first applied to the Indexed Accounts to establish the initial Indexed Term and will be the Indexed Anniversary Date. After the Indexed Anniversary Date is established, that is the only date each year that allocations can be invested in the Indexed Accounts. Your Contract will be issued, at the earlier of, when the entire Purchase Payment is received or no later than the 45th calendar day after the date you signed your application (or submitted an electronic application), provided the minimum Purchase Payment requirement was met. All funds received on or prior to the Contract effective date will be considered your Purchase Payment.
If the last day to issue your contract is not a business day, the Contract effective date and the initial Indexed Value for your Indexed Segments will be the closing value of the next Valuation Date. Excluding February 29th, any calendar date can be a Contract Date, Indexed Anniversary Date, or Valuation Date.
The rates for the initial Indexed Segments you selected will be determined based on any applicable crediting rate hold restrictions. For current crediting rate hold restrictions please call us at 1-877-737-6872. Current rates are available on our website at www.lfg.com/llarates.
Telephone and Electronic Transactions
A surrender, withdrawal, or reallocation request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine, or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner. We reserve the right to limit certain types of ownership structures. Please contact your financial professional for more information.
As Contractowner, you have all rights under the Contract. We reserve the right to approve all ownership and Annuitant changes. To the extent allowed by state law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a Contract has joint owners, the joint owners shall be treated as having equal undivided interests in the Contract. Either owner, independently of the other, may exercise any ownership rights in this Contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means approved by Lincoln. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date are not available.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., Eastern Time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Interim Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., Eastern Time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Interim Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);
2.
from an Indexed Segment with a 100% Protection Level (if any);
3.
proportionately from Indexed Segments with a one-year term (if any);
4.
proportionately from Indexed Segments with a term greater than one year.
Withdrawals are taken from the Contractowner’s own money and may have a significant negative impact on the value of certain death benefits offered under your Contract.
Prior to the End Date for the Indexed Segment, an amount equal to the Interim Value of the Indexed Segment is available for surrender or withdrawal. In addition, the Indexed Crediting Base for each individual Indexed Segment is reduced proportionately by the amount that the withdrawal reduced the Interim Value. A proportional reduction could be larger than the dollar amount of the withdrawal. Reductions to your Indexed Crediting Base will negatively impact your Interim Value for the remainder of the Indexed Term and will result in a lower Segment Ending Value at the end of the Indexed Term. You cannot withdraw an amount equal to the Indexed Crediting Base. The following examples show how the Indexed Crediting Base is impacted by a withdrawal.

Example 1:
1/1/2026 Allocation to Indexed Segment = $80,000
1/1/2026 Indexed Crediting Base = $80,000
6/1/2026 Indexed Crediting Base = $80,000; Interim Value = $100,000; Withdrawal = $80,000 (including any applicable surrender charge)
Withdrawal/Interim Value = $80,000 ÷ $100,000 = 80%
Removed Amount from the Indexed Crediting Base = $64,000 (80% of $80,000)
Indexed Crediting Base after withdrawal = $80,000 - $64,000 = $16,000
Interim Value after withdrawal ($100,000 - $80,000) = $20,000
Interim Value calculation going forward and Segment Ending Value will be based on the $16,000 Indexed Crediting Base
Example 2:
Indexed Crediting Base = $16,000; Interim Value = $15,000; Withdrawal = $15,000 (including any applicable surrender charge)
Withdrawal/Interim Value = $15,000 ÷ $15,000 = 100%
Removed Amount from the Indexed Crediting Base = $16,000 (100% of $16,000)
Indexed Crediting Base after withdrawal = $0
Interim Value after withdrawal = $0 ($15,000 - $15,000)
Note: The $15,000 Interim Value is the maximum that could be withdrawn during the Indexed Term. The Indexed Crediting Base is not available for withdrawal or transfer.
There may be surrender charges associated with surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Adjustments – Surrender Charge.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit follows the table.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Account Value Death Benefit	Provides a Death Benefit equal to the Contract Value.	None	●Poor investment performance could significantly reduce the benefit. ●Withdrawals could significantly reduce the benefit.
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None
●Withdrawals under AWS are subject to
applicable surrender charges.
●Withdrawals from Indexed Accounts will
be processed at a Segment’s Interim
Value as of the Valuation Date the
withdrawal is made unless the
withdrawal is processed on the End Date
of the Indexed Term.
●We reserve the right to discontinue this
administrative service at any time.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) the Purchase Payment, adjusted for withdrawals.
●0.00%, if all
Contractowners and
Annuitants are age
75 or younger at the
time the Contract is
issued
●1.00% (as a
percentage of
Contract Value on
each Contract Date
Anniversary), if any
Contractowner or
Annuitant is age 76
or older at the time
the Contract is
issued
●Withdrawals could significantly reduce the benefit.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to the Annuity Commencement Date. Refer to your Contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the Contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the Contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*
Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**
Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. This Death Benefit terminates on the Annuity Commencement Date.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the Contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the Contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The Contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner, or Annuitant was added or changed subsequent to the effective date of this Contract unless the change occurred because of the death of a prior Contractowner, joint owner, or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. For example, assume an initial deposit into the Contract of $25,000. The Contract Value increases and equals $28,000 on the Valuation Date the Death Benefit is approved by us for payment. The amount of Death Benefit paid equals $28,000. The Account Value Death Benefit is not available for election, but automatically becomes effective at the time all Contractowners and Annuitants are changed. Once you have the Account Value Death Benefit, this Death Benefit cannot be changed. There is no charge for this Death Benefit.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit rider must be elected at issue and provides a Death Benefit equal to the greater of:
●
the Contract Value as of the Valuation Date we approve the payment of the claim; or
●
the Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.
For example, assume a Purchase Payment into the Contract of $25,000. The Contract Value decreases and equals $22,000 on the Valuation Date the Death Benefit is approved. Since your principal is guaranteed (adjusted for withdrawals), the amount of Death Benefit paid equals $25,000.
There is an additional charge for this Death Benefit.
Note: The Contract Value for Indexed Segments is the Interim Value unless the claim is processed on a Segment End Date. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount of the withdrawal from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The Guarantee of Principal Death Benefit may not be terminated unless you surrender the Contract. In addition, the rider will terminate:
1.
on the Annuity Commencement Date;
2.
upon payment of a Death Benefit under the Guarantee of Principal Death Benefit (unless the Contract is continued by the surviving spouse); or
3.
at any time all Contractowners or Annuitants are changed. If this occurs, the Account Value Death Benefit will be in effect.
There are no investment requirements associated with the election of the Guarantee of Principal Death Benefit; however, the Company reserves the right to add investment requirements in the future.
General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, that individual may continue the Contract as sole Contractowner. Upon the death of the spouse who continued the Contract, we will pay the Account Value Death Benefit to the designated Beneficiary(ies) unless the Guarantee of Principal Death Benefit is in effect.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the Contract. Any portion of the Death Benefit that would have been payable (if the Contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value and placed in a non-interest bearing holding account. You may reallocate any Contract Value from the holding account to an Indexed Account on the next Indexed Anniversary Date. If you do not provide reallocation instructions before the first Indexed Anniversary following the deposit into the holding account, your Contract Value will be moved to the 1-Year S&P 500® Price Index with Performance Cap, 100% Protection. If the Contract is continued in this way, the Guarantee of Principal Death Benefit rider and charge, if applicable, will continue. The rider charge rate that was in effect immediately prior to the death will continue to apply.

All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order or one year from the date of the death for nonqualified contracts and December 31st of the year following death for IRAs. To be in Good Order, we require all the following:
1.
an original certified death certificate, or other proof of death satisfactory to us; and
2.
written authorization for payment; and
3.
all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this Contract to the contrary, the payment of Death Benefits provided under this Contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
●
if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
●
if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. All methods of payment of Death Benefit must comply with Section 72(s) of the Code, or Section 401(a)(9) of the Code for qualified contracts. The Death Benefit payable to the Beneficiary or joint owner of a nonqualified contract must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy and payments must begin within one year of the Contractowner’s date of death.
For qualified contracts, the Death Benefit payable to the Beneficiary or joint owner must be distributed within 10 years of the Contractowner's date of death unless the Beneficiary qualifies as an eligible designated beneficiary and begins receiving distributions before December 31st of the year following the year of the Contractowner's death. The eligible designated beneficiary must begin receiving the distributions in the form of annuity not extending beyond the Beneficiary's life expectancy.
Note: Indexed Accounts cannot be divided into separate contracts when there are multiple beneficiaries. If more than one beneficiary chooses a death benefit option other than a lump sum, the existing Indexed Account(s) will need to be surrendered at the Interim Value to be allocated to multiple beneficiaries. New Indexed Accounts can be selected on the new contracts if desired with the currently available features.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.

Additional Service
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges. Withdrawals from Indexed Accounts will be at Interim Value unless they coincide with a Segment End Date. See Charges and Adjustments — Surrender Charge and Indexed Accounts – Interim Value. Participating in an AWS may potentially expose you to certain risks. See Principal Risks of Investing in the Contract. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued.
Currently, there is no charge for this service. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of this service, you will need to complete the appropriate election form that is available online at LincolnFinancial.com or from our Home Office. This service will stop once we are notified of a pending death claim.
We reserve the right to discontinue this administrative service at any time.
Annuity Payouts
Your Contract Value invested in the Indexed Accounts must be transferred to a fixed Annuity Payout prior to the Annuity Commencement Date. See Principal Risks of Investing in the Contract. When you apply for a Contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your registered representative may recommend that you annuitize at an earlier age.
The Contract provides optional forms of payouts of annuities (annuity options). The Indexed Accounts are not available as Annuity Payout options. The Contract provides that all of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Period Certain. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Period Certain. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. Any portion of your Contract Value invested in the Indexed Accounts or any holding account must be moved to a fixed Annuity Payout prior to the Annuity Commencement Date. You may change the Annuity Commencement Date or change the annuity option up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed basis) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
●
proof of the death, satisfactory to us;
●
written authorization for payment; and
●
all claim forms, fully completed.
Small Contract Surrenders
We may surrender your Contract, in accordance with the laws of your state if:
●
your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Indexed Accounts you selected; and
●
the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your Contract, we will send you a letter at your last address we have on file, to inform you that your Contract will be surrendered. If we surrender your Contract, we will not assess any surrender charge. Surrenders from the Indexed Accounts will be calculated using the Interim Value.
Delay of Payments
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Amendment of Contract
We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this Contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You should ask your registered representative how the broker-dealer will be compensated for the sale of the Contract to you, or for any alternative proposal that may have been presented to you. You should take such compensation into account when considering and evaluating any recommendation made to you in connection with the purchase of a Contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of the Purchase Payment. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the

Contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 3.00% of annuitized value and/or ongoing annual compensation of up to 0.40% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners. All compensation is paid from our resources, which include fees and charges imposed on your Contract.
We pay an education and support fee to Capital Group for their educational and sales support in connection with the Capital Group ETFs referenced in the Indexed Accounts. This is an annual fee of 0.15% of the average daily value of the amount invested in the aggregate of all Indexed Accounts referencing a Capital Group ETF. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay an education and support fee to First Trust Portfolios L.P. (First Trust) for their educational and sales support in connection with the First Trust Capital Strength Methodology contained within the Capital Strength Net Fee IndexSM. This fee is an annual fee of 0.15% of the average daily value of the amount invested in the Capital Strength Indexed Accounts. First Trust will pay Lincoln an annual rate of 0.05% of the average daily value of the amount invested in the Capital Strength Indexed Accounts to compensate Lincoln for the expenses it incurs in assisting First Trust as it provides this education and support. These payments are not charged directly to Contractowners, but are paid from our resources.
We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the Contract. Contracts, endorsements and riders may vary as required by state law. Questions about your Contract should be directed to us at 1-877-737-6872.
Federal Tax Matters
Introduction
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.

Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
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An individual must own the Contract (or the Code must treat the Contract as owned by an individual).
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Your right to choose particular investments for a Contract must be limited.
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The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the investment in the Contract. Examples of contracts where the owner pays current tax on the Contract’s earnings are contracts issued to a corporation or a trust. Some exceptions to the rule are:
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Contracts in which the named owner is a trust or other entity that holds the Contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
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Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
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Contracts acquired by an estate of a decedent;
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Certain qualified contracts;
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Contracts purchased by employers upon the termination of certain qualified plans; and
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Certain contracts used in connection with structured settlement agreements.
Restrictions
The Code limits your right to choose particular investments for the Contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts.
Loss Of Interest Deduction
After June 8, 1997, if a Contract is issued to a taxpayer that is not an individual, or if a Contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a Contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Contract. This rule also does not apply to a Contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the Contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract’s Purchase Payment and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the Contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the Contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any Contract or of any transaction involving a Contract. However, the rest of this discussion assumes that your Contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your Contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the Contract. This income (and all other income from your Contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the Contract. In certain circumstances, your Purchase Payment and investment in the Contract are reduced by amounts received from your Contract that were not included in income.

Taxation Of Annuity Payouts
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the Contract has been distributed, the amount not received will generally be deductible.
Taxation Of Death Benefits
We may distribute amounts from your Contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
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If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
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If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
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If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the Contract not yet distributed from the Contract. All Annuity Payouts in excess of the investment in the Contract not previously received are includible in income.
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If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of the Purchase Payment not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your Contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
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you receive on or after you reach 59½,
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you receive because you became disabled (as defined in the Code),
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you receive from an immediate annuity,
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a Beneficiary receives on or after your death, or
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you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your Contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your Contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.

Gifting A Contract
If you transfer ownership of your Contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the Contract not previously received. The new owner’s investment in the Contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your Contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your Contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the Contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the Contract with the various types of qualified retirement plans. Persons planning to use the Contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
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Individual Retirement Accounts and Annuities (“Traditional IRAs”)
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Roth IRAs
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Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
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SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
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401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
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403(a) plans (qualified annuity plans)
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403(b) plans (public school system and tax-exempt organization annuity plans)
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H.R. 10 or Keogh Plans (self-employed individual plans)
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457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
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Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
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Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
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Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
The Setting Every Community Up for Retirement Enhancement 2.0 (SECURE 2.0) Act of 2022
The Setting Every Community Up for Retirement Enhancement (SECURE 2.0) Act (the “SECURE 2.0 Act”) was enacted on December 29, 2022. The SECURE 2.0 Act made specific changes to retirement plans and IRA’s, including:
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Increased the required beginning date measuring age from age 72 to 73 for any participant or IRA owner who did not attain age

72 prior to January 1, 2023. As a result, required minimum distributions are generally required to begin by April 1st of the year following the year in which the participant or IRA owner reaches age 73.
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Further increased the required beginning date measuring age to 75 by 2033.
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Created exception to the 10% additional tax for distributions for domestic violence and emergencies.
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Added provisions that permit rollover of 529 plan amounts to a Roth IRA for the beneficiary, within certain limits.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
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Federal tax rules limit the amount of the Purchase Payment or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
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Minimum annual distributions are required under some qualified retirement plans once you reach age 73 or retire, if later as described below.
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Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your Contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the Contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE 2.0 Act, the required beginning date was April 1 of the year following the year you attain age 72 or retired. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1st of the year following the year in which you attain age 73 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1st of the year following the year in which you attained age 72. If you did not attain age 72 prior to January 1, 2023, then your required beginning date will be April 1st of the year following the year in which you attain age 73. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax is applied to the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your Contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the Contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
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Distribution received on or after the Annuitant reaches 59½,
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Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
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Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
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Distribution received as reimbursement for certain amounts paid for medical care, or

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Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your Contract are not included in the calculation of unearned income because your Contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Contract when we issue the Contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a Contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your Contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
There are no voting rights associated with the Indexed Accounts.
Return Privilege
Within the free-look period after you receive the Contract, you may cancel it for any reason. A Contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, which includes the Interim Value for the Indexed Accounts, and any premium taxes which had been deducted. No applicable surrender charges will apply. A purchaser who participates in the Indexed Accounts risks the loss of principal as it will be based on Interim Value.
For Contracts written in those states whose laws require that we assume this market risk during the free-look period, a Contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of the Purchase Payment or Contract Value as of the Valuation Date on which we receive the cancellation request.
If you cancel this Contract within the free-look period, we reserve the right not to accept another application for this Contract for a period of six months.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Electronic Delivery
You may elect to receive your Contract, prospectus, prospectus supplements, quarterly statements, and other notices electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without any material adverse effect on the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company’s operating results for any particular reporting period.
Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Financial Statements
The December 31, 2025 consolidated financial statements of Lincoln Life are included in the Statement of Additional Information (SAI). They should be considered only as they relate to our ability to meet our obligations under the Contract. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.

Appendix A — Investment Options Available Under The Contract
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to the current limits on Index gains. Information about current limits on Index gains is available at www.lfg.com/llarates.
Note: If amounts are removed from an Indexed Account before the end of its Indexed Term, we will apply a Contract Adjustment based on Interim Value. This may result in significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Indexed Segment until the end of the Indexed Term. See Indexed Accounts – Interim Value in the prospectus for additional details.

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1,3]	Market Index	1-Year	Point-to-Point	100%	Protection Level	0.10%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
MSCI EAFEE Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4 This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	3-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	3-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
First Trust American Leadership IndexTM 1, 4	Market Index	3-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
MSCI EAFE Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection	15.0%	Participation Rate	0.10%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
S&P 500® Price Return Index[1] This Index is available for all contracts issued on or after November, 18, 2024, subject to state availability.	Market Index	6-Year	Point-to-Point	10%	Dual Plus	10.0%	Performance Cap		N/A
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap		N/A

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap	N/A
S&P 500® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.0%	Performance Cap	N/A
Russell 2000® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.0%	Performance Cap	N/A
1 The Index is a “price return Index,” not a “total return Index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 The ETF provider deducts fees and costs when calculating performance. This will reduce the ETF return and may cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that tracts the ETF does not participate in dividend or capital gains distributions of the ETF, if any.
3 This Indexed Account provides total protection from Index losses at the end of the Indexed Term.
4 The Index deducts fees and costs when calculating Index performance which will reduce the Index return and cause each Index to underperform a direct investment in the securities composing the Index.
Each Indexed Account’s limit on Index losses is guaranteed not to change for as long as that Indexed Account remains available under the Contract. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. However, we reserve the right to add and remove Indexed Accounts and to offer Indexed Accounts with different Crediting Methods or Protection Methods. As such, the limits on Index loss offered under the Contract may change from one Indexed Term to the next. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses. See Indexed Accounts in the prospectus for additional details.

Appendix B – Index Disclosures
S&P 500® Price Return Index
The S&P 500® Price Return Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln. It is not possible to invest directly in an index. Lincoln’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Lincoln’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Lincoln’s Product(s) particularly or the ability of the S&P 500® Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Lincoln with respect to the S&P 500® Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Lincoln or Lincoln’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Lincoln or the owners of Lincoln’s Product(s) into consideration in determining, composing or calculating the S&P 500® Price Return Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Lincoln’s Product(s) or the timing of the issuance or sale of Lincoln’s Product(s) or in the determination or calculation of the equation by which Lincoln’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Lincoln’s Product(s). There is no assurance that investment products based on the S&P 500® Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LINCOLN, OWNERS OF LINCOLN’S PRODUCTS(s), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LINCOLN, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Price Return Index
The Russell 2000® Price Return Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by The Lincoln National Life Insurance Company (“Lincoln”). Lincoln products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which Lincoln’s products are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Lincoln products. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Lincoln or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Capital Strength Net Fee IndexSM
The Product(s) is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Capital Strength Net Fee Index to track general stock market performance. The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Capital Strength Net Fee Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Capital Strength Net Fee Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH NET FEE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH NET FEE INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
First Trust American Leadership IndexTM
The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”). FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.
The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee. S&P® is a trademark of Standard & Poor’s Financial Service LLC. DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze. NASDAQ® is a trademark of Nasdaq, Inc. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.
The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance. The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product. The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index. The Companies are not responsible for and have not participated in the determination or calculation of the Product. There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW
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INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.
MSCI EAFE Index
THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this product or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCl's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Capital Group Global Growth ETF and Capital Group Growth ETF
American Funds Distributors, Inc. is the distributor for Capital Group Global Growth Equity ETF (CGGO) and Capital Group Growth ETF (CGGR). Capital Group exchange-traded funds (ETFs) are actively managed and do not seek to replicate a specific index. ETF shares are bought and sold through an exchange at the then current market price, not net asset value (NAV), and are not individually redeemed from the fund. Shares may trade at a premium or discount to their NAV when traded on an exchange. There can be no guarantee that an active market for ETFs will develop or be maintained, or that the ETF’s listing will continue or remain unchanged. All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. Capital Group makes no representations or warranties, express or implied, to the owners of any products offered by The Lincoln National Life Insurance Company (Lincoln) or any member of the public regarding the advisability of purchasing any product or service offered by Lincoln or the results to be obtained from any product or service offered by Lincoln. Products offered by Lincoln are not sponsored, endorsed or sold by Capital Group, and purchasers of such products do not acquire any interest in CGGO or CGGR nor enter into any relationship with Capital Group. Capital Group has no obligation or liability for any errors, omissions, interruptions or use of CGGO or CGGR or any data related thereto, or in connection with the operation, marketing, trading or sale of any product or service offered by Lincoln.
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The SAI includes additional information about the Contract and Lincoln Life, and is incorporated by reference in this prospectus. The SAI is dated the same date as this prospectus. We will provide the SAI without charge upon request. You may obtain a free copy of the SAI and submit inquiries by:
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Mailing: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348
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Visiting: www.lfg.com/VAprospectus
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Emailing: CustServSupportTeam@lfg.com
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Calling: 1-877-737-6872
You may also obtain reports and other information about the Company on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers and the Contract’s contract identifier number are listed below.
  SEC File No.:
333-267670
EDGAR Contract Identifier:
C000261545

SAI 5

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2026
Relating to Prospectus Dated May 1, 2026 for
Lincoln Level Advantage 2® Access
The Lincoln National Life Insurance Company
The SAI provides you with additional information about Lincoln Life and your Contract. It is not a prospectus.
A copy of the product prospectus dated May 1, 2026, may be obtained without a charge by writing to the Home Office: Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, by calling: 1-877-737-6872, or by emailing: CustServSupportTeam@lfg.com and requesting a copy of the Lincoln Level Advantage 2® Access product prospectus.
TABLE OF CONTENTS OF THE SAI

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
General Information and History
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Our Financial Condition. Any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products in addition to the Contract. We also pay our obligations under these products from our assets in the general account. The assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the Contract would generally receive the same priority as our other Contractowner obligations.
The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed. The laws and regulations applicable to us regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are incorporated by reference into this SAI. See Financial Statements below. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.
Non-Principal Risks of Investing In The Contract
Opportunity Cost. Principal amounts committed to an annuity contract are only available to choose from investment options available in the Contract, potentially causing you an opportunity cost.
Dying early. If you die earlier than expected, your designated beneficiary may not receive the full benefit of the future payments.
Divorce. If you get divorced, you could forfeit some or all of the value of your annuity to your former spouse.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited the consolidated financial statements of The Lincoln National Life Insurance Company as of

December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, as set forth in their report, which is included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.
Purchase of Securities Being Offered
The contracts are offered to the public through licensed insurance agents who specialize in selling our products and who are also associated with broker-dealers; through independent insurance brokers who are also associated with broker-dealers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Contract Adjustment – Interim Value Calculation
Interim Value for Indexed Segments with no Annual Locks
The Interim Value of a Segment is equal to the sum of (1) and (2), where:
(1) is the value of the Fixed Income Asset Proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment:
During the first 6 Contract Years as C x [1 / (1 +F)D x (1 +F)E / (1 + G)E], and
After the first 6 Contract Years as: C x [1 / (1 + F)D x (1 + F)D / (1 + G)D]
where:
C = is the Crediting Base of the Segment on the Valuation Date of the calculation.
D = is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term. The average number of days per Contract Year is total calendar days in the Indexed Term divided by total Contract Years in the Indexed Term.
If an election to lock and reset a Segment is exercised during the Indexed Term, D is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term remaining on the Reset Date.
The average number of days per Contract Year is the total calendar days remaining in the Indexed Term on the Reset Date divided by the fractional number of Contract Years remaining in the Indexed Term on the Reset Date.
The fractional number of Contract Years remaining is calculated as the total Contract Years in the Indexed Term multiplied by the total calendar days remaining in the Indexed Term on the Reset Date divided by the total calendar days in the Indexed Term.
E = is the total calendar days remaining in the initial 6 Contract Years divided by the average number of days per Contract Year of the initial 6 Contract Years. The average number of days per Contract Year is the total calendar days in the initial 6 Contract Years divided by 6.
F = is the Discount Rate that applies to the Segment on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during the Indexed Term, F is the Discount Rate that applies to the Segment on the Reset Date.
G = is the Discount Rate that applies to the Segment on the Valuation Date.
(2) is the market value of the Derivative Asset Proxy, determined solely by us, on the Valuation Date of the calculation.
Interim Value for Indexed Segments with Annual Locks
The Interim Value of a Segment is equal to the sum of (1) and (2), where:
(1) is the value of the Fixed Income Asset Proxy of a Segment on the Valuation Date the Interim Value is calculated. It is determined for a Segment:
During the first 6 Contract Years as C x [1 / (1 +F)D x (1 +F)E / (1 + G)E], and
After the first 6 Contract Years as: C x [1 / (1 + F)D x (1 + F)D / (1 + G)D]
where:
C = is the initial Crediting Base of the Segment that has been proportionately adjusted for any withdrawals, surrender charges, premium taxes, or rider fees and charges that have occurred during the Indexed Term prior to the Valuation Date of the calculation.

D = is the total calendar days remaining in the Indexed Term divided by the average number of days per Contract Year of the Indexed Term. The average number of days per Contract Year is total calendar days in the Indexed Term divided by total Contract Years in the Indexed Term.
E = is the total calendar days remaining in the initial 6 Contract Years divided by the average number of days per Contract Year of the initial 6 Contract Years. The average number of days per Contract Year is the total calendar days in the initial 6 Contract Years divided by 6.
F = is the Discount Rate that applies to the Segment on the Start Date of the Segment.
If an election to lock and reset a Segment is exercised during the Indexed Term, F is the Discount Rate that applies to the Segment on the Reset Date.
G = is the Discount Rate that applies to the Segment on the Valuation Date.
(2) is the market value of the Derivative Asset Proxy, determined solely by us, on the Valuation Date of the calculation.
Each component of the calculation is further explained as follows:
1.
Fixed Income Asset Proxy. The Fixed Income Asset Proxy is a hypothetical fixed income asset that is meant to represent the market value of the investment instruments supporting the Segment.
The Discount Rate is derived from the Reference Rate, which is based on U.S. Treasury Constant Maturity yield(s), Collateralized Loan Obligation (CLO) spread(s), market observable yield(s) of investments grade U.S. Corporate Bonds, and secured overnight interest rate(s). The Reference Rate is set to represent the duration of the investment instruments supporting the Indexed Seg ment and may not match the actual length of the Indexed Segment.
If the U.S. Treasury Constant Maturity yield(s) are not published for a particular day or we are delayed in receiving these values, then we will use the yield(s) on the last day they were published. If the U.S. Treasury Constant Maturity yield(s) are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
If the U.S. Treasury Constant Maturity yield(s) are not published for a time to maturity that matches the selected duration, then the yield(s) will be interpolated between the yield(s) for maturities that are published.
If the CLO spread(s), market observable yields of investments grade U.S. Corporate Bonds, or secured overnight interest rate(s) are not published for a particular day, or we are delayed in receiving these values then we will use the spread(s), yield(s), or rate(s) on the last day they were published. If any of these components are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the
Reference Rate.
We reserve the right to change the methodology of the Interim Value calculation at any time and at our sole discretion.
2.
Derivative Asset Proxy. We utilize a fair market methodology to value the replicating portfolio of financial instruments that sup port the product.
The Derivative Asset Proxy is determined assuming a package of derivative assets and other financial instruments, determined solely by Us, that replicates the Performance Rate on the End Date of the Segment. The value of the package of derivative assets and other financial instruments is determined on any Valuation Date that the Interim Value is calculated for a Segment. The valuation of the financial instruments is based on standard methods for valuing financial instruments and based on inputs from third party vendors. The methodology used to value these financial instruments is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical financial instruments. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day.
The options or other instruments for each Indexed Account type are as follows:
A. At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B. Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate.
C. Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.
D. Digital option: This represents the market value of the option to provide the Performance Trigger Rate under zero or positive Index returns.

E. At-the money put option: This represents the market value of the potential to receive an amount equal to the percentage loss of the index during the Indexed Term.
F. Dual structure: This represents the market value of receiving a maturity amount equal to the Dual Performance Trigger Rate or Dual Rate at the end of the Indexed Term independent of the underlying index returns.
  NOTE: Put option C will always reduce the Interim Value even if the Index has increased during the Indexed Term.
For each Segment with no Annual Lock with Performance Cap rates and Protection Levels, the replicating portfolio of options is equal to: A minus B minus C.
For each Segment with Performance Trigger Rates and Protection Levels, the replicating portfolio of options is equal to: D minus C.
For each Segment with a Dual Performance Trigger Rate and Protection Level, the replicating portfolio of financial instruments is equal to: F minus C.
For each Segment with Annual Lock, we designate and value a replicating (derivative) structure which is tied to the compounded performance for each year of the Annual Lock Segment. The market standard model is adjusted by us to account for additional market risks relevant to the Annual Lock Segment.
For each Dual Plus Segment, the replicating portfolio of financial instruments is equal to: F plus B (at the Dual Rate) minus B (at the Performance Cap Rate) minus E.
The key inputs, including but not limited to the following, are also incorporated into the models:
(1) Implied Volatility of the Index—This input varies with (i) how much time remains until the Segment End Date, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the index at the time of the calculation (including the potential for resets of each Annual Lock Period).
This relationship is referred to as the “moneyness” of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early withdrawal is generally not available. This is because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to precisely match the Segment End Date (or remaining Annual Lock Periods) and moneyness of the designated option that we use in our calculations. Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.
(2) Interest Rate—We use key derivative interest rates obtained from information provided by independent third-parties which are recognized financial reporting vendors. Interest rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early withdrawal. We use linear interpolation to derive the exact remaining duration rate needed as the input.
(3) Index Dividend Yield—On a daily basis, we use the projected annual dividend yield across the entire index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.
In addition, when we calculate the Interim Value, we calculate market values of financial instruments each business day based on inputs from outside vendors. Inputs obtained from these outside vendors may vary over time based on market conditions and changes in valuation standards. If we are delayed in receiving these values, we will use the option value on the last day it was available to calculate a new Interim Value.

Examples
The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Caps and Protection Levels.

	1 Year	6 Year	6 Year
Indexed Term length	12 months	72 months	72 months
Months since Indexed Term Start Date	9	69	15
Indexed Crediting Base	$1,000	$1,000	$1,000
Protection Level	10%	10%	10%
Performance Cap	12%	100%	100%
Months to End Date	3	3	57

Change in Index Value is -30%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$(197)	$(197)	$(163)
Interim Value = Sum of 1 + 2	$800	$800	$777
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$800	$800	$800

Change in Index Value is -10%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$(28)	$(27)	$(6)
Interim Value = Sum of 1 + 2	$969	$970	$934
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000	$1,000

Change in Index Value is 20%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$104	$203	$210
Interim Value = Sum of 1 + 2	$1,101	$1,200	$1,150
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,120	$1,200	$1,200

Change in Index Value is 40%	1 Year	6 Year	6 Year
1. Fair value of the fixed income asset proxy	$997	$997	$940
2. Fair value of derivative asset proxy	$119	$401	$335
Interim Value = Sum of 1 + 2	$1,116	$1,398	$1,275
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,120	$1,400	$1,400

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Participation Rates and Protection Levels.

	3 Year	3 Year
Indexed Term length	36 months	36 months
Months since Indexed Term Start Date	33	15
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Participation Rate	100%	100%
Months to End Date	3	21

Change in Index Value is -30%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$(197)	$(189)
Interim Value = Sum of 1 + 2	$797	$766
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$800	$800

Change in Index Value is -10%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$(27)	$(23)
Interim Value = Sum of 1 + 2	$966	$932
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is 20%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$203	$230
Interim Value = Sum of 1 + 2	$1,196	$1,185
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,200	$1,200

Change in Index Value is 40%	3 Year	3 Year
1. Fair value of the fixed income asset proxy	$993	$955
2. Fair value of derivative asset proxy	$401	$412
Interim Value = Sum of 1 + 2	$1,394	$1,367
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,400	$1,400

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Performance Trigger Rates and Protection Levels.

	1 Year	1 Year
Indexed Term length	12 months	12 months
Months since Indexed Term Start Date	7	4
Indexed Crediting Base	$1,000	$1,000
Protection Level	15%	15%
Performance Trigger Rate	12.5%	12.5%
Months to End Date	5	8

Change in Index Value is -15%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$(30)	$(33)
Interim Value = Sum of 1 + 2	$953	$940
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is -5%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$30	$24
Interim Value = Sum of 1 + 2	$1,013	$997
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is 10%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$93	$83
Interim Value = Sum of 1 + 2	$1,076	$1,056
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,125	$1,125

Change in Index Value is 20%	1 Year	1 Year
1. Fair value of the fixed income asset proxy	$983	$973
2. Fair value of derivative asset proxy	$113	$105
Interim Value = Sum of 1 + 2	$1,096	$1,078
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,125	$1,125

The following examples demonstrate how the Interim Value is calculated in different scenarios for Indexed Segments with Dual Performance Trigger Rates and Protection Level.

	1 Year	1 Year
Indexed Term length	12 Months	12 Months
Months since Indexed Term Start Date	9	3
Indexed Crediting Base	$1,000	$1,000
Protection Level	10%	10%
Dual Performance Trigger Rate	6%	6%
Months to End Date	3	9

Change in Index Value is -15%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$(4)	$(24)
Interim Value = Sum of 1 + 2	$989	$956
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,010	$1,010

Change in Index Value is -5%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$43	$20
Interim Value = Sum of 1 + 2	$1,036	$1,000
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

Change in Index Value is 10%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$59	$49
Interim Value = Sum of 1 + 2	$1,052	$1,029
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

Change in Index Value is 20%	1 Year	1 Year
1. Fair Value of the fixed income asset proxy	$993	$980
2. Fair Value of derivative asset proxy	$59	$55
Interim Value = Sum of 1 + 2	$1,052	$1,035
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,060	$1,060

The following examples demonstrate how the Interim Value is calculated in different scenarios for Dual Plus Indexed Segments.

	6 Year	6 Year
Indexed Term length	72 Months	72 Months
Months since Indexed Term Start Date	54	18
Indexed Crediting Base	$1,000	$1,000
Dual Rate	15%	15%
Performance Cap	70%	70%
Months to End Date	18	54

Change in Index Value is -15%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$(10)	$(12)
Interim Value = Sum of 1 + 2	$967	$922
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,000	$1,000

Change in Index Value is -5%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$67	$57
Interim Value = Sum of 1 + 2	$1,044	$991
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,100	$1,100

Change in Index Value is 10%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$175	$149
Interim Value = Sum of 1 + 2	$1,152	$1,083
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,150	$1,150

Change in Index Value is 20%	6 Year	6 Year
1. Fair Value of the fixed income asset proxy	$977	$934
2. Fair Value of derivative asset proxy	$245	$205
Interim Value = Sum of 1 + 2	$1,222	$1,139
Segment Ending Value (this value assumes the Index performance and Crediting Base did not change prior to the End Date)	$1,200	$1,200

The following example demonstrates the effect of taking a withdrawal when the Interim Value is down from the initial Purchase Payment and there are Surrender Charges applicable.
Initial Purchase Payment:	$50,000	This equals the total Crediting Base for all Indexed Accounts selected.
Current Contract Value:	$45,000	This is the sum of the Interim Value of all Indexed Segments.
Withdrawal requested:	$9,000	This is 20% of the current Contract Value (and exceeds the amount that is free of surrender charges).
Surrender charge:	$315	Based on a surrender charge rate of 7% and applied to the portion of the withdrawal that exceeds 10% of Contract Value.
Interim Value after withdrawal:	$35,685	This is the total reduction of 20.70% from current Contract Value.
Crediting Base after withdrawal:	$39,650	The Crediting Base is reduced proportionately by 20.70%.

Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”) is a wholly owned subsidiary of Lincoln National Corporation and an affiliate of Lincoln Life as a result of common control. LFD serves as the principal underwriter (the “Principal Underwriter”) for the Contracts, as described in the prospectus. The offering of the Contracts is continuous. The Principal Underwriter has also entered into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives who are registered with Selling Firms are appointed as our insurance agents. LFD, in its capacity as Principal Underwriter, paid to Selling Firms, sales compensation totaling $228,861 in 2024 and $1,612,010 in 2025, in connection with all of the Contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts. LFD maintains its principal place of business at 130 North Radnor Chester Road, Radnor, Pennsylvania 19087.
Contract Information
Additional Services
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request or in another manner acceptable to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Financial Statements
The December 31, 2025 consolidated financial statements of Lincoln Life are incorporated into this SAI by reference to the most recent Form N-VPFS (“N-VPFS”) filed with the SEC.